As filed with the Securities and Exchange Commission on November 27, 2002
                      Registration Nos. 33-24848; 811-5669

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          Post-Effective Amendment No. 46                   [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                          Amendment No. 47                                  [X]

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
               (Address of Principal Executive Office) (Zip Code)
                                 (800) 282-5706
              (Registrant's Telephone Number, including Area Code)

                                Jeffrey C. Cusick
                                    President
                                Fifth Third Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                 with a copy to:
                                 Alan G. Priest
                                  Ropes & Gray
                               One Franklin Square
                          1301 K Street, Suite 800 East
                              Washington, DC 20005

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph (b)
[X] On November 30, 2002 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On _____ pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] On November 30 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

       Title of securities being registered: Shares of Beneficial Interest

[logo]:
5/3 Fifth Third Funds


STOCK AND BOND MUTUAL FUNDS
ASSET ALLOCATION FUNDS
INSTITUTIONAL SHARES

PROSPECTUS
NOVEMBER 30, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS
STOCK AND BOND MUTUAL FUNDS
ASSET ALLOCATION FUNDS
INSTITUTIONAL SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS

EQUITY FUNDS - GROWTH STYLE
Small Cap Growth Fund...............................  2
Mid Cap Growth Fund.................................  4
Large Cap Opportunity Fund..........................  6
Quality Growth Fund.................................  8

EQUITY FUNDS - CORE STYLE
Large Cap Core Fund................................. 10
Equity Index Fund................................... 12
Balanced Fund....................................... 14

EQUITY FUNDS - VALUE STYLE
Micro Cap Value Fund................................ 16
Multi Cap Value Fund................................ 18
Disciplined Large Cap Value Fund.................... 20

ASSET ALLOCATION FUNDS
LifeModel Aggressive FundSM......................... 22
LifeModel Moderately Aggressive FundSM.............. 24
LifeModel Moderate FundSM........................... 26
LifeModel Moderately Conservative FundSM............ 28
LifeModel Conservative FundSM....................... 29

STRATEGIC INCOME STYLE
Strategic Income Fund............................... 30

SPECIALTY FUNDS
Technology Fund..................................... 32
Worldwide Fund...................................... 34
International Equity Fund........................... 36
International GDP Fund.............................. 38

FIXED INCOME FUNDS - TAXABLE STYLE
Bond Fund........................................... 40
Intermediate Bond Fund.............................. 42
Short Term Bond Fund................................ 44
U.S. Government Bond Fund........................... 46

FIXED INCOME FUNDS - MUNICIPAL STYLE
Municipal Bond Fund................................. 48
Intermediate Municipal Bond Fund.................... 50
Ohio Municipal Bond Fund............................ 52
Michigan Municipal Bond Fund........................ 54

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables.......................................... 56
Expense Examples.................................... 60

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS............................... 62

FUND MANAGEMENT
Investment Advisors and Subadvisor.................. 70
Portfolio Managers.................................. 72

SHAREHOLDER INFORMATION
Purchasing And Selling Fund Shares.................. 76
Purchasing And Adding To Your Shares................ 76
Selling Your Shares................................. 77
Closing of Small Accounts........................... 77
Exchanging Your Shares.............................. 77
Dividends And Capital Gains......................... 78
Expenses............................................ 78
Taxation............................................ 78

FINANCIAL HIGHLIGHTS................................ 80

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about each of the stock, bond, and money market funds (the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All funds except Fifth Third Large Cap Opportunity Fund are managed by Fifth Third Asset Management Inc. Fifth Third Large Cap Opportunity Fund is managed by Heartland Capital Management, Inc. ("Heartland"). Morgan Stanley Investment Management Inc. ("MSIM") acts as investment subadvisor to Fifth Third International Equity Fund.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

GROWTH STYLE

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of a diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets. Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York Stock Exchange companies.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 2000(R) Growth Index is an unmanaged index generally representative of the performance of the small capitalization stock market whose companies have higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations.

 The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1993              17.04%
94                -0.06%
95                23.75%
96                19.56%
97                27.94%
98                -6.15%
99                27.98%
00                -0.38%
01                -4.11%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2001              20.66%
  Worst quarter:                Q3 1998             -21.20%
  Year to Date Return (1/1/02 to 9/30/02)           -26.93%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Small Company Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE        PAST YEAR       PAST 5 YEARS  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                               11/2/92
   Return Before Taxes                                                               -4.11%             7.98%           11.72%
   Return After Taxes on Distributions2                                              -4.78%             6.69%           10.23%
   Return After Taxes on Distributions and Sale of Fund Shares2                      -1.89%             6.25%            9.37%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
RUSSELL 2000(R)GROWTH INDEX*                                                         -9.23%             2.87%            8.36%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
RUSSELL 2000(R)INDEX*                                                                 2.49%             7.52%           11.87%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Small Company Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations. The benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD MID CAP GROWTH FUND
(FORMERLY THE FIFTH THIRD MID CAP FUND)
--------------------------------------------------------------------------------

GROWTH STYLE

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are companies with market capitalizations no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Russell Midcap Index(R) (generally, between $500 million and $10 billion).

The Fund intends to invest in mid sized companies that have the potential for sustainable long-term revenue and earnings growth at a rate faster than the average company and the overall economy. In searching for these companies, the Advisor considers solid balance sheets, high levels of profitability, strong profit margins and high returns on equity. The Advisor looks for companies which operate in niche markets or in fast growing industries. The Advisor also considers companies which have the potential to pay dividends. The Fund generally selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies, many of which pay dividends, small cap companies, as well as convertible securities which pay interest. At the time of investment, those convertible securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents. When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have. Generally, growth oriented stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged index generally representative of the midcap sector of the U.S. stock market.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1992              5.05%
93                1.38%
94                1.54%
95               26.03%
96               17.59%
97               32.64%
98                3.41%
99               17.06%
00                6.93%
01               -6.28%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              23.15%
  Worst quarter:                Q3 2001             -22.69%
  Year to Date Return (1/1/02 to 9/30/02)           -34.68%

--------------------
1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Mid Cap Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Mid Cap Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD MID CAP GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE       PAST YEAR       PAST 5 YEARS     PAST 9 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                              1/1/85
   Return Before Taxes                                              -6.28%            9.98%            10.50%             9.94%
   Return After Taxes on Distributions2                             -6.88%            7.88%             8.98%              N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                     -3.27%            7.91%             8.58%              N/A
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R)GROWTH INDEX*                                     -20.15%            9.02%            11.37%            11.10%
------------------------------------------------------------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX(R)*                                            -0.61%           16.12%            15.37%            15.02%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Mid Cap Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Mid Cap Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell MidCap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth value. The S&P MidCap 400 Index is an unmanaged index generally representative of the midcap sector of the U.S. stock market. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD LARGE CAP OPPORTUNITY FUND
(FORMERLY THE FIFTH THIRD PINNACLE FUND)
--------------------------------------------------------------------------------

GROWTH STYLE

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are those companies whose equity securities have a market capitalization of $5 billion or more. The Fund intends to invest at least 65% of total assets in common stocks and convertible securities that have the potential for long-term growth.

In selecting stocks, the Fund looks primarily at companies that have historically reported better corporate earnings than the earnings that market analysts have predicted. Generally, those companies are expected to grow faster than the economy as a whole. Those companies also tend to be established companies that appear to be capable of sustained growth. Although most of those companies are large, the Fund may invest in stocks of companies of any size. Current income is not a factor in stock selection.

The Fund reserves the right to invest up to 20% of total assets in other securities, such as government and corporate bonds.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Generally, growth oriented stocks may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1992              -0.73%
93                 3.31%
94                -1.12%
95                35.40%
96                22.44%
97                35.43%
98                32.94%
99                11.64%
00               -19.76%
01               -21.81%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              24.93%
  Worst quarter:                Q1 2001             -18.65%
  Year to Date Return (1/1/02 to 9/30/02)           -30.83%

--------------------
1 The Fund first offered Institutional shares on 8/11/98. The quoted performance of the Fund for the period prior 8/11/98 reflects the performance for Investment A shares, a class of shares of the Fund not offered by this Prospectus. Investment A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

FIFTH THIRD LARGE CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR       PAST 5 YEARS      PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                3/4/85
   Return Before Taxes                                                              -21.81%             4.75%            7.81%
   Return After Taxes on Distributions2                                             -21.81%             3.13%            5.19%
   Return After Taxes on Distributions and Sale of Fund Shares2                     -13.28%             3.29%            5.13%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R)GROWTH INDEX*                                                        -20.42%             8.27%           10.80%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                                   -11.88%            10.70%           12.93%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on 8/11/98. The quoted performance of the Fund for the period prior 8/11/98 reflects the performance for Investment A shares, a class of shares of the Fund not offered by this Prospectus. Investment A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The benchmark index for the Large Cap Opportunity Fund has changed from the S&P 500 Index(R) in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------

GROWTH STYLE

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of high quality growth companies.

High quality growth companies are companies, in the opinion of the Advisor, that offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $100 million.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of total assets in those securities. At the time of investment, those securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

Generally, growth oriented stocks may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1992              8.03%
93               -1.06%
94                0.07%
95               31.59%
96               23.68%
97               32.70%
98               30.16%
99               23.86%
00               -3.82%
01              -13.76%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              28.21%
  Worst quarter:                Q3 2001             -17.69%
  Year to Date Return (1/1/02 to 9/30/02)           -36.31%

--------------------
1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE        PAST YEAR      PAST 5 YEARS      PAST 9 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                              1/1/83
   Return Before Taxes                                             -13.76%           12.16%            12.38%            11.94%
   Return After Taxes on Distributions2                            -14.29%           10.35%            11.02%              N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                     -7.84%            9.94%            10.31%              N/A
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                  -11.88%           10.70%            13.53%            12.93%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD LARGE CAP CORE FUND
(FORMERLY THE FIFTH THIRD LARGE CAP VALUE FUND)
--------------------------------------------------------------------------------

CORE STYLE

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are defined as U.S. companies with at least $5 billion in market capitalization. The Fund intends to invest in equity securities of companies that the Advisor believes have potential for above-average growth relative to their peers and/or companies selling at attractive valuations. While some stocks may be purchased for their income potential, most stocks will be purchased for their capital appreciation potential.

When selecting equity securities which it believes are selling at attractive valuations, the Advisor considers an issuer's balance sheet, quality of management, and historical earnings per share. The Advisor typically looks for issuers where earnings have already begun to rebound and considers the likelihood that earnings per share will continue to improve. When selecting equity securities which it believes have the potential for above average growth, the Advisor considers an issuer's balance sheet stability, cash flow, quality of management, earnings per share growth, and the issuer's potential to maintain above average earnings relative to its peers.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

The Fund invests in both value stocks and growth stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks can be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1993              11.98%
94                 0.51%
95                34.91%
96                19.47%
97                24.14%
98                28.07%
99                18.79%
00               -11.25%
01               -12.82%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              21.19%
  Worst quarter:                Q3 2001             -14.18%
  Year to Date Return (1/1/02 to 9/30/02)           -29.01%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Growth and Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Large Cap Core Fund (formerly named Fifth Third Large Cap Value Fund).

FIFTH THIRD LARGE CAP CORE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR        PAST 5 YEARS  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                               11/2/92
   Return Before Taxes                                                              -12.82%             7.88%           11.64%
   Return After Taxes on Distributions2                                             -13.63%             6.01%            9.33%
   Return After Taxes on Distributions and Sale of Fund Shares2                      -7.17%             6.17%            8.98%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
S&P 500 INDEX(R)*                                                                   -11.88%            10.70%           13.84%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
RUSSELL 1000(R)INDEX**                                                              -12.45%            10.50%           13.70%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Growth and Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Large Cap Core Fund (formerly named Fifth Third Large Cap Value Fund).

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 1000(R) Index.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

CORE STYLE

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of
0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. Securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.

There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.

--------------------
* "S&P 500" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1993               9.11%
94                 0.86%
95                36.23%
96                22.18%
97                32.55%
98                28.26%
99                20.55%
00                -9.30%
01               -12.22%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              21.26%
  Worst quarter:                Q3 2001             -14.75%
  Year to Date Return (1/1/02 to 9/30/02)           -28.33%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Index Equity Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR       PAST 5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                               11/2/92
   Return Before Taxes                                                              -12.22%            10.29%           13.22%
   Return After Taxes on Distributions2                                             -12.55%             9.63%           11.76%
   Return After Taxes on Distributions and Sale of Fund Shares2                      -7.45%             8.27%           10.50%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
S&P 500 INDEX(R)*                                                                   -11.88%            10.70%           13.84%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Index Equity Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------

CORE STYLE

FUNDAMENTAL OBJECTIVE Capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to 75% of total assets in common stocks, convertible preferred stocks and convertible corporate bonds, 25% to 40% of total assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities, and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time based on the current, relative attractiveness of stocks versus bonds. However, the Fund takes a moderate to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

The equity position of the Fund tends to be invested in high quality large or mid-sized companies. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, and excellent prospects for above average revenue and earnings growth over the next three to five years. The Advisor also considers balance sheet strength and cash flow as well as its current ratio of debt to capital, and the quality of it's management to be key components in evaluating potential investments. While greater emphasis will be placed on larger companies, that is, companies with market capitalizations over $10 billion, the Fund may favor mid-sized companies, that is companies no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Standard & Poor's MidCap 400 Index(R)1 (generally, between $500 million and $10 billion), when the Advisor believes that market conditions favor securities of mid-sized companies.

The fixed income portion of the Fund tends to be invested in high quality bonds with maturities ranging from overnight to thirty years in length. The Fund will attempt to maintain the average maturity of the bond portion of the Fund from between 5 and 9 years. At the time of investment, the corporate bonds and convertible securities in which the Fund invests are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

--------------------
1 "S&P MidCap 400" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks associated with following an asset allocation strategy, such as the risk that the Fund will not correctly anticipate the relative performance of the different asset classes in which it may invest.

To the extent the Fund invests in stocks and convertible securities, it assumes the risks of equity investing, including sudden and unpredictable drops in value and periods of lackluster performance.

Significant investments in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

Stocks of mid-sized companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Through its investment in bonds, the Fund assumes the risks of bond investing, including the tendency of prices to fall as interest rates rise. That risk is greater for bonds with longer maturities. Less significant is the risk that a bond issuer will default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Lehman Brothers Aggregate Bond Index(R) (the "LBAB Index") is an unmanaged index generally representative of the performance of the bond market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1992               9.88%
93                 1.74%
94                -1.03%
95                26.53%
96                14.23%
97                24.08%
98                17.93%
99                15.64%
00                 2.29%
01                -8.44%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              17.83%
  Worst quarter:                Q3 2001             -14.30%
  Year to Date Return (1/1/02 to 9/30/02)           -20.17%



AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE        PAST YEAR      PAST 5 YEARS      PAST 9 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                              1/1/83
   Return Before Taxes                                              -8.44%            9.65%             9.72%             9.75%
   Return After Taxes on Distributions2                             -9.17%            7.25%             7.82%              N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                     -4.90%            7.33%             7.52%              N/A
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                  -11.88%           10.70%            13.53%            12.93%
------------------------------------------------------------------------------------------------------------------------------------
LBAB INDEX**                                                         8.42%            7.43%             7.21%             7.23%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Balanced Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Balanced Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

** The LBAB Index is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

VALUE STYLE

FUNDAMENTAL OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies whose equity securities have a total market value under $300,000,000 at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions (e.g., purchases of a company's shares by its officers and/or major shareholders) and the growth of earnings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 2000(R) Value Index is an unmanaged index generally representative of the performance of the small capitalization stock market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

 YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1999              21.81%
00                -1.21%
01                22.90%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1999              21.16%
  Worst quarter:                Q3 1998             -18.48%
  Year to Date Return (1/1/02 to 9/30/02)           -12.27%

--------------------
1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                                 2/1/98
   Return Before Taxes                                                                                 22.90%            9.71%
   Return After Taxes on Distributions2                                                                22.87%            8.24%
   Return After Taxes on Distributions and Sale of Fund Shares2                                        13.95%            7.21%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 2/1/98)
RUSSELL 2000(R)VALUE INDEX*                                                                             2.49%            4.62%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 2/1/98)
LIPPER SMALL CAP VALUE INDEX**                                                                         17.20%            7.29%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P SmallCap 600 Index median capitalization.

FIFTH THIRD MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

VALUE STYLE

FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income).

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of multi cap companies. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While the Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1992              13.74%
93                24.43%
94                 0.65%
95                22.51%
96                19.07%
97                28.21%
98                -8.77%
99                13.22%
00                23.78%
01                 7.91%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:               Q4 2001                18.76%
  Worst quarter:              Q3 1998               -21.09%
  Year to Date Return (1/1/02 to 9/30/02)           -22.88%


--------------------
1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Equity Fund. For the period prior to April 1, 1999, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multi Cap Value Fund.

FIFTH THIRD MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR       PAST 5 YEARS      PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                              9/30/89
   Return Before Taxes                                                                7.91%            12.08%           13.90%
   Return After Taxes on Distributions2                                               5.88%             9.61%           11.01%
   Return After Taxes on Distributions and Sale of Fund Shares2                       4.84%             9.00%           10.33%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R)VALUE INDEX*                                                          -4.33%            11.02%           14.15%
------------------------------------------------------------------------------------------------------------------------------------
LIPPER MULTICAP VALUE INDEX**                                                         1.30%             9.73%           12.31%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R)INDEX**                                                              -11.46%            10.14%           12.64%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Equity Fund. For the period prior to April 1, 1999, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multicap Value Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The benchmark index for the Multi Cap Value Fund has changed from the Russell 3000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
(FORMERLY THE FIFTH THIRD EQUITY INCOME FUND)
--------------------------------------------------------------------------------

VALUE STYLE

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are currently defined as companies with at least $5 billion in market capitalization. The Fund intends to invest primarily in stocks of companies with low ratios of price to earnings, cash flow, sales and book value, as well as companies which the Advisor believes are undervalued relative to their prospects for future earnings or to their asset values. In selecting equity securities, the Advisor will consider an issuing company's balance sheet and interest coverage. Most stocks will be purchased for a combination of current income and capital appreciation. The Fund expects to earn current income mainly from stock dividends which may be supplemented by interest on convertible bonds and dividends on preferred stock.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as government and corporate bonds, which at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or the Baa major rating category or higher by Moody's, or their unrated equivalents.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equities and in debt. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance. The risks of investing in debt securities include the tendency of bond prices to fall as interest rates rise.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

The tendency of bond prices to fall when interest rates rise becomes more significant as the average maturity of the Fund's bond portfolio increases. Investments in bonds subject the Fund to the risk that an issuer could default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500 Index") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[basr chart data]:

1992               4.61%
93                 0.26%
94                -0.65%
95                30.73%
96                16.83%
97                38.15%
98                18.03%
99                -4.71%
00                12.75%
01               -12.35%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:               Q2 1997                15.29%
  Worst quarter:              Q3 1999               -11.39%
  Year to Date Return (1/1/02 to 9/30/02)           -21.03%


--------------------
1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE        PAST YEAR      PAST 4 YEARS      PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                              1/1/83
   Return Before Taxes                                             -12.35%            2.68%             8.96%             9.35%
   Return After Taxes on Distributions2                            -13.42%            0.73%              N/A               N/A
   Return After Taxes on Distributions and Sale of Fund Shares2     -6.82%            1.60%              N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R)VALUE INDEX*                                         -5.59%            5.82%            11.13%            14.16%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                  -11.88%            5.66%            10.70%            12.93%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500 Index") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The benchmark index for the Disciplined Large Cap Value Fund has changed from the S&P 500 Index(R) in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

     o From 80% to 100% of the Fund's total assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's total assets will be invested in Fifth Third bond funds.

     o Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................         0-25%
International Equity Fund........................         0-25%
Technology Fund..................................         0-10%
Small Cap Growth Fund............................         0-50%
Micro Cap Value Fund.............................         0-50%
Mid Cap Growth Fund..............................         0-50%
Large Cap Opportunity Fund.......................         0-50%
Quality Growth Fund..............................         0-50%
Large Cap Core Fund..............................         0-50%
Multi Cap Value Fund.............................         0-50%
Disciplined Large Cap Value Fund.................         0-50%
Bond Fund........................................         0-20%
Intermediate Bond Fund...........................         0-20%
Short Term Bond Fund.............................         0-20%
U.S. Government Bond Fund........................         0-20%
Prime Money Market Fund..........................         0-10%
U.S. Treasury Money Market Fund..................         0-10%

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Aggressive FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------

TECHNOLOGY COMPANIES. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond funds and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on stocks:

     o From 60% to 80% of the Fund's total assets will be invested in Fifth Third equity funds.

     o From 20% to 40% of the Fund's total assets will be invested in Fifth Third bond funds.

     o Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................         0-20%
International Equity Fund........................         0-20%
Technology Fund..................................         0-10%
Small Cap Growth Fund............................         0-40%
Micro Cap Value Fund.............................         0-40%
Mid Cap Growth Fund..............................         0-40%
Large Cap Opportunity Fund.......................         0-40%
Quality Growth Fund..............................         0-40%
Large Cap Core Fund..............................         0-40%
Multi Cap Value Fund.............................         0-40%
Disciplined Large Cap Value Fund.................         0-40%
Bond Fund........................................         0-30%
Intermediate Bond Fund...........................         0-30%
Short Term Bond Fund.............................         0-30%
U.S. Government Bond Fund........................         0-30%
Prime Money Market Fund..........................         0-10%
U.S. Treasury Money Market Fund..................         0-10%

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Aggressive FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Aggressive FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------

TECHNOLOGY COMPANIES. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL MODERATE FUNDSM
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY

FUNDAMENTAL OBJECTIVE The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds:

     o From 40% to 60% of the Fund's total assets will be invested in Fifth Third equity funds.

     o From 40% to 60% of the Fund's total assets will be invested in Fifth Third bond funds.

     o Up to 15% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................         0-15%
International Equity Fund........................         0-15%
Technology Fund..................................         0-10%
Small Cap Growth Fund............................         0-30%
Micro Cap Value Fund.............................         0-30%
Mid Cap Growth Fund..............................         0-30%
Large Cap Opportunity Fund.......................         0-30%
Quality Growth Fund..............................         0-30%
Large Cap Core Fund..............................         0-30%
Multi Cap Value Fund.............................         0-30%
Disciplined Large Cap Value Fund.................         0-30%
Bond Fund........................................         0-40%
Intermediate Bond Fund...........................         0-40%
Short Term Bond Fund.............................         0-40%
U.S. Government Bond Fund........................         0-40%
Prime Money Market Fund..........................         0-15%
U.S. Treasury Money Market Fund..................         0-15%

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderate FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FIFTH THIRD LIFEMODEL MODERATE FUNDSM
--------------------------------------------------------------------------------

TECHNOLOGY COMPANIES. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUNDSM
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds."

The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on bonds:

     o From 50% to 70% of the Fund's total assets will be invested in Fifth Third bond funds.

     o From 30% to 50% of the Fund's total assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................         0-10%
International Equity Fund........................         0-10%
Small Cap Growth Fund............................         0-25%
Micro Cap Value Fund.............................         0-25%
Mid Cap Growth Fund..............................         0-25%
Large Cap Opportunity Fund.......................         0-25%
Quality Growth Fund..............................         0-25%
Large Cap Core Fund..............................         0-25%
Multi Cap Value Fund.............................         0-25%
Disciplined Large Cap Value Fund.................         0-25%
Bond Fund........................................         0-50%
Intermediate Bond Fund...........................         0-50%
Short Term Bond Fund.............................         0-50%
U.S. Government Bond Fund........................         0-50%
Prime Money Market Fund..........................         0-20%
U.S. Treasury Money Market Fund..................         0-20%

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Conservative FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Conservative FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUNDSM
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

     o From 70% to 90% of the Fund's total assets will be invested in Fifth Third bond funds.

     o From 10% to 30% of the Fund's total assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its asset in the underlying mutual funds within the following ranges:

                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................          0-5%
International Equity Fund........................          0-5%
Small Cap Growth Fund............................         0-15%
Micro Cap Value Fund.............................         0-15%
Mid Cap Growth Fund..............................         0-15%
Large Cap Opportunity Fund.......................         0-15%
Quality Growth Fund..............................         0-15%
Large Cap Core Fund..............................         0-15%
Multi Cap Value Fund.............................         0-15%
Disciplined Large Cap Value Fund.................         0-15%
Bond Fund........................................         0-60%
Intermediate Bond Fund...........................         0-60%
Short Term Bond Fund.............................         0-60%
U.S. Government Bond Fund........................         0-60%
Prime Money Market Fund..........................         0-20%
U.S. Treasury Money Market Fund..................         0-20%

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Conservative FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Conservative FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

STRATEGIC INCOME STYLE

FUNDAMENTAL OBJECTIVE High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

The Fund will respond to and attempt to anticipate economic and market trends. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. The Fund may invest in debt securities of any maturity.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income funds as long as the Fund's total portfolio maintains no more than 20% in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, i.e. it will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% in securities rated BB or lower. Such closed-end funds may invest in debt securities of United States or foreign issuers.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities. Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Intermediate Credit Index is an unmanaged index generally representative of the performance of the bond market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data[:

1992               7.71%
93                 8.90%
94                -4.49%
95                16.44%
96                 9.22%
97                11.48%
98                 3.55%
99                -5.60%
00                16.59%
01                13.12%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               6.38%
  Worst quarter:                Q4 1999              -4.73%
  Year to Date Return (1/1/02 to 9/30/02)             6.18%




AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR        PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                3/10/85
   Return Before Taxes                                                               13.12%             7.52%            7.43%
   Return After Taxes on Distributions2                                              10.34%             4.31%            4.33%
   Return After Taxes on Distributions and Sale of Fund Shares2                       7.93%             4.36%            4.38%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE CREDIT INDEX*                                                     9.77%             7.15%            7.42%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 22, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Income Fund. For the period prior to September 1, 1998, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund. On October 22, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Strategic Income Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Intermediate Credit Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

FIFTH THIRD TECHNOLOGY FUND
--------------------------------------------------------------------------------

SPECIALTY FUND

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies.

Technology companies are those that are substantially engaged in developing products, processes or services that provide technological advances. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media and information services companies, and biotechnology. They also may include companies in more traditional industries, such as securities brokers and retailers that have extensively used technological advances to develop new or to improve products or processes.

The Fund generally takes a growth approach to selecting stocks, looking for established companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as, corporate bonds and government securities.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The Fund, by concentrating in technology stocks, assumes the risks of holding technology stocks. For example, technology stocks tend to:

     o    fluctuate in price more widely and rapidly than the market as a whole

     o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor

     o    decline in price due to sector specific developments

     o be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, mid cap and small cap stocks tend to be less liquid and more volatile than large cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks. The Fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

To the extent the Fund invests in companies whose shares are being, or recently have been, offered to the public for the first time, the Fund takes on additional risks, including risks associated with inexperienced management, the risk that a liquid secondary trading market may not develop and risks of greater market volatility often associated with the securities sold in initial public offerings.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

FIFTH THIRD TECHNOLOGY FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and American Depositary Receipts (ADRs). The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

[barchart data]:

2001              -33.22


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2001              33.47%
  Worst quarter:                Q1 2001             -33.86%
  Year to Date Return (1/1/02 to 9/30/02)           -57.29%



AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                                  6/5/00
Return Before Taxes                                                                                   -33.22%          -36.05%
   Return After Taxes on Distributions1                                                               -33.22%          -36.20%
   Return After Taxes on Distributions and Sale of Fund Shares1                                       -20.23%          -28.08%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX*                                                              -24.13%          -30.75%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
MERRILL LYNCH 100 TECHNOLOGY INDEX*                                                                   -32.55%          -39.74%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
LIPPER SCIENCE & TECHNOLOGY INDEX*                                                                    -34.72%          -37.00%
------------------------------------------------------------------------------------------------------------------------------------

1 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and ADRs. The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc. The benchmark index for the Technology Fund has changed from the Morgan Stanley High-Technology 35 Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD WORLDWIDE FUND
--------------------------------------------------------------------------------

SPECIALTY FUND

FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income) consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests primarily in other mutual funds that invest in equity securities on a domestic, international and/or global basis. The Fund will structure its portfolio of mutual funds by (i) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

The Fund may invest in index funds and/or leveraged index funds when the Advisor believes that equity prices in general are likely to rise in the near term. Leveraged funds attempt to magnify the results of an investment through the investment in futures contracts and options on securities, future contracts, and stock indices. For example, a leveraged index fund may perform (increase or decrease) at 150% of the index's performance to which it was correlated. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated.

The Fund may invest in bear funds and/or leveraged bear funds when the Advisor believes that equity prices in general are likely to decline in the near term. A bear fund has an inverse relationship to the general market and seeks capital appreciation when the market is overvalued. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek profit from anticipated decreases in the indexes to which such funds generally are inversely correlated. Leveraged bear funds attempt to magnify the results of a regular bear fund. For example, a leveraged bear fund may perform (increase or decrease) at 150% of a regular bear fund.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends and Capital Gains" below.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in other funds which have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

Because the Fund primarily invests in other mutual funds which invest in equity securities, the Fund is subject to the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions.

The Fund may invest in index funds or leveraged funds. If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

The Fund may also invest in bear funds or leveraged bear funds. If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

The Fund may invest in a manner that anticipates market trends and market-moving events. For example, the Fund may invest in index and leveraged index funds when the Advisor expects the market to increase and invest in bear and leveraged bear funds when the market is anticipated to decrease. These techniques may produce substantial losses where the market behaves in a manner contrary to the Advisor's expectations.

The portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

An investor in the Fund will bear not only his proportionate share of the expenses of the Fund, but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses, and other miscellaneous expenses.

FIFTH THIRD WORLDWIDE FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Morgan Stanley Capital International World Index is an unmanaged index generally representative of the performance of the equity markets of 23 developed countries as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1994              -3.42%
95                14.34%
96                21.01%
97                 5.52%
98                35.20%
99                51.42%
00               -11.34%
01               -11.53%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              27.28%
  Worst quarter:                Q3 2001             -16.81%
  Year to Date Return (1/1/02 to 9/30/02)           -25.26%



AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)

                                                                INCEPTION DATE       PAST YEAR      PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                4/30/93
Return Before Taxes                                                                 -11.53%            11.12%           10.96%
   Return After Taxes on Distributions2                                             -11.83%             8.37%            8.06%
   Return After Taxes on Distributions and Sale of Fund Shares2                      -7.01%             8.06%            7.76%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 5/1/93)
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX*                                   -16.52%             5.74%            8.87%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Laureate Fund. For the period prior to February 1, 1998, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Laureate Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Worldwide Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SPECIALTY FUND

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

The Fund uses a top-down strategy of selecting securities in its portfolio. It allocates assets among geographic regions and individual countries and sectors, rather than emphasizing individual stock selection. The Fund capitalizes on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based on three factors: (i) valuation, (ii) fundamental change, and (iii) market momentum/technicals. Valuation factors include price/book values and price/cash earnings. Fundamental change factors include incremental shifts in economic growth, interest rates, the political, social, business, and regulatory environment, and monetary and fiscal policy. Market momentum/technical factors include market capitalization, liquidity, volatility, and investor sentiment.

The Fund's investment subadvisor analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, and Far East Index(R) (the "EAFE Index").* Although the Fund invests primarily in established foreign securities markets, from time to time, it may also invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. In selecting stocks in a specific country or sector, the Fund invests in "baskets" of common stocks and other equity securities. By investing in these "baskets," the Fund generally attempts to replicate a broad market index (which is usually the Morgan Stanley Capital International Index or other index for a specific country or sector) in order to track the underlying performance of that index. Because the Fund employs a top-down strategy, the portfolio construction does not lend itself to individual stock selection.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and

--------------------
* "EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Morgan Stanley Capital International EAFE Index(R) (the "EAFE Index") is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1995              11.29%
96                 8.54%
97                 7.96%
98                19.45%
99                26.11%
00               -14.24%
01               -17.90%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              17.74%
  Worst quarter:                Q3 1998             -11.88%
  Year to Date Return (1/1/02 to 9/30/02)           -17.76%


--------------------
1 The Fund first offered Institutional shares on October 9, 1998. The quoted performance of the Fund for the period prior to October 9, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE    PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                8/18/94
Return Before Taxes                                                                 -17.90%             2.75%            3.61%
   Return After Taxes on Distributions2                                             -18.31%             0.78%            1.83%
   Return After Taxes on Distributions and Sale of Fund Shares2                     -10.91%             1.81%            2.43%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 9/1/94)
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(R)*                                 -21.21%             1.17%            2.59%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on October 9, 1998. The quoted performance of the Fund for the period prior to October 9, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

FIFTH THIRD INTERNATIONAL GDP FUND
--------------------------------------------------------------------------------

SPECIALTY FUND

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of its total assets in the common and preferred stocks of companies located in at least three countries in Europe, Australia and the Pacific Rim.

The Advisor considers the size and growth of a country's Gross Domestic Product and market capitalization relative to other countries when determining region and country allocations among Europe, Australia and the Pacific Rim. Allocation among companies is determined based on a stock's attractiveness, industry attractiveness, and stock market capitalization. Stocks are selected from the countries represented in the Morgan Stanley Capital International Europe, Australasia, and Far East Equity Index(R) (the "EAFE Index")*. The allocation of Fund assets may shift from time to time from countries that the Fund considers overvalued to countries that it considers undervalued. Although the Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its assets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in the index it attempts to replicate. The Fund may at times invest more than 25% of its total assets in a particular country.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized, and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

The International GDP Fund may invest more than 25% of its assets in a particular foreign country. A concentration of investments in any one country could expose the Fund to increased risk due to changes in the economic or political environment within that country.

-------------------
* "EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to three relative broad-based securities indices. The Morgan Stanley Capital International EAFE Index(R) (the "EAFE Index") is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks. The Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1993              30.32%
94                 5.73%
95                13.00%
96                 5.87%
97                 2.54%
98                17.92%
99                28.30%
00               -17.41%
01               -23.55%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              19.50%
  Worst quarter:                Q3 2001             -15.03%
  Year to Date Return (1/1/02 to 9/30/02)           -22.37%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent International Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third International GDP Fund.

FIFTH THIRD INTERNATIONAL GDP FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 INCEPTION DATE     PAST YEAR       PAST 5 YEARS    SINCE INCEPTION

------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                               12/4/92
Return Before Taxes                                                                 -23.55%            -0.42%            5.45%
   Return After Taxes on Distributions2                                             -24.42%            -1.51%            4.36%
   Return After Taxes on Distributions and Sale of Fund Shares2                     -13.74%            -0.36%            4.28%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(R)*                                 -21.21%             1.17%            6.79%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX**                                 -19.64%             6.56%           11.92%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC RIM INDEX***                           -25.22%            -7.60%           -0.39%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent International Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third International GDP Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

** The Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks.

*** The Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region.

FIFTH THIRD BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAXABLE

FUNDAMENTAL OBJECTIVE High current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds, including U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. At the time of investment, each of those securities has a remaining maturity or average life of 7 to 20 years. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category by Moody's, or their unrated equivalents.

The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity, stated interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Long Government/Credit Bond Index are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1996               1.19%
97                10.55%
98                 9.29%
99                -4.41%
00                11.91%
01                 7.25%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1997               4.63%
  Worst quarter:                Q1 1996              -3.63%
  Year to Date Return (1/1/02 to 9/30/02)             8.07%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.

FIFTH THIRD BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR      PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                3/20/95
Return Before Taxes                                                                   7.25%             6.75%            7.31%
   Return After Taxes on Distributions2                                               4.82%             3.86%            4.33%
   Return After Taxes on Distributions and Sale of Fund Shares2                       4.38%             3.97%            4.39%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX*                                         8.98%             7.09%            7.40%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LEHMAN BROTHERS LONG GOVERNMENT/CREDIT BOND INDEX**                                   7.26%             8.05%            9.08%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

** The Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

FIFTH THIRD INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAXABLE

FUNDAMENTAL OBJECTIVE High level of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the following types of investment grade bonds: corporate securities, mortgage-backed securities, and securities of the U.S. Treasury and U.S. Government agencies and instrumentalities. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Fund strives to manage its portfolio so that it receives a fairly consistent level of income regardless of fluctuations in interest rates. Additionally, the Fund may seek some capital appreciation, especially when bond prices are rising, if the Advisor believes that the Fund can realize such appreciation without foregoing its objective of high current income.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1993               8.42%
94                -3.19%
95                16.18%
96                 3.01%
97                 7.80%
98                 7.65%
99                -1.22%
00                 9.74%
01                 8.34%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best Quarter                  Q2 1995               5.56%
  Worst Quarter                 Q1 1994              -2.55%
  Year to Date Return (1/1/02 to 9/30/02)             6.83%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Intermediate Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Bond Fund.

FIFTH THIRD INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR         PAST 5 YEARS  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                               11/2/92
Return Before Taxes                                                                   8.34%             6.39%            6.14%
   Return After Taxes on Distributions2                                               5.97%             3.92%            3.63%
   Return After Taxes on Distributions and Sale of Fund Shares2                       5.04%             3.87%            3.64%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)*                         6.70%             7.40%            6.74%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Intermediate Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAXABLE

FUNDAMENTAL OBJECTIVE Current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds including corporate and government debt securities. The Fund's dollar-weighted average maturity will be less than three years. The Fund is permitted to purchase U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities), mortgage-backed securities and investment-grade corporate debt obligations (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of between one and three years.

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well, as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Merrill Lynch 1-3 Year Government Corporate Index is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years, the 91-Day Treasury Bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days, and the Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1993              3.36%
94                1.03%
95               10.53%
96                4.22%
97                6.42%
98                6.14%
99                2.50%
00                8.12%
01                7.90%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best Quarter                  Q3 2001               3.19%
  Worst Quarter                 Q1 1996              -0.01%
  Year to Date Return (1/1/02 to 9/30/02)             3.70%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Short Term Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Short Term Bond Fund.

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR        PAST 5 YEARS  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                               11/2/92
Return Before Taxes                                                                   7.90%             6.20%            5.51%
   Return After Taxes on Distributions2                                               5.63%             3.80%            3.24%
   Return After Taxes on Distributions and Sale of Fund Shares2                       4.77%             3.75%            3.26%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MERRILL LYNCH 1-3 YEAR GOVERNMENT CORPORATE INDEX*                                    8.71%             6.73%            6.24%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
CONSUMER PRICE INDEX**                                                                1.55%             2.18%            2.43%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
91-DAY TREASURY BILL***                                                               3.43%             4.84%            4.67%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Short Term Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Short Term Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Merrill Lynch 1-3 Year Government Corporate Index is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

** The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

***The 91-day Treasury Bill return tracks the investment return paid on U.S.
   Treasury bills maturing in 91 days.

FIFTH THIRD U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAXABLE

FUNDAMENTAL OBJECTIVE High level of current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government bonds. The Fund seeks to maintain a dollar-weighted average maturity of between two and ten years. U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Government and obligations issued by the agencies or instrumentalities of the U.S. Government but not guaranteed by the U.S. Government, including securities issued or sponsored by Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie
Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), and includes mortgage-backed securities.

U.S. Treasury securities are debt obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. While there are different degrees of credit quality, all U.S. Government securities generally are considered highly credit worthy.

In selecting portfolio securities, the Fund generally considers, among other things, stated interest rates and the price of a security. The Fund attempts to limit volatility of Fund share prices by managing the average life of the Fund's investment portfolio.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments. When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Bond Index(R) ("LBIGBI") is an unmanaged index generally representative of intermediate-term government bonds.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1992              5.27%
93                6.19%
94               -2.18%
95               13.01%
96                2.45%
97                7.14%
98                7.50%
99                0.18%
00                9.48%
01                7.66%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best Quarter                  Q3 2001               4.83%
  Worst Quarter                 Q1 1994              -1.99%
  Year to Date Return (1/1/02 to 9/30/02)             7.84%


--------------------
1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the U.S. Government Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the U.S. Government Bond Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS      PAST 9 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                              1/1/86
Return Before Taxes                                                  7.66%            6.34%             5.62%             5.58%
   Return After Taxes on Distributions2                              5.63%            4.19%             3.41%              N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                      4.63%            4.00%             3.37%              N/A
------------------------------------------------------------------------------------------------------------------------------------
LBIGBI(R)*                                                           8.42%            7.06%             6.62%             6.65%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the U.S. Government Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the U.S. Government Bond Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The LBIGBI(R) is an unmanaged index generally representative of intermediate-term government bonds.

FIFTH THIRD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAX-FREE

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. The Fund maintains a dollar- weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise, the risk of an issuer defaulting on its obligations of paying principal and interest, and tax risk. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

In addition, because revenue bonds [and limited obligation securities] are not general obligations of the issuer, the Fund will have limited recourse in the event of a default or termination of these securities.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index(R) ("LBMBI") is an unmanaged index that generally is representative of the municipal bonds market.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1996              3.92%
97                8.59%
98                5.71%
99               -3.26%
00               12.40%
01                4.07%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               5.01%
  Worst quarter:                Q2 1999              -2.24%
  Year to Date Return (1/1/02 to 9/30/02)             9.86%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.

FIFTH THIRD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE     PAST YEAR     PAST 5 YEARS     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                3/20/95
Return Before Taxes                                                                   4.07%             5.37%            5.79%
   Return After Taxes on Distributions2                                               3.27%             5.15%            5.55%
   Return After Taxes on Distributions and Sale of Fund Shares2                       4.51%             5.14%            5.48%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LBMBI(R)*                                                                             5.08%             5.97%            6.52%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The LBMBI(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAX-FREE

FUNDAMENTAL OBJECTIVE High level of current income that is exempt from federal regular income taxes.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds, which pay interest that is exempt from federal income tax. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. The securities generally are issued by U.S. states, counties, cities, towns, territories and public authorities. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by Moody's, or their unrated equivalents.

Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

In selecting portfolio securities the Fund generally considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a portfolio with an intermediate average life.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data[:

1993               8.51%
94                -3.00%
95                12.80%
96                 3.41%
97                 7.07%
98                 5.37%
99                -1.01%
00                 8.99%
01                 4.73%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               5.42%
  Worst quarter:                Q1 1994              -3.95%
  Year to Date Return (1/1/02 to 9/30/02)             7.98%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Intermediate Tax-Free Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.

FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR       PAST 5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                               12/16/92
Return Before Taxes                                                                   4.73%             4.97%            5.14%
   Return After Taxes on Distributions2                                               4.07%             4.81%            5.04%
   Return After Taxes on Distributions and Sale of Fund Shares2                       4.78%             4.81%            4.97%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 12/31/92)
LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX*                   7.01%             5.28%            5.01%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 12/31/92)
LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX**                   7.08%             5.80%            5.50%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Intermediate Tax-Free Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

** The Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities not less than four years but no more than six years.

FIFTH THIRD OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAX-FREE

FUNDAMENTAL OBJECTIVE Current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond securities which pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. The securities generally are issued by the State of Ohio, as well as political or governmental subdivisions, agencies or instrumentalities of Ohio. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by Moody's, or their unrated equivalents.

Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

In selecting portfolio securities, the Fund considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a dollar weighted average portfolio maturity of 3.5 years to 7.5 years. No purchases in the Fund will have an effective maturity of greater than 15 years.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations to pay principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

This Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and thus, could be significantly affected by the performance of one or a small number of issuers.

Because the Fund is non-diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio municipal securities or the ability of issuers to make timely payments of interest and principal.

In addition, because revenue bonds and limited obligation securities are not general obligations of the issuers, the Fund will have limited recourse in the event of a default or termination of these securities. Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index(R) ("LBMBI") is an unmanaged index that generally is representative of the municipal bond market.

The returns assume that Fund distributions have been reinvested. Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1992              6.24%
93                6.71%
94               -4.01%
95               13.72%
96                3.48%
97                6.92%
98                5.61%
99               -2.94%
00                8.87%
01                4.57%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               5.53%
  Worst quarter:                Q1 1994              -3.78%
  Year to Date Return (1/1/02 to 9/30/02)             7.71%


--------------------
1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Ohio Municipal Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE        PAST YEAR       PAST 5 YEARS      PAST 8 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                              1/1/87
   Return Before Taxes                                               4.57%            4.53%             4.38%             4.80%
   Return After Taxes on Distributions2                              4.57%            4.47%             4.35%              N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                      4.38%            4.45%             4.33%              N/A
------------------------------------------------------------------------------------------------------------------------------------
LBMBI(R)                                           1/1/87            5.08%            5.97%             5.67%             6.63%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

   The quoted performance of the Ohio Municipal Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The LBMBI(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAX-FREE

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations which consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal income taxes. In addition, under normal circumstances, the Fund invests at least 80% of its assets in municipal obligations issued by the State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity of between two and five years. No security in the Fund will have a remaining maturity of more than ten years.

The Fund will purchase securities rated in one of the four highest rating categories by a rating agency (for example, BBB or higher by Standard & Poor's or Baa or higher by Moody's) or unrated securities of comparable quality. While maturity and credit quality are the most important investment factors, the Advisor also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

Due to the level if investments in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Bond Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested. Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart data]:

1994              0.36%
95                8.20%
96                3.51%
97                5.52%
98                4.75%
99                0.67%
00                6.31%
01                5.48%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               3.01%
  Worst quarter:                Q1 1994              -1.48%
  Year to Date Return (1/1/02 to 9/30/02)             5.53%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Michigan Municipal Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Bond Fund.

FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE        PAST YEAR       PAST 5 YEARS  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES1                                                5/3/93
Return Before Taxes                                                                   5.48%             4.52%            4.39%
   Return After Taxes on Distributions2                                               5.30%             4.48%            4.31%
   Return After Taxes on Distributions and Sale of Fund Shares2                       5.00%             4.44%            4.27%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 5/1/93)
LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX*                   7.01%             5.28%            4.91%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Michigan Municipal Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.


SHAREHOLDER FEES                                                            STOCK FUNDS--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                FIFTH THIRD     FIFTH THIRD     FIFTH THIRD      FIFTH THIRD     FIFTH THIRD
                                                 SMALL CAP     MID CAP GROWTH    LARGE CAP         QUALITY        LARGE CAP
                                                 GROWTH FUND        FUND      OPPORTUNITY FUND    GROWTH FUND      CORE FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.70%           0.80%           0.80%            0.80%           0.70%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                           None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                      0.26%           0.34%           0.58%            0.29%           0.27%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.96%           1.14%1          1.38%            1.09%           0.97%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT               --2             --              --               --            0.05%2
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                          --              --              --               --            0.92%
------------------------------------------------------------------------------------------------------------------------------------

1 During the last fiscal year, the Funds' Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Mid Cap Growth Fund to 1.12%. These waiver and/or expense reimbursements may be discontinued at any time.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Small Cap Growth Fund to 0.92% and for the Large Cap Core Fund to 0.92%. These waivers and/or expense reimbursements will remain in effect until April 2, 2003 for the Small Cap Growth Fund and November 30, 2003 for the Large Cap Core Fund. After April 2, 2003, respectively, the Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Small Cap Growth Fund to 0.92%. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


SHAREHOLDER FEES                                                            STOCK FUNDS--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                FIFTH THIRD     FIFTH THIRD     FIFTH THIRD      FIFTH THIRD     FIFTH THIRD
                                                EQUITY INDEX      BALANCED       MICRO CAP        MULTI CAP   DISCIPLINED LARGE
    FUND                                             FUND        VALUE FUND      VALUE FUND     CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.30%           0.80%           1.00%            1.00%           0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                           None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                      0.26%           0.33%           0.68%            0.55%           0.39%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.56%           1.13%1          1.68%            1.55%           1.19%1
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT             0.16%2            --              --2              --2             --
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        0.40%             --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------

1 During the last fiscal year, the Fund's Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Balanced Fund to 1.10% and for the Disciplined Large Cap Value Fund to 1.16%. These waivers and/or expense reimbursements may be discontinued at any time.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Equity Index Fund to 0.40%, for the Micro Cap Value Fund to 1.40%, and for the Multi Cap Value Fund to 1.33%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003 for the Equity Index Fund and until January 2, 2003 for the Micro Cap Value Fund and Multi Cap Value Fund. After January 2, 2003, the Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Micro Cap Value Fund to 1.40%. This waiver and/or expense reimbursement may be discontinued at any time. The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Multi Cap Value Fund to 1.39% through November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                                      ASSET ALLOCATION FUNDS--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                 FIFTH THIRD                      FIFTH THIRD
                                                 FIFTH THIRD      LIFEMODEL     FIFTH THIRD        LIFEMODEL      FIFTH THIRD
                                                  LIFEMODEL      MODERATELY      LIFEMODEL        MODERATELY       LIFEMODEL
                                                 AGGRESSIVE      AGGRESSIVE       MODERATE       CONSERVATIVE    CONSERVATIVE
                                                   FUNDSM          FUNDSM          FUNDSM           FUNDSM          FUNDSM
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.15%           0.15%           0.15%            0.15%           0.15%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                   None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES1                                     0.92%           0.92%           0.92%            0.92%           0.92%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES2               1.07%           1.07%           1.07%            1.07%           1.07%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSES3                         0.99%           0.99%           0.99%            0.99%           0.99%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        0.08%           0.08%           0.08%            0.08%           0.08%
------------------------------------------------------------------------------------------------------------------------------------

1  Other expenses are based on estimated amounts for the current fiscal year.

2 Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of each Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.63% for the Aggressive Fund, 1.55% for the Moderately Aggressive Fund, 1.47% for the Moderate Fund, 1.38% for the Moderately Conservative Fund and 1.30% for the Conservative Fund.

3 The Funds' Advisor has contractually agreed to waive fees and/or reimburse expenses through November 30, 2005, to limit total annual fund operating expenses for the Aggressive Fund to 0.08%, for the Moderately Aggressive Fund to 0.08%, for the Moderate Fund to 0.08%, for the Moderately Conservative Fund to 0.08% and for the Conservative Fund to 0.08%. Under the terms of the Expense Limitation Agreement, fees waived or expenses reimbursed by the Advisor are subject to reimbursement by the Fund only during a month in which the Expense Limitation Agreement is in effect, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described above.



SHAREHOLDER FEES                                                            STOCK FUNDS--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                FIFTH THIRD     FIFTH THIRD     FIFTH THIRD      FIFTH THIRD     FIFTH THIRD
                                                 STRATEGIC       TECHNOLOGY      WORLDWIDE      INTERNATIONAL   INTERNATIONAL
                                                INCOME FUND1        FUND            FUND2         EQUITY FUND      GDP FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     1.00%           1.00%           1.00%            1.00%           0.75%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                           None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                      0.63%           0.51%           0.70%            0.38%           0.31%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                1.63%           1.51%           1.70%            1.38%           1.06%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT             0.28%3            --            0.26%3             --              --3
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        1.35%             --            1.44%              --              --
------------------------------------------------------------------------------------------------------------------------------------

1 The Annual Fund Operating Expenses shown for the Strategic Income Fund do not include the expenses of the underlying investments which range from 0.64% to 3.50% after fee waivers and expense reimbursements. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.

2 The Annual Fund Operating Expenses shown for the Worldwide Fund do not include the expenses of the underlying investments which range from 1.00% to 3.95% after fee waivers and expense reimbursements. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.

3 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Strategic Income Fund to 1.35%, for the Worldwide Fund to 1.44%, and for the International GDP Fund to 1.01%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003 for the Strategic Income Fund and the Worldwide Fund and until April 2, 2003 for the International GDP Fund. After April 2, 2003, the Fund's Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the International GDP Fund to 1.01%. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                                            BOND FUNDS--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                FIFTH THIRD     FIFTH THIRD     FIFTH THIRD      FIFTH THIRD     FIFTH THIRD
                                                    BOND        INTERMEDIATE     SHORT TERM    U.S. GOVERNMENT     MUNICIPAL
                                                    FUND          BOND FUND       BOND FUND        BOND FUND       BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.60%           0.55%           0.50%            0.55%           0.55%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                           None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                      0.30%           0.27%           0.26%            0.47%           0.34%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.90%           0.82%           0.76%            1.02%1          0.89%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT             0.10%2          0.06%2          0.02%2             --            0.10%2
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        0.80%           0.76%           0.74%              --            0.79%
------------------------------------------------------------------------------------------------------------------------------------

1 During the last fiscal year, the Fund's Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the U.S. Government Bond Fund to 0.87%. These waivers and/or expense reimbursements may be discontinued at any time.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Bond Fund to 0.80%, for the Intermediate Bond Fund to 0.76%, for the Short Term Bond Fund to 0.74% and for the Municipal Bond Fund to 0.79%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.


SHAREHOLDER FEES                                                                             BOND FUNDS--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                FIFTH THIRD       FIFTH THIRD     FIFTH THIRD
                                                                                INTERMEDIATE         OHIO          MICHIGAN
                                                                                  MUNICIPAL        MUNICIPAL       MUNICIPAL
                                                                                  BOND FUND        BOND FUND       BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                    None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                         None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)              None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                     0.55%            0.55%           0.45%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                                           None             None            None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                      0.28%            0.36%           0.33%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                0.83%            0.91%1          0.78%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT                                             0.10%2             --            0.09%2
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                        0.73%              --            0.69%
------------------------------------------------------------------------------------------------------------------------------------

1 During the last fiscal year, the Fund's Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Ohio Municipal Bond Fund to 0.86%. These waivers and/or expense reimbursements may be discontinued at any time.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Intermediate Municipal Bond Fund to 0.73% and for the Michigan Municipal Bond Fund to 0.69%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.


STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                           1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 98             $ 306            $ 531           $ 1,178
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 116             $ 362            $ 628           $ 1,386
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LARGE CAP OPPORTUNITY FUND                      1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 140             $ 437            $ 755           $ 1,657
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 111             $ 347            $ 601           $ 1,329
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LARGE CAP CORE FUND                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 94             $ 304            $ 531           $ 1,185
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 41             $ 163            $ 297             $ 686
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD BALANCED FUND                                   1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 115             $ 359            $ 622           $ 1,375
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                            1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 171             $ 530            $ 913           $ 1,987
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MULTI CAP VALUE FUND                            1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 142             $ 474            $ 830           $ 1,832
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 121             $ 378            $ 654           $ 1,443
------------------------------------------------------------------------------------------------------------------------------------


ASSET ALLOCATION FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL AGGRESSIVE FUNDSM                     1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                       $ 8              $ 26            $ 278           $ 1,000
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUNDSM          1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                       $ 8              $ 26            $ 278           $ 1,000
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATE FUNDSM                       1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                       $ 8              $ 26            $ 278           $ 1,000
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUNDSM        1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                       $ 8              $ 26            $ 278           $ 1,000
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL CONSERVATIVE FUNDSM                   1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                       $ 8              $ 26            $ 278           $ 1,000
------------------------------------------------------------------------------------------------------------------------------------


STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                           1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $137              $487             $860            $1,909
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD TECHNOLOGY FUND                                 1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 154             $ 477            $ 824           $ 1,802
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD WORLDWIDE FUND                                  1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 147             $ 510            $ 899           $ 1,987
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL EQUITY FUND                       1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 140             $ 437            $ 755           $ 1,657
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL GDP FUND                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 108             $ 337            $ 585           $ 1,294
------------------------------------------------------------------------------------------------------------------------------------


BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD BOND FUND                                       1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 82             $ 277            $ 489           $ 1,099
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE BOND FUND                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 78             $ 256            $ 449           $ 1,008
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SHORT TERM BOND FUND                            1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 76             $ 241            $ 420             $ 940
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. GOVERNMENT BOND FUND                       1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                     $ 104             $ 325            $ 563           $ 1,248
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 81             $ 274            $ 483           $ 1,087
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 75             $ 255            $ 451           $ 1,016
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD OHIO MUNICIPAL BOND FUND                        1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 93             $ 290            $ 504           $ 1,120
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                      $ 70             $ 240            $ 424             $ 958
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change. For purposes of the following policies, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Small Cap Growth Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of small cap companies.

The Mid Cap Growth Fund, under normal circumstances, invest at least 80% of its assets in equity securities of mid cap companies.

The Large Cap Opportunity Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Large Cap Core Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Equity Index Fund, under normal circumstances, invests at least 80% of its assets in equity securities that comprise an equity index.

The Micro Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of micro cap companies.

The Multi Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of multi cap companies.

The Disciplined Large Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Technology Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of technology companies.

The International Equity Fund, under normal circumstances, invests at least 80% of its assets in equity securities.

The Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Intermediate Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Short Term Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The U.S. Government Bond Fund, under normal circumstances, invests at least 80% of its assets in U.S. Government bonds.

The Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations.

The Intermediate Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bonds.

The Ohio Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond securities issued by the State of Ohio, as well as counties, cities, towns, territories and public authorities in Ohio.

The Michigan Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations issued by the State of Michigan or its political subdivisions.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                                      FUND CODE
-------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                               1
-------------------------------------------------------------------------
MID CAP GROWTH FUND                                                 2
-------------------------------------------------------------------------
LARGE CAP OPPORTUNITY FUND                                          3
-------------------------------------------------------------------------
QUALITY GROWTH FUND                                                 4
-------------------------------------------------------------------------
LARGE CAP CORE FUND                                                 5
-------------------------------------------------------------------------
EQUITY INDEX FUND                                                   6
-------------------------------------------------------------------------
BALANCED FUND                                                       7
-------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                8
-------------------------------------------------------------------------
MULTI CAP VALUE FUND                                                9
-------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND                                   10
-------------------------------------------------------------------------
STRATEGIC INCOME FUND                                              11
-------------------------------------------------------------------------
TECHNOLOGY FUND                                                    12
-------------------------------------------------------------------------
WORLDWIDE FUND                                                     13
-------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                          14
-------------------------------------------------------------------------
INTERNATIONAL GDP FUND                                             15
-------------------------------------------------------------------------
BOND FUND                                                          16
-------------------------------------------------------------------------
INTERMEDIATE BOND FUND                                             17
-------------------------------------------------------------------------
SHORT TERM BOND FUND                                               18
-------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND                                          19
-------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                20
-------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND                                   21
-------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND                                           22
-------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND                                       23
-------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                            24
-------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                    25
-------------------------------------------------------------------------




63
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--------------------------------------------------------------------------------

INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are foreign shares of a company held            1- 7, 10, 12,         Market
by a U.S. bank that issues a receipt evidencing ownership.                                    14, 15          Political
                                                                                                          Foreign Investment
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity          2, 4, 7, 16-18,     Pre-Payment
loans, truck and auto loans, leases, credit card receivables and other securities backed     20-23, 24          Market
by other types of receivables or other assets.                                                                  Credit
                                                                                                             Interest Rate
                                                                                                              Regulatory
                                                                                                               Liquidity
------------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a       1, 2, 4-13, 15-18,      Credit
commercial bank. Maturities are generally six months or less.                                20-23, 24          Liquidity
                                                                                                                Market
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------
BEAR FUNDS: A Fund intended to increase/decrease in value inversely to the stock or             13          Inverse Market
equity index to which it relates.                                                                              Leverage
Liquidity
------------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the           1-25             Market
bondholder a specified sum of money, usually at specific intervals, and to repay the                            Credit
principal amount of the loan at maturity.                                                                    Interest Rate
------------------------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates            1-23           Management
the seller of the option to sell, a security at a specified price. A put option gives the                     Liquidity
buyer the right to sell, and obligates the seller of the option to buy a security at a                          Credit
specified price.                                                                                                Market
                                                                                                               Leverage
------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                 1, 2, 4-13, 16-20,       Market
                                                                                              22-24             Credit
                                                                                                              Liquidity
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a               5, 11, 13-15         Market
continuous basis.                                                                                              Liquidity
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate                     7, 16-24      Pre-Payment/Call
mortgage pools into different maturity classes.                                                              Interest Rate
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by              1-9, 11-18,          Credit
corporations and other entities. Maturities generally vary from a few days to                  20-23          Liquidity
nine months.                                                                                                    Market
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                             1-12, 14, 15         Market
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.             2-11, 13, 14,        Market
                                                                                           16-19, 21, 22        Credit
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying contract, index             1-25           Management
or security, or any combination thereof, including futures, options (e.g., put and                              Market
calls), options on futures, swap agreements, and some mortgage-backed securities.                               Credit
                                                                                                              Liquidity
                                                                                                               Leverage
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign           13-15      Foreign Investment
currency exchange contracts, foreign currency options, and foreign currency futures                              Market
transactions.                                                                                                  Political
------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies, as well as commercial paper      2, 12, 4-7, 10,        Market
of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks       13-18, 21, 24       Political
and supranational entities.                                                                                   Liquidity
                                                                                                          Foreign Investment
------------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities at a fixed       1, 5, 6, 14-20,       Leverage
price for delivery at a future date.                                                           22-25           Liquidity
------------------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase        1-7, 10, 12-23      Management
of a specified amount of a specified security, class of securities, or an index at a                            Market
specified time in the future and at a specified price.                                                          Credit
                                                                                                              Liquidity
                                                                                                               Leverage
------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance               18, 20, 21, 22, 23      Credit
company that guarantees a specific rate of return on the invested capital over the life of the contract.
------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK/DEBT SECURITIES: High-yield/ high-risk/debt securities are            8, 9, 11, 13         Credit
securities that are rated below investment grade by the primary rating agencies                                 Market
(e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These                                    Liquidity
securities are considered speculative and involve greater risk of loss than investment                       Interest Rate
grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."
------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities which may be difficult to sell at an acceptable price.          1-25          Liquidity
                                                                                                                Market
------------------------------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities entitle a holder to receive                      1-15            Market
proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses. Examples of index-based securities include Standard & Poor's
Depositary Receipts ("SPDRs").
A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index(R). iShares are also index-based securities and are index funds that trade like shares. Each share represents a portfolio of stocks designed to closely track one specific index.
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of investment companies. These investment
1-25 Market companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser, administrator or distributor.
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS: Interest-bearing or discounted government or corporate                 1-24             Market
securities that obligate the issuer to pay the bondholder a specified sum of money,                             Credit
usually at specific intervals, and to repay the principal amount of the loan at maturity.
Investment grade bonds are those rated BBB or better by S&P or Baa or better by
Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.
------------------------------------------------------------------------------------------------------------------------------
LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains.                    13              Market
                                                                                                               Leverage
------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: A loan participation note represents participation in a corporate         16-24            Credit
loan of a commercial bank with a remaining maturity of one year or less.                                      Liquidity
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar denominated debt                       1-25              Market
securities that have remaining maturities of one year or less. These securities may                             Credit
include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools       2, 4, 7, 16-24     Pre-Payment
of loans. These include collateralized mortgage obligations and real estate mortgage                            Market
investment conduits.                                                                                            Credit
                                                                                                              Regulatory
------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and                       16-23            Market
simultaneously contracts with the same counterparty to repurchase similar but not                             Regulatory
identical securities on a specified future date.                                                              Pre-Payment
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain      16-18, 20-24         Market
funds for various public purposes. Municipal securities include (a) governmental                                Credit
lease certificates of participation issued by state or municipal authorities where                            Political
payment is secured by installment payments for equipment, buildings, or other                                    Tax
facilities being leased by the state or municipality; (b) government lease certificates                       Regulatory
purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (h) general obligation bonds.
------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in bank loans made to corporations.                         16-24        Interest Rate
                                                                                                                Credit
                                                                                                               Liquidity
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Preferred Stocks are equity securities that generally pay dividends 5, 7, 11, 12, Market at a specified rate and have preference over common stock in the payment of 14, 15 dividends and liquidation. Preferred stock generally does not carry voting rights.
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous                         1-25              Market
commitment to return the security to the seller at an agreed upon price on an                                  Leverage
agreed upon date. This is treated as a loan.
------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933,             1-25            Liquidity
such as privately placed commercial paper an d Rule 144A securities.                                             Market
------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous                      1-25              Market
commitment to buy the security back at an agreed upon price on an agreed upon                                  Leverage
date. This is treated as a borrowing by a Fund.
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets.                   1-24             Market
In return the Fund will receive cash, other securities, and/or letters of credit.                              Leverage
                                                                                                              Liquidity
                                                                                                                Credit
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio             2-5, 7-14,          Market
engaging in such trading will have higher turnover and                                        16-23
transaction expenses.
------------------------------------------------------------------------------------------------------------------------------
SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market                1, 5, 8, 9, 14, 15      Market
capitalization within or lower than those included in the S&P SmallCap 600                                     Liquidity
Index (whose market capitalization range is generally between $23 million and $2.6 billion).
------------------------------------------------------------------------------------------------------------------------------
STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a Fund's                   20-24            Market
option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.
------------------------------------------------------------------------------------------------------------------------------
STOCK-INDEX OPTIONS: A security that combines features of options with securities         1-5, 7, 9, 10,      Management
trading using composite stock indices.                                                       12, 14, 15         Market
                                                                                                                Credit
------------------------------------------------------------------------------------------------------------------------------
STRIPPED OBLIGATIONS: U.S. Treasury obligations and their unmatured interest                   16-25         Interest Rate
coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.
------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the             1, 2, 4-13, 15-18,     Liquidity
deposit of funds.                                                                               20-23           Credit
                                                                                                                Market
------------------------------------------------------------------------------------------------------------------------------




66
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--------------------------------------------------------------------------------

INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and                           1-24          Interest Rate
instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae                                  Credit
and Freddie Mac.
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded registered interest          1-25           Interest Rate
and principal securities, and coupons under bank entry safekeeping.
------------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are           5, 7, 16-25         Credit
reset daily, weekly, quarterly or some other period and which may be payable to                               Liquidity
the Fund on demand.                                                                                             Market
------------------------------------------------------------------------------------------------------------------------------
WARRANTS: Securities, typically issued with preferred stock or bonds, that give the       1, 2, 4-7, 10,        Market
holder the right to buy a proportionate amount of common stock at a specified price.         12-15              Credit
------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to purchase
1-7, 10, 12, Market securities at a fixed price for delivery at a future date.
Under normal market 14, 16-25 Leverage conditions, when-issued purchases and forward commitments will Credit not exceed Liquidity 20% of the value of a
Fund's total assets.
------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated bonds issued         1, 5, 6, 12, 14,        Market
by foreign corporations or governments. Sovereign bonds are those issued by the            16-18, 20-24         Credit
government of a foreign country. Supranational bonds are those issued by                                     Interest Rate
entities, such as the World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian provinces.
------------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no               12, 14, 16-25          Credit
interest, but are issued at a discount from their value at                                                      Market
maturity. When held to maturity, their entire return equals the                                              Interest Rate
difference between their issue price and their maturity value.
------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

INVESTMENT POLICIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following is a brief description of the principal investment policies of the Prime Money Market Fund and the U.S. Treasury Money Market Fund, two Underlying Funds of the LifeModel Funds whose policies are not otherwise described in this Prospectus.

PRIME MONEY MARKET FUND

The Fund's fundamental investment objective is current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

U.S. TREASURY MONEY MARKET FUND

The Fund's fundamental investment objective is stability of principal and current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in securities.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISORS AND SUBADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management Inc., (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds other than Fifth Third Large Cap Opportunity Fund. Heartland Capital Management, Inc. ("Heartland"), 251 North Illinois Street, Suite 300, Indianapolis, Indiana 46204, serves as investment advisor to Fifth Third Large Cap Opportunity Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Each of Fifth Third Bank and Heartland is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975. Morgan Stanley Investment Management Inc. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, serves as investment subadvisor to Fifth Third International Equity Fund.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets under management in the Fifth Third Funds. As of September 30, 2002, Heartland had approximately $303 million of assets under management, including approximately $24 million of assets held by mutual funds. As of September 30, 2002, MSIM, together with its affiliated institutional asset management companies, had approximately $174.6 billion of assets under management, including approximately $74.6 billion of assets held by mutual funds (including sub-advisory relationships).

FUND MANAGEMENT
--------------------------------------------------------------------------------

The management and subadvisory fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2002 are as follows:

                                                             AS A PERCENTAGE OF
                                                             AVERAGE NET ASSETS
-------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                                  0.70 %
-------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                                    0.80 %
-------------------------------------------------------------------------------
FIFTH THIRD LARGE CAP OPPORTUNITY FUND                             0.80 %
-------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                                    0.80 %
-------------------------------------------------------------------------------
FIFTH THIRD LARGE CAP CORE FUND                                    0.70 %
-------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                                      0.30 %
-------------------------------------------------------------------------------
FIFTH THIRD BALANCED FUND                                          0.80 %
-------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                                   1.00 %
-------------------------------------------------------------------------------
FIFTH THIRD MULTI CAP VALUE FUND                                   1.00 %
-------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                       0.80 %
-------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL AGGRESSIVE FUNDSM**                          0.03 %
-------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUNDSM**               0.03 %
-------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATE FUNDSM**                            0.03 %
-------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM**            0.03 %
-------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL CONSERVATIVE FUNDSM**                        0.03 %
-------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                                  1.00 %
-------------------------------------------------------------------------------
FIFTH THIRD TECHNOLOGY FUND                                        1.00 %
-------------------------------------------------------------------------------
FIFTH THIRD WORLDWIDE FUND                                         1.00 %
-------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL EQUITY FUND*                             1.00 %
-------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL GDP FUND                                 0.75 %
-------------------------------------------------------------------------------
FIFTH THIRD BOND FUND                                              0.60 %
-------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE BOND FUND                                 0.55 %
-------------------------------------------------------------------------------
FIFTH THIRD SHORT TERM BOND FUND                                   0.50 %
-------------------------------------------------------------------------------
FIFTH THIRD U.S. GOVERNMENT BOND FUND                              0.42 %
-------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND                                    0.55 %
-------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                       0.54 %
-------------------------------------------------------------------------------
FIFTH THIRD OHIO MUNICIPAL BOND FUND                               0.55 %
-------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                           0.45 %
-------------------------------------------------------------------------------

* The Advisor paid a portion of this fee to the Fund's subadvisor.

** The LifeModel Funds had not commenced operations as of July 31, 2002. The figures shown above reflect the estimated management fee to be paid.

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FUND MANAGEMENT
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PORTFOLIO MANAGERS
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FIFTH THIRD ASSET MANAGEMENT INC.

EQUITY FUNDS

Denis J. Amato has been the co-portfolio manager of the FIFTH THIRD MULTI CAP VALUE FUND and FIFTH THIRD MICRO CAP VALUE FUND since August 2001, and of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since August 2002. Mr. Amato is currently a Director of Value Strategies and Senior Vice President of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Amato was Senior Vice President and Chief Investment Advisor of Gelfand/Maxus Asset Management from 1991 to 2000. He earned a BBA in economics and an MBA in finance from Case Western University. He has over 30 years investment experience and earned his CFA Designation in 1974. He is member and past president of The Cleveland Society of Security Analysts.

Richard A. Barone has been the portfolio manager of the FIFTH THIRD MULTI CAP VALUE FUND since October 1989 and the FIFTH THIRD MICRO CAP VALUE FUND since February 1998. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital, Inc. and Ancora Securities, Inc., an NASD Broker Dealer. In addition, Mr. Barone is Chairman of the Investment Committee and a member of the Executive Committee for the Cleveland State University Foundation. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

John L. Cassady III has been the co-portfolio manager for the FIFTH THIRD BALANCED FUND (fixed income portion) since April 2000. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan Chapter of the Investment Analysts Society of Chicago.

John F. Clancy has been the portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since September 2002. Currently, he is a Vice President of Fifth Third Bank. Prior to becoming a portfolio manager of the Fund, Mr. Clancy spent almost five years as a Senior Portfolio Manager for Fifth Third's Investment Advisors Division, where he managed more than $400 million in personal and institutional assets. Prior to joining Fifth Third in 1998, he worked for two years as the Trust Investment Officer at North Side Bank & Trust Company and spent two years as a financial advisor at Prudential Securities, Inc. He earned his BS in International Affairs from the United States Air Force Academy and an MBA from the University of West Florida.

David C. Eder has been the co-portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since January, 1995. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

Steven E. Folker has been the portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND, and the FIFTH THIRD MID CAP GROWTH FUND since June, 1993 and the co-portfolio manager of the FIFTH THIRD LARGE CAP OPPORTUNITY FUND since April 2002. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

James R. Kirk has been the portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since August 2002. He is currently a Vice President and Director of Disciplined Value Strategy for Fifth Third Asset Management. Prior to joining Fifth Third, he spent almost three years as the chief investment strategist and manager of a value equity fund for National City Investment Management Co., and then four years as the chief investment officer for National City Bank's Private Investment Advisors Group. Mr. Kirk earned a BA in Economics and an MBA from Case Western Reserve University and has also earned his Chartered Financial Analyst designation. He has accumulated over 30 years of investment experience in the capacities of portfolio manager, director of research, and chief investment officer. He is a member of the board of trustees of the Fairview/Lutheran Hospital Foundation and the Kidney Foundation of Ohio and is a director of the Cleveland Athletic Club. He is a member and past president of the Cleveland Society of Security Analysts.

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FUND MANAGEMENT
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Allan J. Meyers has been the portfolio manager of the FIFTH THIRD LARGE CAP CORE
FUND since November 1997. Currently, he is the Director of Large Company Strategies for the Advisor and is a Vice President of Fifth Third Bank. Mr. Meyers has over twenty-two years of portfolio management experience, including seventeen years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation, his BBA in finance, magna cum laude, and MBA from Western Michigan University.

Daniel C. Popowics has been the co-portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since September 2002. He joined Fifth Third Bank in 1999 and is currently an Assistant Vice President and Equity Analyst with Fifth Third Asset Management. Prior to joining Fifth Third, he was a manager with Fidelity investments and then spent four years as a financial analyst with CIGNA Insurance. Mr. Popowics earned the Chartered Financial Analyst designation in 2002. In addition to his Fund duties, Mr. Popowics covers the Consumer Staples and Health Care industries and manages personal trust and charitable accounts. Mr. Popowics is a graduate of Duke University and earned an MBA in Finance from Rensselaer Polytechnic Institute.

Sunil M. Reddy has been the co-portfolio manager for the FIFTH THIRD QUALITY GROWTH FUND since September 2002. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

James E. Russell has been the portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since February 2002 and the co-portfolio manager of the FIFTH THIRD LARGE CAP CORE FUND since September 2002. Mr. Russell has been the Director of Equity Research and Growth Funds Management for three years and carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Prior to overseeing the equity research department, he spent several years as a portfolio manager in Fifth Third's Personal Trust Department and an equity analyst covering the chemicals, capital goods, and financials sectors. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

Daniel Skubiz has been the co-portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since September 2000. Mr. Skubiz is an Assistant Vice President of the Advisor. From December 1997 through February 2000, he was a portfolio manager for Trade Street Investment Associates. He earned his BBA in finance and accounting from the University of Tulsa and his MBA from St. Louis University.

Brian J. Smolinski has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since June 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD BALANCED FUND (fixed income portion) since April 2000. For eleven years, Mr. Stapley has been a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company and has over fifteen years of total portfolio management experience. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

STRATEGIC INCOME AND SPECIALTY FUNDS

Richard A. Barone has been the portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since March 1985. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital, Inc. and Ancora Securities, Inc., an NASD Broker Dealer. In addition, Mr. Barone is Chairman of the Investment Committee and a member of the Executive Committee for the Cleveland State University Foundation. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

David C. Eder has been the portfolio manager of the FIFTH THIRD INTERNATIONAL GDP FUND since January, 1995 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since January 2002. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

73
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FUND MANAGEMENT
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Jon M. Fisher has been the co-portfolio manager of the FIFTH THIRD TECHNOLOGY
FUND since May 2002. He is an Assistant Vice President and the Group Head of Equity Research for the Advisor. Mr. Fisher received his BBA in Finance from the University of Iowa and earned the Chartered Financial Analyst designation in 1996. Prior to joining Fifth Third in 2000, he worked for seven years at PNC Bank as a portfolio manager and a generalist equity analyst and spent two years with Dain Bosworth, Inc., also as an equity analyst. Mr. Fisher teaches a course in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. He currently serves as the Chairperson of the Membership Committee for the Cincinnati Society of Financial Analysts.

Alan Miller has been the portfolio manager of the FIFTH THIRD WORLDWIDE FUND since January 1995. Alan Miller is currently Vice President and a Director of Equity Strategy for Fifth Third Asset Management Inc. Mr. Miller was Vice President of Gelfand/Maxus Asset Management and Vice President of Maxus Asset Management Inc. from 1994 to 2000. Alan has over twenty-five years of investment experience and working knowledge of qualified retirement plans. Alan holds a BS degree in Corporate Finance from The Ohio State University and his MBA was obtained from New York University with a concentration in investments and economics.

Sunil M. Reddy has been the co-portfolio manager for the FIFTH THIRD TECHNOLOGY FUND since June 2000. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

John B. Schmitz has been the co-portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since September 2002. Previously, John spent 8 years as the co-manager of the Fifth Third International equity Fund and 5 years as manager of the Fifth Third Equity Income Fund. He is a Vice President and Trust Officer of Fifth Third Bank and a Director of Equity Strategy for Fifth Third Asset Management. Mr. Schmitz earned his Chartered Financial Analyst designation in 1992 and has more than 17 years of investment experience. He is also a member of the Cincinnati Society of Financial Analysts. Mr. Schmitz graduated with a BBA in Finance & Real Estate from the University of Cincinnati.

Brian J. Smolinski has been the co-portfolio manager of the FIFTH THIRD INTERNATIONAL GDP FUND since June 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

David L. Withrow has been the co-portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since January 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent more than 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

ASSET ALLOCATION FUNDS

John E. Augustine is the portfolio manager for the FIFTH THIRD LIFEMODEL FUNDS and is the Director of Portfolio Management for Fifth Third Bank's Investment Advisors unit in Cincinnati. He joined Fifth Third Bank in 1998 as a Senior Portfolio Manager for both equity and fixed income clients. Previously, he spent four years with Star Bank as a portfolio manager and three years with Heritage Trust & Asset Management. He is a member of the Fifth Third Asset Management Investment Committee and has been practicing portfolio management for over twelve years. He holds the professional designation of Chartered Financial Analyst. Mr. Augustine is a graduate of the Ohio State University and the Midwest Bankers Association Trust School. He is a former president and Board member for the Dayton Society of Financial Analysts; is on the University of Dayton--Flyer Investment Advisory Board and teaches investment management to the MBA candidates at the University of Dayton.

BOND FUNDS

James M. Bernard has been the portfolio manager of the FIFTH THIRD OHIO MUNICIPAL BOND FUND since January 2001. Mr. Bernard is currently a Director of Fixed Income and Vice President and Senior Fixed Income Portfolio Manager of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Jim's experience in the investment industry spans nearly thirty years. Jim received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Jim is also a Chartered Financial Analyst.



74
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FUND MANAGEMENT
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John L. Cassady III has been the co-portfolio manager for the FIFTH THIRD
INTERMEDIATE BOND FUND, the FIFTH THIRD BOND FUND, and the FIFTH THIRD U.S. GOVERNMENT BOND FUND since November 1999. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Michael J. Martin has been the portfolio manager for the FIFTH THIRD MUNICIPAL BOND FUND and the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND since November 1997; co-portfolio manager for the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND since January 1995; and for the FIFTH THIRD OHIO MUNICIPAL BOND FUND since January 2001. Mr. Martin has over eight years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Sarah M. Quirk has been the portfolio manager for the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND and co-portfolio manager for the FIFTH THIRD MUNICIPAL BOND FUND and the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND since May 1998. Ms. Quirk has over twenty years of investment experience. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in January 1998, Ms. Quirk managed a Michigan municipal money market fund and spent fifteen years in the municipal bond industry as a municipal bond trader. She earned her BS degree in finance in 1979 from Ball State University and her MBA from The University of Notre Dame in 1997.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD INTERMEDIATE BOND FUND and the FIFTH THIRD U.S. GOVERNMENT BOND FUND since November 1999; and the FIFTH THIRD BOND FUND since March 1995; and the FIFTH THIRD SHORT TERM BOND FUND since November, 1996. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

David L. Withrow has been the co-portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since January 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

HEARTLAND CAPITAL MANAGEMENT, INC.

Thomas F. Maurath, Executive Vice President of Heartland, has been the portfolio manager of the FIFTH THIRD LARGE CAP OPPORTUNITY FUND and its predecessor Fund since its inception in March 1985. Mr. Maurath has earned his Chartered Financial Analyst designation, and earned a BBA in Accounting from the University of Notre Dame and an MBA from Indiana University.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Ann Thivierge has served as co-portfolio manager for the FIFTH THIRD INTERNATIONAL EQUITY FUND since 1995. She joined MSIM in 1986 and is a Managing Director. She has been a member of MSIM's asset allocation committee for eight years. She received a BA from James Madison College, Michigan State University in International Relations and received her MBA from New York University in Finance.

Barton Biggs has served as co-portfolio manager for the FIFTH THIRD INTERNATIONAL EQUITY FUND since its inception. He is a Managing Director of Morgan Stanley and the Global Strategist. Barton joined Morgan Stanley as a General Partner and Managing Director in 1973. The Institutional Investor magazine named him as a strategist to its All-America Research Team ten times, and from 1996 to 2001 he was voted the No. 1 global strategist by the Institutional Investor Global Research poll. He founded Morgan Stanley Asset Management in 1975 and is its Chairman, as well as Chairman of the Morgan Stanley Institutional Funds. He was a member of the Executive Committee and was a Director of Morgan Stanley from 1991 until the merger in 1996. Prior to joining the firm, Barton was a Managing Director of a hedge fund, Fairfield Partners, for eight years. He graduated from Yale University and the New York University Graduate School of Business with Distinction and served three years as an officer in the U.S. Marine Corps. He is a Sterling Fellow at Yale University.

75
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SHAREHOLDER INFORMATION
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PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES

The price of Fund shares is based on the Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Standard Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All orders must be received by the Funds or its transfer agent prior to 4:00 p.m. Eastern Standard Time in order to receive that day's NAV.

Institutional shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION
--------------------------------------------------------------------------------

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank.

For institutional account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative of financial institution or call 1-800-282-5706.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Funds reserve the right to waive the minimum investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to:
Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

76
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SHAREHOLDER INFORMATION
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SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

CLOSING OF SMALL ACCOUNTS
--------------------------------------------------------------------------------

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

INSTRUCTIONS FOR EXCHANGING SHARES

To exchange your shares, call the institution through which you purchased your shares for exchange procedures or call 1-800-282-5706.

NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The exchange privilege may be changed or eliminated at any time.

The exchange privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

Dividends, if any, are declared and paid monthly by the following Funds: Fifth Third Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Michigan Municipal Bond Fund, Fifth Third U.S. Government Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third Strategic Income Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Intermediate Municipal Bond, Fifth Third Intermediate Bond Fund.

Dividends, if any, are declared and paid quarterly by the following funds: Fifth Third Quality Growth Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third Technology Fund, Fifth Third Large Cap Opportunity Fund, Fifth Third Equity Equity Index Fund, Fifth Third Large Cap Core Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Balanced Fund, Fifth Third LifeModel Conservative FundSM, Fifth Third LifeModel Moderately Conservative FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Aggressive FundSM, and Fifth Third LifeModel Aggressive FundSM.

Dividends, if any, are declared and paid annually by the following Funds: Fifth Third Small Cap Growth Fund, Fifth Third International Equity Fund, Fifth Third International GDP Fund, and Fifth Third Worldwide Fund.

Capital gains, if any, are distributed at least annually.

EXPENSES
--------------------------------------------------------------------------------

The expenses for investing in funds of funds, like the LifeModel FundsSM, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel FundsSM invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). The use of a fund of funds structure could affect the amount, timing, and character of distributions to shareholders. See the Statement of Additional Information for further details. Shareholders may also be subject to state and local taxes on distributions and redemptions.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS

Fifth Third International Equity Fund and Fifth Third International GDP Fund invest in foreign securities. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of a Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to operate so as to qualify for treaty-reduced tax rates where applicable.

Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to qualify so as to allow shareholders to claim a foreign tax credit or deduction on their federal income tax returns. Shareholders, however, may be limited in their ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their federal income tax returns.

Fifth Third International Equity Fund and Fifth Third International GDP Fund may invest in the stock of certain foreign corporations that would constitute a passive foreign investment company (PFIC). Federal income taxes at ordinary net income rates may be imposed on the Fund upon disposition of PFIC investments.

ADDITIONAL TAX INFORMATION FOR FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND, FIFTH THIRD OHIO MUNICIPAL BOND FUND, FIFTH THIRD MUNICIPAL BOND FUND, FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND (THE "MUNICIPAL SECURITIES FUNDS")

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent a Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gains will generally be taxable to shareholders as capital gains. The Municipal Securities Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income.

Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund and Fifth Third Intermediate Municipal Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Dividends from Fifth Third Ohio Municipal Bond Fund representing interest on obligations held by that Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), which interest is exempt from federal income tax when received by a shareholder, is also exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income computation.

Distributions with respect to shares of the Fifth Third Ohio Municipal Bond Fund properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Fifth Third Ohio Municipal Bond Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Shareholders of the Fifth Third Ohio Municipal Bond Fund should consult with their tax advisers about other state and local tax consequences of their investments in the Fund.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of social security benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent either Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Because the Fifth Third Michigan Municipal Bond Fund intends to invest substantially all of its assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third LifeModel Conservative FundSM, the Fifth Third LifeModel Moderately Conservative FundSM, the Fifth Third LifeModel Moderate FundSM, the Fifth Third LifeModel Moderately Aggressive FundSM and the Fifth Third LifeModel Aggressive FundSM are not presented because the Institutional shares of these Funds are newly offered and do not have a financial history. The information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent auditors. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI which is available upon request. The information for periods ended December 31, 2001 and July 31, 2001 was audited by Arthur Andersen LLP. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE IN NET
                                              ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                    OPERATIONS                  DISTRIBUTIONS FROM
                                           --------------------------           -------------------
                                                       NET REALIZED
                                                       AND UNREALIZED
                                                       GAINS/(LOSSES)  CHANGE IN                                   NET     TOTAL
                                  NET ASSET    NET         FROM       NET ASSETS                       TOTAL      ASSET   RETURN
                                    VALUE,  INVESTMENT  INVESTMENT     RESULTING    NET       NET    DIVIDENDS    VALUE, (EXCLUDES
                                  BEGINNING  INCOME/   TRANSACTIONS      FROM    INVESTMENT REALIZED    AND       END OF   SALES
                                  OF PERIOD  (LOSS)    AND FUTURES    OPERATIONS   INCOME    GAINS  DISTRIBUTIONS PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL  SHARES
Year ended December 31    1997     $15.65     0.04          4.19        4.23      (0.06)    (1.43)     (1.49)     $18.39    27.94%
Year ended December 31    1998     $18.39     0.03         (1.08)      (1.05)     (0.03)    (1.85)     (1.88)     $15.46    (6.15%)
Year ended December 31    1999     $15.46     0.02          4.16        4.18      (0.02)    (0.33)     (0.35)     $19.29    27.98%
Year ended December 31    2000     $19.29       --         (0.08)      (0.08)        --     (0.19)     (0.19)     $19.02    (0.38%)
Period ended July 31      2001(a)  $19.02    (0.02)        (1.08)      (1.10)        --     (0.06)     (0.06)     $17.86    (5.75%)*
Year ended July 31        2002     $17.86    (0.04)        (3.56)      (3.60)        --     (0.56)     (0.56)     $13.70   (20.80%)
------------------------------------------------------------------------------------------------------------------------------------





                                                          RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                   RATIOS OF NET
                                   ASSETS,  RATIOS OF       INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO     INCOME/(LOSS)    EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL  SHARES
Year ended December 31    1997     $719,998    0.93%            0.24%          0.94%           32%
Year ended December 31    1998     $760,335    0.94%            0.18%          0.95%           41%
Year ended December 31    1999     $746,428    0.94%            0.14%          0.95%           19%
Year ended December 31    2000     $804,758    0.91%           (0.11%)         0.92%           28%
Period ended July 31      2001(a)  $724,275    0.93%**         (0.16%)**       0.93%**         13%
Year ended July 31        2002     $485,623    0.93%           (0.21%)         0.96%           25%
---------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET
                                             ASSETS RESULTING FROM                      LESS
                                                  OPERATIONS                     DISTRIBUTIONS FROM
                                           -------------------------             -------------------
                                                       NET REALIZED
                                                      AND UNREALIZED
                                                       GAINS/(LOSSES)
                                                           FROM
                                                        INVESTMENT   CHANGE IN                             NET     TOTAL
                                 NET ASSET             TRANSACTIONS  NET ASSETS             TOTAL        ASSET     RETURN
                                  VALUE,      NET           AND      RESULTING     NET    DIVIDENDS      VALUE,  (EXCLUDES
                                 BEGINNING INVESTMENT     OPTION        FROM     REALIZED    AND         END OF    SALES
                                 OF PERIOD    LOSS       CONTRACTS   OPERATIONS   GAINS  DISTRIBUTIONS   PERIOD    CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $15.40    (0.04)         1.95        1.91      (1.44)    (1.44)      $15.87       13.13%*
Year ended July 31        2000     $15.87    (0.04)         4.63        4.59      (1.18)    (1.18)      $19.28       30.65%
Year ended July 31        2001     $19.28       --         (1.69)      (1.69)     (2.49)    (2.49)      $15.10       (9.94%)
Year ended July 31        2002     $15.10    (0.06)        (4.33)      (4.39)     (0.47)    (0.47)      $10.24      (30.02%)
------------------------------------------------------------------------------------------------------------------------------------




                                                          RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------------
                                       NET                  RATIOS OF NET
                                     ASSETS,  RATIOS OF       INVESTMENT      RATIOS OF
                                     END OF  EXPENSES TO         LOSS         EXPENSES TO     PORTFOLIO
                                     PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                     (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)    $191,987    0.97%**         (0.26%)**       1.04%**         49%
Year ended July 31        2000       $242,641    0.99%           (0.26%)         1.04%           42%
Year ended July 31        2001       $255,634    1.02%           (0.24%)         1.06%           26%
Year ended July 31        2002       $207,807    1.12%           (0.49%)         1.14%           27%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
LARGE CAP OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET
                                             ASSETS RESULTING FROM              LESS DIVIDENDS AND
                                                  OPERATIONS                    DISTRIBUTIONS FROM
                                           -------------------------            -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED   CHANGE IN                                      NET     TOTAL
                                  NET ASSET   NET    GAINS/(LOSSES)  NET ASSETS                      TOTAL         ASSET   RETURN
                                    VALUE, INVESTMENT     FROM       RESULTING     NET       NET    DIVIDENDS      VALUE, (EXCLUDES
                                  BEGINNING INCOME/    INVESTMENT      FROM     INVESTMENT REALIZED    AND         END OF   SALES
                                  OF PERIOD  (LOSS)    TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $31.26    (0.06)         6.71        6.65         --     (0.63)     (0.63)     $37.28    21.53%*
Year ended July 31        2000     $37.28    (0.09)         1.59        1.50         --     (0.55)     (0.55)     $38.23     4.07%
Year ended July 31        2001     $38.23       --        (11.73)     (11.73)        --     (1.03)     (1.03)     $25.47   (31.27%)
Year ended July 31        2002     $25.47    (0.21)        (7.20)      (7.41)        --        --         --      $18.06   (29.09%)
------------------------------------------------------------------------------------------------------------------------------------


                                                          RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------------
                                     NET                  RATIOS OF NET
                                     ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                     END OF  EXPENSES TO       LOSS        EXPENSES TO     PORTFOLIO
                                     PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                     (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)   $61,943    1.21%**        (0.24%)**        1.22%**         51%
Year ended July 31        2000      $58,939    1.07%          (0.23%)          1.07%           53%
Year ended July 31        2001      $31,415    1.11%          (0.48%)          1.24%          139%
Year ended July 31        2002      $16,623    1.38%          (0.79%)          1.38%           70%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



QUALITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET
                                             ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                  OPERATIONS                   DISTRIBUTIONS FROM
                                           -------------------------           -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED   CHANGE IN                                     NET     TOTAL
                                 NET ASSET          GAINS/(LOSSES)   NET ASSETS                      TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM        RESULTING     NET      NET    DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT  INVESTMENT      FROM    INVESTMENT REALIZED    AND         END OF   SALES
                                 OF PERIOD    LOSS    TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $19.45    (0.02)         5.89        5.87         --     (1.95)     (1.95)     $23.37    32.08%*
Year ended July 31        2000     $23.37    (0.02)         4.06        4.04         --     (1.17)     (1.17)     $26.24    17.82%
Year ended July 31        2001     $26.24       --         (4.85)      (4.85)        --     (2.91)     (2.91)     $18.48   (19.93%)
Year ended July 31        2002     $18.48    (0.04)        (4.94)      (4.98)        --     (0.59)     (0.59)     $12.91   (27.90%)
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------------
                                    NET                  RATIOS OF NET
                                    ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                    END OF  EXPENSES TO       LOSS        EXPENSES TO     PORTFOLIO
                                    PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                    (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $583,753    1.00%**         (0.10%)**       1.05%**         34%
Year ended July 31        2000     $814,820    1.00%           (0.10%)         1.03%           21%
Year ended July 31        2001     $716,251    1.02%           (0.22%)         1.02%           20%
Year ended July 31        2002     $566,235    1.09%           (0.24%)         1.09%           20%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
LARGE CAP CORE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE IN NET
                                              ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                    OPERATIONS                  DISTRIBUTIONS FROM
                                           --------------------------           -------------------
                                                       NET REALIZED
                                                       AND UNREALIZED
                                                       GAINS/(LOSSES)  CHANGE IN                                   NET     TOTAL
                                  NET ASSET                FROM        NET ASSETS                      TOTAL      ASSET   RETURN
                                    VALUE,     NET      INVESTMENT     RESULTING    NET       NET    DIVIDENDS    VALUE, (EXCLUDES
                                  BEGINNING INVESTMENT TRANSACTIONS      FROM    INVESTMENT REALIZED    AND       END OF   SALES
                                  OF PERIOD  INCOME    AND FUTURES    OPERATIONS   INCOME    GAINS  DISTRIBUTIONS PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $13.90     0.25          3.04        3.29      (0.25)    (1.39)     (1.64)     $15.55    24.14%
Year ended December 31    1998     $15.55     0.13          4.03        4.16      (0.14)    (1.54)     (1.68)     $18.03    28.07%
Year ended December 31    1999     $18.03     0.12          3.20        3.32      (0.12)    (0.81)     (0.93)     $20.42    18.79%
Year ended December 31    2000     $20.42     0.07         (2.24)      (2.17)     (0.07)    (1.34)     (1.41)     $16.84   (11.25%)
Period ended July 31      2001(a)  $16.84     0.03         (1.43)      (1.40)     (0.03)    (0.24)     (0.27)     $15.17    (8.24%)*
Year ended July 31        2002     $15.17     0.08         (3.66)      (3.58)     (0.08)    (0.31)     (0.39)     $11.20   (24.07%)
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                   RATIOS OF NET
                                   ASSETS,  RATIOS OF       INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO        INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $697,973    0.92%            1.61%          0.93%           88%
Year ended December 31    1998     $827,828    0.93%            0.77%          0.94%           20%
Year ended December 31    1999     $822,414    0.92%            0.62%          0.93%            9%
Year ended December 31    2000     $624,860    0.91%            0.35%          0.92%           14%
Period ended July 31      2001(a)  $547,524    0.93%**          0.40%**        0.94%**          5%
Year ended July 31        2002     $520,727    0.93%            0.64%          0.97%            5%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE IN NET
                                              ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                    OPERATIONS                  DISTRIBUTIONS FROM
                                           --------------------------           -------------------
                                                       NET REALIZED
                                                       AND UNREALIZED
                                                       GAINS/(LOSSES)  CHANGE IN                                   NET     TOTAL
                                  NET ASSET                FROM        NET ASSETS                      TOTAL      ASSET   RETURN
                                    VALUE,     NET      INVESTMENT     RESULTING    NET       NET    DIVIDENDS    VALUE, (EXCLUDES
                                  BEGINNING INVESTMENT TRANSACTIONS      FROM    INVESTMENT REALIZED    AND       END OF   SALES
                                  OF PERIOD   INCOME   AND FUTURES    OPERATIONS   INCOME    GAINS  DISTRIBUTIONS PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $14.71     0.25          4.50        4.75      (0.25)    (0.07)     (0.32)     $19.14    32.55%
Year ended December 31    1998     $19.14     0.24          5.14        5.38      (0.24)    (0.04)     (0.28)     $24.24    28.26%
Year ended December 31    1999     $24.24     0.24          4.68        4.92      (0.24)    (0.61)     (0.85)     $28.31    20.55%
Year ended December 31    2000     $28.31     0.22         (2.81)      (2.59)     (0.22)    (0.32)     (0.54)     $25.18    (9.30%)
Period ended July 31      2001(a)  $25.18     0.12         (2.08)      (1.96)     (0.11)       --      (0.11)     $23.11    (7.83%)*
Year ended July 31        2002     $23.11     0.23         (5.70)      (5.47)     (0.22)       --      (0.22)     $17.42   (23.82%)
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                   RATIOS OF NET
                                   ASSETS,  RATIOS OF       INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO        INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $590,241    0.43%            1.44%          0.54%            1%
Year ended December 31    1998     $771,147    0.42%            1.10%          0.55%           12%
Year ended December 31    1999     $875,780    0.42%            0.92%          0.54%            9%
Year ended December 31    2000     $860,647    0.40%            0.80%          0.53%            9%
Period ended July 31      2001(a)  $822,909    0.40%**          0.86%**        0.53%**          4%
Year ended July 31        2002     $608,556    0.41%            1.06%          0.56%            9%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE IN NET
                                              ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                    OPERATIONS                  DISTRIBUTIONS FROM
                                           --------------------------           -------------------
                                                       NET REALIZED
                                                       AND UNREALIZED
                                                       GAINS/(LOSSES)  CHANGE IN                                    NET     TOTAL
                                  NET ASSET           FROM INVESTMENT  NET ASSETS                       TOTAL      ASSET   RETURN
                                    VALUE,     NET      TRANSACTIONS   RESULTING    NET       NET     DIVIDENDS    VALUE, (EXCLUDES
                                  BEGINNING INVESTMENT  AND OPTION       FROM    INVESTMENT REALIZED     AND       END OF   SALES
                                  OF PERIOD   INCOME     CONTRACTS    OPERATIONS   INCOME    GAINS  DISTRIBUTIONS  PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $14.60     0.22          2.27        2.49      (0.22)    (0.74)     (0.96)     $16.13    17.63%*
Year ended July 31        2000     $16.13     0.23          2.60        2.83      (0.23)    (1.34)     (1.57)     $17.39    18.60%
Year ended July 31        2001     $17.39     0.18         (1.97)      (1.79)     (0.21)    (2.00)     (2.21)     $13.39   (11.64%)
Year ended July 31        2002(b)  $13.39     0.14         (2.27)      (2.13)     (0.15)    (0.20)     (0.35)     $10.91   (16.34%)
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                      NET                   RATIOS OF NET
                                    ASSETS,  RATIOS OF       INVESTMENT       RATIOS OF
                                    END OF  EXPENSES TO        INCOME        EXPENSES TO     PORTFOLIO
                                    PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                    (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $139,616    1.00%**          1.54%**        1.04%**        128%
Year ended July 31        2000     $171,923    1.00%            1.55%          1.06%          122%
Year ended July 31        2001     $211,221    1.01%            1.48%          1.07%           77%
Year ended July 31        2002(b)  $189,730    1.10%            1.11%          1.13%           78%
-----------------------------------------------------------------------------------------------------------
(a)  Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(b)  As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the Balanced Fund, Institutional Shares was
     to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by ($0.02), and increase the ratio of net investment income to average net assets from 1.11% to 1.26%.
     Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
*    Not annualized.
**   Annualized.
^    During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#    Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



MICRO CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET
                                             ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                  OPERATIONS                   DISTRIBUTIONS FROM
                                           -------------------------           -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                                     NET     TOTAL
                                 NET ASSET    NET   GAINS/(LOSSES)  NET ASSETS                      TOTAL        ASSET   RETURN
                                   VALUE, INVESTMENT     FROM       RESULTING    NET       NET    DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING  INCOME/   INVESTMENT      FROM    INVESTMENT REALIZED    AND         END OF   SALES
                                 OF PERIOD  (LOSS)   TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)   $5.00    (0.05)        (0.09)      (0.14)        --   (0.04)     (0.04)      $4.82    (2.87%)*
Year ended December 31    1999      $4.82    (0.04)         1.08        1.04         --   (0.24)     (0.24)      $5.62    21.60%
Year ended December 31    2000      $5.62     0.06         (0.13)      (0.07)     (0.05)  (0.59)     (0.64)      $4.91    (1.21%)
Year ended December 31    2001      $4.91     0.01          1.11        1.12         --      --(c)      --(c)    $6.03    22.90%
Period ended July 31      2002(b)   $6.03    (0.01)        (0.13)      (0.14)        --      --         --       $5.89    (2.32%)*
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------------
                                   NET                  RATIOS OF NET
                                   ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO  INCOME/(LOSS)    EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)  $  1,156    2.19%**     (0.83%)**        2.19%**          109%
Year ended December 31    1999     $  3,283    1.60%       (0.32%)          1.60%             96%
Year ended December 31    2000     $  6,743    1.40%        1.03%           1.40%            116%
Year ended December 31    2001     $ 14,957    1.29%        0.21%           1.35%             47%
Period ended July 31      2002(b)  $ 45,538    1.40%**     (0.51%)**        1.68%**           16%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
(b) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.
(c) Amount is less than $0.005 per share.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MULTI CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                              CHANGE IN NET
                                           ASSETS RESULTING FROM          LESS DIVIDENDS AND
                                                OPERATIONS                DISTRIBUTIONS FROM
                                         -------------------------        ------------------
                                                   NET REALIZED
                                                  AND UNREALIZED CHANGE IN                                          NET     TOTAL
                               NET ASSET    NET    GAINS/(LOSSES) NET ASSETS                             TOTAL      ASSET   RETURN
                                 VALUE,  INVESTMENT    FROM      RESULTING   NET       NET   RETURN   DIVIDENDS    VALUE, (EXCLUDES
                               BEGINNING   INCOME/  INVESTMENT     FROM   INVESTMENT REALIZED  OF        AND       END OF   SALES
                               OF PERIOD   (LOSS)  TRANSACTIONS OPERATIONS  INCOME    GAINS  CAPITAL DISTRIBUTIONS PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)  $15.92       --       --         --         --        --      --        --      $15.92    0.00%*
Year ended December 31    1999     $15.92     0.25      1.86      2.11      (0.26)    (0.25)     --     (0.51)     $17.52   13.26%
Year ended December 31    2000     $17.52     0.28      3.88      4.16      (0.24)    (2.72)  (0.08)    (3.04)     $18.64   23.78%
Year ended December 31    2001     $18.64     0.05      1.43      1.48      (0.07)    (0.91)     --     (0.98)     $19.14    7.91%
Period ended July 31      2002(b)  $19.14       --     (3.28)    (3.28)        --        --      --        --      $15.86  (17.14%)*
------------------------------------------------------------------------------------------------------------------------------------



                                                           RATIOS/SUPPLEMENTAL DATA
                                    -----------------------------------------------------------------------
                                        NET                RATIOS OF NET
                                      ASSETS,  RATIOS OF     INVESTMENT      RATIOS OF
                                      END OF  EXPENSES TO      INCOME       EXPENSES TO     PORTFOLIO
                                      PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                      (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)    $    --      1.30%**        1.65%**        1.30%**       118%
Year ended December 31    1999       $   546      1.33%          1.62%          1.33%          78%
Year ended December 31    2000       $   949      1.33%          1.41%          1.33%         121%
Year ended December 31    2001       $18,069      1.23%          0.59%          1.26%          80%
Period ended July 31      2002(b)    $49,844      1.33%**        0.01%**        1.55%**        25%
------------------------------------------------------------------------------------------------------------
(a)  Reflects operations for the period from February 1, 1998 (date of ommencement of operations) to December 31, 1998.
(b) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



DISCIPLINED LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE IN NET
                                              ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                    OPERATIONS                  DISTRIBUTIONS FROM
                                           --------------------------           -------------------
                                                       NET REALIZED
                                                       AND UNREALIZED
                                                       GAINS/(LOSSES)  CHANGE IN                                    NET     TOTAL
                                  NET ASSET           FROM INVESTMENT  NET ASSETS                       TOTAL      ASSET   RETURN
                                    VALUE,     NET      TRANSACTIONS   RESULTING    NET       NET     DIVIDENDS    VALUE, (EXCLUDES
                                  BEGINNING INVESTMENT  AND OPTION       FROM    INVESTMENT REALIZED     AND       END OF   SALES
                                  OF PERIOD   INCOME     CONTRACTS    OPERATIONS   INCOME    GAINS  DISTRIBUTIONS  PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $14.79     0.25          1.86        2.11      (0.26)    (1.45)     (1.71)     $15.19    14.63%*
Year ended July 31        2000     $15.19     0.21         (1.11)      (0.90)     (0.21)    (0.86)     (1.07)     $13.22    (5.96%)
Year ended July 31        2001     $13.22     0.15          0.17        0.32      (0.14)    (0.28)     (0.42)     $13.12     2.18%
Year ended July 31        2002     $13.12     0.09         (1.73)      (1.64)     (0.10)    (0.53)     (0.63)     $10.85   (12.96%)
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                      NET                   RATIOS OF NET
                                    ASSETS,  RATIOS OF       INVESTMENT       RATIOS OF
                                    END OF  EXPENSES TO        INCOME        EXPENSES TO     PORTFOLIO
                                    PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                    (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $148,525    1.07%**          1.63%**        1.12%**          69%
Year ended July 31        2000     $100,007    1.02%            1.54%          1.08%            37%
Year ended July 31        2001     $ 92,635    1.06%            1.03%          1.12%            19%
Year ended July 31        2002     $ 80,906    1.16%            0.83%          1.19%            22%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
STRATEGIC INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             CHANGE IN NET
                                          ASSETS RESULTING FROM                LESS DIVIDENDS AND
                                               OPERATIONS                      DISTRIBUTIONS FROM
                                         -----------------------          -----------------------------
                                                   NET REALIZED
                                                  AND UNREALIZED CHANGE IN                                          NET     TOTAL
                               NET ASSET          GAINS/(LOSSES) NET ASSETS                             TOTAL      ASSET   RETURN
                                 VALUE,      NET       FROM      RESULTING   NET       NET   RETURN   DIVIDENDS    VALUE, (EXCLUDES
                               BEGINNING INVESTMENT INVESTMENT     FROM   INVESTMENT REALIZED  OF        AND       END OF   SALES
                               OF PERIOD   INCOME  TRANSACTIONS OPERATIONS  INCOME    GAINS  CAPITAL DISTRIBUTIONS PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)  $11.31     0.33     (0.50)       (0.17)  (0.33)   (0.19)     --       (0.52)    $10.62    3.54%*
Year ended December 31    1999     $10.62     0.87     (1.43)       (0.56)  (0.83)      --      --       (0.83)    $ 9.23   (5.61%)
Year ended December 31    2000     $ 9.23     0.78      0.70         1.48   (0.75)      --      --       (0.75)    $ 9.96   16.52%
Year ended December 31    2001     $ 9.96     0.69      0.59         1.28   (0.67)      --      --(c)    (0.67)    $10.57   13.12%
Period ended July 31      2002(b)  $10.57     0.32      0.08         0.40   (0.34)      --      --       (0.34)    $10.63    3.82%*
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------------
                                       NET                RATIOS OF NET
                                     ASSETS,  RATIOS OF     INVESTMENT      RATIOS OF
                                     END OF  EXPENSES TO      INCOME       EXPENSES TO     PORTFOLIO
                                     PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                     (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)   $   426    1.37%**         7.02%**         1.37%**         59%
Year ended December 31    1999      $ 2,540    1.41%           8.37%           1.41%           51%
Year ended December 31    2000      $ 3,349    1.35%           8.03%           1.35%           48%
Year ended December 31    2001      $ 3,142    1.26%           6.62%           1.28%           34%
Period ended July 31      2002(b)   $11,491    1.35%**         5.14%**         1.63%**         27%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
(b) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.
(c) Amount is less than $0.005 per share.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET                     LESS
                                             ASSETS RESULTING FROM           DISTRIBUTIONS
                                                  OPERATIONS                      FROM
                                           -------------------------            ---------
                                                       NET REALIZED
                                                      AND UNREALIZED
                                                       GAINS/(LOSSES)
                                                           FROM
                                                        INVESTMENT   CHANGE IN                             NET      TOTAL
                                 NET ASSET             TRANSACTIONS  NET ASSETS              TOTAL        ASSET     RETURN
                                  VALUE,      NET           AND      RESULTING     NET     DIVIDENDS      VALUE,   (EXCLUDES
                                 BEGINNING INVESTMENT     OPTION        FROM     REALIZED     AND         END OF    SALES
                                 OF PERIOD    LOSS       CONTRACTS   OPERATIONS   GAINS   DISTRIBUTIONS   PERIOD    CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      2000(a)  $20.00    (0.03)        (0.76)      (0.79)        --        --         $19.21    (5.69%)*
Year ended July 31        2001     $19.21       --         (8.68)      (8.68)     (0.16)    (0.16)        $10.37   (46.65%)
Year ended July 31        2002     $10.37    (0.12)        (4.70)      (4.82)        --        --         $ 5.55   (46.48%)
------------------------------------------------------------------------------------------------------------------------------------



                                                           RATIOS/SUPPLEMENTAL DATA
                                    -----------------------------------------------------------------------
                                        NET                  RATIOS OF NET
                                      ASSETS,   RATIOS OF      INVESTMENT      RATIOS OF
                                      END OF   EXPENSES TO        LOSS         EXPENSES TO     PORTFOLIO
                                      PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                      (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      2000(a)    $55,188     1.46%**          (0.79%)**       1.46%**          11%
Year ended July 31        2001       $45,842     1.50%            (1.24%)         1.50%            50%
Year ended July 31        2002       $21,183     1.51%            (1.35%)         1.51%            97%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from June 5, 2000 (date of commencement of operations) to July 31, 2000.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
WORLDWIDE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                              CHANGE IN NET
                                           ASSETS RESULTING FROM              LESS DIVIDENDS AND
                                                OPERATIONS                    DISTRIBUTIONS FROM
                                         -------------------------        ---------------------------
                                                   NET REALIZED
                                                  AND UNREALIZED CHANGE IN                                          NET    TOTAL
                               NET ASSET    NET   GAINS/(LOSSES) NET ASSETS                             TOTAL      ASSET   RETURN
                                 VALUE, INVESTMENT     FROM      RESULTING   NET       NET   RETURN   DIVIDENDS    VALUE, (EXCLUDES
                               BEGINNING  INCOME/   INVESTMENT     FROM   INVESTMENT REALIZED  OF        AND       END OF   SALES
                               OF PERIOD  (LOSS)   TRANSACTIONS OPERATIONS  INCOME    GAINS  CAPITAL DISTRIBUTIONS PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)  $10.38    (0.11)     3.76        3.65      --      (0.73)    --       (0.73)   $ 13.30   35.24%*
Year ended December 31    1999     $13.30     0.03      6.78        6.81      --      (0.81)    --       (0.81)   $ 19.30   51.29%
Year ended December 31    2000     $19.30    (0.12)    (2.00)      (2.12)     --      (2.95)    --       (2.95)   $ 14.23  (12.16%)
Year ended December 31    2001     $14.23    (0.01)    (1.64)      (1.65)     --      (0.11)    --(c)    (0.11)   $ 12.47  (11.53%)
Period ended July 31      2002(b)  $12.47    (0.07)    (1.90)      (1.97)     --         --     --          --    $ 10.50  (15.80%)*
------------------------------------------------------------------------------------------------------------------------------------



                                                       RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                       NET                RATIOS OF NET
                                     ASSETS,  RATIOS OF     INVESTMENT      RATIOS OF
                                     END OF  EXPENSES TO   INCOME/(LOSS)    EXPENSES TO     PORTFOLIO
                                     PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                     (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31  1998(a)    $     9     2.13%**     (0.60%)**         2.13%**        2792%
Year ended December 31    1999       $ 1,230     1.42%        0.01%            1.42%          1172%
Year ended December 31    2000       $ 1,232     1.44%       (0.63%)           1.44%          1204%
Year ended December 31    2001       $ 2,709     1.42%       (0.26%)           1.45%           974%
Period ended July 31      2002(b)    $ 3,119     1.44%**     (1.14%)**         1.70%**         592%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
(b) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.
(c) Amount is less than $0.005 per share.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE IN NET
                                              ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                    OPERATIONS                  DISTRIBUTIONS FROM
                                           --------------------------           -------------------
                                                       NET REALIZED
                                                       AND UNREALIZED
                                                       GAINS/(LOSSES)
                                                          FROM
                                                       INVESTMENTS,   CHANGE IN                                    NET     TOTAL
                                  NET ASSET               FUTURES     NET ASSETS                       TOTAL      ASSET   RETURN
                                    VALUE,     NET      TRANSACTIONS  RESULTING    NET       NET     DIVIDENDS    VALUE, (EXCLUDES
                                  BEGINNING INVESTMENT  AND FOREIGN     FROM    INVESTMENT REALIZED     AND       END OF   SALES
                                  OF PERIOD   INCOME     CURRENCY    OPERATIONS   INCOME    GAINS  DISTRIBUTIONS  PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $10.50     0.09          2.52        2.61      (0.24)    (0.07)     (0.31)     $12.80    25.02%*
Year ended July 31        2000     $12.80     0.07          1.01        1.08         --     (1.18)     (1.18)     $12.70     8.29%
Year ended July 31        2001     $12.70     0.13         (2.17)      (2.04)        --     (1.62)     (1.62)    $ 9.04    (17.61%)
Year ended July 31        2002     $ 9.04     0.02         (1.30)      (1.28)     (0.11)       --      (0.11)     $ 7.65   (14.30%)
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                   RATIOS OF NET
                                   ASSETS,  RATIOS OF       INVESTMENT       RATIOS OF
                                   END OF  EXPENSES TO        INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $172,388    1.50%**          0.67%**        1.50%**         42%
Year ended July 31        2000     $208,383    1.45%            0.55%          1.45%           86%
Year ended July 31        2001     $154,950    1.48%            0.98%          1.48%           42%
Year ended July 31        2002     $148,593    1.38%            0.17%          1.38%           23%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from October 9, 1998 (date of commencement of operations) to July 31, 1999.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL GDP FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE IN NET
                                              ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                    OPERATIONS                  DISTRIBUTIONS FROM
                                           --------------------------           -------------------
                                                       NET REALIZED
                                                       AND UNREALIZED
                                                       GAINS/(LOSSES)
                                                          FROM
                                                       INVESTMENTS,   CHANGE IN                                    NET     TOTAL
                                  NET ASSET               FUTURES     NET ASSETS                       TOTAL      ASSET   RETURN
                                    VALUE,     NET      TRANSACTIONS  RESULTING    NET       NET     DIVIDENDS    VALUE, (EXCLUDES
                                  BEGINNING INVESTMENT  AND FOREIGN     FROM    INVESTMENT REALIZED     AND       END OF   SALES
                                  OF PERIOD   INCOME     CURRENCY    OPERATIONS   INCOME    GAINS  DISTRIBUTIONS  PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $14.75     0.11          0.26        0.37      (0.15)    (0.08)     (0.23)     $14.89     2.54%
Year ended December 31    1998     $14.89     0.14          2.48        2.62      (0.19)    (1.41)     (1.60)     $15.91    17.92%
Year ended December 31    1999     $15.91     0.11          4.20        4.31      (0.12)    (0.65)     (0.77)     $19.45    28.30%
Year ended December 31    2000     $19.45     0.09         (3.42)      (3.33)     (0.06)    (0.39)     (0.45)     $15.67   (17.41%)
Period ended July 31      2001(a)  $15.67     0.10         (2.82)      (2.72)     (0.04)       --      (0.04)     $12.91   (17.38%)*
Year ended July 31        2002     $12.91     0.07         (2.41)      (2.34)     (0.07)    (0.48)     (0.55)     $10.02   (18.66%)
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                   RATIOS OF NET
                                   ASSETS,  RATIOS OF       INVESTMENT       RATIOS OF
                                   END OF  EXPENSES TO        INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE        TO AVERAGE      AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS      NET ASSETS        ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $492,598    1.05%            0.80%          1.06%             3%
Year ended December 31    1998     $528,500    1.05%            0.87%          1.06%            22%
Year ended December 31    1999     $579,650    1.02%            0.72%          1.03%             8%
Year ended December 31    2000     $587,107    1.00%            0.47%          1.01%             7%
Period ended July 31      2001(a)  $472,951    1.02%**          1.28%**        1.02%**          22%
Year ended July 31        2002     $271,361    1.02%            0.62%          1.06%             6%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET
                                             ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                  OPERATIONS                   DISTRIBUTIONS FROM
                                           -------------------------           -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                                     NET     TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS                      TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET       NET    DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT REALIZED    AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $10.16     0.68          0.34        1.02      (0.68)    (0.20)     (0.88)     $10.30    10.55%
Year ended December 31    1998     $10.30     0.65          0.27        0.92      (0.65)    (0.24)     (0.89)     $10.33     9.29%
Year ended December 31    1999     $10.33     0.60         (1.05)      (0.45)     (0.60)    (0.01)     (0.61)     $ 9.27    (4.41%)
Year ended December 31    2000     $ 9.27     0.61          0.45        1.06      (0.61)       --      (0.61)     $ 9.72    11.91%
Period ended July 31      2001(a)  $ 9.72     0.28          0.31        0.59      (0.34)       --      (0.34)     $ 9.97     6.19%*
Year ended July 31        2002     $ 9.97     0.50         (0.01)       0.49      (0.53)       --      (0.53)     $ 9.93     5.06%
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------------
                                   NET                  RATIOS OF NET
                                   ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO     INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $229,778    0.82%            6.65%          0.83%          84%
Year ended December 31    1998     $231,017    0.83%            6.25%          0.84%         108%
Year ended December 31    1999     $295,017    0.83%            6.25%          0.84%          90%
Year ended December 31    2000     $295,093    0.82%            6.51%          0.82%         135%
Period ended July 31      2001(a)  $281,795    0.83%**          4.87%**        0.84%**       131%
Year ended July 31        2002     $403,677    0.81%            4.74%          0.90%         229%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2001 for the Bond Fund, Institutional Shares was to
    decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets from 5.21% to 4.87%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET                   LESS
                                             ASSETS RESULTING FROM            DIVIDENDS
                                                  OPERATIONS                    FROM
                                           -------------------------          ---------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                            NET      TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS              TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET      DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT     AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME   DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $ 9.76     0.59          0.14        0.73    (0.59)      (0.59)      $ 9.90     7.80%
Year ended December 31    1998     $ 9.90     0.58          0.16        0.74    (0.58)      (0.58)      $10.06     7.65%
Year ended December 31    1999     $10.06     0.56         (0.68)      (0.12)   (0.57)      (0.57)      $ 9.37   (1.22)%
Year ended December 31    2000     $ 9.37     0.60          0.29        0.89    (0.60)      (0.60)      $ 9.66     9.74%
Period ended July 31      2001(a)  $ 9.66     0.25          0.32        0.57    (0.33)      (0.33)      $ 9.90     6.16%*
Year ended July 31        2002     $ 9.90     0.47          0.11        0.58    (0.50)      (0.50)      $ 9.98     6.15%
------------------------------------------------------------------------------------------------------------------------------------



                                                            RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                  RATIOS OF NET
                                     ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                     END OF  EXPENSES TO     INCOME        EXPENSES TO     PORTFOLIO
                                     PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                     (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $762,740     0.75%         6.03%            0.76%         114%
Year ended December 31    1998     $885,580     0.76%         5.77%            0.77%         106%
Year ended December 31    1999     $843,520     0.77%         5.83%            0.78%          84%
Year ended December 31    2000     $714,445     0.76%         6.29%            0.77%         168%
Period ended July 31      2001(a)  $663,571     0.78%**       4.52%**          0.78%**       141%
Year ended July 31        2002     $799,642     0.77%         4.53%            0.82%         229%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Intermediate Bond Fund, Institutional
    Shares was to decrease net investment income per share by ($0.03), increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from
    4.97% to 4.52%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET                   LESS
                                             ASSETS RESULTING FROM            DIVIDENDS
                                                  OPERATIONS                    FROM
                                           -------------------------          ---------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                            NET      TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS              TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET      DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT     AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME   DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997      $9.75     0.61            --        0.61    (0.61)      (0.61)      $9.75     6.42%
Year ended December 31    1998      $9.75     0.56          0.02        0.58    (0.56)      (0.56)      $9.77     6.14%
Year ended December 31    1999      $9.77     0.53         (0.29)       0.24    (0.53)      (0.53)      $9.48     2.50%
Year ended December 31    2000      $9.48     0.57          0.18        0.75    (0.57)      (0.57)      $9.66     8.12%
Period ended July 31      2001(a)   $9.66     0.26          0.23        0.49    (0.32)      (0.32)      $9.83     5.29%*
Year ended July 31        2002      $9.83     0.41          0.07        0.48    (0.49)      (0.49)      $9.82     4.96%
------------------------------------------------------------------------------------------------------------------------------------



                                                            RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                  RATIOS OF NET
                                     ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                     END OF  EXPENSES TO     INCOME        EXPENSES TO     PORTFOLIO
                                     PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                     (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $139,739     0.72%         6.04%            0.73%         89%
Year ended December 31    1998     $139,229     0.76%         5.74%            0.77%         72%
Year ended December 31    1999     $172,204     0.75%         5.56%            0.76%         60%
Year ended December 31    2000     $169,790     0.73%         6.03%            0.74%         73%
Period ended July 31      2001(a)  $233,444     0.74%**       4.48%**          0.75%**       56%
Year ended July 31        2002     $304,882     0.74%         4.02%            0.76%        111%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Short Term Bond Fund, Institutional
    Shares was to decrease net investment income per share by ($0.02), increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets from
    4.93% to 4.48%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
U.S. GOVERNMENT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET                   LESS
                                             ASSETS RESULTING FROM            DIVIDENDS
                                                  OPERATIONS                    FROM
                                           -------------------------          ---------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                            NET      TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS              TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET      DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT     AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME   DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $ 9.89     0.46         (0.22)       0.24    (0.49)      (0.49)      $ 9.64     2.43%*
Year ended July 31        2000     $ 9.64     0.51         (0.10)       0.41    (0.51)      (0.51)      $ 9.54     4.34%
Year ended July 31        2001     $ 9.54     0.51          0.52        1.03    (0.51)      (0.51)      $10.06    11.10%
Year ended July 31        2002(b)  $10.06     0.41          0.33        0.74    (0.38)      (0.38)      $10.42     7.55%
------------------------------------------------------------------------------------------------------------------------------------



                                                            RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                     NET                  RATIOS OF NET
                                     ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                     END OF  EXPENSES TO     INCOME        EXPENSES TO     PORTFOLIO
                                     PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                     (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)    $42,239     0.75%**     4.80%**          1.03%**        93%
Year ended July 31        2000       $45,139     0.72%       5.24%            0.94%          46%
Year ended July 31        2001       $48,770     0.74%       5.20%            0.98%          77%
Year ended July 31        2002(b)    $50,809     0.87%       4.02%            1.02%         180%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the U.S. Government Bond Fund, Institutional
    Shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by ($0.02), and increase the ratio of net investment income to average net assets from
    4.02% to 4.25%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                CHANGE IN NET
                                             ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                  OPERATIONS                   DISTRIBUTIONS FROM
                                           -------------------------           -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                                     NET     TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS                      TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET       NET    DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT REALIZED    AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $10.27     0.45       0.41         0.86       (0.45)   (0.03)    (0.48)       $10.65    8.59%
Year ended December 31    1998     $10.65     0.44       0.15         0.59       (0.44)   (0.05)    (0.49)       $10.75    5.71%
Year ended December 31    1999     $10.75     0.45      (0.79)       (0.34)      (0.45)   (0.01)    (0.46)       $ 9.95   (3.26%)
Year ended December 31    2000     $ 9.95     0.47       0.73         1.20       (0.47)      --     (0.47)       $10.68   12.40%
Period ended July 31      2001(a)  $10.68     0.26       0.12         0.38      (0.26)    (0.05)    (0.31)       $10.75    3.66%*
Year ended July 31        2002     $10.75     0.43       0.24         0.67       (0.43)   (0.25)    (0.68)       $10.74    6.57%
------------------------------------------------------------------------------------------------------------------------------------



                                                          RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------------
                                   NET                  RATIOS OF NET
                                   ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO     INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $116,652    0.79%        4.32%           0.80%             16%
Year ended December 31    1998     $128,232    0.81%        4.16%           0.82%             53%
Year ended December 31    1999     $122,052    0.82%        4.32%           0.83%            109%
Year ended December 31    2000     $135,184    0.78%        4.61%           0.79%            119%
Period ended July 31      2001(a)  $125,382    0.79%**      4.21%**         0.81%**           89%
Year ended July 31        2002     $104,209    0.79%        4.06%           0.89%             97%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Municipal Bond Fund, Institutional
    Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from
    4.20% to 4.21%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               CHANGE IN NET
                                            ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                 OPERATIONS                   DISTRIBUTIONS FROM
                                          -------------------------           -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                                     NET     TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS                      TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET       NET    DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT REALIZED    AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $10.42     0.45      0.26          0.71      (0.45)      --      (0.45)       $10.68    7.07%
Year ended December 31    1998     $10.68     0.45      0.11          0.56      (0.45)   (0.03)     (0.48)       $10.76    5.37%
Year ended December 31    1999     $10.76     0.44     (0.55)        (0.11)     (0.44)   (0.01)     (0.45)       $10.20   (1.01%)
Year ended December 31    2000     $10.20     0.46      0.43          0.89      (0.46)      --      (0.46)       $10.63    8.99%
Period ended July 31      2001(a)  $10.63     0.27      0.16          0.43      (0.26)   (0.02)     (0.28)       $10.78    4.06%*
Year ended July 31        2002     $10.78     0.38      0.25          0.63      (0.38)   (0.24)     (0.62)       $10.79    6.00%
------------------------------------------------------------------------------------------------------------------------------------



                                                         RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                   NET                  RATIOS OF NET
                                   ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO     INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $275,641    0.72%        4.31%           0.73%            23%
Year ended December 31    1998     $296,484    0.73%        4.22%           0.74%            40%
Year ended December 31    1999     $302,948    0.73%        4.22%           0.74%            63%
Year ended December 31    2000     $256,926    0.72%        4.43%           0.73%            59%
Period ended July 31      2001(a)  $237,929    0.74%**      4.29%**         0.74%**          36%
Year ended July 31        2002     $346,386    0.73%        3.56%           0.83%            86%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Intermediate Municipal Bond Fund,
    Institutional Shares was to increase net investment income per share by
    $0.00, decrease net realized and unrealized gains and losses per share by
    ($0.00), and increase the ratio of net investment income to average net assets from 4.25% to 4.29%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



OHIO MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               CHANGE IN NET
                                            ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                 OPERATIONS                   DISTRIBUTIONS FROM
                                          -------------------------           -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                                     NET     TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS                      TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET       NET    DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT REALIZED    AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $10.33     0.40      (0.24)        0.16      (0.41)   (0.06)     (0.47)      $10.02    1.48%*
Year ended July 31        2000     $10.02     0.41      (0.12)        0.29      (0.41)   (0.02)     (0.43)      $ 9.88    3.01%
Year ended July 31        2001     $ 9.88     0.41       0.39         0.80      (0.41)      --      (0.41)      $10.27    8.28%
Year ended July 31        2002(b)  $10.27     0.39       0.20         0.59      (0.38)      --      (0.38)      $10.48    5.86%
------------------------------------------------------------------------------------------------------------------------------------



                                                         RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                   NET                  RATIOS OF NET
                                   ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO     INCOME        EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended July 31      1999(a)  $182,679    0.82%**      3.81%**         0.87%**          47%
Year ended July 31        2000     $166,623    0.76%        4.15%           0.80%            26%
Year ended July 31        2001     $166,802    0.76%        4.09%           0.82%            26%
Year ended July 31        2002(b)  $169,455    0.86%        3.80%           0.91%            28%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the Ohio Municipal Bond Fund, Institutional
    Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from
    3.80% to 3.83%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MICHIGAN MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               CHANGE IN NET
                                            ASSETS RESULTING FROM             LESS DIVIDENDS AND
                                                 OPERATIONS                   DISTRIBUTIONS FROM
                                          -------------------------           -------------------
                                                     NET REALIZED
                                                    AND UNREALIZED  CHANGE IN                                     NET     TOTAL
                                 NET ASSET          GAINS/(LOSSES)  NET ASSETS                      TOTAL        ASSET   RETURN
                                   VALUE,     NET        FROM       RESULTING    NET       NET    DIVIDENDS      VALUE, (EXCLUDES
                                 BEGINNING INVESTMENT INVESTMENT      FROM    INVESTMENT REALIZED    AND         END OF   SALES
                                 OF PERIOD  INCOME   TRANSACTIONS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS   PERIOD  CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $10.08     0.41       0.13         0.54      (0.41)      --       (0.41)     $10.21    5.52%
Year ended December 31    1998     $10.21     0.40       0.08         0.48      (0.41)   (0.01)      (0.42)     $10.27    4.75%
Year ended December 31    1999     $10.27     0.41      (0.34)        0.07      (0.41)      --       (0.41)     $ 9.93    0.67%
Year ended December 31    2000     $ 9.93     0.43       0.18         0.61      (0.43)   (0.01)      (0.44)     $10.10    6.31%
Period ended July 31      2001(a)  $10.10     0.24       0.16         0.40      (0.24)   (0.01)      (0.25)     $10.25    4.01%*
Year ended July 31        2002     $10.25     0.38       0.19         0.57      (0.38)   (0.05)      (0.43)     $10.39    5.65%
------------------------------------------------------------------------------------------------------------------------------------



                                                         RATIOS/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------------------
                                   NET                  RATIOS OF NET
                                   ASSETS,  RATIOS OF    INVESTMENT      RATIOS OF
                                   END OF  EXPENSES TO  INCOME/(LOSS)    EXPENSES TO     PORTFOLIO
                                   PERIOD    AVERAGE      TO AVERAGE     AVERAGE NET     TURNOVER
                                   (000'S)  NET ASSETS    NET ASSETS       ASSETS ^        RATE #
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended December 31    1997     $111,735    0.69%        4.04%            0.70%           13%
Year ended December 31    1998     $117,957    0.69%        3.97%            0.70%           51%
Year ended December 31    1999     $102,608    0.71%        3.98%            0.72%           14%
Year ended December 31    2000     $ 87,926    0.68%        4.17%            0.69%           36%
Period ended July 31      2001(a)  $ 80,556    0.69%**      4.00%**          0.71%**         19%
Year ended July 31        2002     $ 96,269    0.69%        3.64%            0.78%           25%
-----------------------------------------------------------------------------------------------------------
(a) Reflects operations for the period from January 1, 2001 to July 31, 2001.
    The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Michigan Municipal Bond Fund,
    Institutional Shares was to increase net investment income per share by
    $0.00, decrease net realized and unrealized gains and losses per share by
    ($0.00), and increase the ratio of net investment income to average net assets from 3.99% to 4.00%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
*   Not annualized.
**  Annualized.
^   During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
#   Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


ADDRESSES
----------------------------------------------------------------------------------------------------------------
Fifth Third Funds                                                   Fifth Third Funds
Stock and Bond Mutual Funds                                         3435 Stelzer Road
Asset Allocation Funds                                              Columbus, Ohio 43219
Institutional Funds
----------------------------------------------------------------------------------------------------------------

Investment Advisor                                                  Fifth Third Asset
Management Inc.                                                     38 Fountain Square Plaza
                                                                    Cincinnati, Ohio 45263
----------------------------------------------------------------------------------------------------------------

Investment Advisor                                                  Heartland Capital Management, Inc.
(Large Cap Opportunity Fund only)                                   251 North Illinois Street
                                                                    Suite 300
                                                                    Indianapolis, Indiana 46204
----------------------------------------------------------------------------------------------------------------

Sub-Advisor                                                         Morgan Stanley Investment Management Inc.
(International Equity Fund only)                                    1221 Avenue of the Americas
                                                                    New York, New York 10020
----------------------------------------------------------------------------------------------------------------

Distributor                                                         Fifth Third Funds Distributor, Inc.
                                                                    3435 Stelzer Road
                                                                    Columbus, Ohio 43219
----------------------------------------------------------------------------------------------------------------

Administrator, Transfer Agent and Dividend Disbursing Agent,        Fifth Third Bank
     Fund Accountant and Custodian                                  38 Fountain Square Plaza
                                                                    Cincinnati, Ohio 45263
----------------------------------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant                           BISYS Fund Services Limited Partnership
                                                                    3435 Stelzer Road
                                                                    Columbus, Ohio 43219
----------------------------------------------------------------------------------------------------------------

Sub-Transfer Agent                                                  BISYS Fund Services Ohio, Inc.
                                                                    3435 Stelzer Road
                                                                    Columbus, Ohio 43219
----------------------------------------------------------------------------------------------------------------

Independent Auditors                                                PricewaterhouseCoopers LLP
                                                                    100 East Broad Street
                                                                    21st Floor
                                                                    Columbus, Ohio 43215
----------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUNDS. IN ADDITION, YOU MAY CONTACT THE FUNDS AT:

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-282-5706
                          INTERNET: http://www.53.com*


--------------------------------------------------------------------------------

               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o    At no charge from the Commission's Website at http://www.sec.gov.


[logo]:
5/3 Fifth Third Funds


Investment Company Act file no. 811-5669.

[logo]:
5/3 Fifth Third Funds


STOCK AND BOND MUTUAL FUNDS
MONEY MARKET MUTUAL FUNDS
ADVISOR SHARES



PROSPECTUS
NOVEMBER 30, 2002




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS
STOCK AND BOND MUTUAL FUNDS
MONEY MARKET MUTUAL FUNDS
ADVISOR SHARES


TABLE OF CONTENTS
--------------------------------------------------------------------------------


This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:


OBJECTIVES, STRATEGIES AND RISKS

EQUITY FUNDS - GROWTH STYLE
Small Cap Growth Fund .......................................  2
Mid Cap Growth Fund .........................................  4
Quality Growth Fund .........................................  6

EQUITY FUNDS - CORE STYLE
Equity Index Fund ...........................................  8
Balanced Fund ............................................... 10

EQUITY FUNDS - VALUE STYLE
Micro Cap Value Fund ........................................ 12
Multi Cap Value Fund ........................................ 14

STRATEGIC INCOME STYLE
Strategic Income Fund ....................................... 16

SPECIALTY FUNDS
Technology Fund ............................................. 18
Worldwide Fund .............................................. 20

FIXED INCOME FUND -- TAXABLE
Bond Fund ..................................................  22

FIXED INCOME FUND -- MUNICIPAL
Municipal Bond Fund ........................................  24

MONEY MARKET FUND
Prime Money Market Fund ....................................  26
SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables .................................................  27
Expense Examples ...........................................  29

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS ......................................  29

FUND MANAGEMENT
Investment Advisor .........................................  36

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares .........................  40
Purchasing and Adding to Your Shares .......................  40
Selling Your Shares ........................................  41
Redemptions Within 15 Days of Initial Investment ...........  41
Closing of Small Accounts ..................................  41
Exchanging Your Shares .....................................  42
Distribution Arrangements/Sales Charges for Stock,
   Bond, and Money Market Funds ............................  42
Dividends and Capital Gains ................................  42
Taxation ...................................................  43

FINANCIAL HIGHLIGHTS .......................................  44

BACK COVER
Where to learn more about Fifth Third Funds


OVERVIEW
--------------------------------------------------------------------------------
This section provides important information about each of the stock, bond, and money market funds (the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All funds are managed by Fifth Third Asset Management Inc.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

GRAPHIC: GROWTH STYLE

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of a diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets. Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York Stock Exchange companies.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 2000(R) Growth Index is an unmanaged index generally representative of the performance of the small capitalization stock market whose companies have higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1993              16.44%
94                -0.57%
95                23.09%
96                18.86%
97                27.31%
98                -6.57%
99                27.34%
00                -0.89%
01                -4.62%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2001              20.45%
  Worst quarter:                Q3 1998             -21.32%
  Year to Date Return (1/1/02 to 9/30/02)           -27.19%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional Shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses of Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.


FIFTH THIRD SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                   11/2/92
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                               -4.62%             7.44%           11.17%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                            -5.29%             6.13%            9.67%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)                    -2.20%             5.79%            8.88%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
RUSSELL 2000(R)GROWTH INDEX*                                                         -9.23%             2.87%            8.36%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
RUSSELL 2000(R)INDEX*                                                                 2.49%             7.52%           11.87%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional Shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses of Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations. The benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD MID CAP GROWTH FUND
(FORMERLY THE FIFTH THIRD MID CAP FUND)
--------------------------------------------------------------------------------

GRAPHIC: GROWTH STYLE

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are companies with market capitalizations no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Russell Midcap Index(R) (generally, between $500 million and $10 billion).

The Fund intends to invest in mid sized companies that have the potential for sustainable long-term revenue and earnings growth at a rate faster than the average company and the overall economy. In searching for these companies, the Advisor considers solid balance sheets, high levels of profitability, strong profit margins and high returns on equity. The Advisor looks for companies which operate in niche markets or in fast growing industries. The Advisor also considers companies which have the potential to pay dividends. The Fund generally selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies, many of which pay dividends, small cap companies, as well as convertible securities which pay interest. At the time of investment, those convertible securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have. Generally, growth oriented stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged index generally representative of the midcap sector of the U.S. stock market.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1992               4.77%
93                 1.14%
94                 1.29%
95                25.71%
96                17.30%
97                32.19%
98                 3.09%
99                16.43%
00                 6.31%
01                -6.71%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              23.04%
  Worst quarter:                Q3 2001             -22.78%
  Year to Date Return (1/1/02 to 9/30/02)           -34.89%


--------------------
1 Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

   The quoted performance of the Mid Cap Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Mid Cap Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.



FIFTH THIRD MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE       PAST YEAR      PAST 5 YEARS      PAST 9 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                 1/1/85
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                              -6.71%            9.49%            10.10%            9.55%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                           -7.32%            7.39%             8.69%             N/A
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                         -3.53%            7.50%             8.33%             N/A
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R)GROWTH INDEX*                                     -20.15%            9.02%            11.37%           11.10%
------------------------------------------------------------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX(R)*                                            -0.61%           16.12%            15.37%           15.02%
------------------------------------------------------------------------------------------------------------------------------------

1 Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

   The quoted performance of the Mid Cap Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Mid Cap Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index(R) is an unmanaged index generally representative of the midcap sector of the U.S. stock market. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------

GRAPHIC: GROWTH STYLE


FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of high quality growth companies.

High quality growth companies are companies, in the opinion of the Advisor, that offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $100 million.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of total assets in those securities. At the time of investment, those securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

Generally, growth oriented stocks may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1992               7.68%
93                -1.21%
94                -0.15%
95                31.23%
96                23.45%
97                32.29%
98                29.72%
99                23.24%
00                -4.27%
01               -14.23%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              28.07%
  Worst quarter:                Q3 2001             -17.84%
  Year to Date Return (1/1/02 to 9/30/02)           -36.51%


--------------------
1 Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

   The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.


FIFTH THIRD QUALITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE       PAST YEAR      PAST 5 YEARS      PAST 9 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                 1/1/83
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                              -14.23%          11.68%            12.00%           11.57%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                           -14.75%           9.88%            10.74%             N/A
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                          -8.12%           9.55%            10.07%             N/A
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                   -11.88%          10.70%            13.53%           12.93%
------------------------------------------------------------------------------------------------------------------------------------

1 Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

   The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

GRAPHIC: CORE STYLE


FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of
0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. Securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.

There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1993               8.60%
94                 0.36%
95                35.41%
96                21.64%
97                31.88%
98                27.64%
99                19.93%
00                -9.71%
01               -12.67%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              21.11%
  Worst quarter:                Q3 2001             -14.84%
  Year to Date Return (1/1/02 to 9/30/02)           -28.56%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Index Equity Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.

* "S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. which does not sponsor and is in no way affiliated with the Fund.



FIFTH THIRD EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                   11/2/92
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                               -12.67%            9.75%           12.67%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                            -12.98%            9.08%           11.27%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                           -7.72%            7.81%           10.07%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
S&P 500 INDEX(R)*                                                                     -11.88%          10.70%           13.84%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Index Equity Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------

GRAPHIC: CORE STYLE


FUNDAMENTAL OBJECTIVE Capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to 75% of total assets in common stocks, convertible preferred stocks and convertible corporate bonds, 25% to 40% of total assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities, and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time based on the current, relative attractiveness of stocks versus bonds. However, the Fund takes a moderate to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

The equity position of the Fund tends to be invested in high quality large or mid-sized companies. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, and excellent prospects for above average revenue and earnings growth over the next three to five years. The Advisor also considers balance sheet strength and cash flow as well as its current ratio of debt to capital, and the quality of it's management to be key components in evaluating potential investments. While greater emphasis will be placed on larger companies, that is, companies with market capitalizations over $10 billion, the Fund may favor mid-sized companies, that is companies no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Standard & Poor's MidCap 400 Index(R)1 (generally, between $500 million and $10 billion), when the Advisor believes that market conditions favor securities of mid-sized companies.

The fixed income portion of the Fund tends to be invested in high quality bonds with maturities ranging from overnight to thirty years in length. The Fund will attempt to maintain the average maturity of the bond portion of the Fund from between 5 and 9 years. At the time of investment, the corporate bonds and convertible securities in which the Fund invests are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks associated with following an asset allocation strategy, such as the risk that the Fund will not correctly anticipate the relative performance of the different asset classes in which it may invest.

To the extent the Fund invests in stocks and convertible securities, it assumes the risks of equity investing, including sudden and unpredictable drops in value and periods of lackluster performance.

Significant investments in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

Stocks of mid-sized companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Through its investment in bonds, the Fund assumes the risks of bond investing, including the tendency of prices to fall as interest rates rise. That risk is greater for bonds with longer maturities. Less significant is the risk that a bond issuer will default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.


1 "S&P MidCap 400 Index" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Lehman Brothers Aggregate Bond Index(R) (the "LBAB Index") is an unmanaged index generally representative of the performance of the bond market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1992               9.56%
93                 1.51%
94                -1.32%
95                26.30%
96                13.93%
97                23.75%
98                17.59%
99                14.96%
00                 1.88%
01                -8.96%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              17.70%
  Worst quarter:                Q3 2001             -14.48%
  Year to Date Return (1/1/02 to 9/30/02)           -20.43%



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                              INCEPTION DATE       PAST YEAR      PAST 5 YEARS      PAST 9 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                 1/1/83
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                              -8.96%            9.18%             9.08%            9.38%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                           -9.88%            6.60%             7.42%             N/A
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                         -5.35%            6.77%             7.17%             N/A
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                  -11.88%           10.70%            13.53%           12.93%
------------------------------------------------------------------------------------------------------------------------------------
LBAB INDEX(R)**                                                      8.42%            7.43%             7.21%            7.23%
------------------------------------------------------------------------------------------------------------------------------------

1 Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

   The quoted performance of the Balanced Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Balanced Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

** The LBAB Index is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

GRAPHIC: VALUE STYLE


FUNDAMENTAL OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies whose equity securities have a total market value under $300,000,000 at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions (e.g., purchases of a company's shares by its officers and/or major shareholders) and the growth of earnings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 2000(R) Value Index is an unmanaged index generally representative of the performance of the small capitalization stock market as a whole. The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1999              21.08%
00                -1.21%
01                22.22%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1999              21.21%
  Worst quarter:                Q3 2001             -15.00%
  Year to Date Return (1/1/02 to 9/30/02)           -12.42%


--------------------
1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.


------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                                    2/1/98
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                                                 22.22%            9.35%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                                              22.19%            7.90%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                                            13.53%            7.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 2/1/98)
RUSSELL 2000(R)VALUE INDEX*                                                                             2.49%            4.62%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 2/1/98)
LIPPER SMALL CAP VALUE INDEX**                                                                         17.20%            7.29%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

FIFTH THIRD MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

GRAPHIC: VALUE STYLE


FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income).

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of multi cap companies. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While the Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1992              13.64%
93                24.48%
94                 0.64%
95                22.48%
96                19.08%
97                28.20%
98                -8.74%
99                12.95%
00                23.33%
01                 7.47%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1999              18.60%
  Worst quarter:                Q3 1998             -21.07%
  Year to Date Return (1/1/02 to 9/30/02)           -23.21%


--------------------
1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multi Cap Value Fund.


FIFTH THIRD MULTI CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                   9/30/89
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                                7.47%            11.86%           13.78%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                             6.28%             9.63%           11.02%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                           5.27%             9.03%           10.35%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R)VALUE INDEX*                                                          -4.33%            11.02%           14.15%
------------------------------------------------------------------------------------------------------------------------------------
LIPPER MULTICAP VALUE INDEX**                                                         1.30%             9.73%           12.31%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R)INDEX**                                                               -11.46%           10.14%           12.64%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multi Cap Value Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The benchmark index for the Multi Cap Value Fund has changed from the Russell 3000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

GRAPHIC: STRATEGIC INCOME STYLE


FUNDAMENTAL OBJECTIVE High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

The Fund will respond to and attempt to anticipate economic and market trends. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. The Fund may invest in debt securities of any maturity.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income funds as long as the Fund's total portfolio maintains no more than 20% in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, i.e. it will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% in securities rated BB or lower. Such closed-end funds may invest in debt securities of United States or foreign issuers.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities. Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Intermediate Credit Index is an unmanaged index generally representative of the performance of the bond market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1992               7.85%
93                 8.84%
94                -4.46%
95                16.33%
96                 9.31%
97                11.40%
98                 3.53%
99                -5.80%
00                16.04%
01                12.64%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

Best Quarter                Q1 1995         6.33%
Worst Quarter               Q4 1999        -4.60%
Year to Date Return (1/1/02 to 9/30/02)     5.92%



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                   3/10/85
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                               12.64%             7.27%            7.31%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                             9.93%             4.23%            4.28%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                           7.64%             4.30%            4.34%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE CREDIT INDEX*                                                     9.77%             7.15%            7.42%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 22, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Income Fund. On October 22, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Strategic Income Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Intermediate Credit Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

FIFTH THIRD TECHNOLOGY FUND
--------------------------------------------------------------------------------

GRAPHIC: SPECIALTY FUND


FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies.

Technology companies are those that are substantially engaged in developing products, processes or services that provide technological advances. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media and information services companies, and biotechnology. They also may include companies in more traditional industries, such as securities brokers and retailers that have extensively used technological advances to develop new or to improve products or processes.

The Fund generally takes a growth approach to selecting stocks, looking for established companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as, corporate bonds and government securities.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The Fund, by concentrating in technology stocks, assumes the risks of holding technology stocks. For example, technology stocks tend to:

   o  fluctuate in price more widely and rapidly than the market as a whole

   o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor

   o  decline in price due to sector specific developments

   o be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.


To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, mid cap and small cap stocks tend to be less liquid and more volatile than large cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks. The Fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

To the extent the Fund invests in companies whose shares are being, or recently have been, offered to the public for the first time, the Fund takes on additional risks, including risks associated with inexperienced management, the risk that a liquid secondary trading market may not develop and risks of greater market volatility often associated with the securities sold in initial public offerings.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

FIFTH THIRD TECHNOLOGY FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and American Depositary Receipts (ADRs). The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

2001              -33.58%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2001              33.29%
  Worst quarter:                Q3 2001             -35.53%
  Year to Date Return (1/1/02 to 9/30/02)           -57.52%


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                                    6/5/00
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                                                 -33.58%          -36.37%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                                              -33.59%          -36.51%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                                            -20.46%          -28.31%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX(R)*                                                             24.13%           -30.75%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
MERRILL LYNCH 100 TECHNOLOGY INDEX*                                                                    -32.55%          -39.74%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
LIPPER SCIENCE & TECHNOLOGY INDEX*                                                                     -34.72%          -37.00%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Advisor shares reflects the performance of the Class A shares, adjusted to reflect the expenses of Advisor shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and ADRs. The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc. The benchmark index for the Technology Fund has changed from the Morgan Stanley High-Technology 35 Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD WORLDWIDE FUND
--------------------------------------------------------------------------------

GRAPHIC: SPECIALTY FUND


FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income) consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests primarily in other mutual funds that invest in equity securities on a domestic, international and/or global basis. The Fund will structure its portfolio of mutual funds by (i) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

The Fund may invest in index funds and/or leveraged index funds when the Advisor believes that equity prices in general are likely to rise in the near term. Leveraged funds attempt to magnify the results of an investment through the investment in futures contracts and options on securities, future contracts, and stock indices. For example, a leveraged index fund may perform (increase or decrease) at 150% of the index's performance to which it was correlated. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated.

The Fund may invest in bear funds and/or leveraged bear funds when the Advisor believes that equity prices in general are likely to decline in the near term. A bear fund has an inverse relationship to the general market and seeks capital appreciation when the market is overvalued. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek profit from anticipated decreases in the indexes to which such funds generally are inversely correlated. Leveraged bear funds attempt to magnify the results of a regular bear fund. For example, a leveraged bear fund may perform (increase or decrease) at 150% of a regular bear fund.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends and Capital Gains" below.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in other funds which have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

Because the Fund primarily invests in other mutual funds which invest in equity securities, the Fund is subject to the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions.

The Fund may invest in index funds or leveraged funds. If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

The Fund may also invest in bear funds or leveraged bear funds. If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

The Fund may invest in a manner that anticipates market trends and market moving events. For example, the Fund may invest in index and leveraged index funds when the Advisor expects the market to increase and investing in bear and leveraged bear funds when the market is anticipated to decrease. These techniques may produce substantial losses where the market behaves in a manner contrary to the Advisor's expectations.

The portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

An investor in the Fund will bear not only his proportionate share of the expenses of the Fund, but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses, and other miscellaneous expenses.

FIFTH THIRD WORLDWIDE FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Morgan Stanley Capital International World Index is an unmanaged index generally representative of the performance of the equity markets of 23 developed countries as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1994              -3.39%
95                14.42%
96                21.00%
97                 5.47%
98                35.06%
99                50.70%
00               -12.38%
01               -11.86%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              27.42%
  Worst quarter:                Q3 2001             -16.92%
  Year to Date Return (1/1/02 to 9/30/02)           -25.53%


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                   4/30/93
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                               -11.86%           10.64%           10.68%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                            -12.19%            7.95%            7.83%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                           -7.23%            7.71%            7.56%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 5/1/93)
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX*                                    -16.52%            5.74%            8.87%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Laureate Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Worldwide Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

FIFTH THIRD BOND FUND
--------------------------------------------------------------------------------

GRAPHIC: FIXED-INCOME STYLE TAXABLE


FUNDAMENTAL OBJECTIVE High current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds, including U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. At the time of investment, each of those securities has a remaining maturity or average life of 7 to 20 years. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category by Moody's, or their unrated equivalents.

The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity, stated interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Long Government/Credit Bond Index are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1996               0.68%
97                10.04%
98                 8.75%
99                -4.99%
00                11.46%
01                 6.70%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q3 2001               5.10%
  Worst quarter:                Q1 1996              -3.69%
  Year to Date Return (1/1/02 to 9/30/02)             7.63%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Income Fund, adjusted to reflect the expenses of Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.



FIFTH THIRD BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                   3/20/95
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                                6.70%             6.22%            6.78%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                             4.49%             3.53%            4.05%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                           4.16%             3.71%            4.15%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX*                                         8.98%             7.09%            7.40%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LEHMAN BROTHERS LONG GOVERNMENT/CREDIT BOND INDEX**                                   7.26%             8.05%            9.08%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Income Fund, adjusted to reflect the expenses of Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

** The Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

FIFTH THIRD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

GRAPHIC: FIXED-INCOME STYLE TAX-FREE


FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. The Fund maintains a dollar-weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise, the risk of an issuer defaulting on its obligations of paying principal and interest, and tax risk. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

In addition, because revenue bonds [and limited obligation securities] are not general obligations of the issuer, the Fund will have limited recourse in the event of a termination of these securities.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index(R) ("LBMBI") is an unmanaged index that generally is representative of the municipal bonds market.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1996              3.43%
97                8.05%
98                5.26%
99               -3.75%
00               11.78%
01                3.48%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               4.87%
  Worst quarter:                Q2 1999              -2.39%
  Year to Date Return (1/1/02 to 9/30/02)             9.67%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.


------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                     3/20/95
------------------------------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                                3.48%             4.85%            5.27%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                             2.77%             4.63%            5.01%
------------------------------------------------------------------------------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES(2)                                                           4.18%             4.71%            5.03%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LBMBI(R)*                                                                             5.08%             5.97%            6.52%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The LBMBI is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

FIFTH THIRD PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

GRAPHIC: MONEY MARKET


FUNDAMENTAL OBJECTIVE Current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and foreign investment risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. Foreign investment risk involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political, or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES(1)
--------------------------------------------------------------------------------

[bar chart data]:

1992              3.97%
93                2.92%
94                3.94%
95                6.87%
96                5.29%
97                7.02%
98                4.61%
99                4.27%
00                5.45%
01                3.36%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q3 2000               1.45%
  Worst quarter:                Q4 2001               0.47%
  Year to Date Return (1/1/02 to 9/30/02)             0.88%


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES(1)                                                   6/14/89           3.36%             4.47%            4.03%
------------------------------------------------------------------------------------------------------------------------------------

1 Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses for Advisor shares.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.

SHAREHOLDER FEES                                                              STOCK FUNDS--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                FIFTH THIRD       FIFTH THIRD      FIFTH THIRD       FIFTH THIRD       FIFTH THIRD
                                                 SMALL CAP          MID CAP          QUALITY        EQUITY INDEX        BALANCED
                                                GROWTH FUND       GROWTH FUND      GROWTH FUND          FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None              None             None              None             None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON REINVESTED DIVIDENDS                  None              None             None              None             None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None              None             None              None             None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                    0.70%             0.80%            0.80%             0.30%            0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                          0.50%             0.50%            0.50%             0.50%            0.50%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                     0.28%             0.41%            0.39%             0.08%            0.38%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES               1.48%(1)          1.71%(1)         1.69%             0.88%(1)         1.68%(1)
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund's Advisor, Distributor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Small Cap Growth Fund to 1.43%, for the Mid Cap Growth Fund to 1.68%, for the Equity Index Fund to 0.82% and for the Balanced Fund to 1.63%. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES                                                             STOCK FUNDS-- FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                FIFTH THIRD       FIFTH THIRD      FIFTH THIRD       FIFTH THIRD       FIFTH THIRD
                                                 MICRO CAP         MULTI CAP        STRATEGIC        TECHNOLOGY         WORLDWIDE
                                                VALUE FUND        VALUE FUND      INCOME FUND*          FUND             FUND**
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None              None             None              None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON REINVESTED DIVIDENDS                  None              None             None              None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None              None             None              None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                    1.00%             1.00%            1.00%             1.00%            1.00%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                          0.50%             0.50%            0.50%             0.50%            0.50%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                     0.62%             0.48%            0.57%             0.45%            0.66%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES               2.12%(1)          1.98%(2)         2.07%             1.95%            2.16%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT              --                --             0.22%(3)            --             0.22%(3)
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                         --                --             1.85%               --             1.94%
------------------------------------------------------------------------------------------------------------------------------------

1 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Micro Cap Value Fund to 1.90%. These waivers and/or expense reimbursements will remain in effect until January 2, 2003. After January 2, 2003, the Fund's Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Micro Cap Value Fund to 1.90%. These waivers and/or expense reimbursements may be discontinued at any time.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Multi Cap Value Fund to 1.83%. These waivers and/or expense reimbursements will remain in effect until January 2, 2003. After January 2, 2003, the Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.89%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

3 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Strategic Income Fund to 1.85% and for the Worldwide Fund to 1.94%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

* The Annual Fund Operating Expenses shown for the Strategic Income Fund do not include the expenses of the underlying investments which range from 0.64% to 3.50% after fee waivers and expense limitations. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.

** The Annual Fund Operating Expenses shown for the Worldwide Fund do not include the expenses of the underlying investments which range from 1.00% to 3.95% after fee waivers and expense limitations. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES                                                                       BOND FUNDS--FEE TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                                   FIFTH THIRD       FIFTH THIRD
                                                                                      BOND            MUNICIPAL
                                                                                      FUND            BOND FUND
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                      None              None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON REINVESTED DIVIDENDS                                                    None              None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                           None              None
-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                       0.60%             0.55%
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                                             0.50%             0.50%
-------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                        0.36%             0.45%
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.46%(1)          1.50%(1)
-------------------------------------------------------------------------------------------------------------------

1 The Funds' Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Bond Fund to 1.31% and for the Municipal Bond Fund to 1.30%. These waivers and/or expense reimbursements may be discontinued at any time.


SHAREHOLDER FEES                                                          MONEY MARKET FUND-- FEE TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                                   FIFTH THIRD
                                                                                   PRIME MONEY
                                                                                   MARKET FUND
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                      None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON REINVESTED DIVIDENDS                                                    None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                           None
-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                       0.40%
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                                             0.50%
-------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                        0.06%
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                  0.96%(1)
-------------------------------------------------------------------------------------------------------------------

1 The Funds' Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Prime Money Market Fund to 0.89%. These waivers and/or expense reimbursements may be discounted at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                          1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 151             $ 468            $ 808            $ 1,768
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                            1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 174             $ 539            $ 928            $ 2,019
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                            1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 172             $ 533            $ 918            $ 1,998
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                              1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 90              $ 281            $ 488            $ 1,084
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD BALANCED FUND                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 171             $ 530            $ 913            $ 1,987
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                           1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 215             $ 664           $ 1,139           $ 2,452
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MULTI CAP VALUE FUND                           1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 192             $ 613           $ 1,059           $ 2,299
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                          1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 188             $ 628           $ 1,093           $ 2,383
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD TECHNOLOGY FUND                                1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 198             $ 612           $ 1,052           $ 2,275
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD WORLDWIDE FUND                                 1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 197             $ 655           $ 1,139           $ 2,476
------------------------------------------------------------------------------------------------------------------------------------

BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
   FIFTH THIRD BOND FUND                                   1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 149             $ 462            $ 797            $ 1,746
------------------------------------------------------------------------------------------------------------------------------------
   FIFTH THIRD MUNICIPAL BOND FUND                         1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 153             $ 474            $ 818            $ 1,791
------------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   FIFTH THIRD PRIME MONEY MARKET FUND                     1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 98              $ 306            $ 531            $ 1,178
------------------------------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change. For purposes of the following policies, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Small Cap Growth Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of small cap companies.

The Mid Cap Growth Fund, under normal circumstances, invest at least 80% of its assets in equity securities of mid cap companies.

The Equity Index Fund, under normal circumstances, invests at least 80% of its assets in equity securities that comprise an equity index.

The Micro Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of micro cap companies.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


The Multi Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of multi cap companies.

The Technology Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of technology companies.

The Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.


FUND NAME                                                                                                      FUND CODE
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                                                                              2
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                                                                3
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND                                                                                                5
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND                                                                                                  6
------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND                                                                                                      8
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                                                               1
------------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND                                                                                               7
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                                                                             10
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND                                                                                                    4
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE FUND                                                                                                     9
------------------------------------------------------------------------------------------------------------------------------------
BOND FUND                                                                                                         12
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                                                               11
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                                                           13
------------------------------------------------------------------------------------------------------------------------------------

INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are foreign shares of a company held                  1-5             Market
by a U.S. bank that issues a receipt evidencing ownership.                                                     Political
                                                                                                          Foreign Investment
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans,    2, 3, 5, 11-13      Pre-payment
truck and auto loans, leases, credit card receivables and other securities backed by                            Market
other types of receivables or other assets.                                                                     Credit
                                                                                                             Interest Rate
                                                                                                              Regulatory
                                                                                                               Liquidity
------------------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a              1-13             Credit
commercial bank. Maturities are generally six months or less.                                                  Liquidity
                                                                                                                Market
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
BEAR FUNDS: A Fund intended to increase/decrease in value inversely to the stock or             10          Inverse Market
equity index to which it relates.                                                                              Leverage
                                                                                                               Liquidity
------------------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the           1-13             Market
bondholder a specified sum of money, usually at specific intervals, and to repay the                            Credit
principal amount of the loan at maturity.                                                                   Interest Rate
                                                                                                               Political
------------------------------------------------------------------------------------------------------------------------------------




30


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates            1-12           Management
the seller of the option to sell, a security at a specified price. A put option gives the buyer                Liquidity
the right to sell, and obligates the seller of the option to buy a security at a specified price.               Credit
                                                                                                                Market
                                                                                                               Leverage
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                        1-13             Market
                                                                                                                Credit
                                                                                                               Liquidity
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a                   8, 10            Market
continuous basis.                                                                                              Liquidity
-------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage            5, 11, 12        Pre-Payment
pools into different maturity classes.                                                                         Interest
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by                  1-13             Credit
corporations and other entities. Maturities generally vary from a few days to                                  Liquidity
nine months.                                                                                                    Market
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                               1, 3-9            Market
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.                 2-11             Market
                                                                                                                Credit
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying contract, index             1-13           Management
or security, or any combination thereof, including futures, options (e.g., put and calls),                      Market
options on futures, swap agreements, and some mortgage-backed securities.                                       Credit
                                                                                                               Liquidity
                                                                                                               Leverage
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign            10        Foreign Investment
currency exchange contracts, foreign currency options, and foreign currency                                     Market
futures transactions.                                                                                          Political
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies, as well as commercial paper of    3, 5, 9-11, 13        Market
foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and                          Political
supranational entities.                                                                                        Liquidity
                                                                                                          Foreign Investment
------------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities at a fixed          1, 4, 11-13        Leverage
price for delivery at a future date.                                                                           Liquidity
------------------------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase           1-5, 9-12        Management
of a specified amount of a specified security, class of securities, or an index at a specified                  Market
time in the future and at a specified price.                                                                    Credit
                                                                                                               Liquidity
                                                                                                               Leverage
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company             12, 13            Credit
that guarantees a specific rate of return on the invested capital over the life of the contract.
------------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK/DEBT SECURITIES: High-yield/high-risk/debt securities are securities     6-8, 10           Credit
that are rated below investment grade by the primary rating agencies (e.g., BB or lower                         Market
by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative                  Liquidity
and involve greater risk of loss than investment grade debt securities. Other terms commonly                 Interest Rate
used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities which may be difficult to sell at an acceptable price.         1-13            Liquidity
                                                                                                                Market
------------------------------------------------------------------------------------------------------------------------------------



31


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities entitle a holder to receive proportionate       1-10             Market
quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses. Examples of index-based securities include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the
S&P 500 Index(R). iShares are also index-based securities and are index funds that trade like shares. Each share represents a portfolio of stocks designed to closely track one specific index.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of investment companies. These investment                1-13             Market
companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Advisor to a Fund or any of their affiliates serves as investment Advisor, administrator or distributor.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS: Interest-bearing or discounted government or corporate                 1-13             Market
securities that obligate the issuer to pay the bondholder a specified sum of money, usually                     Credit
at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.
------------------------------------------------------------------------------------------------------------------------------------
LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains.                   10              Market
                                                                                                               Leverage
------------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: A loan participation note represents participation in a corporate loan    11-13            Credit
of a commercial bank with a remaining maturity of one or less.                                                 Liquidity
                                                                                                             Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar denominated debt securities            1-13             Market
that have remaining maturities of one year or less. These securities may include U.S.                           Credit
government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools       2, 3, 5, 11, 12    Pre-Payment
of loans. These include collateralized mortgage obligations and real estate mortgage                            Market
investment conduits.                                                                                            Credit
                                                                                                              Regulatory
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously       11, 12            Market
contracts with the same counterparty to repurchase similar but not identical securities                       Regulatory
on a specified future date.                                                                                   Pre-Payment
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds    11-13            Market
for various public purposes. Municipal securities include (a) governmental lease                                Credit
certificates of participation issued by state or municipal authorities where payment                           Political
is secured by installment payments for equipment, buildings, or other facilities being                            Tax
leased by the state or municipality; (b) government lease certificates purchased by the                       Regulatory
Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;
(f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (h) general obligation bonds.
------------------------------------------------------------------------------------------------------------------------------------




32


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in bank loans made to corporations.                         11-13        Interest Rate
                                                                                                                Credit
                                                                                                               Liquidity
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Preferred stocks are equity securities that generally pay dividends         5, 8, 9           Market
at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment              1-13             Market
to return the security to the seller at an agreed upon price on an agreed upon date.                           Leverage
This is treated as a loan.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such        1-13           Liquidity
as privately placed commercial paper and Rule 144A securities.                                                  Market
------------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment          1-13             Market
to buy the security back at an agreed upon price on an agreed upon date. This is treated                       Leverage
as a borrowing by a Fund.
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 331/3% of the Fund's total assets. In return          1-13             Market
the Fund will receive cash, other securities, and/or letters of credit.                                        Leverage
                                                                                                               Liquidity
                                                                                                                Credit
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio             2, 3, 5-12          Market
engaging in such trading will have higher turnover and transaction expenses.
------------------------------------------------------------------------------------------------------------------------------------
SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalization       1, 6, 7           Market
within or lower than those included in the S&P SmallCap 600 Index (whose market                                Liquidity
capitalization range is generally between $23 million and $2.6 billion).
------------------------------------------------------------------------------------------------------------------------------------
STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a Fund's option             12              Market
a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.
------------------------------------------------------------------------------------------------------------------------------------
STOCK-INDEX OPTIONS: A security that combines features of options with securities trading  2, 3, 5, 7, 9      Management
using composite stock indices.                                                                                  Market
                                                                                                                Credit
                                                                                                               Liquidity
                                                                                                               Leverage
------------------------------------------------------------------------------------------------------------------------------------
STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons           11-13         Interest Rate
that have been separated ("stripped") by their holder, typically a custodian bank or other institution.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities         1-13          Interest Rate
of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac.                                   Credit
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded registered interest and      1-13          Interest Rate
principal securities, and coupons under bank entry safekeeping.
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset      5, 11-13           Credit
daily, weekly, quarterly or some other period and which may be payable to the Fund                             Liquidity
on demand.                                                                                                      Market
------------------------------------------------------------------------------------------------------------------------------------
WARRANTS: Securities, typically issued with preferred stock or bonds, that give the holder  1-5, 9, 10          Market
the right to buy a proportionate amount of common stock at a specified price.                                   Credit
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to purchase            1-5, 9, 11-13        Market
securities at a fixed price for delivery at a future date. Under normal market conditions,                     Leverage
when-issued purchases and forward commitments will not exceed 20% of the value                                 Liquidity
of a Fund's total assets.                                                                                       Credit
------------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated bonds issued           1, 9, 4, 11-13        Market
by foreign corporations or governments. Sovereign bonds are those issued by the                                 Credit
government of a foreign country. Supranational bonds are those issued by supranational                       Interest Rate
entities, such as the World Bank and European Investment Bank. Canadian bonds are                              Political
those issued by Canadian provinces.                                                                       Foreign Investment
------------------------------------------------------------------------------------------------------------------------------------




33


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
------------------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest,         9, 11-13           Credit
but are issued at a discount from their value at maturity. When held to maturity, their                         Market
entire return equals the difference between their issue price and their maturity value.                      Interest Rate
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better-or worse-than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"-or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income-and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets under management in the Fifth Third Funds.

The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2002 are as follows:

                                                                                        AS A PERCENTAGE OF
                                                                                        AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                                                          0.70%
-------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                                            0.80%
-------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND                                                                            0.80%
-------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND                                                                              0.30%
-------------------------------------------------------------------------------------------------------------------
BALANCED FUND                                                                                  0.80%
-------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                                           1.00%
-------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND                                                                           1.00%
-------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                                                          1.00%
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND                                                                                1.00%
-------------------------------------------------------------------------------------------------------------------
WORLDWIDE FUND                                                                                 1.00%
-------------------------------------------------------------------------------------------------------------------
BOND FUND                                                                                      0.60%
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                                            0.55%
-------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                                        0.40%
-------------------------------------------------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


FIFTH THIRD ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

EQUITY FUNDS

Denis J. Amato has been the co-portfolio manager of the FIFTH THIRD MULTI CAP VALUE FUND and FIFTH THIRD MICRO CAP VALUE FUND since August 2001. Mr. Amato is currently a Director of Value Strategies and Senior Vice President of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Amato was Senior Vice President and Chief Investment Advisor of Gelfand/Maxus Asset Management from 1991 to 2000. He earned a BBA in economics and an MBA in finance from Case Western University. He has over 30 years investment experience and earned his CFA Designation in 1974. He is member and past president of The Cleveland Society of Security Analysts.

Richard A. Barone has been the portfolio manager of the FIFTH THIRD MULTI CAP VALUE FUND since October 1989 and the FIFTH THIRD MICRO CAP VALUE FUND since February 1998. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital, Inc. and Anocora Securities, Inc., an NASD Broker Dealer. In addition, Mr. Barone is Chairman of the Investment Committee and a member of the Executive Committee for the Cleveland State University Foundation. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

John L. Cassady III has been the co-portfolio manager for the FIFTH THIRD BALANCED FUND (fixed income portion) since April 2000. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan Chapter of the Investment Analysts Society of Chicago.

John F. Clancy has been the portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since September 2002. Currently, he is a Vice President of Fifth Third Bank. Prior to becoming a portfolio manager of the Fund, Mr. Clancy spent almost five years as a Senior Portfolio Manager for Fifth Third's Investment Advisors Division, where he managed more than $400 million in personal and institutional assets. Prior to joining Fifth Third in 1998, he worked for two years as the Trust Investment Officer at North Side Bank & Trust Company and spent two years as a financial advisor at Prudential Securities, Inc. He earned his BS in International Affairs from the United States Air Force Academy and an MBA from the University of West Florida.

David C. Eder has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since January 1995. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

Steven E. Folker has been the portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND and FIFTH THIRD MID CAP GROWTH FUND since June 1993. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

Daniel C. Popowics has been the co-portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since September 2002. He joined Fifth Third Bank in 1999 and is currently an Assistant Vice President and Equity Analyst with Fifth Third Asset Management. Prior to joining Fifth Third, he was a manager with Fidelity investments and then spent four years as a financial analyst with CIGNA Insurance. Mr. Popowics earned the Chartered Financial Analyst designation in 2002. In addition to his Fund duties, Mr. Popowics covers the Consumer Staples and Health Care industries and manages personal trust and charitable accounts. Mr. Popowics is a graduate of Duke University and earned an MBA in Finance from Rensselaer Polytechnic Institute.

FUND MANAGEMENT
--------------------------------------------------------------------------------


Sunil M. Reddy has been the co-portfolio manager for the FIFTH THIRD QUALITY GROWTH FUND since September 2002. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

James E. Russell has been the portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since February 2002. Mr. Russell has been the Director of Equity Research and Growth Funds Management for three years and carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Prior to overseeing the equity research department, he spent several years as a portfolio manager in Fifth Third's Personal Trust Department and an equity analyst covering the chemicals, capital goods, and financial sectors. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

Daniel Skubiz has been the co-portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since September 2000. Mr. Skubiz is an Assistant Vice President of the Advisor. From December 1997 through February 2000, he was a portfolio manager for Trade Street Investment Associates. He earned his BBA in finance and accounting from the University of Tulsa and his MBA from St. Louis University.

Brian J. Smolinski has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since June 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD BALANCED FUND (fixed income portion) since April 2000. For eleven years, Mr. Stapley has been a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company and has over fifteen years of total portfolio management experience. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

STRATEGIC INCOME AND SPECIALTY FUNDS

Richard A. Barone has been the portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since March 1985. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital, Inc. and Anocora Securities, Inc., an NASD Broker Dealer. In addition, Mr. Barone is Chairman of the Investment Committee and a member of the Executive Committee for the Cleveland State University Foundation. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

Jon M. Fisher has been the co-portfolio manager of the FIFTH THIRD TECHNOLOGY FUND since May 2002. He is an Assistant Vice President and the Group Head of Equity Research for the Advisor. Mr. Fisher received his BBA in Finance from the University of Iowa and earned the Chartered Financial Analyst designation in 1996. Prior to joining Fifth Third in 2000, he worked for seven years at PNC Bank as a portfolio manager and a generalist equity analyst and spent two years with Dain Bosworth, Inc., also as an equity analyst. Mr. Fisher teaches a course in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. He currently serves as the Chairperson of the Membership Committee for the Cincinnati Society of Financial Analysts.

Alan Miller has been the portfolio manager of the FIFTH THIRD WORLDWIDE FUND since January 1995. Alan Miller is currently Vice President and a Director of Equity Strategy for Fifth Third Asset Management Inc. Mr. Miller was Vice President of Gelfand/Maxus Asset Management and Vice President of Maxus Asset Management Inc. from 1994 to 2000. Alan has over twenty-five years of investment experience and working knowledge of qualified retirement plans. Alan holds a BS degree in Corporate Finance from The Ohio State University and his MBA was obtained from New York University with a concentration in investments and economics.

Sunil M. Reddy has been the co-portfolio manager for the FIFTH THIRD TECHNOLOGY FUND since June 2002. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

FUND MANAGEMENT
--------------------------------------------------------------------------------


John B. Schmitz has been the co-portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since September 2002. Previously, John spent 8 years as the co-manager of the Fifth Third International Equity Fund and 5 years as manager of the Fifth Third Equity Income Fund. He is a Vice President and Trust Officer of Fifth Third Bank and a Director of Equity Strategy for Fifth Third Asset Management. Mr. Schmitz earned his Chartered Financial Analyst designation in 1992 and has more than 17 years of investment experience. He is also a member of the Cincinnati Society of Financial Analysts. Mr. Schmitz graduated with a BBA in Finance & Real Estate from the University of Cincinnati.

David L. Withrow has been the co-portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since January 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent more than 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

BOND FUNDS

John L. Cassady III has been the co-portfolio manager for the FIFTH THIRD BOND FUND since November 1999. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Michael J. Martin has been the portfolio manager for the FIFTH THIRD MUNICIPAL BOND Fund since November 1997. Mr. Martin has over eight years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Sarah M. Quirk has been the portfolio manager for the FIFTH THIRD MUNICIPAL BOND FUND since May 1998. Ms. Quirk has over twenty years of investment experience. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in January 1998, Ms. Quirk managed a Michigan municipal money market fund and spent fifteen years in the municipal bond industry as a municipal bond trader. She earned her BS degree in finance in 1979 from Ball State University and her MBA from The University of Notre Dame in 1997.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD BOND FUND since March 1995. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING MONEY MARKET FUND SHARES

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Fund is determined by using amortized cost.

Fifth Third Prime Money Market Fund calculates its NAV at 4 p.m. Eastern Standard Time. The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

PRICING STOCK AND BOND FUND SHARES

The price of Fund shares is based on each Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Standard Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds or its transfer agent. All orders for the Stock Funds or for the Bond Funds must be received by the Funds or its transfer agent prior to 4:00 p.m. Eastern Standard Time in order to receive that day's NAV. All orders for the Money Market Fund must be received by the Fund or its transfer agent on the following schedule Eastern Standard Time) in order to receive that day's NAV: Fifth Third Prime Money Market Fund--4 p.m.

You may purchase Advisor shares through a Financial Advisor. Typically, Financial Advisors manage their client's accounts through broker dealers and financial institutions which have a sales agreement with the distributor of Fund shares. Financial advisors typically provide financial planning or active account management for a fee. Advisor shares are also available through broker dealers and financial institutions which have a sales agreement with the distributor.

In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

SHAREHOLDER CONTACT INFORMATION

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025.

For brokerage account holders at other financial institutions (non-Fifth Third Securities), contact your investment representative or financial institution.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


INVESTMENT AMOUNTS

The minimum initial investment in Advisor shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. The Funds reserve the right to waive the minimum initial investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The Funds may reject a purchase order for any reason.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or your investment representative. All orders must be received by the Funds or its transfer agent prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests (See "Shareholder Contact Information" above). Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT
--------------------------------------------------------------------------------

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

CLOSING OF SMALL ACCOUNTS
--------------------------------------------------------------------------------

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to carefully read the Prospectus of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

INSTRUCTIONS FOR EXCHANGING SHARES-ADVISOR SHARES.

If exchanging shares through your financial institution, ask them for exchange procedures or call 1-800-282-5706.

NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DISTRIBUTION/SERVICE (12B-1) FEES FOR ADVISOR SHARES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of each Fund's shares and/or for providing shareholder services.

In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

12b-1 fees may cost you more than paying other types of sales charges.

Advisor shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the applicable Fund which the Distributor may use for shareholder servicing and distribution.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

Dividends, if any, are declared daily and paid monthly by the Fifth Third Prime Money Market Fund.

Dividends, if any, are declared and paid monthly by the following funds: Fifth Third Municipal Bond Fund and Fifth Third Bond Fund.

Dividends, if any, are declared and paid quarterly by the following funds: Fifth Third Quality Growth Fund, Fifth Third Equity Index Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Technology Fund, Fifth Third Equity Index Fund, Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund and Fifth Third Balanced Fund.

Dividends, if any, are declared and paid annually by the following Funds: Fifth Third Small Cap Growth Fund and Fifth Third Worldwide Fund.

Capital gains, if any, are distributed at least annually.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the Statement of Additional Information for further details. Shareholders may also be subject to state and local taxes on distributions and redemptions.

ADDITIONAL TAX INFORMATION FOR THE FIFTH THIRD MUNICIPAL BOND FUND

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Distributions, if any, derived from net capital gains will generally be taxable as capital gains. The Fifth Third Municipal Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income.

Fifth Third Municipal Bond Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fifth Third Municipal Bond Fund generally will not be deductible for federal income tax purposes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent auditors. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. The information for periods ended December 31, 2001 and July 31, 2001 was audited by Arthur Andersen LLP. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                CHANGE IN NET
                                                             ASSETS RESULTING FROM                    LESS DIVIDENDS AND
                                                                OPERATIONS                            DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED
                                                                       GAINS/(LOSSES) CHANGE IN
                                            NET ASSET     NET          FROM           NET ASSETS
                                            VALUE,        INVESTMENT   INVESTMENT     RESULTING      NET          NET
                                            BEGINNING     INCOME/      TRANSACTIONS   FROM           INVESTMENT   REALIZED
                                            OF PERIOD     (LOSS)       AND FUTURES    OPERATIONS     INCOME       GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $16.54        (0.03)       (2.31)         (2.34)          --          (0.56)
------------------------------------------------------------------------------------------------------------------------------------


                                                           NET            TOTAL
                                            TOTAL          ASSET          RETURN
                                            DIVIDENDS      VALUE,         (EXCLUDES
                                            AND            END OF         SALES
                                            DISTRIBUTIONS  PERIOD         CHARGE)
----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               (0.56)         $13.64         (12.69%)*
----------------------------------------------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                 ---------------------------------------------------------------------------------------------------


                                                           NET                           RATIOS OF NET
                                                           ASSETS,        RATIOS OF      INVESTMENT         RATIOS OF
                                                           END OF         EXPENSES TO    INCOME/(LOSS)      EXPENSES TO   PORTFOLIO
                                                           PERIOD         AVERAGE        TO AVERAGE         AVERAGE NET   TURNOVER
                                                           (000'S)        NET ASSETS     NET ASSETS         ASSETS ^      RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)                               $ 220          1.43%**        (0.74%)**          1.48%**       25%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) through July 31, 2002.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                CHANGE IN NET
                                                              ASSETS RESULTING FROM                        LESS
                                                                  OPERATIONS                         DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED
                                                                       GAINS/(LOSSES)
                                                                       FROM
                                                                       INVESTMENT        CHANGE IN
                                            NET ASSET                  TRANSACTIONS      NET ASSETS
                                            VALUE,        NET          AND               RESULTING       NET
                                            BEGINNING     INVESTMENT   OPTIONS           FROM            REALIZED
                                            OF PERIOD     LOSS         CONTRACTS         OPERATIONS      GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July  31  2002(a)              $13.47        (0.04)       (2.87)            (2.91)          (0.47)
------------------------------------------------------------------------------------------------------------------------------------


                                                             NET            TOTAL
                                             TOTAL           ASSET          RETURN
                                             DIVIDENDS       VALUE,         (EXCLUDES
                                             AND             END OF         SALES
                                             DISTRIBUTIONS   PERIOD         CHARGE)
-----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July  31  2002(a)               (0.47)          $10.09         (19.75%)*
-----------------------------------------------------------------------------------------------------------------------


                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                          --------------------------------------------------------------------------
                                                          NET                         RATIOS OF NET
                                                          ASSETS,      RATIOS OF      INVESTMENT     RATIOS OF
                                                          END OF       EXPENSES TO    LOSS           EXPENSES TO        PORTFOLIO
                                                          PERIOD       AVERAGE        TO AVERAGE     AVERAGE NET        TURNOVER
                                                          (000'S)      NET ASSETS     NET ASSETS     ASSETS ^           RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July  31     2002(a)                         $145         1.68%**        (1.06%)**      1.71%**            27%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.




45


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
QUALITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED CHANGE IN
                                            NET ASSET     NET          GAINS/(LOSSES) NET ASSETS
                                            VALUE,        INVESTMENT   FROM           RESULTING      NET         NET
                                            BEGINNING     INCOME/      INVESTMENT     FROM           INVESTMENT  REALIZED
                                            OF PERIOD     (LOSS)       TRANSACTIONS   OPERATIONS     INCOME      GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $16.79        (0.03)       (3.42)         (3.45)          --         (0.59)
------------------------------------------------------------------------------------------------------------------------------------


                                                            NET            TOTAL
                                            TOTAL           ASSET          RETURN
                                            DIVIDENDS       VALUE,         (EXCLUDES
                                            AND             END OF         SALES
                                            DISTRIBUTIONS   PERIOD         CHARGE)
----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               (0.59)          $12.75         (19.05%)*
----------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  (LOSS)         EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $ 366         1.69%**      (0.80%)**      1.69%**        20%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED CHANGE IN
                                            NET ASSET     NET          GAINS/(LOSSES) NET ASSETS
                                            VALUE,        INVESTMENT   FROM           RESULTING      NET           NET
                                            BEGINNING     INCOME/      INVESTMENT     FROM           INVESTMENT    REALIZED
                                            OF PERIOD     (LOSS)       TRANSACTIONS   OPERATIONS     INCOME        GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $21.07        0.13         (3.67)         (3.54)         (0.14)        --
------------------------------------------------------------------------------------------------------------------------------------


                                                             NET            TOTAL
                                             TOTAL           ASSET          RETURN
                                             DIVIDENDS       VALUE,         (EXCLUDES
                                             AND             END OF         SALES
                                             DISTRIBUTIONS   PERIOD         CHARGE)
-----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)                (0.14)          $17.39         (14.89%)*
-----------------------------------------------------------------------------------------------------------------------


                                                               RATIOS/SUPPLEMENTAL DATA
                                            -------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME         EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $ 7           0.82%**      0.62%**        0.88%**        9%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.





46

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED
                                                                       GAINS/(LOSSES)
                                                                       FROM           CHANGE IN
                                            NET ASSET     NET          INVESTMENT     NET ASSETS
                                            VALUE,        INVESTMENT   TRANSACTIONS   RESULTING      NET          NET
                                            BEGINNING     INCOME/      AND OPTIONS    FROM           INVESTMENT   REALIZED
                                            OF PERIOD     (LOSS)       CONTRACTS      OPERATIONS     INCOME       GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)(b)            $12.58        0.07         (1.50)         (1.43)         (0.11)       (0.20)
------------------------------------------------------------------------------------------------------------------------------------


                                                            NET            TOTAL
                                            TOTAL           ASSET          RETURN
                                            DIVIDENDS       VALUE,         (EXCLUDES
                                            AND             END OF         SALES
                                            DISTRIBUTIONS   PERIOD         CHARGE)
----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)(b)            (0.31)          $10.84         (9.24%)*
----------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                            -----------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME         EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)(b)            $ 38          1.63%**      0.55%**        1.68%**        78%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the Balanced Fund Advisor Shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by ($0.02), and increase the ratio of net investment income to average net assets from 0.55% to 0.63%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



MICRO CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED CHANGE IN
                                            NET ASSET     NET          GAINS/(LOSSES) NET ASSETS
                                            VALUE,        INVESTMENT   FROM           RESULTING      NET          NET
                                            BEGINNING     INCOME/      INVESTMENT     FROM           INVESTMENT   REALIZED
                                            OF PERIOD     (LOSS)       TRANSACTIONS   OPERATIONS     INCOME       GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended December 31  1998(a)           $5.00         (0.07)       (0.09)         (0.16)           --         (0.04)
Year ended December 31  1999                $4.80         (0.06)        1.08           1.02            --         (0.24)
Year ended December 31  2000                $5.58          0.03        (0.11)         (0.08)         (0.03)       (0.59)
Year ended December 31  2001                $4.88         (0.02)        1.10           1.08            --           --(c)
Period ended July 31  2002(b)               $5.96         (0.04)       (0.11)         (0.15)           --           --
------------------------------------------------------------------------------------------------------------------------------------


                                                            NET            TOTAL
                                            TOTAL           ASSET          RETURN
                                            DIVIDENDS       VALUE,         (EXCLUDES
                                            AND             END OF         SALES
                                            DISTRIBUTIONS   PERIOD         CHARGE)
----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended December 31  1998(a)           (0.04)          $4.80          (3.27%)*
Year ended December 31  1999                (0.24)          $5.58          21.19%
Year ended December 31  2000                (0.62)          $4.88          (1.38%)
Year ended December 31  2001                  --(c)         $5.96          22.22%
Period ended July 31  2002(b)                 --            $5.81          (2.52%)*
----------------------------------------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                            -------------------------------------------------------------------

                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME/(LOSS)  EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended December 31  1998(a)           $  3,159      2.69%**      (1.33%)**      2.69%**        109%
Year ended December 31  1999                $  9,128      2.10%        (0.82%)        2.10%           96%
Year ended December 31  2000                $ 15,424      1.90%         0.53%         1.90%          116%
Year ended December 31  2001                $ 19,196      1.79%        (0.29%)        1.85%           47%
Period ended July 31  2002(b)               $ 18,905      1.90%**      (1.02%)**      2.12%**         16%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.

(b) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.

(c) Amount is less than $0.005 per share.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.





47



FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MULTI CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                        CHANGE IN NET
                                                                        ASSETS RESULTING FROM
                                                                        OPERATIONS
                                                                        ---------------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED CHANGE IN
                                            NET ASSET     NET          GAINS/(LOSSES) NET ASSETS
                                            VALUE,        INVESTMENT   FROM           RESULTING      NET
                                            BEGINNING     INCOME/      INVESTMENT     FROM           INVESTMENT
                                            OF PERIOD     (LOSS)       TRANSACTIONS   OPERATIONS     INCOME
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                $16.00        0.15          4.33           4.48          (0.15)
Year ended December 31  1998                $18.23        0.20         (1.80)         (1.60)         (0.20)
Year ended December 31  1999                $15.92        0.19          1.86           2.05          (0.23)
Year ended December 31  2000                $17.49        0.18          3.89           4.07          (0.17)
Year ended December 31  2001                $18.61        0.02          1.37           1.39            --
Period ended July 31  2002(a)               $19.09       (0.04)        (3.27)         (3.31)           --
------------------------------------------------------------------------------------------------------------------------------------

                                            LESS DIVIDENDS AND
                                            DISTRIBUTIONS FROM
                                            --------------------
                                                                                      NET            TOTAL
                                                                       TOTAL          ASSET          RETURN
                                            NET           RETURN       DIVIDENDS      VALUE,         (EXCLUDES
                                            REALIZED      OF           AND            END OF         SALES
                                            GAINS         CAPITAL      DISTRIBUTIONS  PERIOD         CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                (2.10)          --         (2.25)         $18.23          28.16%
Year ended December 31  1998                (0.51)          --         (0.71)         $15.92          (8.74%)
Year ended December 31  1999                (0.25)          --         (0.48)         $17.49          12.93%
Year ended December 31  2000                (2.72)        (0.06)       (2.95)         $18.61          23.29%
Year ended December 31  2001                (0.91)          --         (0.91)         $19.09           7.47%
Period ended July 31  2002(a)                 --            --           --           $15.78         (17.34%)*
------------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME/(LOSS)  EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                $55,637       1.87%         1.80%         1.87%           89%
Year ended December 31  1998                $53,279       1.80%         1.15%         1.80%          118%
Year ended December 31  1999                $39,885       1.83%         1.12%         1.83%           78%
Year ended December 31  2000                $49,260       1.83%         0.91%         1.83%          121%
Year ended December 31  2001                $47,698       1.73%         0.09%         1.76%           80%
Period ended July 31  2002(a)               $38,419       1.83%**      (0.36%)**      1.98%**         25%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRATEGIC INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED CHANGE IN
                                            NET ASSET     NET          GAINS/(LOSSES) NET ASSETS
                                            VALUE,        INVESTMENT   FROM           RESULTING      NET
                                            BEGINNING     INCOME/      INVESTMENT     FROM           INVESTMENT
                                            OF PERIOD     (LOSS)       TRANSACTIONS   OPERATIONS     INCOME
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                $10.78        0.67          0.53           1.20          (0.67)
Year ended December 31  1998                $11.31        0.72         (0.33)          0.39          (0.72)
Year ended December 31  1999                $10.61        0.86         (1.43)         (0.57)         (0.82)
Year ended December 31  2000                $ 9.22        0.73          0.70           1.43          (0.70)
Year ended December 31  2001                $ 9.95        0.63          0.60           1.23          (0.65)
Period ended July 31  2002(a)               $10.53        0.28          0.10           0.38          (0.31)
------------------------------------------------------------------------------------------------------------------------------------

                                     LESS DIVIDENDS AND
                                     DISTRIBUTIONS FROM
                                     -------------------
                                                                                      NET            TOTAL
                                                                       TOTAL          ASSET          RETURN
                                            NET           RETURN       DIVIDENDS      VALUE,         (EXCLUDES
                                            REALIZED      OF           AND            END OF         SALES
                                            GAINS         CAPITAL      DISTRIBUTIONS  PERIOD         CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                  --            --         (0.67)         $11.31         11.47%
Year ended December 31  1998                (0.37)          --         (1.09)         $10.61          3.49%
Year ended December 31  1999                  --            --         (0.82)         $ 9.22         (5.72%)
Year ended December 31  2000                  --            --         (0.70)         $ 9.95         16.01%
Year ended December 31  2001                  --            --(b)      (0.65)         $10.53         12.64%
Period ended July 31  2002(a)                 --            --         (0.31)         $10.60          3.64%*
------------------------------------------------------------------------------------------------------------------------------------


                                                                 RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME         EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                $38,620       1.91%        6.08%          1.91%          70%
Year ended December 31  1998                $39,650       1.87%        6.52%          1.87%          59%
Year ended December 31  1999                $24,023       1.91%        7.87%          1.91%          51%
Year ended December 31  2000                $32,351       1.85%        7.53%          1.85%          48%
Year ended December 31  2001                $34,105       1.76%        6.12%          1.78%          34%
Period ended July 31  2002(a)               $31,240       1.85%**      4.49%**        2.07%**        27%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.

(b) Amount is less than $0.005 per share.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.




48


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM
                                                          OPERATIONS
                                                          ---------------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED
                                                                       GAINS/(LOSSES)         CHANGE IN
                                            NET ASSET                  FROM INVESTMENT        NET ASSETS
                                            VALUE,        NET          TRANSACTIONS AND       RESULTING
                                            BEGINNING     INVESTMENT   OPTIONS                FROM
                                            OF PERIOD     LOSS         CONTRACTS              OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $ 8.91        (0.08)       (3.32)                 (3.40)
------------------------------------------------------------------------------------------------------------------------------------

                                           LESS
                                     DISTRIBUTIONS FROM
                                    --------------------
                                                                          NET            TOTAL
                                                          TOTAL           ASSET          RETURN
                                            NET           DIVIDENDS       VALUE,         (EXCLUDES
                                            REALIZED      AND             END OF         SALES
                                            GAINS         DISTRIBUTIONS   PERIOD         CHARGE)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)                 --            --            $ 5.51         (34.48%)*
------------------------------------------------------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  LOSS           EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $ 6           1.95%**      (1.82%)**      1.95%**        97%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



WORLDWIDE FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                          NET REALIZED
                                                          AND UNREALIZED              CHANGE IN
                                            NET ASSET     NET          GAINS/(LOSSES) NET ASSETS
                                            VALUE,        INVESTMENT   FROM           RESULTING      NET          NET
                                            BEGINNING     INCOME/      INVESTMENT     FROM           INVESTMENT   REALIZED
                                            OF PERIOD     (LOSS)       TRANSACTIONS   OPERATIONS     INCOME       GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                $10.82         0.52         0.07           0.59          (0.52)       (0.51)
Year ended December 31  1998                $10.38        (0.12)        3.76           3.64            --         (0.73)
Year ended December 31  1999                $13.29        (0.07)        6.78           6.71            --         (0.81)
Year ended December 31  2000                $19.19        (0.21)       (1.94)         (2.15)           --         (2.95)
Year ended December 31  2001                $14.09        (0.11)       (1.56)         (1.67)           --         (0.12)
Period ended July 31  2002(a)               $12.30        (0.11)       (1.86)         (1.97)           --           --
------------------------------------------------------------------------------------------------------------------------------------


                                                                         NET            TOTAL
                                                          TOTAL          ASSET          RETURN
                                             RETURN       DIVIDENDS      VALUE,         (EXCLUDES
                                             OF           AND            END OF         SALES
                                             CAPITAL      DISTRIBUTIONS  PERIOD         CHARGE)
-----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                   --          (1.03)         $ 10.38        5.49%
Year ended December 31  1998                   --          (0.73)         $ 13.29        35.14%
Year ended December 31  1999                   --          (0.81)         $ 19.19        50.58%
Year ended December 31  2000                   --          (2.95)         $ 14.09        (12.38%)
Year ended December 31  2001                   --(b)       (0.12)         $ 12.30        (11.86%)
Period ended July 31  2002(a)                  --            --           $ 10.33        (16.02%)*
-----------------------------------------------------------------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME/(LOSS)  EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended December 31  1997                $ 3,395       2.49%        4.19%          2.49%          1511%
Year ended December 31  1998                $ 8,059       2.63%        (1.10%)        2.63%          2792%
Year ended December 31  1999                $32,324       1.92%        (0.49%)        1.92%          1172%
Year ended December 31  2000                $37,087       1.94%        (1.13%)        1.94%          1204%
Year ended December 31  2001                $21,676       1.92%        (0.76%)        1.95%           974%
Period ended July 31  2002(a)               $18,259       1.94%**      (1.64%)**      2.16%**         592%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from January 1, 2002 to July 31, 2002.
    The Fund changed its fiscal year end to July 31 from December 31.

(b) Amount is less than $0.005 per share.

*   Not annualized.


**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.





49


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED CHANGE IN
                                            NET ASSET                  GAINS/(LOSSES) NET ASSETS
                                            VALUE,        NET          FROM           RESULTING      NET           NET
                                            BEGINNING     INVESTMENT   INVESTMENT     FROM           INVESTMENT    REALIZED
                                            OF PERIOD     INCOME       TRANSACTIONS   OPERATIONS     INCOME        GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $10.13        0.35         (0.19)         0.16           (0.36)          --
------------------------------------------------------------------------------------------------------------------------------------


                                                            NET            TOTAL
                                            TOTAL           ASSET          RETURN
                                            DIVIDENDS       VALUE,         (EXCLUDES
                                            AND             END OF         SALES
                                            DISTRIBUTIONS   PERIOD         CHARGE)
----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               (0.36)          $ 9.93         1.69%*
----------------------------------------------------------------------------------------------------------------------


                                                             RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME         EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $ 723         1.31%**      4.21%**        1.46%**        229%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                          CHANGE IN NET
                                                          ASSETS RESULTING FROM                      LESS DIVIDENDS AND
                                                          OPERATIONS                                 DISTRIBUTIONS FROM
                                                          ---------------------------                --------------------
                                                                       NET REALIZED
                                                                       AND UNREALIZED CHANGE IN
                                            NET ASSET                  GAINS/(LOSSES) NET ASSETS
                                            VALUE,        NET          FROM           RESULTING      NET          NET
                                            BEGINNING     INVESTMENT   INVESTMENT     FROM           INVESTMENT   REALIZED
                                            OF PERIOD     INCOME       TRANSACTIONS   OPERATIONS     INCOME       GAINS
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $10.87        0.28         0.13           0.41           (0.30)       (0.25)
------------------------------------------------------------------------------------------------------------------------------------


                                                            NET            TOTAL
                                            TOTAL           ASSET          RETURN
                                            DIVIDENDS       VALUE,         (EXCLUDES
                                            AND             END OF         SALES
                                            DISTRIBUTIONS   PERIOD         CHARGE)
----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               (0.55)          $10.73         3.99%*
----------------------------------------------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                            NET                        RATIOS OF NET
                                            ASSETS,       RATIOS OF    INVESTMENT     RATIOS OF
                                            END OF        EXPENSES TO  INCOME         EXPENSES TO    PORTFOLIO
                                            PERIOD        AVERAGE      TO AVERAGE     AVERAGE NET    TURNOVER
                                            (000'S)       NET ASSETS   NET ASSETS     ASSETS ^       RATE #
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002(a)               $ 174         1.30%**      3.57%**        1.50%**        97%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*   Not annualized.

**  Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



50


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
PRIME MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                        LESS           NET
                                            NET ASSET                   DIVIDENDS      ASSET
                                            VALUE,         NET          FROM NET       VALUE,
                                            BEGINNING      INVESTMENT   INVESTMENT     END OF        TOTAL
                                            OF PERIOD      INCOME       INCOME         PERIOD        RETURN
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002 (a)               $1.00         $0.01        $(0.01)        $1.00         1.02%*
------------------------------------------------------------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                             ---------------------------------------------------
                                             NET           RATIOS OF   RATIOS OF      RATIOS OF
                                             ASSETS,       EXPENSES TO NET INVESTMENT EXPENSES
                                             END OF        AVERAGE     INCOME         TO AVERAGE
                                             PERIOD        NET         TO AVERAGE     NET
                                             (000'S)       ASSETS      NET ASSETS     ASSETS (b)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Period ended July 31  2002 (a)               $2           0.89%^       1.23%^         0.96%^
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

(b) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

*   Not annualized.

^   Annualized.



                     [This Page is intentionally left Blank]



ADDRESSES
-------------------------------------------------------------------------------------------------------------------


Fifth Third Funds                                                               Fifth Third Funds
Stock and Bond Mutual Funds                                                     3435 Stelzer Road
Money Market Mutual Funds                                                       Columbus, Ohio 43219
Advisor Shares
-------------------------------------------------------------------------------------------------------------------

Investment Advisor                                                              Fifth Third Asset Management Inc.
                                                                                38 Fountain Square Plaza
                                                                                Cincinnati, Ohio 45263
-------------------------------------------------------------------------------------------------------------------

Distributor                                                                     Fifth Third Funds Distributor, Inc.
                                                                                3435 Stelzer Road
                                                                                Columbus, Ohio 43219
-------------------------------------------------------------------------------------------------------------------

Administrator, Transfer and Dividend Disbursing Agent,                          Fifth Third Bank
  Fund Accountant and Custodian                                                 38 Fountain Square Plaza
                                                                                Cincinnati, Ohio 45263
-------------------------------------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant                                       BISYS Fund Services Limited
Partnership
                                                                                3435 Stelzer Road
                                                                                Columbus, Ohio 43219
-------------------------------------------------------------------------------------------------------------------

Sub-Transfer Agent                                                              BISYS Fund Services Ohio, Inc.
                                                                                3435 Stelzer Road
                                                                                Columbus, Ohio 43219
-------------------------------------------------------------------------------------------------------------------

Independent Auditors                                                            PricewaterhouseCoopers LLP
                                                                                100 East Broad Street
                                                                                21st Floor
                                                                                Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------



The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o    At no charge from the Commission's Website at http://www.sec.gov.




[logo]:
5/3 Fifth Third Funds




Investment Company Act file no. 811-5669.

Logo: Fifth Third Funds

STOCK AND BOND MUTUAL FUNDS
ASSET ALLOCATION FUNDS
MONEY MARKET MUTUAL FUNDS
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES


PROSPECTUS
NOVEMBER 30, 2002
--------------------------------------------------------------------------------


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS
STOCK AND BOND MUTUAL FUNDS
ASSET ALLOCATION FUNDS
MONEY MARKET MUTUAL FUNDS

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------


This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS

EQUITY FUNDS - GROWTH STYLE
Small Cap Growth Fund ....................................................     2
Mid Cap Growth Fund ......................................................     4
Large Cap Opportunity Fund ...............................................     6
Quality Growth Fund ......................................................     8

EQUITY FUNDS - CORE STYLE
Large Cap Core Fund ......................................................    10
Equity Index Fund ........................................................    12
Balanced Fund ............................................................    14

EQUITY FUNDS - VALUE STYLE
Micro Cap Value Fund .....................................................    16
Multi Cap Value Fund .....................................................    18
Disciplined Large Cap Value Fund .........................................    20

ASSET ALLOCATION FUNDS
LifeModel Aggressive FundSM ..............................................    22
LifeModel Moderately Aggressive FundSM ...................................    24
LifeModel Moderate FundSM ................................................    26
LifeModel Moderately Conservative FundSM .................................    28
LifeModel Conservative FundSM ............................................    30

STRATEGIC INCOME STYLE
Strategic Income Fund ....................................................    32

SPECIALTY FUNDS
Technology Fund ..........................................................    34
Worldwide Fund ...........................................................    36
International Equity Fund ................................................    38
International GDP Fund ...................................................    40

FIXED INCOME FUNDS - TAXABLE STYLE
Bond Fund ................................................................    42
Intermediate Bond Fund ...................................................    44
Short Term Bond Fund .....................................................    46
U.S. Government Bond Fund ................................................    48


FIXED INCOME FUNDS - MUNICIPAL STYLE
Municipal Bond Fund ......................................................    50
Intermediate Municipal Bond Fund .........................................    52
Ohio Municipal Bond Fund .................................................    54
Michigan Municipal Bond Fund .............................................    56

MONEY MARKET FUNDS
Prime Money Market Fund ..................................................    58
Government Money Market Fund .............................................    60
Michigan Municipal Money Market Fund .....................................    62
Municipal Money Market Fund ..............................................    64

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ...............................................................    66
Expense Examples .........................................................    76

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS ....................................................    82

FUND MANAGEMENT
Investment Advisors and Subadvisor .......................................    90
Portfolio Managers .......................................................    92

SHAREHOLDER INFORMATION
Purchasing And Selling Fund Shares .......................................    96
Purchasing And Adding To Your Shares .....................................    96
Selling Your Shares ......................................................    97
Exchanging Your Shares ...................................................    98
Distribution Arrangements/Sales Charges for
   Stock, Bond, and Money Market Funds ...................................    99
Dividends And Capital Gains ..............................................   103
Expenses .................................................................   103
Taxation .................................................................   103

FINANCIAL HIGHLIGHTS .....................................................   106

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about each of the stock, bond, and money market funds (the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All funds except Fifth Third Large Cap Opportunity Fund are managed by Fifth Third Asset Management Inc. Fifth Third Large Cap Opportunity Fund is managed by Heartland Capital Management, Inc. ("Heartland"). Morgan Stanley Investment Management Inc. ("MSIM") acts as investment subadvisor to Fifth Third International Equity Fund.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------


GROWTH STYLE


FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of a diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets. Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York Stock Exchange companies.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 2000(R) Growth Index is an unmanaged index generally representative of the performance of the small capitalization stock market whose companies have higher price to-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------

Bar Chart:
  1993                              16.83%
    94                              -0.08%
    95                              23.48%
    96                              19.16%
    97                              27.71%
    98                              -6.40%
    99                              27.73%
    00                              -0.59%
    01                              -4.51%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2001              20.46%
  Worst quarter:                Q3 1998             -21.26%
  Year to Date Return (1/1/02 to 9/30/02)           -27.03%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Small Company Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)1
===================================================================================================================================
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES2 (WITH 5.00% SALES CHARGE)                           12/4/92
   Return Before Taxes                                                               -9.27%             6.61%           10.18%
   Return After Taxes on Distributions3                                              -9.91%             5.36%            8.74%
   Return After Taxes on Distributions and Sale of Fund Shares3                      -5.06%             5.13%            8.03%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES4 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  11/2/92
   Return Before Taxes                                                               -9.72%             6.59%            8.70%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  11/2/92
   Return Before Taxes                                                               -5.12%             6.90%           10.61%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 11/1/92)
RUSSELL 2000(R)GROWTH INDEX*                                                         -9.23%             2.87%            8.36%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 11/1/92)
RUSSELL 2000(R)INDEX*                                                                 2.49%             7.52%           11.87%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Small Company
   Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth
   Third Small Cap Growth Fund.

2 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses and sales charges for Class A shares.

3 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

4 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R)
   Index is an unmanaged index of the smallest 2,000 companies in the Russell
   3000(R) Index, as ranked by market capitalizations. The benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index iN order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD MID CAP GROWTH FUND
(FORMERLY THE FIFTH THIRD MID CAP FUND)
--------------------------------------------------------------------------------


GROWTH STYLE


FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are companies with market capitalizations no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Russell Midcap Index(R) (generally, between $500 million and $10 billion).

The Fund intends to invest in mid sized companies that have the potential for sustainable long-term revenue and earnings growth at a rate faster than the average company and the overall economy. In searching for these companies, the Advisor considers solid balance sheets, high levels of profitability, strong profit margins and high returns on equity. The Advisor looks for companies which operate in niche markets or in fast growing industries. The Advisor also considers companies which have the potential to pay dividends. The Fund generally selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies, many of which pay dividends, small cap companies, as well as convertible securities which pay interest. At the time of investment, those convertible securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have. Generally, growth oriented stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

FIFTH THIRD MID CAP GROWTH FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged index generally representative of the midcap sector of the U.S. stock market.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1992                               5.05%
    93                               1.38%
    94                               1.54%
    95                              26.03%
    96                              17.59%
    97                              32.64%
    98                               3.29%
    99                              16.77%
    00                               6.54%
    01                              -6.53%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              23.18%
  Worst quarter:                Q3 2001             -22.73%
  Year to Date Return (1/1/02 to 9/30/02)           -34.82%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                              INCEPTION DATE       PAST YEAR     PAST 5 YEARS       PAST 9 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)1          1/1/85
   Return Before Taxes                                             -11.19%            8.64%             9.74%             9.27%
   Return After Taxes on Distributions2                            -11.75%            6.55%             8.23%             N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                     -6.28%            6.77%             7.91%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/85
   Return Before Taxes                                             -11.68%            8.67%             9.33%            9.18%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/85
   Return Before Taxes                                              -7.29%            9.05%             9.52%            9.07%
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R)GROWTH INDEX*                                      -20.15%           9.02%            11.37%           11.10%
-----------------------------------------------------------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX(R)*                                            -0.61%           16.12%            15.37%           15.02%
-----------------------------------------------------------------------------------------------------------------------------------

1 The quoted performance of the Mid Cap Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Mid Cap Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

4 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.

* The Russell MidCap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P
   MidCap 400 Index is an unmanaged index generally representative of the midcap sector of the U.S. stock market. The benchmark index for the Mid Cap Growth
   Fund has changed from the S&P Midcap 400 Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD LARGE CAP OPPORTUNITY FUND
(FORMERLY THE FIFTH THIRD PINNACLE FUND)
--------------------------------------------------------------------------------


GROWTH STYLE


FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are those companies whose equity securities have a market capitalization of $5 billion or more. The Fund intends to invest at least 65% of total assets in common stocks and convertible securities that have the potential for long-term growth.

In selecting stocks, the Fund looks primarily at companies that have historically reported better corporate earnings than the earnings that market analysts have predicted. Generally, those companies are expected to grow faster than the economy as a whole. Those companies also tend to be established companies that appear to be capable of sustained growth. Although most of those companies are large, the Fund may invest in stocks of companies of any size. Current income is not a factor in stock selection.

The Fund reserves the right to invest up to 20% of total assets in other securities, such as government and corporate bonds.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Generally, growth oriented stocks may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1992                              -0.73%
    93                               3.31%
    94                              -1.12%
    95                              35.40%
    96                              22.44%
    97                              35.43%
    98                              32.83%
    99                              11.37%
    00                             -19.95%
    01                             -22.00%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                Q4  1998              24.87%
  Worst quarter:               Q1  2001             -18.70%
  Year to Date Return (1/1/02 to 9/30/02)           -30.96%

--------------------
1 For the period prior to March 6, 1998, the quoted performance of the Fund reflects the performance of the Class A Shares of The Pinnacle Fund. On March 6, 1998, The Pinnacle Fund, a registered open-end investment company managed by Heartland Capital Management, Inc., was merged into Fifth Third Large Cap Opportunity Fund.

FIFTH THIRD LARGE CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                 INCEPTION DATE     PAST YEAR        PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 5.00% SALES CHARGE)                            3/4/85
   Return Before Taxes                                                              -25.89%             3.51%            7.16%
   Return After Taxes on Distributions2                                             -25.90%             1.93%            4.57%
   Return After Taxes on Distributions and Sale of Fund Shares2                     -15.77%             2.32%            4.60%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   3/4/85
   Return Before Taxes                                                              -26.92%             3.32%            7.08%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   3/4/85
   Return Before Taxes                                                              -22.72%             3.57%            6.80%
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R)GROWTH INDEX*                                                        -20.42%             8.27%           10.80%
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                                   -11.88%            10.70%           12.93%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to March 6, 1998, the quoted performance of the Fund reflects the performance of the Class A Shares of The Pinnacle Fund. On March
   6, 1998, The Pinnacle Fund, a registered open-end investment company managed by Heartland Capital Management, Inc., was merged into Fifth Third Large Cap
   Opportunity Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares for the period prior to the commencement of operations of Class B shares on October 11, 2000.

4 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on March 9, 1998.

* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500
   Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The benchmark index for the Large Cap Opportunity Fund has changed from the S&P 500 Index(R) in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------


GROWTH STYLE


FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of high quality growth companies.

High quality growth companies are companies, in the opinion of the Advisor, that offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $100 million.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of total assets in those securities. At the time of investment, those securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

Generally, growth oriented stocks may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------

Bar Chart:
  1992                               8.03%
    93                              -1.06%
    94                               0.07%
    95                              31.59%
    96                              23.68%
    97                              32.70%
    98                              30.05%
    99                              23.51%
    00                              -4.00%
    01                             -13.59%




The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              28.18%
  Worst quarter:                Q3 2001             -17.78%
  Year to Date Return (1/1/02 to 9/30/02)           -36.44%

--------------------
1 The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                               INCEPTION DATE      PAST YEAR      PAST 5 YEARS      PAST 9 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)1          1/1/83
   Return Before Taxes                                             -18.29%           10.83%            11.64%           11.28%
   Return After Taxes on Distributions2                            -18.80%            9.03%            10.29%             N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                    -10.63%            8.81%             9.66%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/83
   Return Before Taxes                                             -18.71%           10.91%            11.21%           11.20%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/83
   Return Before Taxes                                             -14.68%           11.28%            11.48%           11.08%
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                  -11.88%           10.70%            13.53%           12.93%
-----------------------------------------------------------------------------------------------------------------------------------

1 The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

4 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.

* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD LARGE CAP CORE FUND
(FORMERLY THE FIFTH THIRD LARGE CAP VALUE FUND)
--------------------------------------------------------------------------------


CORE STYLE


FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are defined as U.S. companies with at least $5 billion in market capitalization. The Fund intends to invest in equity securities of companies that the Advisor believes have potential for above-average growth relative to their peers and/or companies selling at attractive valuations. While some stocks may be purchased for their income potential, most stocks will be purchased for their capital appreciation potential.

When selecting equity securities which it believes are selling at attractive valuations, the Advisor considers an issuer's balance sheet, quality of management, and historical earnings per share. The Advisor typically looks for issuers where earnings have already begun to rebound and considers the likelihood that earnings per share will continue to improve. When selecting equity securities which it believes have the potential for above average growth, the Advisor considers an issuer's balance sheet stability, cash flow, quality of management, earnings per share growth, and the issuer's potential to maintain above average earnings relative to its peers.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

The Fund invests in both value stocks and growth stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks can be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------

Bar Chart:
  1993                              11.81%
    94                               0.48%
    95                              34.60%
    96                              19.14%
    97                              23.89%
    98                              27.68%
    99                              18.53%
    00                             -11.47%
    01                             -13.07%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              21.08%
  Worst quarter:                Q3 2001             -14.21%
  Year to Date Return (1/1/02 to 9/30/02)           -29.11%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Growth and Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Large Cap Core Fund (formerly named the Fifth Large Cap Value Fund).

FIFTH THIRD LARGE CAP CORE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                 INCEPTION DATE     PAST YEAR        PAST 5 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 5.00% SALES CHARGE)                             12/1/92
   Return Before Taxes                                                              -17.42%             6.51%           10.50%
   Return After Taxes on Distributions2                                             -18.17%             4.73%            8.28%
   Return After Taxes on Distributions and Sale of Fund Shares2                     -10.00%             5.07%            8.02%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    11/2/92
   Return Before Taxes                                                              -17.95%             6.49%           10.52%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    11/2/92
   Return Before Taxes                                                              -13.69%             6.81%           10.53%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 11/1/92)
S&P 500 INDEX(R)*                                                                   -11.88%            10.70%           13.84%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 11/1/92)
RUSSELL 1000(R)INDEX**                                                              -12.45%            10.50%           13.70%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Class A shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------


CORE STYLE


FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of
0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. Securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.

There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.


--------------------
* "S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1993                               9.09%
    94                               0.74%
    95                              35.78%
    96                              21.92%
    97                              32.24%
    98                              27.93%
    99                              20.24%
    00                              -9.52%
    01                             -12.45%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              21.23%
  Worst quarter:                Q3 2001             -14.81%
  Year to Date Return (1/1/02 to 9/30/02)           -28.47%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Index Equity Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                 INCEPTION DATE     PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 5.00% SALES CHARGE)                           11/25/92
   Return Before Taxes                                                              -16.84%             8.90%           12.14%
   Return After Taxes on Distributions2                                             -17.13%             8.34%           10.75%
   Return After Taxes on Distributions and Sale of Fund Shares2                     -10.26%             7.14%            9.57%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    11/2/92
   Return Before Taxes                                                              -17.46%             8.92%           11.21%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    11/2/92
   Return Before Taxes                                                              -13.15%             9.19%           12.10%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
S&P 500 INDEX(R)*                                                                   -11.88%            10.70%           13.84%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Index Equity Fund, adjusted to reflect the expenses and sales charges for Class A shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Index Equity Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------


CORE STYLE


FUNDAMENTAL OBJECTIVE Capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to 75% of total assets in common stocks, convertible preferred stocks and convertible corporate bonds, 25% to 40% of total assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities, and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time based on the current, relative attractiveness of stocks versus bonds. However, the Fund takes a moderate to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

The equity position of the Fund tends to be invested in high quality large or mid-sized companies. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, and excellent prospects for above average revenue and earnings growth over the next three to five years. The Advisor also considers balance sheet strength and cash flow as well as its current ratio of debt to capital, and the quality of it's management to be key components in evaluating potential investments. While greater emphasis will be placed on larger companies, that is, companies with market capitalizations over $10 billion, the Fund may favor mid-sized companies, that is companies no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Standard & Poor's MidCap 400 Index(R)1 (generally, between $500 million and $10 billion), when the Advisor believes that market conditions favor securities of mid-sized companies.

The fixed income portion of the Fund tends to be invested in high quality bonds with maturities ranging from overnight to thirty years in length. The Fund will attempt to maintain the average maturity of the bond portion of the Fund from between 5 and 9 years. At the time of investment, the corporate bonds and convertible securities in which the Fund invests are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.


--------------------
1 "S&P 400" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks associated with following an asset allocation strategy, such as the risk that the Fund will not correctly anticipate the relative performance of the different asset classes in which it may invest.

To the extent the Fund invests in stocks and convertible securities, it assumes the risks of equity investing, including sudden and unpredictable drops in value and periods of lackluster performance.

Significant investments in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

Stocks of mid-sized companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Through its investment in bonds, the Fund assumes the risks of bond investing, including the tendency of prices to fall as interest rates rise. That risk is greater for bonds with longer maturities. Less significant is the risk that a bond issuer will default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The Standard and Poor's 500 Composite Stock Price Index(R) (the "S&P 500") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Lehman Brothers Aggregate Bond Index(R) (the "LBAB Index") is an unmanaged index generally representative of the performance of the bond market as a whole.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------

Bar Chart:
  1992                               9.88%
    93                               1.74%
    94                              -1.03%
    95                              26.53%
    96                              14.23%
    97                              24.08%
    98                              17.87%
    99                              15.30%
    00                               2.09%
    01                              -8.74%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              17.81%
  Worst quarter:                Q3 2001             -14.43%
  Year to Date Return (1/1/02 to 9/30/02)           -20.29%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                               INCEPTION DATE      PAST YEAR      PAST 5 YEARS       PAST 9 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)1          1/1/83
   Return Before Taxes                                             -13.28%            8.34%             9.00%            9.09%
   Return After Taxes on Distributions2                            -13.94%            6.03%             7.14%             N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                     -7.85%            6.28%             6.91%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/83
   Return Before Taxes                                             -13.82%            8.34%             8.58%            9.00%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/83
   Return Before Taxes                                              -9.45%            8.81%             8.80%            8.91%
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                  -11.88%           10.70%            13.53%           12.93%
-----------------------------------------------------------------------------------------------------------------------------------
LBAB INDEX(R)**                                                      8.42%            7.43%             7.21%            7.23%
-----------------------------------------------------------------------------------------------------------------------------------

1 The quoted performance of the Balanced Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Balanced Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

4 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.

* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

** The LBAB Index is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------


VALUE STYLE


FUNDAMENTAL OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies whose equity securities have a total market value under $300,000,000 at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions (e.g., purchases of a company's shares by its officers and/or major shareholders) and the growth of earnings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 2000(R) Value Index is an unmanaged index generally representative of the performance of the small capitalization stock market as a whole.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1999                              21.21%
    00                              -1.38%
    01                              22.13%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1999              21.12%
  Worst quarter:                Q3 2001             -14.86%
  Year to Date Return (1/1/02 to 9/30/02)           -12.42%

--------------------
1 For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Fifth Third/Maxus Aggressive Value Fund, adjusted to reflect the expenses and sales charges for Class A, Class B and Class C shares. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                                   INCEPTION DATE     PAST YEAR     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 5.00% SALES CHARGE)                                             2/1/98
   Return Before Taxes                                                                                 16.41%            8.13%
   Return After Taxes on Distributions2                                                                16.37%            6.77%
   Return After Taxes on Distributions and Sale of Fund Shares2                                         9.99%            5.98%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES1 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                    2/1/98
   Return Before Taxes                                                                                 16.68%            8.18%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES1 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                    2/1/98
   Return Before Taxes                                                                                 21.88%            8.83%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 2/1/98)
RUSSELL 2000(R)VALUE INDEX*                                                                            14.02%            7.23%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 2/1/98)
LIPPER SMALL CAP VALUE INDEX**                                                                         17.20%            7.29%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Fifth Third/Maxus Aggressive Value Fund, adjusted to reflect the expenses and sales charges for Class A, Class B and Class C shares. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth
   Third Micro Cap Value Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P SmallCap 600 Index median capitalization.

FIFTH THIRD MULTI CAP VALUE FUND
--------------------------------------------------------------------------------


VALUE STYLE


FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income).

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of multi cap companies. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While the Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1992                              13.64%
    93                              24.48%
    94                               0.64%
    95                              22.48%
    96                              19.08%
    97                              28.20%
    98                              -8.74%
    99                              12.95%
    00                              23.33%
    01                               7.54%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1999              18.60%
  Worst quarter:                Q3 1998             -21.07%
  Year to Date Return (1/1/02 to 9/30/02)           -22.99%

--------------------
1 For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multi Cap Value Fund.

FIFTH THIRD MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE     PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 5.00% SALES CHARGE)                            9/30/89
   Return Before Taxes                                                                2.11%            10.71%           13.17%
   Return After Taxes on Distributions2                                               0.88%             8.50%           10.44%
   Return After Taxes on Distributions and Sale of Fund Shares2                       1.99%             8.07%            9.83%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES1 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   9/30/89
   Return Before Taxes                                                                1.88%            11.05%           13.35%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES1 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   9/30/89
   Return Before Taxes                                                                6.85%            11.30%           13.22%
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R)VALUE INDEX*                                                          -4.33%            11.02%           14.15%
-----------------------------------------------------------------------------------------------------------------------------------
LIPPER MULTICAP VALUE INDEX**                                                         1.30%             9.73%           12.31%
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R)INDEX**                                                              -11.46%            10.14%           12.64%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Equity Fund adjusted to reflect the expenses and sales charges for Class A, Class B and Class C shares. On August
   13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multi Cap
   Value Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges.
   The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The benchmark index for the Multi Cap Value Fund has changed from the Russell 3000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
(FORMERLY THE FIFTH THIRD EQUITY INCOME FUND)
--------------------------------------------------------------------------------


VALUE STYLE


FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are currently defined as companies with at least $5 billion in market capitalization. The Fund intends to invest primarily in stocks of companies with low ratios of price to earnings, cash flow, sales and book value, as well as companies which the Advisor believes are undervalued relative to their prospects for future earnings or to their asset values. In selecting equity securities, the Advisor will consider an issuing company's balance sheet and interest coverage. Most stocks will be purchased for a combination of current income and capital appreciation. The Fund expects to earn current income mainly from stock dividends which may be supplemented by interest on convertible bonds and dividends on preferred stock.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as government and corporate bonds, which at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or the Baa major rating category or higher by Moody's, or their unrated equivalents.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equities and in debt. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance. The risks of investing in debt securities include the tendency of bond prices to fall as interest rates rise.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

The tendency of bond prices to fall when interest rates rise becomes more significant as the average maturity of the Fund's bond portfolio increases. Investments in bonds subject the Fund to the risk that an issuer could default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500 Index") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1992                               4.61%
    93                               0.26%
    94                              -0.65%
    95                              30.73%
    96                              16.83%
    97                              38.15%
    98                              17.82%
    99                              -4.87%
    00                              12.36%
    01                             -12.58%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1997              15.29%
  Worst quarter:                Q3 1999             -11.45%
  Year to Date Return (1/1/02 to 9/30/02)           -21.25%

--------------------
1 The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                               INCEPTION DATE      PAST YEAR      PAST 4 YEARS      PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)1          1/1/83
   Return Before Taxes                                             -16.94%            1.13%             7.64%            8.68%
   Return After Taxes on Distributions2                            -17.87%           -0.71%              N/A              N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                     -9.65%            0.41%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/83
   Return Before Taxes                                             -17.29%            1.20%             7.70%            8.60%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/83
   Return Before Taxes                                             -13.29%            1.82%             8.08%            8.51%
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R)VALUE INDEX*                                         -5.59%            5.82%            11.13%           14.16%
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)*                                                   -11.88%           5.66%            10.70%           12.93%
-----------------------------------------------------------------------------------------------------------------------------------

1 The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third
   Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

4 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on January 27, 1997.

* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The benchmark index for the Disciplined Large Cap Value Fund has changed from the S&P 500 Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------


ASSET ALLOCATION STRATEGY


FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

     o From 80% to 100% of the Fund's total assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's total assets will be invested in Fifth Third bond funds.

     o Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:


                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................         0-25%
International Equity Fund........................         0-25%
Technology Fund..................................         0-10%
Small Cap Growth Fund............................         0-50%
Micro Cap Value Fund.............................         0-50%
Mid Cap Growth Fund..............................         0-50%
Large Cap Opportunity Fund.......................         0-50%
Quality Growth Fund..............................         0-50%
Large Cap Core Fund..............................         0-50%
Multi Cap Value Fund.............................         0-50%
Disciplined Large Cap Value Fund.................         0-50%
Bond Fund........................................         0-20%
Intermediate Bond Fund...........................         0-20%
Short Term Bond Fund.............................         0-20%
U.S. Government Bond Fund........................         0-20%
Prime Money Market Fund..........................         0-10%
U.S. Treasury Money Market Fund..................         0-10%


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Aggressive FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

TECHNOLOGY COMPANIES. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the

FIFTH THIRD LIFEMODEL AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------

economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------


ASSET ALLOCATION STRATEGY


FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond funds and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on stocks:

     o From 60% to 80% of the Fund's total assets will be invested in Fifth Third equity funds.

     o From 20% to 40% of the Fund's total assets will be invested in Fifth Third bond funds.

     o Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:


                                                 PERCENTAGE OF
FUND NAME                                        FUND HOLDINGS
International GDP Fund...........................        0-20%
International Equity Fund........................        0-20%
Technology Fund..................................        0-10%
Small Cap Growth Fund............................        0-40%
Micro Cap Value Fund.............................        0-40%
Mid Cap Growth Fund..............................        0-40%
Large Cap Opportunity Fund.......................        0-40%
Quality Growth Fund..............................        0-40%
Large Cap Core Fund..............................        0-40%
Multi Cap Value Fund.............................        0-40%
Disciplined Large Cap Value Fund.................        0-40%
Bond Fund........................................        0-30%
Intermediate Bond Fund...........................        0-30%
Short Term Bond Fund.............................        0-30%
U.S. Government Bond Fund........................        0-30%
Prime Money Market Fund..........................        0-10%
U.S. Treasury Money Market Fund..................        0-10%


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Aggressive FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Aggressive FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUNDSM
--------------------------------------------------------------------------------

TECHNOLOGY COMPANIES. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL MODERATE FUNDSM
--------------------------------------------------------------------------------


ASSET ALLOCATION STRATEGY


FUNDAMENTAL OBJECTIVE The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds:

     o From 40% to 60% of the Fund's total assets will be invested in Fifth Third equity funds.

     o From 40% to 60% of the Fund's total assets will be invested in Fifth Third bond funds.

     o Up to 15% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:


                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................         0-15%
International Equity Fund........................         0-15%
Technology Fund..................................         0-10%
Small Cap Growth Fund............................         0-30%
Micro Cap Value Fund.............................         0-30%
Mid Cap Growth Fund..............................         0-30%
Large Cap Opportunity Fund.......................         0-30%
Quality Growth Fund..............................         0-30%
Large Cap Core Fund..............................         0-30%
Multi Cap Value Fund.............................         0-30%
Disciplined Large Cap Value Fund.................         0-30%
Bond Fund........................................         0-40%
Intermediate Bond Fund...........................         0-40%
Short Term Bond Fund.............................         0-40%
U.S. Government Bond Fund........................         0-40%
Prime Money Market Fund..........................         0-15%
U.S. Treasury Money Market Fund..................         0-15%


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderate FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FIFTH THIRD LIFEMODEL MODERATE FUNDSM
--------------------------------------------------------------------------------

TECHNOLOGY COMPANIES. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUNDSM
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY


FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on bonds:

     o From 50% to 70% of the Fund's total assets will be invested in Fifth Third bond funds.

     o From 30% to 50% of the Fund's total assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:


                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................         0-10%
International Equity Fund........................         0-10%
Small Cap Growth Fund............................         0-25%
Micro Cap Value Fund.............................         0-25%
Mid Cap Growth Fund..............................         0-25%
Large Cap Opportunity Fund.......................         0-25%
Quality Growth Fund..............................         0-25%
Large Cap Core Fund..............................         0-25%
Multi Cap Value Fund.............................         0-25%
Disciplined Large Cap Value Fund.................         0-25%
Bond Fund........................................         0-50%
Intermediate Bond Fund...........................         0-50%
Short Term Bond Fund.............................         0-50%
U.S. Government Bond Fund........................         0-50%
Prime Money Market Fund..........................         0-20%
U.S. Treasury Money Market Fund..................         0-20%


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Conservative FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Conservative FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUNDSM
--------------------------------------------------------------------------------

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUNDSM
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY


FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third Funds. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

     o From 70% to 90% of the Fund's total assets will be invested in Fifth Third bond funds.

     o From 10% to 30% of the Fund's total assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its asset in the underlying mutual funds within the following ranges:


                                                  PERCENTAGE OF
FUND NAME                                         FUND HOLDINGS
International GDP Fund...........................          0-5%
International Equity Fund........................          0-5%
Small Cap Growth Fund............................         0-15%
Micro Cap Value Fund.............................         0-15%
Mid Cap Growth Fund..............................         0-15%
Large Cap Opportunity Fund.......................         0-15%
Quality Growth Fund..............................         0-15%
Large Cap Core Fund..............................         0-15%
Multi Cap Value Fund.............................         0-15%
Disciplined Large Cap Value Fund.................         0-15%
Bond Fund........................................         0-60%
Intermediate Bond Fund...........................         0-60%
Short Term Bond Fund.............................         0-60%
U.S. Government Bond Fund........................         0-60%
Prime Money Market Fund..........................         0-20%
U.S. Treasury Money Market Fund..................         0-20%


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Conservative FundSM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Conservative FundSM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUNDSM
--------------------------------------------------------------------------------

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

VOLATILITY AND PERFORMANCE INFORMATION This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

STRATEGIC INCOME STYLE

FUNDAMENTAL OBJECTIVE High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

The Fund will respond to and attempt to anticipate economic and market trends. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. The Fund may invest in debt securities of any maturity.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income funds as long as the Fund's total portfolio maintains no more than 20% in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, i.e. it will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% in securities rated BB or lower. Such closed-end funds may invest in debt securities of United States or foreign issuers.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities. Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Intermediate Credit Index is an unmanaged index generally representative of the performance of the bond market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS C SHARES1
--------------------------------------------------------------------------------

Bar Chart:
1992                               7.27%
  93                               8.31%
  94                              -4.85%
  95                              15.79%
  96                               8.66%
  97                              10.98%
  98                               2.94%
  99                              -6.29%
  00                              15.51%
  01                              11.80%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               6.20%
  Worst quarter:                Q4 1999              -4.72%
  Year to Date Return (1/1/02 to 9/30/02)             5.41%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE     PAST YEAR       PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES1 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)                                 3/10/85
   Return Before Taxes                                                               11.80%             6.69%            6.76%
   Return After Taxes on Distributions2                                               9.13%             3.66%            3.74%
   Return After Taxes on Distributions
        and Sale of Fund Shares2                                                      7.13%             3.83%            3.89%
-----------------------------------------------------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE CREDIT INDEX*                                                     9.77%             7.15%            7.42%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Advisor shares of the Fifth Third Strategic
   Income Fund, adjusted to reflect the expenses and sales charges for Class C shares. For the period prior to October 22, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth
   Third/Maxus Income Fund, adjusted to reflect the expenses and sales charges for Class C shares. On October 22, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Strategic Income Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Intermediate Credit Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

FIFTH THIRD TECHNOLOGY FUND
--------------------------------------------------------------------------------


SPECIALTY FUND


FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies.

Technology companies are those that are substantially engaged in developing products, processes or services that provide technological advances. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media and information services companies, and biotechnology. They also may include companies in more traditional industries, such as securities brokers and retailers that have extensively used technological advances to develop new or to improve products or processes.

The Fund generally takes a growth approach to selecting stocks, looking for established companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as, corporate bonds and government securities.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The Fund, by concentrating in technology stocks, assumes the risks of holding technology stocks. For example, technology stocks tend to:

     o    fluctuate in price more widely and rapidly than the market as a whole

     o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor

     o    decline in price due to sector specific developments

     o be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, mid cap and small cap stocks tend to be less liquid and more volatile than large cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks. The Fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

To the extent the Fund invests in companies whose shares are being, or recently have been, offered to the public for the first time, the Fund takes on additional risks, including risks associated with inexperienced management, the risk that a liquid secondary trading market may not develop and risks of greater market volatility often associated with the securities sold in initial public offerings.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

FIFTH THIRD TECHNOLOGY FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and American Depositary Receipts (ADRs). The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------

Bar Chart:
2001                              -33.45%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2001              33.29%
  Worst quarter:                Q3 2001             -35.48%
  Year to Date Return (1/1/02 to 9/30/02)           -57.42%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                                  INCEPTION DATE      PAST YEAR     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                              6/5/00
   Return Before Taxes                                                                                -36.76%          -38.26%
   Return After Taxes on Distributions1                                                               -36.76%          -38.40%
   Return After Taxes on Distributions and Sale of Fund Shares1                                       -22.39%          -29.72%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES2 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                    6/5/00
   Return Before Taxes                                                                                -37.27%          -38.30%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                     6/5/00
   Return Before Taxes                                                                                -33.99%          -36.71%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX*                                                              -24.13%          -30.75%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
MERRILL LYNCH 100 TECHNOLOGY INDEX*                                                                   -32.55%          -39.74%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 6/1/00)
LIPPER SCIENCE & TECHNOLOGY INDEX*                                                                    -34.72%          -37.00%
-----------------------------------------------------------------------------------------------------------------------------------

1 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

2  For the period prior to October 11, 2000, the quoted performance of Class B
   Shares of the Fund reflects the performance of the Class A Shares adjusted to reflect the expenses and sales charges for Class B Shares.

* The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies. The Merrill
   Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and ADRs. The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc. The benchmark index for the Technology Fund has changed from the Morgan Stanley High-Technology
   35 Index in order to better represent the Fund's investment policies for comparison purposes.

FIFTH THIRD WORLDWIDE FUND
--------------------------------------------------------------------------------


SPECIALTY FUND


FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income) consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests primarily in other mutual funds that invest in equity securities on a domestic, international and/or global basis. The Fund will structure its portfolio of mutual funds by (i) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

The Fund may invest in index funds and/or leveraged index funds when the Advisor believes that equity prices in general are likely to rise in the near term. Leveraged funds attempt to magnify the results of an investment through the investment in futures contracts and options on securities, future contracts, and stock indices. For example, a leveraged index fund may perform (increase or decrease) at 150% of the index's performance to which it was correlated. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated.

The Fund may invest in bear funds and/or leveraged bear funds when the Advisor believes that equity prices in general are likely to decline in the near term. A bear fund has an inverse relationship to the general market and seeks capital appreciation when the market is overvalued. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek profit from anticipated decreases in the indexes to which such funds generally are inversely correlated. Leveraged bear funds attempt to magnify the results of a regular bear fund. For example, a leveraged bear fund may perform (increase or decrease) at 150% of a regular bear fund.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends and Capital Gains" below.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in other funds which have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

Because the Fund primarily invests in other mutual funds which invest in equity securities, the Fund is subject to the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions.

The Fund may invest in index funds or leveraged funds. If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

The Fund may also invest in bear funds or leveraged bear funds. If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

The Fund may invest in a manner that anticipates market trends and market-moving events. For example, the Fund may invest in index and leveraged index funds when the Advisor expects the market to increase and invest in bear and leveraged bear funds when the market is anticipated to decrease. These techniques may produce substantial losses where the market behaves in a manner contrary to the Advisor's expectations.

The portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial

FIFTH THIRD WORLDWIDE FUND
--------------------------------------------------------------------------------

transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

An investor in the Fund will bear not only his proportionate share of the expenses of the Fund, but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses, and other miscellaneous expenses.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Morgan Stanley Capital International World Index is an unmanaged index generally representative of the performance of the equity markets of 23 developed countries as a whole.

The table assumes that shareholders redeem their fund shares at the end of the period indicated. The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS C SHARES1
--------------------------------------------------------------------------------

Bar Chart:
  1994                              -3.82%
    95                              13.90%
    96                              20.29%
    97                               5.01%
    98                              34.38%
    99                              50.05%
    00                             -12.82%
    01                             -12.49%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              27.34%
  Worst quarter:                Q3 2001             -17.05%
  Year to Date Return (1/1/02 to 9/30/02)           -25.77%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE    PAST YEAR     PAST 5 YEARS      SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES1 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   4/30/93
   Return Before Taxes                                                              -12.49%            10.04%           10.11%
   Return After Taxes on Distributions2                                             -12.84%             7.36%            7.26%
   Return After Taxes on Distributions and Sale of Fund Shares2                      -7.62%             7.22%            7.07%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 5/1/93)
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX*                                   -16.52%             5.74%            8.87%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Advisor shares of the Fifth Third Worldwide
   Fund, adjusted to reflect the expenses and sales charges for Class C shares.
   For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus
   Laureate Fund, adjusted to reflect the expenses and sales charges for Class C shares. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth
   Third Worldwide Fund.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


SPECIALTY FUND


FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

The Fund uses a top-down strategy of selecting securities in its portfolio. It allocates assets among geographic regions and individual countries and sectors, rather than emphasizing individual stock selection. The Fund capitalizes on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based on three factors: (i) valuation, (ii) fundamental change, and (iii) market momentum/technicals. Valuation factors include price/book values and price/cash earnings. Fundamental change factors include incremental shifts in economic growth, interest rates, the political, social, business, and regulatory environment, and monetary and fiscal policy. Market momentum/technical factors include market capitalization, liquidity, volatility, and investor sentiment.

The Fund's investment subadvisor analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, and Far East Index(R) (the "EAFE Index").1 Although the Fund invests primarily in established foreign securities markets, from time to time, it may also invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. In selecting stocks in a specific country or sector, the Fund invests in "baskets" of common stocks and other equity securities. By investing in these "baskets," the Fund generally attempts to replicate a broad market index (which is usually the Morgan Stanley Capital International Index or other index for a specific country or sector) in order to track the underlying performance of that index. Because the Fund employs a top-down strategy, the portfolio construction does not lend itself to individual stock selection.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.


--------------------
1 "EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Morgan Stanley Capital International EAFE Index(R) (the "EAFE Index") is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1995                              11.29%
  96                               8.54%
  97                               7.96%
  98                              19.34%
  99                              25.74%
  00                             -14.43%
  01                             -18.01%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1999              17.70%
  Worst quarter:                Q3 1998             -11.88%
  Year to Date Return (1/1/02 to 9/30/02)           -17.90%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE    PAST YEAR      PAST 5 YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                              8/18/94
   Return Before Taxes                                                              -22.07%             1.55%            2.78%
   Return After Taxes on Distributions1                                             -22.46%            -0.35%            1.05%
   Return After Taxes on Distributions and Sale of Fund Shares1                     -13.45%             0.87%            1.77%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES2 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    8/18/94
   Return Before Taxes                                                              -22.70%             1.49%            2.73%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    8/18/94
   Return Before Taxes                                                              -18.70%             1.99%            3.01%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 9/1/94)
EAFE INDEX(R)*                                                                      -21.21%             1.17%            2.59%
-----------------------------------------------------------------------------------------------------------------------------------

1 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

2 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

3 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.

* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

FIFTH THIRD INTERNATIONAL GDP FUND
--------------------------------------------------------------------------------


SPECIALTY FUND



FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of its total assets in the common and preferred stocks of companies located in at least three countries in Europe, Australia and the Pacific Rim.

The Advisor considers the size and growth of a country's Gross Domestic Product and market capitalization relative to other countries when determining region and country allocations among Europe, Australia and the Pacific Rim. Allocation among companies is determined based on a stock's attractiveness, industry attractiveness, and stock market capitalization. Stocks are selected from the countries represented in the Morgan Stanley Capital International Europe, Australasia, and Far East Equity Index(R) (the "EAFE Index").* The allocation of Fund assets may shift from time to time from countries that the Fund considers overvalued to countries that it considers undervalued. Although the Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its assets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in the index it attempts to replicate. The Fund may at times invest more than 25% of its total assets in a particular country.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized, and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

The International GDP Fund may invest more than 25% of its assets in particular foreign country. A concentration of investments in any one country could expose the Fund to increased risk due to changes in the economic or political environment within that country.



--------------------
* "EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to three relative broad-based securities indices. The Morgan Stanley Capital International EAFE Index(R) (the "EAFE Index") is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks. The Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1993                              29.93%
  94                               5.51%
  95                              12.86%
  96                               5.57%
  97                               2.25%
  98                              17.60%
  99                              27.60%
  00                             -17.61%
  01                             -23.84%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              19.36%
  Worst quarter:                Q3 2001             -15.19%
  Year to Date Return (1/1/02 to 9/30/02)           -22.59%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent International Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third International GDP Fund.

FIFTH THIRD INTERNATIONAL GDP FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                 INCEPTION DATE     PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 5.00% SALES CHARGE)                           12/4/92
   Return Before Taxes                                                              -27.63%            -1.71%            4.56%
   Return After Taxes on Distributions2                                             -28.46%            -2.77%            3.52%
   Return After Taxes on Distributions and Sale of Fund Shares2                     -16.25%            -1.37%            3.56%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  12/4/92
   Return Before Taxes                                                              -27.91%            -1.79%            4.55%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  12/4/92
   Return Before Taxes                                                              -24.33%            -1.42%            4.40%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(R)*                                 -21.21%             1.17%            6.79%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX**                                 -19.64%             6.56%           11.92%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC RIM INDEX***                           -25.22%            -7.60%           -0.39%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent International Growth Fund, adjusted to reflect the expenses and sales charges for Class A shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent International Growth Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

** The Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks.

*** The Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region.

FIFTH THIRD BOND FUND
--------------------------------------------------------------------------------


FIXED-INCOME STYLE TAXABLE


FUNDAMENTAL OBJECTIVE High current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds, including U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. At the time of investment, each of those securities has a remaining maturity or average life of 7 to 20 years. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category by Moody's, or their unrated equivalents.

The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity, stated interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

FIFTH THIRD BOND FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Long Government/Credit Bond Index are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1996                               1.16%
  97                              10.19%
  98                               9.04%
  99                              -4.76%
  00                              11.65%
  01                               6.99%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1997               4.57%
  Worst quarter:                Q1 1996              -3.78%
  Year to Date Return (1/1/02 to 9/30/02)             7.96%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE     PAST YEAR        PAST 5 YEARS  SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES2 (WITH 4.75% SALES CHARGE)                             3/22/95
   Return Before Taxes                                                                1.95%             5.42%            6.27%
   Return After Taxes on Distributions3                                              -0.27%             2.65%            3.41%
   Return After Taxes on Distributions and Sale of Fund Shares3                       1.16%             2.95%            3.58%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES4 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    3/20/95
   Return Before Taxes                                                                1.03%             5.34%            6.21%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    3/20/95
   Return Before Taxes                                                                6.14%             5.68%            6.23%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX*                                         8.98%             7.09%            7.40%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LEHMAN BROTHERS LONG GOVERNMENT/CREDIT BOND INDEX**                                   7.26%             8.05%            9.08%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Income Fund. On
   October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.

2 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Income Fund, adjusted to reflect the expenses and sales charges for Class A shares.

3 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

4 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The Lehman Brothers Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

** The Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

FIFTH THIRD INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


FIXED-INCOME STYLE TAXABLE


FUNDAMENTAL OBJECTIVE High level of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the following types of investment grade bonds: corporate securities, mortgage-backed securities, and securities of the U.S. Treasury and U.S. Government agencies and instrumentalities. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Fund strives to manage its portfolio so that it receives a fairly consistent level of income regardless of fluctuations in interest rates. Additionally, the Fund may seek some capital appreciation, especially when bond prices are rising, if the Advisor believes that the Fund can realize such appreciation without foregoing its objective of high current income.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1993                               8.18%
    94                              -3.01%
    95                              15.75%
    96                               2.76%
    97                               7.62%
    98                               7.26%
    99                              -1.36%
    00                               9.44%
    01                               7.94%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1995               5.48%
  Worst quarter:                Q1 1994              -2.48%
  Year to Date Return (1/1/02 to 9/30/02)             6.72%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Bond Fund.

FIFTH THIRD INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE     PAST YEAR      PAST 5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 3.50% SALES CHARGE)                            11/25/92
   Return Before Taxes                                                                4.17%             5.36%            5.48%
   Return After Taxes on Distributions2                                               2.00%             3.03%            3.08%
   Return After Taxes on Distributions and Sale of Fund Shares2                       2.51%             3.10%            3.15%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    11/2/92
   Return Before Taxes                                                                2.19%             4.99%            5.27%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    11/2/92
   Return Before Taxes                                                                7.27%             5.33%            5.09%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 11/1/92)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)*                         6.70%             7.40%            6.74%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Bond Fund, adjusted to reflect the expenses and sales charges for Class A shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Intermediate Bond Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------


FIXED-INCOME STYLE TAXABLE


FUNDAMENTAL OBJECTIVE Current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds including corporate and government debt securities. The Fund's dollar-weighted average maturity will be less than three years. The Fund is permitted to purchase U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities), mortgage-backed securities and investment-grade corporate debt obligations (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of between one and three years.

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well, as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Merrill Lynch 1-3 Year Government Corporate Index is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years, the 91-Day Treasury Bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days, and the Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products.

The table assumes that shareholders redeem their fund shares at the end of the period indicated. The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
  1993                              3.04%
    94                              1.00%
    95                             10.29%
    96                              4.06%
    97                              6.26%
    98                              6.00%
    99                              2.35%
    00                              7.96%
    01                              7.75%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 1995               3.24%
  Worst quarter:                Q1 1996              -0.05%
  Year to Date Return (1/1/02 to 9/30/02)             3.50%

--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Short Term Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Short Term Bond Fund.

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                 INCEPTION DATE      PAST YEAR     PAST 5 YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 3.50% SALES CHARGE)                           12/4/92
   Return Before Taxes                                                                3.98%             5.30%            4.96%
   Return After Taxes on Distributions2                                               1.84%             2.98%            2.75%
   Return After Taxes on Distributions and Sale of Fund Shares2                       2.39%             3.05%            2.83%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
MERRILL LYNCH 1-3 YEAR GOVERNMENT CORPORATE INDEX*                                    8.71%             6.73%            6.24%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
CONSUMER PRICE INDEX**                                                                1.55%             2.18%            2.43%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 12/1/92)
91-DAY TREASURY BILL***                                                               3.43%             4.84%            4.67%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Short Term Bond Fund, adjusted to reflect the expenses and sales charges for Class A shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Merrill Lynch 1-3 Year Government Corporate Index is an unmanaged index of U.S. Government securities and short-term domestic investment-grade bonds with maturities between 1 and 2.99 years.

** The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

***The 91-day Treasury Bill return tracks in the investment return paid on U.S.
   Treasury bills maturing in 91 days.

FIFTH THIRD U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAXABLE


FUNDAMENTAL OBJECTIVE High level of current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government bonds. The Fund seeks to maintain a dollar-weighted average maturity of between two and ten years.

U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Government and obligations issued by the agencies or instrumentalities of the U.S. Government but not guaranteed by the U.S. Government, including securities issued or sponsored by Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie
Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), and includes mortgage backed securities.

U.S. Treasury securities are debt obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. While there are different degrees of credit quality, all U.S. Government securities generally are considered highly credit worthy.

In selecting portfolio securities, the Fund generally considers, among other things, stated interest rates and the price of a security. The Fund attempts to limit volatility of Fund share prices by managing the average life of the Fund's investment portfolio.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Bond Index(R) ("LBIGBI") is an unmanaged index generally representative of intermediate-term government bonds.

The returns assume that Fund distributions have been reinvested. The returns for Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class C Shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1992                              5.27%
  93                              6.19%
  94                             -2.18%
  95                              13.01%
  96                              2.45%
  97                              7.14%
  98                              7.38%
  99                              0.02%
  00                              9.15%
  01                              7.54%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q3 2001               4.89%
  Worst quarter:                Q1 1994              -1.99%
  Year to Date Return (1/1/02 to 9/30/02)             7.64%

--------------------
1 The quoted performance of the U.S. Government Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the U.S. Government Bond Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

FIFTH THIRD U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                INCEPTION DATE      PAST YEAR      PAST 5 YEARS     PAST 9 YEARS      PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 4.75% SALES CHARGE)1          1/1/86
   Return Before Taxes                                               2.46%            5.17%             4.97%            5.00%
   Return After Taxes on Distributions2                              0.60%            3.11%             2.81%             N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                      1.46%            3.08%             2.85%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/86
   Return Before Taxes                                               6.61%            5.43%             4.67%            4.73%
-----------------------------------------------------------------------------------------------------------------------------------
LBIGBI(R)*                                                           8.42%            7.06%             6.62%            6.65%
-----------------------------------------------------------------------------------------------------------------------------------

1 The quoted performance of the U.S. Government Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the U.S. Government Bond Fund's commencement of operations on November 20, 1992, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.

* The LBIGBI is an unmanaged index generally representative of intermediate-term government bonds.

FIFTH THIRD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


FIXED-INCOME STYLE TAXABLE

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. The Fund maintains a dollar-weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise, the risk of an issuer defaulting on its obligations of paying principal and interest, and tax risk. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

In addition, because revenue bonds [and limited obligation securities] are not general obligations of the issuer, the Fund will have limited recourse in the event of a default or termination of these securities.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index(R) ("LBMBI") is an unmanaged index that generally is representative of the municipal bonds market.
The returns assume that Fund distributions have been reinvested.

The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1996              3.53%
97                8.32%
98                5.43%
99               -3.40%
00               11.97%
01                3.89%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               4.83%
  Worst quarter:                Q2 1999              -2.30%
  Year to Date Return (1/1/02 to 9/30/02)             9.75%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Tax-Free Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.

FIFTH THIRD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE     PAST YEAR      PAST 5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 4.75% SALES CHARGE)                            3/31/95
   Return Before Taxes                                                               -1.01%             4.10%            4.78%
   Return After Taxes on Distributions2                                              -1.77%             3.89%            4.53%
   Return After Taxes on Distributions and Sale of Fund Shares2                       1.22%             4.04%            4.56%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    3/20/95
   Return Before Taxes                                                               -2.07%             3.96%            4.72%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    3/20/95
   Return Before Taxes                                                                2.99%             4.32%            4.73%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 4/1/95)
LBMBI(R)*                                                                             5.08%             5.97%            6.52%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses and sales charges for Class A shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The LBMBI(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAX-FREE


FUNDAMENTAL OBJECTIVE High level of current income that is exempt from federal regular income taxes.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds, which pay interest that is exempt from federal income tax. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. The securities generally are issued by U.S. states, counties, cities, towns, territories and public authorities. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by Moody's, or their unrated equivalents.

Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

In selecting portfolio securities the Fund generally considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a portfolio with an intermediate average life.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities.

The returns assume that Fund distributions have been reinvested. The returns for Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1993               8.29%
94                -3.03%
95                12.76%
96                 3.17%
97                 6.80%
98                 5.09%
99                -1.27%
00                 8.72%
01                 4.47%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               5.38%
  Worst quarter:                Q1 1994              -3.97%
  Year to Date Return (1/1/02 to 9/30/02)             7.78%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Tax-Free Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.

FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE     PAST YEAR       PAST 5 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1 (WITH 3.50% SALES CHARGE)                           12/18/92
   Return Before Taxes                                                                0.77%             3.96%            4.51%
   Return After Taxes on Distributions2                                              -0.12%             3.75%            4.37%
   Return After Taxes on Distributions and Sale of Fund Shares2                       1.95%             3.87%            4.36%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  12/16/92
   Return Before Taxes                                                               -1.27%             3.59%            4.24%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES3 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  12/16/92
   Return Before Taxes                                                                3.71%             3.94%            4.10%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 12/31/92)
LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX*                   7.01%             5.28%            5.01%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 12/31/92)
LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX**                   7.08%             5.80%            5.50%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Tax-Free Fund, adjusted to reflect the expenses and sales charges for Class A shares.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Intermediate Tax-Free Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

** The Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities not less than four years but no more than six years.

FIFTH THIRD OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAX-FREE


FUNDAMENTAL OBJECTIVE Current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond securities which pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. The securities generally are issued by the State of Ohio, as well as political or governmental subdivisions, agencies or instrumentalities of Ohio. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by Moody's, or their unrated equivalents.

Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

In selecting portfolio securities, the Fund considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a dollar weighted average portfolio maturity of 3.5 years to 7.5 years. No purchases in the Fund will have an effective maturity of greater than 15 years.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligation to pay principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

This Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and thus, could be significantly affected by the performance of one or a small number of issuers.

Because the Fund is non-diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio municipal securities or the ability of issuers to make timely payments of interest and principal.

In addition, because revenue bonds and limited obligation securities are not general obligations of the issuers, the Fund will have limited recourse in the event of a default or termination of these securities.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of The Internal Revenue Code, which would create adverse tax consequences.

FIFTH THIRD OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index(R) ("LBMBI") is an unmanaged index that generally is representative of the municipal bond market.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1992                6.24%
  93                6.71%
  94               -4.01%
  95               13.72%
  96                3.48%
  97                6.92%
  98                5.50%
  99               -3.17%
  00                8.72%
  01                4.23%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               5.53%
  Worst quarter:                Q1 1994              -3.78%
  Year to Date Return (1/1/02 to 9/30/02)             7.63%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                               INCEPTION DATE      PAST YEAR      PAST 5 YEARS      PAST 8 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 4.75% SALES CHARGE)1          1/1/87
   Return Before Taxes                                              -0.77%            3.35%             3.64%            4.20%
   Return After Taxes on Distributions2                             -0.77%            3.30%             3.61%             N/A
   Return After Taxes on Distributions
       and Sale of Fund Shares2                                      0.97%            3.44%             3.69%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES3 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/87
   Return Before Taxes                                              -1.89%            3.08%             3.11%            4.08%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)               1/1/87
   Return Before Taxes                                               3.42%            3.70%             3.49%            3.49%
-----------------------------------------------------------------------------------------------------------------------------------
LBMBI(R)*                                                            5.08%            5.97%             5.67%            6.63%
-----------------------------------------------------------------------------------------------------------------------------------

1 The quoted performance of the Ohio Municipal Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

4 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.

* The LBMBI(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

FIXED-INCOME STYLE TAX-FREE


FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations which consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal income taxes. In addition, under normal circumstances, the Fund invests at least 80% of its assets in municipal obligations issued by the State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity of between two and five years. No security in the Fund will have a remaining maturity of more than ten years.

The Fund will purchase securities rated in one of the four highest rating categories by a rating agency (for example, BBB or higher by Standard & Poor's or Baa or higher by Moody's), or unrated securities of comparable quality. While maturity and credit quality are the most important investment factors, the Advisor also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Bond Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities.

The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1994                0.16%
  95                8.01%
  96                3.36%
  97                5.38%
  98                4.60%
  99                0.51%
  00                6.05%
  01                5.33%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 1995               2.98%
  Worst quarter:                Q1 1994              -1.57%
  Year to Date Return (1/1/02 to 9/30/02)             5.53%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE    PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES2 (WITH 4.75% SALES CHARGE)                            5/11/93
   Return Before Taxes                                                                0.36%             3.35%            3.58%
   Return After Taxes on Distributions3                                               0.19%             3.30%            3.55%
   Return After Taxes on Distributions and Sale of Fund Shares3                       1.75%             3.44%            3.61%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES4 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    5/3/93
   Return Before Taxes                                                               -0.53%             3.14%            3.44%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES4 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    5/3/93
   Return Before Taxes                                                                4.46%             3.49%            3.31%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (SINCE 5/1/93)
LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX*                   7.01%             5.28%            4.91%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Michigan
   Municipal Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Bond Fund.

2 For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the expenses and sales charges for Class A shares.

3 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.
   Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

4 For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional
   Shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

FIFTH THIRD PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

MONEY MARKET


FUNDAMENTAL OBJECTIVE Current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. Foreign investment risk involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1993                2.69%
  94                3.83%
  95                5.60%
  96                5.04%
  97                5.21%
  98                5.05%
  99                4.53%
  00                5.80%
  01                3.59%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.51%
  Worst quarter:                Q4 2001               0.50%
  Year to Date Return (1/1/02 to 9/30/02)             0.95%

FIFTH THIRD PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE     PAST YEAR        PAST 5 YEARS  SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                       8/11/92
   Return Before Taxes                                                                 3.59%              4.83%          4.95%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES1 (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   8/11/92
   Return Before Taxes                                                                -2.20%              3.65%          4.23%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES2                                                      8/11/92           2.80%              3.99%          3.71%
-----------------------------------------------------------------------------------------------------------------------------------

1 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

2 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period from August 11, 1992 through October 10, 2000, and on the performance for Class B shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period from October 11, 2000 to the commencement of operations of Class C shares on May 1, 2002.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.


FIFTH THIRD GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------


MONEY MARKET


FUNDAMENTAL OBJECTIVE High current income consistent with stability of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of U.S. Treasury bills and notes and other obligations issued by the U.S. Government and it agencies or instrumentalities, repurchase agreements collateralized by these securities, and shares of registered money market investment companies that invest exclusively in these securities. Agency securities are generally limited to those that are considered tax advantaged by some states.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1992                3.36%
  93                2.69%
  94                3.84%
  95                5.51%
  96                4.96%
  97                5.10%
  98                4.92%
  99                4.40%
  00                5.65%
  01                3.47%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.48%
  Worst quarter:                Q4 2001               0.45%
  Year to Date Return (1/1/02 to 9/30/02)             0.80%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                 INCEPTION DATE       PAST YEAR       PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                      11/25/91
   Return Before Taxes                                                                  3.47%             4.71%           4.39%
-----------------------------------------------------------------------------------------------------------------------------------


To obtain current yield information, visit www.53.com or call 1-800-282-5706.

                     [This Page is intentionally left Blank]

FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

MONEY MARKET


FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES The Fund, under normal circumstances, invests at least 80% of its assets in municipal obligations, which consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal income taxes. The securities will have short-term debt ratings in the two highest rating categories of at least one Rating Agency or will be unrated securities of comparable quality. Under normal circumstances, the Fund will invest at least 80% of its total assets in municipal obligations issued by the State of Michigan and its localities.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

Due to the level of investment in municipal obligations issued by the State of Michigan and its local governments, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1993                1.80%
  94                2.38%
  95                3.48%
  96                3.11%
  97                3.31%
  98                3.06%
  99                2.86%
  00                3.70%
  01                2.22%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q2 2000               0.96%
  Worst quarter:                Q4 1993               0.32%
  Year to Date Return (1/1/02 to 9/30/02)             0.77%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Michigan Municipal Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Money Market Fund.

FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                  INCEPTION DATE    PAST YEAR      PAST 5 YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1                                                     12/15/92
   Return Before Taxes                                                                2.22%             3.03%            2.86%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Michigan
   Municipal Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Money Market Fund.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

MONEY MARKET


FUNDAMENTAL OBJECTIVE Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager.

Under normal circumstances, at least 80% of its assets are invested in municipal securities, which include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. Those securities tend to be:

     o general obligation bonds where principal and interest are paid from general tax revenues received by the issuer;

     o revenue bonds, where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

     o industrial development bonds, where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by U.S. Treasury securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1
--------------------------------------------------------------------------------
Bar Chart:
1992                2.42%
  93                1.81%
  94                2.10%
  95                2.95%
  96                2.72%
  97                2.75%
  98                2.68%
  99                2.79%
  00                3.81%
  01                2.42%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.01%
  Worst quarter:                Q4 2001               0.39%
  Year to Date Return (1/1/02 to 9/30/02)             0.81%


--------------------
1 For the period prior to September 21, 1998, the quoted performance of the Fund reflects the performance of the Investor Shares of the Cardinal Tax Exempt Money Market Fund. On September 21, 1998, that Fund, a registered open-end investment company managed by The Ohio Company, was consolidated into Fifth Third Municipal Money Market Fund.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================================================
                                                                 INCEPTION DATE      PAST YEAR        PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES1                                                      9/7/83
   Return Before Taxes                                                                  2.42%             2.89%           2.64%
-----------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to September 21, 1998, the quoted performance of the Fund reflects the performance of the Investor Shares of the Cardinal Tax
   Exempt Money Market Fund. On September 21, 1998, that Fund, a registered open-end investment company managed by The Ohio Company, was consolidated into Fifth Third Municipal Money Market Fund.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.


SHAREHOLDER FEES                                           EQUITY FUNDS (GROWTH STYLE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                FIFTH THIRD                FIFTH THIRD               FIFTH THIRD               FIFTH THIRD
                                 SMALL CAP                  MID CAP                  LARGE CAP                  QUALITY
                                 GROWTH FUND               GROWTH FUND            OPPORTUNITY FUND             GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                            A         B       C        A        B       C        A        B        C       A        B        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES           5.00%     None    None     5.00%    None    None     5.00%    None     None    5.00%    None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS   None      None    None     None     None    None     None     None     None    None     None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD             None     5.00%1  1.00%2    None    5.00%1  1.00%2    None    5.00%1   1.00%2   None    5.00%1   1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES           0.70%     0.70%   0.70%    0.80%    0.80%   0.80%    0.80%    0.80%    0.80%   0.80%    0.80%    0.80%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
   (12B-1) FEES           0.25%     1.00%   0.75%    0.25%    1.00%   0.75%    0.25%    1.00%    0.75%   0.25%    1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES            0.26%     0.28%   0.52%    0.34%    0.35%   0.59%    0.58%    0.47%    0.83%   0.29%    0.30%    0.54%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES    1.21%4    1.98%3  1.97%3   1.39%3   2.15%3  2.14%3    1.63%    2.27%    2.38%   1.34%    2.10%    2.09%
-----------------------------------------------------------------------------------------------------------------------------------

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 The Fund's Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Small Cap Growth Fund to: 1.93% for Class B shares, and 1.93% for
   Class C shares; for the Mid Cap Growth Fund to: 1.36% for Class A shares,
   2.12% for Class B shares, and 2.12% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

4 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Small Cap Growth Fund to: 1.17% for Class A shares. These waivers and/or expense reimbursements will remain in effect until April 2, 2003 for the Small Cap Growth Fund. After April 2, 2003, the Fund's Advisor and
   Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Small Cap Growth Fund to 1.17% for Class A shares. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


SHAREHOLDER FEES                                                         EQUITY FUNDS (CORE STYLE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                          FIFTH THIRD               FIFTH THIRD               FIFTH THIRD
                                                           LARGE CAP                EQUITY INDEX                BALANCED
                                                            CORE FUND                   FUND                      FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                       A        B       C        A        B        C       A        B        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES     5.00%   None     None     5.00%    None    None     5.00%    None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                              None    None     None     None     None     None     None     None    None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                          None    5.00%1  1.00%2    None     5.00%1   1.00%2   None    5.00%1   1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                      0.70%   0.70%   0.70%     0.30%    0.30%    0.30%   0.80%    0.80%    0.80%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                    0.25%   1.00%   0.75%     0.25%    1.00%    0.75%   0.25%    1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                       0.27%   0.29%   0.52%     0.26%    0.27%    0.53%   0.33%    0.34%    0.58%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.22%   1.99%3  1.97%3    0.81%    1.57%3   1.58%3  1.38%3   2.14%3   2.13%3
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENTS4            0.05%    --       --      0.16%     --      --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                         1.17%     --      --      0.65%     --       --      --       --       --
-----------------------------------------------------------------------------------------------------------------------------------

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 The Fund's Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Large Cap Core Fund to: 1.93% for Class B shares and 1.90% for
   Class C shares; for the Equity Index Fund to: 1.40% for Class B shares and
   1.41% for Class C shares; and for the Balanced Fund to: 1.34% for Class A shares: 2.10% for Class B shares, and 2.09% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

4 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Large Cap Core Fund to: 1.17% for Class A shares and for the Equity Index
   Fund to 0.65% for Class A shares. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES                                                        EQUITY FUNDS (VALUE STYLE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                          FIFTH THIRD                FIFTH THIRD               FIFTH THIRD
                                                           MICRO CAP                 MULTI CAP             DISCIPLINED LARGE
                                                           VALUE FUND                VALUE FUND              CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                       A        B       C        A        B        C       A        B        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES     5.00%   None     None     5.00%    None    None     5.00%    None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                              None     None    None     None     None     None    None     None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                          None     5.00%1  1.00%2   None     5.00%1   1.00%2   None    5.00%1   1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                      1.00%    1.00%   1.00%    1.00%    1.00%    1.00%   0.80%    0.80%    0.80%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                    0.25%    1.00%   0.75%    0.25%    1.00%   0.75%    0.25%    1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                       0.70%    0.72%   0.98%    0.54%    0.53%    0.78%   0.38%    0.40%    0.64%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES3                1.95%    2.72%   2.73%    1.79%    2.53%    2.53%   1.43%    2.20%    2.19%
-----------------------------------------------------------------------------------------------------------------------------------

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 The Fund's Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Micro Cap Value Fund to: 1.65% for Class A shares, 2.42% for Class B shares and 2.42% for Class C shares; for the Multi Cap Value
   Fund to: 1.58% for Class A shares, 2.34%, for Class B shares and 2.34% for
   Class C shares; and for the Disciplined Large Cap Value Fund to: 1.40% for
   Class A shares; 2.17% for Class B shares, and 2.16% for Class C shares.
   These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


SHAREHOLDER FEES                                                          ASSET ALLOCATION FUNDS--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                           FIFTH THIRD               FIFTH THIRD               FIFTH THIRD
                                                            LIFEMODEL           LIFEMODEL MODERATELY       LIFEMODEL MODERATE
                                                        AGGRESSIVE FUNDSM         AGGRESSIVE FUNDSM              FUNDSM
-----------------------------------------------------------------------------------------------------------------------------------
                                                       A        B       C        A        B        C       A        B        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES     5.00%    None    None     5.00%    None     None    5.00%    None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                              None     None    None     None     None     None    None     None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                          None     5.00%1 1.00%2    None    5.00%1   1.00%2   None    5.00%1   1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                      0.15%    0.15%   0.15%    0.15%    0.15%    0.15%   0.15%    0.15%    0.15%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                    0.25%    1.00%   0.75%    0.25%    1.00%   0.75%    0.25%    1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES3                                      0.92%    0.92%   1.17%    0.92%    0.92%    1.17%   0.92%    0.92%    1.17%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES4                1.32%    2.07%   2.07%    1.32%    2.07%    2.07%   1.32%    2.07%    2.07%
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENTS5                     0.99%   0.99%    0.99%    0.99%    0.99%   0.99%    0.99%    0.99%
   0.99%
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                         0.33%    1.08%   1.08%    0.33%    1.08%    1.08%   0.33%    1.08%    1.08%
-----------------------------------------------------------------------------------------------------------------------------------

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3  Other expenses are based on estimated amounts for the current fiscal year.

4 Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of each Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.88% for Class A shares, 2.63% for Class B shares and 2.63% for Class C shares of the Aggressive Fund; 1.72 for Class
   A shares, 2.47% for Class B shares and 2.47% for Class C shares of the Moderately Aggressive Fund; and 1.80% for Class A shares, 2.55% for Class B shares and 2.55% for Class C shares of the Moderate Fund.

5 The Funds' Advisor has contractually agreed to waive fees and/or reimburse expenses through November 30, 2005, to limit total annual fund operating expenses for the Aggressive Fund to: 0.33% for Class A shares, 1.08% for Class B shares and 1.08% for Class C shares; for the Moderately Aggressive
   Fund to: 0.33% for Class A shares, 1.08% for the Class B shares and 1.08% for Class C shares; and for the Moderate Fund to: 0.33% for Class A shares, 1.08% for Class B shares and 1.08% for Class C shares. Under the terms of the Expense Limitation Agreement, fees waived or expenses reimbursed by the Advisor are subject to reimbursement by the Fund only during a month in which the Expense Limitation Agreement is in effect, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described above.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES                                                                     ASSET ALLOCATION FUNDS--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     FIFTH THIRD               FIFTH THIRD
                                                                                LIFEMODEL MODERATELY            LIFEMODEL
                                                                                 CONSERVATIVE FUNDSM       CONSERVATIVE FUNDSM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 A         B        C       A       B        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                               5.00%     None    None    5.00%    None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                    None      None    None    None     None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                    None     5.00%1   1.00%2  None    5.00%1   1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                0.15%    0.15%    0.15%   0.15%    0.15%    0.15%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                                              0.25%    1.00%    0.75%   0.25%    1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES3                                                                0.92%    0.92%    1.17%   0.92%    0.92%    1.17%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES4                                          1.32%    2.07%    2.07%   1.32%    2.07%    2.07%
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENTS5                                      0.99%    0.99%    0.99%   0.99%    0.99%    0.99%
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                   0.33%    1.08%    1.08%   0.33%    1.08%    1.08%
-----------------------------------------------------------------------------------------------------------------------------------

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3  Other expenses are based on estimated amounts for the current fiscal year.

4 Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of the Conservative Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.55% for Class A shares, 2.30% for Class B shares and 2.30% for Class C shares; and of the Moderately
   Conservative Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.63% for Class A shares, 2.38% for Class B shares and 2.38% for Class C shares.

5 The Funds' Advisor has contractually agreed to waive fees and/or reimburse expenses through November 30, 2005, to limit total annual fund operating expenses for the Conservative Fund to: 0.33% for Class A shares, 1.08% for Class B shares, and 1.08% for Class C shares; and for the Moderately
   Conservative Fund to: 0.33% for Class A shares, 1.08% for Class B shares, and
   1.08% for Class C shares. Under the terms of the Expense Limitation
   Agreement, fees waived or expenses reimbursed by the Advisor are subject to reimbursement by the Fund only during a month in which the Expense Limitation
   Agreement is in effect, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described above.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES                                                                  STRATEGIC INCOME STYLE--FEE TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                                          FIFTH THIRD STRATEGIC
                                                                                              INCOME FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                                   C
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                                 None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                                      None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                                     1.00%1
-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                 1.00%
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                                                               0.75%
-------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                                  0.91%
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                            2.66%2
-------------------------------------------------------------------------------------------------------------------

* In addition to the expenses shown above, if you buy and hold shares of the Strategic Income Fund you will indirectly bear your pro rata share of the fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the underlying funds. Expenses shown do not include expenses of the underlying funds in which the Fund invests.

1 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

2 The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Strategic Income Fund to 2.37% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.

SHAREHOLDER FEES                                                 SPECIALTY FUNDS--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                FIFTH THIRD               FIFTH THIRD               FIFTH THIRD               FIFTH THIRD
                                 TECHNOLOGY                WORLDWIDE               INTERNATIONAL             INTERNATIONAL
                                    FUND                      FUND*                  EQUITY FUND                GDP FUND
-----------------------------------------------------------------------------------------------------------------------------------
                            A         B       C                 C                A        B        C       A        B        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES           5.00%     None    None              None             5.00%    None     None    5.00%    None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS   None      None    None              None             None     None     None    None     None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD             None      5.00%1  1.00%2            1.00%2            None    5.00%1   1.00%2   None    5.00%1   1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES           1.00%     1.00%   1.00%             1.00%            1.00%    1.00%    1.00%   0.75%    0.75%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
   (12B-1) FEES           0.25%     1.00%   0.75%             0.75%            0.25%    1.00%    0.75%   0.25%    1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES            0.50%     0.51%   0.70%             1.07%            0.37%    0.38%    0.63%   0.31%    0.29%    0.48%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES     1.75%     2.51%   2.45%            2.82%3            1.62%    2.38%    2.38%   1.31%4  2.04%3   1.98%3
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR
   EXPENSE REIMBURSEMENTS  --        --      --                --               --       --       --     0.05%4    --       --
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES               --        --      --                --               --       --       --     1.26%     --       --
-----------------------------------------------------------------------------------------------------------------------------------

* In addition to the expenses shown above, if you buy and hold shares of the Worldwide Fund you will indirectly bear your pro rata share of the fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the underlying funds. Expenses shown do not include expenses of the underlying funds in which the Fund invests.

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Worldwide Fund to 2.45% for Class C shares and for the International GDP Fund to 2.00% for Class B shares, 1.98% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

4 The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the International GDP Fund to: 1.26% for Class A shares. These waivers and/or expense reimbursements will remain in effect until April 2, 2003. After April
   2, 2003, the Fund's Administrator has voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the International GDP Fund to 1.26% for Class A shares. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES                                          FIXED INCOME FUNDS (TAXABLE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                FIFTH THIRD               FIFTH THIRD               FIFTH THIRD               FIFTH THIRD
                                    BOND                  INTERMEDIATE               SHORT TERM              U.S. GOVERNMENT
                                    FUND                    BOND FUND                 BOND FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                            A         B       C        A        B       C                 A                     A        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES           4.75%     None    None     3.50%    None    None              3.50%                 4.75%    None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES
   CHARGE (LOAD) IMPOSED
   ON REINVESTED DIVIDENDSNone      None    None     None     None    None              None                  None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD             None      5.00%1  1.00%2    None    5.00%1  1.00%2             None                  None    1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES           0.60%     0.60%   0.60%    0.55%    0.55%   0.55%             0.50%                 0.55%    0.55%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
   (12B-1) FEES           0.25%     1.00%   0.75%    0.25%    1.00%   0.75%             0.25%                 0.25%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES            0.31%     0.33%   0.57%    0.27%    0.29%   0.54%             0.26%                 0.48%    0.73%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES     1.16%     1.93%3  1.92%3   1.07%    1.84%3  1.84%3            1.01%                 1.28%3   2.03%3
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR
   EXPENSE REIMBURSEMENTS40.11%      --      --      0.06%     --      --               0.12%                  --       --
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES              1.05%      --      --      1.01%     --      --               0.89%                  --       --
-----------------------------------------------------------------------------------------------------------------------------------

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Bond Fund to: 1.81% for Class B shares and 1.81% for Class
   C shares; for the Intermediate Bond Fund to: 1.77% for Class B shares and 1.77% for Class C shares; and for the U.S. Government Bond Fund to: 1.13% for Class A shares, and 1.89% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

4 The Funds' Advisor, Distributor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Bond Fund to 1.05% for Class A shares; for the Intermediate
   Bond Fund to: 1.01% for Class A shares; and for the Short Term Bond Fund to:
   0.89% for Class A shares. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.

SHAREHOLDER FEES                                         FIXED INCOME FUNDS (MUNICIPAL)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                FIFTH THIRD               FIFTH THIRD               FIFTH THIRD               FIFTH THIRD
                                 MUNICIPAL           INTERMEDIATE MUNICIPAL        OHIO MUNICIPAL         MICHIGAN MUNICIPAL
                                  BOND FUND                 BOND FUND                 BOND FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                            A         B       C        A        B       C        A        B        C       A        B        C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES           4.75%     None    None     3.50%    None    None     4.75%    None     None    4.75%    None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS   None      None    None     None     None    None     None     None     None    None     None     None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD             None      5.00%1  1.00%2    None    5.00%1  1.00%2    None    5.00%1   1.00%2   None    5.00%1   1.00%2
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES           0.55%     0.55%   0.55%    0.55%    0.55%   0.55%    0.55%    0.55%    0.55%   0.45%    0.45%    0.45%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
   (12B-1) FEES           0.25%     1.00%   0.75%    0.25%    1.00%   0.75%    0.25%    1.00%    0.75%   0.25%    1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES            0.34%     0.41%   0.64%    0.27%    0.32%   0.57%    0.37%    0.38%    0.64%   0.33%    0.39%    0.62%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES     1.14%     1.96%3  1.94%3   1.07%    1.87%3  1.87%3   1.17%3   1.93%3   1.94%3  1.03%    1.84%3   1.82%3
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR
   EXPENSE
   REIMBURSEMENTS        40.10%      --      --      0.09%     --      --       --       --       --     0.19%     --       --
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES              1.04%      --      --      0.98%     --      --       --       --       --     0.84%     --       --
-----------------------------------------------------------------------------------------------------------------------------------

1 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 The Funds' Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Municipal Bond Fund to 1.80% for Class B shares and 1.80% for Class C shares; for the Intermediate Municipal Bond Fund to:
   1.74% for Class B shares, 1.74% for Class C shares; for the Ohio Municipal
   Bond Fund to: 1.11% for Class A shares; 1.87% for Class B shares, and 1.88% for Class C shares; and for the Michigan Municipal Bond Fund to 1.70% for Class B shares and 1.70% for Class C shares. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

4 The Funds' Advisor, Distributor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Municipal Bond Fund to 1.04% for Class A shares; for the Intermediate Municipal Bond Fund to 0.98% for Class A shares; and for the
   Michigan Municipal Bond Fund to 0.84% for Class A shares. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES OF THE MONEY MARKET FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2001 or estimated amounts for the current fiscal year.

SHAREHOLDER FEES                                                        MONEY MARKET FUNDS--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                  FIFTH THIRD               FIFTH THIRD       FIFTH THIRD       FIFTH THIRD
                                                    PRIME                   GOVERNMENT         MICHIGAN         MUNICIPAL
                                                    MONEY                      MONEY        MUNICIPAL MONEY        MONEY
                                                  MARKET FUND               MARKET FUND       MARKET FUND       MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              A        B        C                A                 A                A
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON PURCHASES                     None      None    None             None              None              None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON REINVESTED DIVIDENDS                  None      None    None             None              None              None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                 None     5.00%1   1.00%2           None              None              None
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.40%    0.40%    0.40%            0.40%             0.40%            0.50%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES           0.25%    1.00%    0.75%            0.25%             0.25%            0.25%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.24%    0.24%    0.56%            0.29%             0.26%            0.27%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.89%    1.64%3   1.71%3           0.94%4            0.91%            1.02%4
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENTS5   0.10%     --       --               --               0.21%             --
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                0.79%     --       --               --               0.70%             --
-----------------------------------------------------------------------------------------------------------------------------------

1 5% the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Prime Money Market Fund to 1.55% for Class B shares and to 1.54% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

4 During the last fiscal year, the Funds Advisor, Distributor and Administrator have voluntarily agreed to waive fees or reimburse expenses to limit total annual fund operating expenses for the Government Money Market Fund to 0.85% for Class A shares and for the Municipal Money Market Fund to 0.41% for Class
   A shares. These waivers and/or expense reimbursements may be discontinued at any time.

5 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Prime Money Market Fund to: 0.79% for Class A shares and for the Michigan
   Municipal Money Market Fund to: 0.70% for Class A shares. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

EQUITY FUNDS (GROWTH STYLE)
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                           1 YEAR           3 YEARS          5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 617            $ 865           $ 1,132           $ 1,893
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 701            $ 921           $ 1,268           $ 2,107
   Assuming no Redemption                                   $ 201            $ 621           $ 1,068           $ 2,107
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 300            $ 618           $ 1,062           $ 2,296
   Assuming no Redemption                                   $ 200            $ 618           $ 1,062           $ 2,296
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                            1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 634            $ 918           $ 1,222           $ 2,085
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 718            $ 973           $ 1,354           $ 2,290
   Assuming no Redemption                                   $ 218            $ 673           $ 1,154           $ 2,290
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 317            $ 670           $ 1,149           $ 2,472
   Assuming no Redemption                                   $ 217            $ 670           $ 1,149           $ 2,472
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LARGE CAP OPPORTUNITY FUND                     1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 657            $ 988           $ 1,342           $ 2,336
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 730          $ 1,009           $ 1,415           $ 2,445
   Assuming no Redemption                                   $ 230            $ 709           $ 1,215           $ 2,445
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 341            $ 742           $ 1,270           $ 2,716
   Assuming no Redemption                                   $ 241            $ 742            $1,270           $ 2,716
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                            1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 630            $ 903           $ 1,197           $ 2,032
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 713            $ 958           $ 1,329           $ 2,237
   Assuming no Redemption                                   $ 213            $ 658           $ 1,129           $ 2,237
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                    $ 312            $ 655           $ 1,124           $ 2,421
   Assuming no Redemption                                   $ 212            $ 655           $ 1,124           $ 2,421
-----------------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


EQUITY FUNDS (CORE STYLE)
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LARGE CAP CORE FUND                            1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 613            $ 863           $ 1,132           $ 1,899
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 702            $ 924           $ 1,273           $ 2,118
   Assuming no Redemption                                   $ 202            $ 624           $ 1,073           $ 2,118
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 300            $ 618           $ 1,062           $ 2,296
   Assuming no Redemption                                   $ 200            $ 618           $ 1,062           $ 2,296
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                              1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 563            $ 730             $ 912           $ 1,437
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 660            $ 796           $ 1,055           $ 1,663
   Assuming no Redemption                                   $ 160            $ 496             $ 855           $ 1,663
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 261            $ 499             $ 860           $ 1,878
   Assuming no Redemption                                   $ 161            $ 499             $ 860           $ 1,878
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD BALANCED FUND                                  1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 633            $ 915           $ 1,217           $ 2,075
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 717            $ 970           $ 1,349           $ 2,279
   Assuming no Redemption                                   $ 217            $ 670           $ 1,149           $ 2,279
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 316            $ 667           $ 1,144           $ 2,462
   Assuming no Redemption                                   $ 216            $ 667           $ 1,144           $ 2,462
-----------------------------------------------------------------------------------------------------------------------------------


EQUITY FUNDS (VALUE STYLE)
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                           1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 688          $ 1,082           $ 1,500           $ 2,661
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 775          $ 1,144           $ 1,640           $ 2,866
   Assuming no Redemption                                   $ 275            $ 844           $ 1,440           $ 2,866
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 376            $ 847           $ 1,445           $ 3,061
   Assuming no Redemption                                   $ 276            $ 847           $ 1,445           $ 3,061
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MULTI CAP VALUE FUND                           1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 673          $ 1,035           $ 1,421           $ 2,500
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 756          $ 1,088           $ 1,545           $ 2,684
   Assuming no Redemption                                   $ 256            $ 788           $ 1,345           $ 2,684
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 356            $ 788           $ 1,345           $ 2,866
   Assuming no Redemption                                   $ 256            $ 788           $ 1,345           $ 2,866
-----------------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EQUITY FUNDS (VALUE STYLE) (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND               1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 638            $ 930           $ 1,243           $ 2,127
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 723            $ 988           $ 1,380           $ 2,339
   Assuming no Redemption                                   $ 223            $ 688           $ 1,180           $ 2,339
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 322            $ 685           $ 1,175           $ 2,524
   Assuming no Redemption                                   $ 222            $ 685           $ 1,175           $ 2,524
-----------------------------------------------------------------------------------------------------------------------------------


ASSET ALLOCATION FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL AGGRESSIVE FUNDSM              1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 532            $ 600           $ 893             $ 1,724
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 610            $ 853         $ 1,222             $ 2,127
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,127
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 210            $ 553         $ 1,022             $ 2,321
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,321
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL MODERATELY AGGRESSIVE FUNDSM   1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 532            $ 600           $ 893             $ 1,724
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 610            $ 853         $ 1,222             $ 2,127
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,127
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                    $ 210            $ 553         $ 1,022             $ 2,321
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,321
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL MODERATE FUNDSM                1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 532            $ 600            $ 893            $ 1,724
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 610          $ 853           $ 1,222             $ 2,127
   Assuming no Redemption                                   $ 110           $ 553          $ 1,022             $ 2,127
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 210            $ 553         $ 1,022             $ 2,321
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,321
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL MODERATELY CONSERVATIVE FUNDSM  1 YEAR         3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 532          $ 600             $ 893             $ 1,724
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 610            $ 853         $ 1,222             $ 2,127
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,127
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 210            $ 553         $ 1,022             $ 2,321
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,321
-----------------------------------------------------------------------------------------------------------------------------------



SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


ASSET ALLOCATION FUNDS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL CONSERVATIVE FUNDSM            1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 532            $ 600           $ 893             $ 1,724
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 610            $ 853         $ 1,222             $ 2,127
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,127
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 210            $ 553         $ 1,022             $ 2,321
   Assuming no Redemption                                   $ 110            $ 553         $ 1,022             $ 2,321
------------------------------------------------------------------------------------------------------------------------------------


STRATEGIC INCOME STYLE
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                          1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 369            $ 826           $ 1,410           $ 2,993
   Assuming no Redemption                                   $ 269            $ 826           $ 1,410           $ 2,993
------------------------------------------------------------------------------------------------------------------------------------


SPECIALTY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD TECHNOLOGY FUND                                1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 669          $ 1,024           $ 1,401           $ 2,459
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 754          $ 1,082           $ 1,535           $ 2,659
   Assuming no Redemption                                   $ 254            $ 782           $ 1,335           $ 2,659
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 348            $ 764           $ 1,306           $ 2,786
   Assuming no Redemption                                   $ 248            $ 764           $ 1,306           $ 2,786
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD WORLDWIDE FUND                                 1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 385            $ 874          $ 1,489            $ 3,147
   Assuming no Redemption                                   $ 285            $ 874          $ 1,489            $ 3,147
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL EQUITY FUND                      1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                          $  657            $ 986           $ 1,337           $ 2,326
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 741          $ 1,042           $ 1,470           $ 2,527
   Assuming no Redemption                                   $ 241            $ 742           $ 1,270           $ 2,527
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 341            $ 742           $ 1,270           $ 2,716
   Assuming no Redemption                                   $ 241            $ 742           $ 1,270           $ 2,716
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL GDP FUND                         1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 627            $ 894           $ 1,182           $ 2,000
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 707            $ 940           $ 1,298           $ 2,181
   Assuming no Redemption                                   $ 207            $ 640           $ 1,098           $ 2,181
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 301            $ 621           $ 1,068           $ 2,306
   Assuming no Redemption                                   $ 201            $ 621           $ 1,068           $ 2,306
------------------------------------------------------------------------------------------------------------------------------------



SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD BOND FUND                                      1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 577            $ 816           $ 1,073           $ 1,808
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 696            $ 906         $ 1,242             $ 2,054
   Assuming no Redemption                                   $ 196            $ 606          $ 1,042            $ 2,054
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 295            $ 603           $ 1,037           $ 2,243
   Assuming no Redemption                                   $ 195            $ 603           $ 1,037           $ 2,243
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE BOND FUND                         1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 449            $ 673             $ 914           $ 1,605
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 687            $ 879           $ 1,195           $ 1,957
   Assuming no Redemption                                   $ 187            $ 579             $ 995           $ 1,957
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 287            $ 579             $ 995           $ 2,159
   Assuming no Redemption                                   $ 187            $ 579             $ 995           $ 2,159
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SHORT TERM BOND FUND                           1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 438            $ 649             $ 877           $ 1,532
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. GOVERNMENT BOND FUND                      1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 599            $ 862           $ 1,144           $ 1,947
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 306            $ 637           $ 1,093           $ 2,358
   Assuming no Redemption                                   $ 206            $ 637           $ 1,093           $ 2,358
------------------------------------------------------------------------------------------------------------------------------------


FIXED INCOME FUNDS (MUNICIPAL)
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND                            1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 576            $ 811           $ 1,064           $ 1,787
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 699            $ 915           $ 1,257           $ 2,073
   Assuming no Redemption                                   $ 199            $ 615           $ 1,057           $ 2,073
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 297            $ 609           $ 1,047           $ 2,264
   Assuming no Redemption                                   $ 197            $ 609           $ 1,047           $ 2,264
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND               1 YEAR          3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 446            $ 670             $ 911           $ 1,602
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 690            $ 888           $ 1,211           $ 1,981
   Assuming no Redemption                                   $ 190            $ 588           $ 1,011           $ 1,981
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 290            $ 588          $ 1,011            $ 2,190
   Assuming no Redemption                                   $ 190            $ 588          $ 1,011            $ 2,190
------------------------------------------------------------------------------------------------------------------------------------



SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL) (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD OHIO MUNICIPAL BOND FUND                       1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 589            $ 829            $1,088           $ 1,828
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 696            $ 906           $ 1,242           $ 2,056
   Assuming no Redemption                                   $ 196            $ 606           $ 1,042           $ 2,056
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 297            $ 609           $ 1,047           $ 2,264
   Assuming no Redemption                                   $ 197            $ 609           $ 1,047           $ 2,264
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 557            $ 769             $ 999           $ 1,658
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 687            $ 879           $ 1,195           $ 1,946
   Assuming no Redemption                                   $ 187            $ 579             $ 995           $ 1,946
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 285            $ 573             $ 985           $ 2,137
   Assuming no Redemption                                   $ 185            $ 573             $ 985           $ 2,137
-----------------------------------------------------------------------------------------------------------------------------------


MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD PRIME MONEY MARKET FUND                        1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                            $ 81            $ 274            $ 483             $ 1,087
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $ 667            $ 817           $ 1,092            $ 1,743
   Assuming no Redemption                                   $ 167            $ 517             $ 892            $ 1,743
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $ 274            $ 539             $ 928            $ 2,019
   Assuming no Redemption                                   $ 174            $ 539             $ 928            $ 2,019
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD GOVERNMENT MONEY MARKET FUND                   1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                            $ 96            $ 300             $ 520            $ 1,155
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND           1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                            $ 72            $ 269             $ 483            $ 1,100
-----------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                    1 YEAR          3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $ 104            $ 325             $ 563            $ 1,248
-----------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change. For purposes of the following policies, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Small Cap Growth Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of small cap companies.

The Mid Cap Growth Fund, under normal circumstances, invest at least 80% of its assets in equity securities of mid cap companies.

The Large Cap Opportunity Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Large Cap Core Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Equity Index Fund, under normal circumstances, invests at least 80% of its assets in equity securities that comprise an equity index.

The Micro Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of micro cap companies.

The Multi Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of multi cap companies.

The Disciplined Large Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Technology Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of technology companies.

The International Equity Fund, under normal circumstances, invests at least 80% of its assets in equity securities.

The Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Intermediate Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Short Term Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The U.S. Government Bond Fund (formerly the Fifth Third U.S. Government Securities Fund), under normal circumstances, invests at least 80% of its assets in U.S. Government bonds.

The Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations.

The Intermediate Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bonds.

The Ohio Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond securities issued by the State of Ohio, as well as counties, cities, towns, territories and public authorities in Ohio.

The Michigan Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations issued by the State of Michigan or its political subdivisions.

The Government Money Market Fund, under normal circumstances, invests at least 80% of its assets in U.S. Government securities.

The Michigan Municipal Money Market Fund, under normal circumstances, invests at least 80% of its total assets in municipal obligations issued by the State of Michigan and its localities.

The Municipal Money Market Fund, under normal circumstances, invests at least 80% of its assets in municipal securities.



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INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                                              FUND CODE
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                                          1
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                            2
--------------------------------------------------------------------------------
LARGE CAP OPPORTUNITY FUND                                                     3
--------------------------------------------------------------------------------
QUALITY GROWTH FUND                                                            4
--------------------------------------------------------------------------------
LARGE CAP CORE FUND                                                            5
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                              6
--------------------------------------------------------------------------------
BALANCED FUND                                                                  7
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                           8
--------------------------------------------------------------------------------
MULTI CAP VALUE FUND                                                           9
--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND                                              10
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                                         11
--------------------------------------------------------------------------------
TECHNOLOGY FUND                                                               12
--------------------------------------------------------------------------------
WORLDWIDE FUND                                                                13
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                     14
--------------------------------------------------------------------------------
INTERNATIONAL GDP FUND                                                        15
--------------------------------------------------------------------------------
BOND FUND                                                                     16
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND                                                        17
--------------------------------------------------------------------------------
SHORT TERM BOND FUND                                                          18
--------------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND                                                     19
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                           20
--------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND                                              21
--------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND                                                      22
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND                                                  23
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                       24
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND                                                  25
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND                                          26
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                                                   27
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                               28
--------------------------------------------------------------------------------


                                       83
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
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--------------------------------------------------------------------------------
INSTRUMENT                                                                                   FUND CODE         RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are foreign shares of a company               1-7, 10, 12, 14, 15     Market
held by a U.S. bank that issues a receipt evidencing ownership.                                               Political
                                                                                                          Foreign Investment
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity          2, 4, 7, 16-18,      Pre-Payment
loans, truck and auto loans, leases, credit card receivables and other securities backed       20-27            Market
by other types of receivables or other assets.                                                                  Credit
                                                                                                             Interest Rate
                                                                                                              Regulatory
                                                                                                               Liquidity
----------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a       1, 2, 4-13, 15-18,      Credit
commercial bank. Maturities are generally six months or less.                                  20-27            Liquidity
                                                                                                                Market
                                                                                                             Interest Rate
----------------------------------------------------------------------------------------------------------------------------
BEAR FUNDS: A Fund intended to increase/decrease in value inversely to the stock                13             Inverse
or equity index to which it relates.                                                                            Market
                                                                                                               Leverage
                                                                                                               Liquidity
----------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the           1-27             Market
bondholder a specified sum of money, usually at specific intervals, and to repay the                            Credit
principal amount of the loan at maturity.                                                                    Interest Rate
                                                                                                               Political
----------------------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates           1-23            Management
the seller of the option to sell, a security at a specified price. A put option gives the                      Liquidity
buyer the right to sell, and obligates the seller of the option to buy                                          Credit
a security at a specified price.                                                                                Market
                                                                                                               Leverage
----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT:Negotiable instruments with a stated maturity.                    1, 2, 4-13, 15-27      Market
                                                                                                                Credit
                                                                                                               Liquidity
                                                                                                             Interest Rate
----------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable                    5, 11, 13-15         Market
on a continuous basis.                                                                                         Liquidity
----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate                     7, 16-25         Pre-Payment
mortgage pools into different maturity classes.                                                                Interest
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued              1-6, 8, 9, 12, 17,      Credit
by corporations and other entities. Maturities generally vary from a few                     18, 24-27         Liquidity
days to nine months.                                                                                            Market
                                                                                                             Interest Rate
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                             1-12, 14, 15        Market
----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.              2-10, 12, 14        Market
                                                                                                                Credit
----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying contract,                   1-28            Management
index or security, or any combination thereof, including futures, options                                       Market
(e.g., put and calls), options on futures, swap agreements, and                                                 Credit
some mortgage-backed securities.                                                                               Liquidity
                                                                                                               Leverage
                                                                                                             Interest Rate
----------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward                   13-15      Foreign Investment
foreign currency exchange contracts, foreign currency options, and foreign                                      Market
currency futures transactions.                                                                                 Political
----------------------------------------------------------------------------------------------------------------------------


                                       84
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--------------------------------------------------------------------------------
INSTRUMENT                                                                                   FUND CODE         RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies, as well as commercial           2, 4-7, 10, 12-18,      Market
paper of foreign issuers and obligations of foreign banks, overseas branches of               21, 24           Political
U.S. banks and supranational entities.                                                                         Liquidity
                                                                                                          Foreign Investment
----------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities at                1, 5, 6, 14-28       Leverage
a fixed price for delivery at a future date.                                                                   Liquidity
----------------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the future sale and               1-7, 10, 12, 14-23,   Management
purchase of a specified amount of a specified security, class of securities, or an              25              Market
index at a specified time in the future and at a specified price.                                               Credit
                                                                                                               Liquidity
                                                                                                               Leverage
----------------------------------------------------------------------------------------------------------------------------
GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance                    18, 20-28          Credit
company that guarantees a specific rate of return on the invested capital over the life of the contract.
----------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK/DEBT SECURITIES: High-yield/high-risk/debt securities are             8, 9, 11, 13         Credit
securities that are rated below investment grade by the primary rating agencies                                 Market
(e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's).                                           Liquidity
These securities are considered speculative and involve greater risk of loss than                            Interest Rate
investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."
----------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities which may be difficult to sell at an acceptable price.         1-28            Liquidity
                                                                                                                Market
----------------------------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities entitle a holder to receive                     1-15             Market
proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses. Examples of index-based securities include Standard & Poor's Depositary Receipts ("SPDRs").
A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index(R). iShares are also index-based securities and are index funds that trade like shares. Each share represents a portfolio of stocks designed to closely track one specific index.
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of investment companies. These                           1-28             Market
investment companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Advisor to a Fund or any of their affiliates serves as investment Advisor, administrator or distributor.
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS: Interest-bearing or discounted government or                           1-26             Market
corporate securities that obligate the issuer to pay the bondholder a specified                                 Credit
sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.
----------------------------------------------------------------------------------------------------------------------------
LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains.                    13             Market
                                                                                                               Leverage
----------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: A loan participation note represents participation in a corporate         16-27            Credit
loan of a commercial bank with a remaining maturity of one year or less.                                       Liquidity
                                                                                                             Interest Rate
----------------------------------------------------------------------------------------------------------------------------


                                       85
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

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--------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar denominated debt                       1-28             Market
securities that have remaining maturities of one year or less. These securities may                             Credit
include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and             2, 4, 7, 16-24,     Pre-Payment
pools of loans. These include collateralized mortgage obligations and real estate              26, 27           Market
mortgage investment conduits.                                                                                   Credit
                                                                                                              Regulatory
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and                   16-23, 26, 27        Market
simultaneously contracts with the same counterparty to repurchase similar                                     Regulatory
but not identical securities on a specified future date.                                                      Pre-Payment
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain     16, 17, 20-22,        Market
funds for various public purposes. Municipal securities include (a) governmental lease         24-28            Credit
certificates of participation issued by state or municipal authorities where payment                           Political
is secured by installment payments for equipment, buildings, or other facilities being                            Tax
leased by the state or municipality; (b) government lease certificates purchased by                           Regulatory
the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f)
bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (h)
general obligation bonds.
----------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in bank loans made to corporations.                         16-27         Interest Rate
                                                                                                                Credit
                                                                                                               Liquidity
----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Preferred stocks are equity securities that generally pay                 7, 9, 11-15         Market
dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment              1-28             Market
to return the security to the seller at an agreed upon price on an agreed upon date.                           Leverage
This is treated as a loan.
----------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933,             1-28            Liquidity
such as privately placed commercial paper and Rule 144A securities.                                             Market
----------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous                     1-28             Market
commitment to buy the security back at an agreed upon price on an agreed upon                                  Leverage
date. This is treated as a borrowing by a Fund.
----------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets. In return         1-27             Market
the Fund will receive cash, other securities, and/or letters of credit.                                        Leverage
                                                                                                               Liquidity
                                                                                                                Credit
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio             2-5, 7-14,           Market
engaging in such trading will 14-23 have higher turnover and transaction expenses.            16-23
----------------------------------------------------------------------------------------------------------------------------
SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market                   1, 5, 7-9, 15        Market
capitalization within or lower than those included in the S&P Small Cap 600                                    Liquidity
Index (whose market capitalization range is generally between $23 million and $2.6 billion).
----------------------------------------------------------------------------------------------------------------------------


                                       86
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
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a                          20-27            Market
Fund's option a specified municipal obligation at its amortized cost value to the
Fund plus accrued interest.
----------------------------------------------------------------------------------------------------------------------------
STOCK-INDEX OPTIONS: A security that combines features of options with securities       1-5, 7, 9, 10, 12,    Management
trading using composite stock indices.                                                          14, 15          Market
                                                                                                                Credit
                                                                                                               Liquidity
                                                                                                               Leverage
----------------------------------------------------------------------------------------------------------------------------
STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest                   16-28         Interest Rate
coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.
----------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the             1, 2, 4-13, 15-18,     Liquidity
deposit of funds.                                                                             20-27             Credit
                                                                                                                Market
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and                           1-27          Interest Rate
instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae,                                 Credit
and Freddie Mac.
----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded registered interest          1-28          Interest Rate
and principal securities, and coupons under bank entry safekeeping.
----------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are           5, 7, 16-28         Credit
reset daily, weekly, quarterly or some other period and which may be payable to                                Liquidity
the Fund on demand.                                                                                             Market
----------------------------------------------------------------------------------------------------------------------------
WARRANTS: Securities, typically issued with preferred stock or bonds, that give the       1, 2, 4-7, 10,        Market
holder the right to buy a proportionate amount of common stock at a specified price.          12-15             Credit
----------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to purchase            1-7, 10, 12,         Market
securities at a fixed Leverage price for delivery at a future date. Under normal              14-28
Liquidity market conditions, when-issued purchases and Credit forward commitments will not exceed 20% of the value of a Fund's total assets.
----------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated bonds               1, 5, 6, 12, 14-18,      Market
issued by foreign corporations or governments. Sovereign bonds are those issued                20-27            Credit
by the government of a foreign country. Supranational bonds are those issued                                 Interest Rate
by supranational entities, such as the World Bank and European Investment                                      Political
Bank. Canadian bonds are those issued by Canadian provinces.                                              Foreign Investment
----------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no               12, 14, 16-28         Credit
interest, but are issued at a discount from their value at maturity. When held to                              Market
maturity, their entire return equals the difference between their issue price and                           Interest Rate
their maturity value.
----------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------


INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated Additional Information About the Funds' Investments debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by

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--------------------------------------------------------------------------------

changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.


INVESTMENT POLICIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following is a brief description of the principal investment policies of the U.S. Treasury Money Market Fund, an Underlying Fund of the LifeModel Funds whose policies are not otherwise described in this Prospectus.

U.S. TREASURY MONEY MARKET FUND

The Fund's fundamental investment objective is stability of principal and current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in securities.

FUND MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISORS AND SUBADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management Inc., (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds other than Fifth Third Large Cap Opportunity Fund. Heartland Capital Management, Inc. ("Heartland"), 251 North Illinois Street, Suite 300, Indianapolis, Indiana 46204, serves as investment advisor to Fifth Third Large Cap Opportunity Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Each of Fifth Third Bank and Heartland is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975. Morgan Stanley Investment Management Inc. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, serves as investment subadvisor to Fifth Third International Equity Fund.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets under management in the Fifth Third Funds. As of September 30, 2002, Heartland had approximately $303 million of assets under management, including approximately $24 million of assets held by mutual funds. As of September 30, 2002, MSIM, together with its affiliated institutional asset management companies, had approximately $174.6 billion of assets under management, including approximately $74.6 billion of assets held by mutual funds (including sub-advisory relationships).

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FUND MANAGEMENT
--------------------------------------------------------------------------------


The management and subadvisory fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2002 are as follows:

                                                              AS A PERCENTAGE OF
                                                              AVERAGE NET ASSETS
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                                0.70%
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                  0.80%
--------------------------------------------------------------------------------
LARGE CAP OPPORTUNITY FUND                                           0.80%
--------------------------------------------------------------------------------
QUALITY GROWTH FUND                                                  0.80%
--------------------------------------------------------------------------------
LARGE CAP CORE FUND                                                  0.70%
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                    0.30%
--------------------------------------------------------------------------------
BALANCED FUND                                                        0.80%
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                 1.00%
--------------------------------------------------------------------------------
MULTI CAP VALUE FUND                                                 1.00%
--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND                                     0.80%
--------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUNDSM**                                        0.03%
--------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUNDSM**                             0.03%
--------------------------------------------------------------------------------
LIFEMODEL MODERATE FUNDSM**                                          0.03%
--------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUNDSM**                           0.03%
--------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUNDSM**                                      0.03%
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                                1.00%
--------------------------------------------------------------------------------
TECHNOLOGY FUND                                                      1.00%
--------------------------------------------------------------------------------
WORLDWIDE FUND                                                       1.00%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND*                                           1.00%
--------------------------------------------------------------------------------
INTERNATIONAL GDP FUND                                               0.75%
--------------------------------------------------------------------------------
BOND FUND                                                            0.60%
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND                                               0.55%
--------------------------------------------------------------------------------
SHORT TERM BOND FUND                                                 0.50%
--------------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND                                            0.42%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                  0.55%
--------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND                                     0.54%
--------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND                                             0.55%
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND                                         0.45%
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                              0.40%
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND                                         0.40%
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND                                 0.40%
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                                          0.07%
--------------------------------------------------------------------------------

*  The Advisor paid a portion of this fee to the Fund's subadvisor.

** The figures shown above reflect the estimated management fees to be paid as of the fiscal year ended July 31, 2003.

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FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT INC.

EQUITY FUNDS

Denis J. Amato has been the co-portfolio manager of the FIFTH THIRD MULTI CAP VALUE FUND and FIFTH THIRD MICRO CAP VALUE FUND since August 2001, and of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since August 2002. Mr. Amato is currently a Director of Value Strategies and Senior Vice President of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Amato was Senior Vice President and Chief Investment Advisor of Gelfand/Maxus Asset Management from 1991 to 2000. He earned a BBA in economics and an MBA in finance from Case Western University. He has over 30 years investment experience and earned his CFA Designation in 1974. He is member and past president of The Cleveland Society of Security Analysts.

Richard A. Barone has been the portfolio manager of the FIFTH THIRD MULTI CAP VALUE FUND since October 1989 and the FIFTH THIRD MICRO CAP VALUE FUND since February 1998. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital, Inc. and Ancora Securities, Inc., an NASD Broker Dealer. In addition, Mr. Barone is Chairman of the Investment Committee and a member of the Executive Committee for the Cleveland State University Foundation. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

John L. Cassady III has been the co-portfolio manager for the FIFTH THIRD BALANCED FUND (fixed income portion) since April 2000. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan Chapter of the Investment Analysts Society of Chicago.

John F. Clancy has been the portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since September 2002. Currently, he is a Vice President of Fifth Third Bank. Prior to becoming a portfolio manager of the Fund, Mr. Clancy spent almost five years as a Senior Portfolio Manager for Fifth Third's Investment Advisors Division, where he managed more than $400 million in personal and institutional assets. Prior to joining Fifth Third in 1998, he worked for two years as the Trust Investment Officer at North Side Bank & Trust Company and spent two years as a financial advisor at Prudential Securities, Inc. He earned his BS in International Affairs from the United States Air Force Academy and an MBA from the University of West Florida.

David C. Eder has been the co-portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since January, 1995. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

Steven E. Folker has been the portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND, and the FIFTH THIRD MID CAP GROWTH FUND since June, 1993 and the co-portfolio manager of the FIFTH THIRD LARGE CAP OPPORTUNITY FUND since April 2002. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

James R. Kirk has been the portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since August 2002. He is currently a Vice President and Director of Disciplined Value Strategy for Fifth Third Asset Management. Prior to joining Fifth Third, he spent almost three years as the chief investment strategist and manager of a value equity fund for National City Investment Management Co., and then four years as the chief investment officer for National City Bank's Private Investment Advisors Group. Mr. Kirk earned a BA in Economics and an MBA from Case Western Reserve University and has also earned his Chartered Financial Analyst designation. He has accumulated over 30 years of investment experience in the capacities of portfolio manager, director of research, and chief investment officer. He is a member of the board of trustees of the Fairview/Lutheran Hospital Foundation and the Kidney Foundation of Ohio and is a director of the Cleveland Athletic Club. He is a member and past president of the Cleveland Society of Security Analysts.

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FUND MANAGEMENT
--------------------------------------------------------------------------------


Allan J. Meyers has been the portfolio manager of the FIFTH THIRD LARGE CAP CORE FUND since November 1997. Currently, he is the Director of Large Company Strategies for the Advisor and is a Vice President of Fifth Third Bank. Mr. Meyers has over twenty-two years of portfolio management experience, including seventeen years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation, his BBA in finance, magna cum laude, and MBA from Western Michigan University.

Daniel C. Popowics has been the co-portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since September 2002. He joined Fifth Third Bank in 1999 and is currently an Assistant Vice President and Equity Analyst with Fifth Third Asset Management. Prior to joining Fifth Third, he was a manager with Fidelity investments and then spent four years as a financial analyst with CIGNA Insurance. Mr. Popowics earned the Chartered Financial Analyst designation in 2002. In addition to his Fund duties, Mr. Popowics covers the Consumer Staples and Health Care industries and manages personal trust and charitable accounts. Mr. Popowics is a graduate of Duke University and earned an MBA in Finance from Rensselaer Polytechnic Institute.

Sunil M. Reddy has been the co-portfolio manager for the FIFTH THIRD QUALITY GROWTH FUND since September 2002. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

James E. Russell has been the portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since February 2002 and the co-portfolio manager of the FIFTH THIRD LARGE CAP CORE FUND since September 2002. Mr. Russell has been the Director of Equity Research and Growth Funds Management for three years and carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Prior to overseeing the equity research department, he spent several years as a portfolio manager in Fifth Third's Personal Trust Department and an equity analyst covering the chemicals, capital goods, and financials sectors. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

Daniel Skubiz has been the co-portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since September 2000. Mr. Skubiz is an Assistant Vice President of the Advisor. From December 1997 through February 2000, he was a portfolio manager for Trade Street Investment Associates. He earned his BBA in finance and accounting from the University of Tulsa and his MBA from St. Louis University.

Brian J. Smolinski has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since June 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD BALANCED FUND (fixed income portion) since April 2000. For eleven years, Mr. Stapley has been a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company and has over fifteen years of total portfolio management experience. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

STRATEGIC INCOME AND SPECIALTY FUNDS

Richard A. Barone has been the portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since March 1985. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital, Inc. and Ancora Securities, Inc., an NASD Broker Dealer. In addition, Mr. Barone is Chairman of the Investment Committee and a member of the Executive Committee for the Cleveland State University Foundation. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

David C. Eder has been the portfolio manager of the FIFTH THIRD INTERNATIONAL GDP FUND since January, 1995 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since January 2002. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

FUND MANAGEMENT
--------------------------------------------------------------------------------

Jon M. Fisher has been the co-portfolio manager of the FIFTH THIRD TECHNOLOGY FUND since May 2002. He is an Assistant Vice President and the Group Head of Equity Research for the Advisor. Mr. Fisher received his BBA in Finance from the University of Iowa and earned the Chartered Financial Analyst designation in 1996. Prior to joining Fifth Third in 2000, he worked for seven years at PNC Bank as a portfolio manager and a generalist equity analyst and spent two years with Dain Bosworth, Inc., also as an equity analyst. Mr. Fisher teaches a course in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. He currently serves as the Chairperson of the Membership Committee for the Cincinnati Society of Financial Analysts.

Alan Miller has been the portfolio manager of the FIFTH THIRD WORLDWIDE FUND since January 1995. Alan Miller is currently Vice President and a Director of Equity Strategy for Fifth Third Asset Management Inc. Mr. Miller was Vice President of Gelfand/Maxus Asset Management and Vice President of Maxus Asset Management Inc. from 1994 to 2000. Alan has over twenty-five years of investment experience and working knowledge of qualified retirement plans. Alan holds a BS degree in Corporate Finance from The Ohio State University and his MBA was obtained from New York University with a concentration in investments and economics.

Sunil M. Reddy has been the co-portfolio manager for the FIFTH THIRD TECHNOLOGY FUND since June 2000. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

John B. Schmitz has been the co-portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since September 2002. Previously, John spent 8 years as the co-manager of the Fifth Third International equity Fund and 5 years as manager of the Fifth Third Equity Income Fund. He is a Vice President and Trust Officer of Fifth Third Bank and a Director of Equity Strategy for Fifth Third Asset Management. Mr. Schmitz earned his Chartered Financial Analyst designation in 1992 and has more than 17 years of investment experience. He is also a member of the Cincinnati Society of Financial Analysts. Mr. Schmitz graduated with a BBA in Finance & Real Estate from the University of Cincinnati.

Brian J. Smolinski has been the co-portfolio manager of the FIFTH THIRD INTERNATIONAL GDP FUND since June 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

David L. Withrow has been the co-portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since January 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent more than 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

ASSET ALLOCATION FUNDS

John E. Augustine is the portfolio manager for the FIFTH THIRD LIFEMODEL FUNDS and is the Director of Portfolio Management for Fifth Third Bank's Investment Advisors unit in Cincinnati. He joined Fifth Third Bank in 1998 as a Senior Portfolio Manager for both equity and fixed income clients. Previously, he spent four years with Star Bank as a portfolio manager and three years with Heritage Trust & Asset Management. He is a member of the Fifth Third Asset Management Investment Committee and has been practicing portfolio management for over twelve years. He holds the professional designation of Chartered Financial Analyst. Mr. Augustine is a graduate of the Ohio State University and the Midwest Bankers Association Trust School. He is a former president and Board member for the Dayton Society of Financial Analysts; is on the University of Dayton--Flyer Investment Advisory Board and teaches investment management to the MBA candidates at the University of Dayton.

BOND FUNDS

James M. Bernard has been the portfolio manager of the FIFTH THIRD OHIO MUNICIPAL BOND FUND since January 2001. Mr. Bernard is currently a Director of Fixed Income and Vice President and Senior Fixed Income Portfolio Manager of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Jim's experience in the investment industry spans nearly thirty years. Jim received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Jim is also a Chartered Financial Analyst.

FUND MANAGEMENT
--------------------------------------------------------------------------------


John L. Cassady III has been the co-portfolio manager for the FIFTH THIRD INTERMEDIATE BOND FUND, the FIFTH THIRD BOND FUND, and the FIFTH THIRD U.S. GOVERNMENT BOND FUND since November 1999. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Michael J. Martin has been the portfolio manager for the FIFTH THIRD MUNICIPAL BOND FUND and the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND since November 1997; co-portfolio manager for the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND since January 1995; and for the FIFTH THIRD OHIO MUNICIPAL BOND FUND since January 2001. Mr. Martin has over eight years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Sarah M. Quirk has been the portfolio manager for the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND and co-portfolio manager for the FIFTH THIRD MUNICIPAL BOND FUND and the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND since May 1998. Ms. Quirk has over twenty years of investment experience. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in January 1998, Ms. Quirk managed a Michigan municipal money market fund and spent fifteen years in the municipal bond industry as a municipal bond trader. She earned her BS degree in finance in 1979 from Ball State University and her MBA from The University of Notre Dame in 1997.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD INTERMEDIATE BOND FUND and the FIFTH THIRD U.S. GOVERNMENT BOND FUND since November 1999; and the FIFTH THIRD BOND FUND since March 1995; and the FIFTH THIRD SHORT TERM BOND FUND since November, 1996. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

David L. Withrow has been the co-portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since January 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

HEARTLAND CAPITAL MANAGEMENT, INC.

Thomas F. Maurath, Executive Vice President of Heartland, has been the portfolio manager of the FIFTH THIRD LARGE CAP OPPORTUNITY FUND and its predecessor Fund since its inception in March 1985. Mr. Maurath has earned his Chartered Financial Analyst designation, and earned a BBA in Accounting from the University of Notre Dame and an MBA from Indiana University.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Ann Thivierge has served as co-portfolio manager for the FIFTH THIRD INTERNATIONAL EQUITY FUND since 1995. She joined MSIM in 1986 and is a Managing Director. She has been a member of MSIM's asset allocation committee for eight years. She received a BA from James Madison College, Michigan State University in International Relations and received her MBA from New York University in Finance.

Barton Biggs has served as co-portfolio manager for the FIFTH THIRD INTERNATIONAL EQUITY FUND since its inception. He is a Managing Director of Morgan Stanley and the Global Strategist. Barton joined Morgan Stanley as a General Partner and Managing Director in 1973. The Institutional Investor magazine named him as a strategist to its All-America Research Team ten times, and from 1996 to 2001 he was voted the No. 1 global strategist by the Institutional Investor Global Research poll. He founded Morgan Stanley Asset Management in 1975 and is its Chairman, as well as Chairman of the Morgan Stanley Institutional Funds. He was a member of the Executive Committee and was a Director of Morgan Stanley from 1991 until the merger in 1996. Prior to joining the firm, Barton was a Managing Director of a hedge fund, Fairfield Partners, for eight years. He graduated from Yale University and the New York University Graduate School of Business with Distinction and served three years as an officer in the U.S. Marine Corps. He is a Sterling Fellow at Yale University.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING MONEY MARKET FUND SHARES

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Fifth Third Municipal Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund calculate their NAV at 12 noon. Fifth Third Government Money Market Fund calculates its NAV at 2 p.m. Fifth Third Prime Money Market Fund calculates its NAV at 4 p.m. All times are Eastern Standard Time. Each Money Market Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

PRICING STOCK AND BOND FUND SHARES

The price of Fund shares is based on the Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Standard Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All orders for the Stock Funds or for the Bond Funds must be received by the Funds or its transfer agent prior to 4:00 p.m. Eastern Standard Time in order to receive that day's NAV. All orders for the Money Market Funds must be received by the Funds, its transfer agent, or other servicing agent on the following schedule Eastern Standard Time in order to receive that day's NAV: Fifth Third Municipal Money Market Fund and Fifth Third Michigan Municipal Money Market Fund -- 12 noon; Fifth Third Government Money Market Fund -- 2 p.m.; and Fifth Third Prime Money Market Fund -- 4 p.m.

You may purchase Class A, B, and C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares. In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER CONTACT INFORMATION

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025.

For brokerage account holders at other financial institutions (non-Fifth Third Securities), contact your investment representative or financial institution.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Class A shares, Class B shares, or Class C shares of the Funds offered by this Prospectus is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. The maximum investment is $250,000 for total purchases of Class B shares of a Fund offered by this Prospectus. The Funds reserve the right to waive the minimum initial investment.

SHAREHOLDER INFORMATION

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

The Funds may reject a purchase order for any reason.

SYSTEMATIC INVESTMENT PROGRAM

You may make monthly systematic investments in Class A, B, or C shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Funds are open for business, the purchase will be made on the following day the Funds are open for business.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.


SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.


EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

If exchanging shares through Fifth Third Securities, Inc. or your financial institution, ask them for exchange procedures or call 1-800-282-5706.

NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.+

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

+ Fifth Third has agreed to waive the sales load for former Kent Fund shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PROGRAM--PRIME MONEY MARKET FUND'S CLASS B SHARES ONLY

You can use the Funds' Automatic Exchange feature to purchase Class B shares of the Funds at regular intervals through regular, automatic redemptions from your Fifth Third Fund account. Shareholders investing directly in Class B shares of the Fund, as opposed to Shareholders obtaining Class B shares of the Fund upon exchange of Class B shares of any of the other Funds will be requested to participate in the Automatic Exchange Program and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B shares have been withdrawn from the Fund within two years of purchase. To participate in the Automatic Exchange Program invest a minimum of $10,000 in the Fund and $1,000 in the Fund whose shares you are buying. To add the Automatic Exchange Program to your account or to change or terminate the Automatic Exchange instructions on an existing account, contact Fifth Third Securities, Inc. or your financial institution.


DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR STOCK, BOND AND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

                                                CLASS A                     CLASS B                          CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
CHARGE (LOAD)                            Front-end sales charge     No front-end sales charge.        No front-end sales
                                         (not applicable to money   A contingent deferred sales       charge. A contingent
                                         market funds); reduced     charge (CDSC) will be             deferred sales charge
                                         sales charges available.   imposed on shares redeemed        (CDSC) will be imposed
                                                                    within 6 years after purchase.    on shares redeemed
                                                                                                      within 12 months after
                                                                                                      purchase.
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEE         Subject to annual          Subject to annual                 Subject to annual
                                         distribution and           distribution and shareholder      distribution and shareholder
                                         shareholder servicing      servicing fees of up to 1.00%     servicing fees of up to 0.75%
                                         fees of up to 0.25%        of the Fund's assets.             of the Fund's assets.
                                         of the Fund's assets.                                        (Also subject to a non-12b-1
                                                                                                      fee for shareholder servicing
                                                                                                      of up to 0.25% of the Fund's
                                                                                                      assets.)
-----------------------------------------------------------------------------------------------------------------------------------
FUND EXPENSES                            Lower annual expenses      Higher annual expenses            Higher annual expenses
                                         than Class B and C shares. than Class A shares.              than Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
CONVERSION                                None                      Converts to Class A               None
                                                                    shares after 8 years.
-----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CALCULATION OF SALES CHARGES
CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge (except the Money Market Funds, which do not impose a sales charge.) Therefore, part of the money you send to the Funds will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                        EQUITY FUNDS                    SELECT BOND FUNDS+                        OTHER BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                                SALES CHARGE     SALES CHARGE     SALES CHARGE      SALES CHARGE     SALES CHARGE    SALES CHARGE
                                 AS A % OF        AS A % OF        AS A % OF         AS A % OF        AS A % OF       AS A % OF
                               OFFERING PRICE   YOUR INVESTMENT   OFFERING PRICE    YOUR INVESTMENT OFFERING PRICE  YOUR INVESTMENT
===================================================================================================================================
LESS THAN $50,000                  5.00%            5.26%             3.50%             3.63%          4.75%            4.99%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 BUT LESS THAN $100,000     4.50%            4.71%             3.00%             3.09%          4.25%            4.44%
-----------------------------------------------------------------------------------------------------------------------------------
$100,000 BUT LESS THAN $250,000    3.50%            3.63%             2.50%             2.56%          3.50%            3.63%
-----------------------------------------------------------------------------------------------------------------------------------
$250,000 BUT LESS THAN $500,000    2.50%            2.56%             2.00%             2.04%          2.50%            2.56%
-----------------------------------------------------------------------------------------------------------------------------------
$500,000 BUT LESS THAN $1,000,000  2.00%            2.04%             1.50%             1.52%          2.00%            2.04%
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 OR MORE*                0.00%            0.00%             0.00%             0.00%          0.00%            0.00%
-----------------------------------------------------------------------------------------------------------------------------------

+ "Select Bond Funds" includes the Short Term Bond Fund, Intermediate Bond Fund and Intermediate Municipal Bond Fund.

* For purchases made prior to August 1, 2002, if you purchased $500,000 or more of Class A shares and did not pay a sales charge, and you sell any of those shares before the first anniversary of purchase, you may pay a 1% contingent deferred sales charge, or CDSC, on the portion redeemed at the time of redemption. For purchases made on or after August 1, 2002, if you purchase
   $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The
   CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC
   (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

SALES CHARGE REDUCTIONS

You may qualify for reduced sales charges under the following circumstances.

     o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares over a 13-month period to qualify for a reduced sales charge. You must include up to 5.00% of the total amount you intend to purchase with your letter of intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     o RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

     o COMBINATION PRIVILEGE. Combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charge. Therefore, all of the money that you send to the Funds is used to purchase Fund shares. If you sell your Class B shares before the end of the sixth year after purchase, however, you will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Class B shares are subject to the following CDSC schedule:\

                                           % OF NAV (AT TIME OF PURCHASE OR SALE
   YEAR OF REDEMPTION AFTER PURCHASE          IF LOWER) DEDUCTED FROM PROCEEDS
--------------------------------------------------------------------------------
DURING THE FIRST YEAR                                          5%
--------------------------------------------------------------------------------
DURING THE SECOND YEAR                                         4%
--------------------------------------------------------------------------------
DURING THE THIRD OR FOURTH YEARS                               3%
--------------------------------------------------------------------------------
DURING THE FIFTH YEAR                                          2%
--------------------------------------------------------------------------------
DURING THE SIXTH YEAR                                          1%
--------------------------------------------------------------------------------
DURING THE SEVENTH OR EIGHT YEARS                              0%
--------------------------------------------------------------------------------

SALES CHARGE WAIVERS
CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to Class A shares:

     o Shares purchased by investment representatives through fee-based investment products or accounts.

     o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the advisor or its affiliates or invested in any Fifth Third Fund.

     o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

     o Shares purchased by directors, trustees, employees, and family members of the Advisor and its affiliates and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

     o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored qualified retirement plans, "wrap" type programs non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers).

     o Distributions from Qualified Retirement Plans. There also is no sales charge for Fund shares purchased with distributions from qualified retirement plans or other trusts administered by Fifth Third Bank.

     o    Shares purchased by former Kent Fund Investment Class shareholders.

     o Shares purchased by Trust Companies, Retirement Plan Record-Keeping Firms, or similar organizations that purchase on behalf of their clients from a Fund through an omnibus account.

CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

     o Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

     o Redemptions from accounts following the death or disability of the shareholder.

     o Investors who purchased through a participant directed defined benefit plan.

     o    Returns of excess contributions to certain retirement plans.

     o Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

     o Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

     o Shares issued for sweep accounts where a sales commission was not paid at the time of purchase. In this case the maximum purchase amount is waived also.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Funds is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive their customary sales commission.

REINSTATEMENT PRIVILEGE

If you have sold Class A shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12B-1) FEES FOR ALL FUNDS

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services.

In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

12b-1 fees may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

     o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund which the Distributor may use for shareholder servicing and distribution.

     o Class B shares pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

     o Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund which the Distributor may use for distribution. This will cause expenses for Class C shares to be higher and dividends to be lower than for Class A shares. The higher 12b-1 fee on Class C shares, together with the CDSC, help the Distributor sell Class C shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the applicable Fund.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

CONVERSION TO CLASS A SHARES

Class B shares convert automatically to Class A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares are reduced from 1.00% to 0.25% of the average daily net assets.

DEALERS INCENTIVES

The distributor, in its discretion, may pay, out of its own assets, certain dealers selling Class A shares, Class B shares, or Class C shares all or a portion of the sales charges it normally retains. The Distributor may also pay a finders fee on purchases exceeding $1,000,000 as described in the Statement of Additional Information.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B shares or Class C shares, because Class A shares have lower operating expenses than Class B shares or Class C shares.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by the following Funds:
Fifth Third Prime Money Market Fund, Fifth Third Government Money Market Fund, Fifth Third Michigan Municipal Money Market Fund, and Fifth Third Municipal Money Market Fund.

Dividends, if any, are declared and paid monthly by the following Funds: Fifth Third Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Michigan Municipal Bond Fund, Fifth Third U.S. Government Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third Strategic Income Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Intermediate Municipal Bond, Fifth Third Intermediate Bond Fund.

Dividends, if any, are declared and paid quarterly by the following funds: Fifth Third Quality Growth Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third Technology Fund, Fifth Third Large Cap Opportunity Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Core Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Balanced Fund, Fifth Third LifeModel Conservative FundSM, Fifth Third LifeModel Moderately Conservative FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Aggressive FundSM, and Fifth Third LifeModel Aggressive FundSM.

Dividends, if any, are declared and paid annually by the following Funds: Fifth Third Small Cap Growth Fund, Fifth Third International Equity Fund, Fifth Third International GDP Fund, and Fifth Third Worldwide Fund.

Capital gains, if any, are distributed at least annually.

EXPENSES
--------------------------------------------------------------------------------

The expenses for investing in funds of funds, like the LifeModel FundsSM, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel FundsSM invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS

Each Fund expects to distribute substantially all of its investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). The use of a fund of funds structure could affect the amount, timing, and character of distributions to shareholders. See the Statement of Additional Information for further details. Shareholders may also be subject to state and local taxes on distributions and redemptions.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS

Fifth Third International Equity Fund and Fifth Third International GDP Fund invest in foreign securities. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of a Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to operate so as to qualify for treaty-reduced tax rates where applicable.

Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to qualify so as to allow shareholders to claim a foreign tax credit or deduction on their federal income tax returns. Shareholders, however, may be limited in their ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their federal income tax returns.

Fifth Third International Equity Fund and Fifth Third International GDP Fund may invest in the stock of certain foreign corporations that would constitute a passive foreign investment company (PFIC). Federal income taxes at ordinary net income rates may be imposed on the Fund upon disposition of PFIC investments.

ADDITIONAL TAX INFORMATION FOR FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND, FIFTH THIRD OHIO MUNICIPAL BOND FUND, FIFTH THIRD MUNICIPAL BOND FUND, FIFTH THIRD INTERMEDIATE MUNICIPAL BOND, FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND, AND FIFTH THIRD MUNICIPAL MONEY MARKET FUND ("MUNICIPAL SECURITIES FUNDS").

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent a Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gains will generally be taxable to shareholders as capital gains. The Municipal Securities Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income.

Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Michigan Municipal Money Market Fund, and Fifth Third Municipal Money Market Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Dividends from Fifth Third Ohio Municipal Bond Fund representing interest on obligations held by that Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), which interest is exempt from federal income tax when received by a shareholder, is also exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income computation.

Distributions with respect to shares of the Fifth Third Ohio Municipal Bond Fund properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Fifth Third Ohio Municipal Bond Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Because the Fifth Third Michigan Municipal Money Market Fund and the Michigan Municipal Bond Fund intend to invest substantially all of their assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third LifeModel Conservative FundSM, the Fifth Third LifeModel Moderately Conservative FundSM, the Fifth Third LifeModel Moderate FundSM, the Fifth Third LifeModel Moderately Aggressive FundSM and the Fifth Third LifeModel Aggressive FundSM are not presented because the Class A Shares, the Class B Shares and the Class C Shares of these Funds are newly offered and do not have a financial history. The information for the Funds has been audited by Pricewaterhouse Coopers LLP and other independent auditors. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. The information for the periods ended December 31, 2001 and July 31, 2001 was audited by Arthur Andersen LLP. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                         CHANGE IN NET
                                                      ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                           OPERATIONS                      DISTRIBUTIONS FROM
                                                   ---------------------------            -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED
                                                               GAINS/(LOSSES)  CHANGE IN
                                        NET ASSET  NET         FROM            NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  INVESTMENT      RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     TRANSACTIONS    FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      AND FUTURES     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $15.61     --           4.19            4.19       (0.04)      (1.43)    (1.47)
Year ended December 31       1998       $18.33     (0.01)      (1.08)          (1.09)        --        (1.85)    (1.85)
Year ended December 31       1999       $15.39     (0.02)       4.15            4.13         --        (0.33)    (0.33)
Year ended December 31       2000       $19.19     --          (0.13)          (0.13)        --        (0.19)    (0.19)
Period ended July 31         2001(a)    $18.87     (0.04)      (1.06)          (1.10)        --        (0.06)    (0.06)
Year ended July 31           2002       $17.71     (0.07)      (3.56)          (3.63)        --        (0.56)    (0.56)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $16.54     (0.05)      (2.34)          (2.39)        --        (0.56)    (0.56)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $16.54     (0.11)      (2.28)          (2.39)        --        (0.56)    (0.56)
------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                           --------------------------------------------------------------
                                        NET     TOTAL      NET                    RATIOS OF NET
                                        ASSET   RETURN     ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES) END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES      PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)    (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $18.33   27.71%    $ 22,784  1.18%        (0.01%)         1.19%           32%
Year ended December 31       1998       $15.39   (6.40%)   $ 23,455  1.19%        (0.07%)         1.20%           41%
Year ended December 31       1999       $19.19   27.73%    $ 26,282  1.19%        (0.11%)         1.20%           19%
Year ended December 31       2000       $18.87   (0.59%)   $ 25,231  1.16%        (0.36%)         1.17%           28%
Period ended July 31         2001(a)    $17.71   (5.85%)*  $ 21,481  1.18%**      (0.41%)**       1.18%**         13%
Year ended July 31           2002       $13.52  (21.15%)   $ 16,468  1.18%        (0.46%)         1.21%           25%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $13.59  (13.01%)*  $    872  1.93 %**     (1.25%)**       1.98%**         25%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $13.59  (13.01%)*  $    346  1.93%**      (1.26%)**       1.97%**         25%
---------------------------------------------------------------------------------------------------------------------------
(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) through July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                           CHANGE IN NET
                                                        ASSETS RESULTING FROM                      LESS
                                                              OPERATIONS                    DISTRIBUTIONS FROM
                                                   ------------------------------           ------------------
                                                                NET REALIZED
                                                                AND UNREALIZED      CHANGE IN
                                        NET ASSET               GAINS/(LOSSES)      NET ASSETS             TOTAL
                                        VALUE,     NET          FROM INVESTMENT     RESULTING    NET       DIVIDENDS
                                        BEGINNING  INVESTMENT   TRANSACTIONS AND    FROM         REALIZED  AND
                                        OF PERIOD  LOSS         OPTIONS CONTRACTS   OPERATIONS   GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31            1998      $16.98     (0.03)        0.98                0.95        (1.74)    (1.74)
Year ended July 31            1999      $16.19     (0.10)        1.17                1.07        (1.44)    (1.44)
Year ended July 31            2000      $15.82     (0.08)        4.60                4.52        (1.18)    (1.18)
Year ended July 31            2001      $19.16        --        (1.73)              (1.73)       (2.49)    (2.49)
Year ended July 31            2002      $14.94     (0.09)       (4.27)              (4.36)       (0.47)    (0.47)
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31          2001(a)   $17.91        --        (0.56)              (0.56)       (2.49)    (2.49)
Year ended July 31            2002      $14.86     (0.14)       (4.27)              (4.41)       (0.47)    (0.47)
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31            1998      $16.88     (0.05)        0.89                0.84        (1.74)    (1.74)
Year ended July 31            1999      $15.98     (0.18)        1.16                0.98        (1.44)    (1.44)
Year ended July 31            2000      $15.52     (0.16)        4.47                4.31        (1.18)    (1.18)
Year ended July 31            2001      $18.65        --        (1.80)              (1.80)       (2.49)    (2.49)
Year ended July 31            2002      $14.36     (0.18)       (4.08)              (4.26)       (0.47)    (0.47)
------------------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTAL DATA
                                                            -----------------------------------------------------------
                                        NET     TOTAL       NET                    RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF    INVESTMENT     RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO  LOSS           EXPENSES TO  PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE TO   AVERAGE        AVERAGE NET  TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS   NET ASSETS     ASSETS ^     RATE #
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31            1998      $16.19    5.69%     $217,547  1.01%        (0.19%)        1.41%        44%
Year ended July 31            1999      $15.82    7.29%     $ 27,966  1.28%        (0.59%)        1.39%        49%
Year ended July 31            2000      $19.16   30.22%     $ 36,430  1.24%        (0.51%)        1.29%        42%
Year ended July 31            2001      $14.94  (10.18%)    $ 41,278  1.28%        (0.49%)        1.32%        26%
Year ended July 31            2002      $10.11  (30.21%)    $ 30,165  1.36%        (0.74%)        1.39%        27%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31          2001(a)   $14.86   (4.46%)*   $  3,757  2.05%**      (1.24%)**      2.09%**      26%
Year ended July 31            2002      $ 9.98  (30.65%)    $  5,008  2.12%        (1.51%)        2.15%        27%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31            1998      $15.98    5.03%     $  1,049  1.61%        (0.81%)        2.05%        44%
Year ended July 31            1999      $15.52    6.79%     $    794  1.85%        (1.07%)        2.17%        49%
Year ended July 31            2000      $18.65   29.48%     $    979  1.74%        (1.01%)        2.04%        42%
Year ended July 31            2001      $14.36  (10.95%)    $  1,410  1.99%        (1.20%)        2.15%        26%
Year ended July 31            2002      $ 9.63  (30.67%)    $  1,061  2.12%        (1.49%)        2.14%        27%
------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                                      108


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
LARGE CAP OPPORTUNITY FUND (a)
--------------------------------------------------------------------------------
                                                         CHANGE IN NET
                                                      ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                           OPERATIONS                      DISTRIBUTIONS FROM
                                                   ---------------------------            -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED   CHANGE IN
                                        NET ASSET  NET         GAINS/(LOSSES)   NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  FROM             RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     INVESTMENT       FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      TRANSACTIONS     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1997       $23.96      0.13        8.25              8.38      (0.13)     (4.50)    (4.63)
Period ended January 31      1998(b)    $27.71     (0.02)       5.13              5.11        --       (0.47)    (0.47)
Year ended July 31           1999       $32.35     (0.09)       5.57              5.48        --       (0.63)    (0.63)
Year ended July 31           2000       $37.20     (0.21)       1.61              1.40        --       (0.55)    (0.55)
Year ended July 31           2001       $38.05        --      (11.74)           (11.74)       --       (1.03)    (1.03)
Year ended July 31           2002       $25.28     (0.29)      (7.11)            (7.40)       --          --        --
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(c)    $34.43        --       (7.81)            (7.81)       --       (1.03)    (1.03)
Year ended July 31           2002       $25.59     (0.34)      (7.40)            (7.74)       --          --        --
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         1998(d)    $30.16     (0.04)       2.16              2.12        --          --        --
Year ended July 31           1999       $32.28     (0.23)       5.50              5.27        --       (0.63)    (0.63)
Year ended July 31           2000       $36.92     (0.47)       1.66              1.19        --       (0.55)    (0.55)
Year ended July 31           2001       $37.56        --      (11.78)           (11.78)       --       (1.03)    (1.03)
Year ended July 31           2002       $24.75     (0.50)      (6.88)            (7.38)       --          --       --
-------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                           --------------------------------------------------------------
                                        NET     TOTAL      NET                    RATIOS OF NET
                                        ASSET   RETURN     ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES) END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES      PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)    (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1997       $27.71   35.40%    $22,272   1.12%         0.46%          1.12%            50%
Period ended January 31      1998(b)    $32.35   18.58%*   $35,549   1.28%**      (0.12%)**       1.58%**          38%
Year ended July 31           1999       $37.20   17.18%    $49,936   1.41%        (0.47%)         1.43%            51%
Year ended July 31           2000       $38.05    3.81%    $42,842   1.32%        (0.47%)         1.32%            53%
Year ended July 31           2001       $25.28  (31.44%)   $20,106   1.36%        (0.73%)         1.48%           139%
Year ended July 31           2002       $17.88  (29.27%)   $ 9,132   1.63%        (1.03%)         1.63%            70%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(c)    $25.59  (23.35%)*  $   158   2.17%**      (1.54%)**       2.57%**         139%
Year ended July 31           2002       $17.85  (30.25%)   $   285   2.27%        (1.89%)         2.27%            70%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         1998(d)    $32.28    7.07%*   $   922   2.17%**      (0.84%)**       2.59%**          38%
Year ended July 31           1999       $36.92   16.56%    $ 6,653   1.95%        (1.00%)         2.21%            51%
Year ended July 31           2000       $37.56    3.26%    $ 4,171   1.82%        (0.97%)         2.07%            53%
Year ended July 31           2001       $24.75  (31.97%)   $ 1,935   2.05%        (1.42%)         2.32%           139%
Year ended July 31           2002       $17.37  (29.82%)   $   837   2.38%        (1.78%)         2.38%            70%
---------------------------------------------------------------------------------------------------------------------------

(a) Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor of the Large Cap Opportunity Fund.

(b)  Reflects operations for the period from January 1, 1998 to July 31, 1998.

(c) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

(d) Reflects operations for the period from March 9, 1998 (date of commencement of operations) to July 31, 1998.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
QUALITY GROWTH FUND
--------------------------------------------------------------------------------
                                                         CHANGE IN NET
                                                      ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                           OPERATIONS                      DISTRIBUTIONS FROM
                                                   ---------------------------            -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED   CHANGE IN
                                        NET ASSET  NET         GAINS/(LOSSES)   NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  FROM             RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     INVESTMENT       FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      TRANSACTIONS     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $19.23      0.03        2.49             2.52        (0.03)     (1.46)   (1.49)
Year ended July 31           1999       $20.26     (0.06)       5.06             5.00           --      (1.95)   (1.95)
Year ended July 31           2000       $23.31     (0.07)       4.05             3.98           --      (1.17)   (1.17)
Year ended July 31           2001       $26.12        --       (4.88)           (4.88)          --      (2.91)   (2.91)
Year ended July 31           2002       $18.33     (0.08)      (4.89)           (4.97)          --      (0.59)   (0.59)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $24.17        --      (3.03)            (3.03)          --      (2.91)   (2.91)
Year ended July 31           2002       $18.23     (0.16)     (4.88)            (5.04)          --      (0.59)   (0.59)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $19.18     (0.07)      2.45              2.38           --      (1.46)   (1.46)
Year ended July 31           1999       $20.10     (0.18)      5.00              4.82           --      (1.95)   (1.95)
Year ended July 31           2000       $22.97     (0.19)      3.98              3.79           --      (1.17)   (1.17)
Year ended July 31           2001       $25.59        --      (4.90)            (4.90)          --      (2.91)   (2.91)
Year ended July 31           2002       $17.78     (0.20)     (4.71)            (4.91)          --      (0.59)   (0.59)
-------------------------------------------------------------------------------------------------------------------------------


                                                                             RATIOS/SUPPLEMENTAL DATA
                                                           --------------------------------------------------------------
                                        NET     TOTAL      NET                    RATIOS OF NET
                                        ASSET   RETURN     ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES) END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES      PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)    (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $20.26   14.12%    $520,068  1.00%         0.10%          1.37%           45%
Year ended July 31           1999       $23.31   26.48%    $116,963  1.21%        (0.29%)         1.29%           34%
Year ended July 31           2000       $26.12   17.60%    $208,342  1.25%        (0.35%)         1.28%           21%
Year ended July 31           2001       $18.33  (20.16%)   $340,596  1.28%        (0.46%)         1.28%           20%
Year ended July 31           2002       $12.77  (28.08%)   $221,972  1.34%        (0.49%)         1.34%           20%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $18.23  (24.58%)*  $ 14,531  2.05%**      (1.22%)**       2.05%**         20%
Year ended July 31           2002       $12.60  (28.63%)   $ 19,678  2.10%        (1.25%)         2.10%           20%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $20.10   13.41%    $  8,357  1.63%        (0.54%)         2.02%           45%
Year ended July 31           1999       $22.97   25.76%    $  9,775  1.80%        (0.89%)         2.10%           34%
Year ended July 31           2000       $25.59   17.01%    $ 13,791  2.00%        (0.85%)         2.28%           21%
Year ended July 31           2001       $17.78  (20.71%)   $ 11,687  1.98%        (1.17%)         2.11%           20%
Year ended July 31           2002       $12.28  (28.62%)   $  8,044  2.09%        (1.24%)         2.09%           20%
---------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
LARGE CAP CORE FUND
--------------------------------------------------------------------------------
                                                         CHANGE IN NET
                                                      ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                           OPERATIONS                      DISTRIBUTIONS FROM
                                                   ---------------------------            -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED
                                                               GAINS/(LOSSES)  CHANGE IN
                                        NET ASSET  NET         FROM            NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  INVESTMENT      RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     TRANSACTIONS    FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      AND FUTURES     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $13.81     0.21          3.02            3.23      (0.21)      (1.39)    (1.60)
Year ended December 31       1998       $15.44     0.08          4.00            4.08      (0.10)      (1.54)    (1.64)
Year ended December 31       1999       $17.88     0.07          3.18            3.25      (0.07)      (0.81)    (0.88)
Year ended December 31       2000       $20.25     0.02         (2.22)          (2.20)     (0.02)      (1.34)    (1.36)
Period ended July 31         2001(a)    $16.69     0.02         (1.42)          (1.40)     (0.03)      (0.24)    (0.27)
Year ended July 31           2002       $15.02     0.05         (3.62)          (3.57)     (0.07)      (0.31)    (0.38)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $13.86     0.02         (2.41)          (2.39)     (0.04)      (0.31)    (0.35)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $13.86     0.03         (2.40)          (2.37)     (0.03)      (0.31)    (0.34)
------------------------------------------------------------------------------------------------------------------------------


                                                                             RATIOS/SUPPLEMENTAL DATA
                                                           ----------------------------------------------------------------
                                        NET     TOTAL      NET                    RATIOS OF NET
                                        ASSET   RETURN     ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES) END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES      PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)    (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $15.44   23.89%    $ 35,343  1.17%        1.31%           1.18%           88%
Year ended December 31       1998       $17.88   27.68%    $ 50,458  1.18%        0.50%           1.19%           20%
Year ended December 31       1999       $20.25   18.53%    $ 58,336  1.18%        0.36%           1.19%            9%
Year ended December 31       2000       $16.69  (11.47%)   $ 47,847  1.16%        0.10%           1.17%           14%
Period ended July 31         2001(a)    $15.02   (8.36%)*  $ 38,659  1.18%**      0.15%**         1.19%**          5%
Year ended July 31           2002       $11.07  (24.25%)   $ 23,320  1.18%        0.38%           1.22%            5%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $11.12  (15.86%)*  $    361  1.93%**     (0.36%)**        1.99%**          5%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $11.15  (15.66%)*  $     20  1.90%**     (0.12%)**        1.97%**          5%
--------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
EQUITY INDEX FUND
--------------------------------------------------------------------------------
                                                         CHANGE IN NET
                                                      ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                           OPERATIONS                      DISTRIBUTIONS FROM
                                                   ---------------------------            -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED
                                                               GAINS/(LOSSES)  CHANGE IN
                                        NET ASSET  NET         FROM            NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  INVESTMENT      RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     TRANSACTIONS    FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      AND FUTURES     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $14.72     0.20        4.51             4.71       (0.21)      (0.07)   (0.28)
Year ended December 31       1998       $19.15     0.18        5.14             5.32       (0.18)      (0.04)   (0.22)
Year ended December 31       1999       $24.25     0.18        4.68             4.86       (0.18)      (0.61)   (0.79)
Year ended December 31       2000       $28.32     0.15       (2.80)           (2.65)      (0.15)      (0.32)   (0.47)
Period ended July 31         2001(a)    $25.20     0.09       (2.09)           (2.00)      (0.10)         --    (0.10)
Year ended July 31           2002       $23.10     0.17       (5.69)           (5.52)      (0.20)         --    (0.20)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $21.07     0.06       (3.69)           (3.63)      (0.12)         --    (0.12)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $21.07     0.10       (3.73)           (3.63)      (0.11)         --    (0.11)
------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                           ----------------------------------------------------------------
                                        NET     TOTAL      NET                    RATIOS OF NET
                                        ASSET   RETURN     ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES) END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES      PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)    (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $19.15   32.24%    $ 27,922  0.68%        1.20%           0.79%            1%
Year ended December 31       1998       $24.25   27.93%    $ 38,205  0.67%        0.85%           0.80%           12%
Year ended December 31       1999       $28.32   20.24%    $ 47,836  0.67%        0.67%           0.79%            9%
Year ended December 31       2000       $25.20   (9.52%)   $ 38,930  0.65%        0.55%           0.78%            9%
Period ended July 31         2001(a)    $23.10   (7.94%)*  $ 33,765  0.65%**      0.61%**         0.78%**          4%
Year ended July 31           2002       $17.38  (24.03%)   $ 24,817  0.66%        0.81%           0.81%            9%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $17.32  (15.32%)*  $  1,315  1.40%**      0.08%**         1.57%**          9%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $17.33  (15.30%)*  $    635  1.41%**      0.11%**         1.58%**          9%
---------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED FUND
--------------------------------------------------------------------------------
                                                        CHANGE IN NET
                                                     ASSETS RESULTING FROM                  LESS DIVIDENDS AND
                                                           OPERATIONS                        DISTRIBUTIONS FROM
                                                    -------------------------               --------------------
                                                               NET REALIZED
                                                               AND UNREALIZED
                                                               GAINS/(LOSSES)   CHANGE IN
                                        NET ASSET  NET         FROM INVESTMENT  NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  TRANSACTIONS     RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     AND OPTIONS      FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      CONTRACTS        OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $15.33     0.27         0.92             1.19       (0.28)      (1.25)   (1.53)
Year ended July 31           1999       $14.99     0.20         1.86             2.06       (0.19)      (0.74)   (0.93)
Year ended July 31           2000       $16.12     0.17         2.62             2.79       (0.20)      (1.34)   (1.54)
Year ended July 31           2001       $17.37     0.18        (2.00)           (1.82)      (0.20)      (2.00)   (2.20)
Year ended July 31           2002(b)    $13.35     0.12        (2.27)           (2.15)      (0.14)      (0.20)   (0.34)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $16.53     0.17        (1.27)           (1.10)      (0.15)      (2.00)   (2.15)
Year ended July 31           2002(b)    $13.28     0.02        (2.24)           (2.22)      (0.11)      (0.20)   (0.31)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $15.34     0.17         0.92             1.09       (0.17)      (1.25)   (1.42)
Year ended July 31           1999       $15.01     0.11         1.88             1.99       (0.13)      (0.74)   (0.87)
Year ended July 31           2000       $16.13     0.12         2.57             2.69       (0.13)      (1.34)   (1.47)
Year ended July 31           2001       $17.35     0.15        (2.07)           (1.92)      (0.17)      (2.00)   (2.17)
Year ended July 31           2002(b)    $13.26     0.02        (2.24)           (2.22)      (0.11)      (0.20)   (0.31)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                            ------------------------------------------------------------------
                                        NET     TOTAL       NET                       RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF       INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO     INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE TO      AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS      NET ASSETS      ASSETS ^        RATE #
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $14.99    8.41%     $173,177  1.00%           1.84%           1.43%           135%
Year ended July 31           1999       $16.12   14.30%     $ 79,686  1.28%           1.22%           1.34%           128%
Year ended July 31           2000       $17.37   18.28%     $104,750  1.25%           1.30%           1.31%           122%
Year ended July 31           2001       $13.35  (11.84%)    $106,275  1.26%           1.23%           1.32%            77%
Year ended July 31           2002(b)    $10.86  (16.53%)    $ 81,079  1.34%           0.86%           1.38%            78%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $13.28   (8.14%)*   $ 10,239  2.03%**         0.42%**         2.09%**          77%
Year ended July 31           2002(b)    $10.75  (17.14%)    $ 14,007  2.10%           0.10%           2.14%            78%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $15.01    7.67%     $  4,796  1.58%           1.24%           2.07%           135%
Year ended July 31           1999       $16.13   13.78%     $  6,692  1.76%           0.78%           2.05%           128%
Year ended July 31           2000       $17.35   17.66%     $  7,815  1.75%           0.80%           2.06%           122%
Year ended July 31           2001       $13.26  (12.47%)    $  6,883  1.96%           0.53%           2.15%            77%
Year ended July 31           2002(b)    $10.73  (17.16%)    $  4,963  2.09%           0.11%           2.13%            78%
-------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the Balanced Fund, Investment A, B and C
     Shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by ($0.02), and increase the ratio of net investment income to average net assets from 0.86% to 0.98%, 0.10% to 0.12% and 0.11% to 0.13%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MICRO CAP VALUE FUND
--------------------------------------------------------------------------------
                                                         CHANGE IN NET
                                                      ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                           OPERATIONS                      DISTRIBUTIONS FROM
                                                   ---------------------------            -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED   CHANGE IN
                                        NET ASSET  NET         GAINS/(LOSSES)   NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  FROM             RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     INVESTMENT       FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      TRANSACTIONS     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended December 31     2001(a)    $5.93      (0.01)       0.04             0.03       --          --        --
Period ended July 31         2002(b)    $5.96      (0.02)      (0.12)           (0.14)      --          --        --
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended December 31     2001(a)    $5.93      (0.01)       0.03             0.02       --          --        --
Period ended July 31         2002(b)    $5.95      (0.03)      (0.13)           (0.16)      --          --        --
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31     2001(a)    $5.93      (0.01)       0.04             0.03       --          --        --
Period ended July 31         2002(b)    $5.96      (0.03)      (0.14)           (0.17)      --          --        --
-------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                           ----------------------------------------------------------------
                                        NET     TOTAL      NET                    RATIOS OF NET
                                        ASSET   RETURN     ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES) END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES      PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)    (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended December 31     2001(a)    $5.96    0.56%*    $    862  1.59%**      (0.36%)**       1.78%**         47%
Period ended July 31         2002(b)    $5.82   (2.35%)*   $  5,030  1.66%**      (0.77%)**       1.95%**         16%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended December 31     2001(a)    $5.95    0.39%*    $    352  2.31%**      (1.08%)**       2.52%**         47%
Period ended July 31         2002(b)    $5.79   (2.69%)*   $  2,709  2.42%**      (1.50%)**       2.72%**         16%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31     2001(a)    $5.96    0.56%*    $     59  2.32%**      (0.97%)**       2.57%**         47%
Period ended July 31         2002(b)    $5.79   (2.85%)*   $    712  2.42%**      (1.52%)**       2.73%**         16%
---------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.

(b)  Reflects operations for the period from January 1, 2002 to July 31, 2002.
     The Fund changed its fiscal year end to July 31 from December 31.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MULTI CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                                                     CHANGE IN NET
                                                                  ASSETS RESULTING FROM           LESS DIVIDENDS AND
                                                                        OPERATIONS                DISTRIBUTIONS FROM
                                                               ---------------------------        -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED   CHANGE IN
                                        NET ASSET  NET         GAINS/(LOSSES)   NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  FROM             RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     INVESTMENT       FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      TRANSACTIONS     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended December 31     2001(a)    $19.44      0.01        0.57             0.58       (0.06)      (0.91)    (0.97)
Period ended July 312002(b)             $19.05     (0.02)      (3.26)           (3.28)         --          --        --
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended December 31     2001(a)    $19.44     (0.02)       0.56             0.54       (0.04)      (0.91)    (0.95)
Period ended July 312002(b)             $19.03     (0.08)      (3.26)           (3.34)         --          --       --
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31     2001(a)    $19.44     (0.01)       0.55             0.54       (0.04)      (0.92)    (0.96)
Period ended July 312002(b)             $19.02     (0.08)      (3.25)           (3.33)         --          --       --
-------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                            ----------------------------------------------------------------
                                        NET     TOTAL       NET                    RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended December 31     2001(a)    $19.05    2.90%*     $ 6,395  1.54%**       0.14%**        1.63%**         80%
Period ended July 312002(b)             $15.77  (17.22%)*    $18,042  1.59%**      (0.27%)**       1.79%**         25%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended December 31     2001(a)    $19.03    2.76%*     $ 4,733  2.28%**      (0.59%)**       2.36%**         80%
Period ended July 312002(b)             $15.69  (17.55%)*    $11,522  2.34%**      (1.02%)**       2.53%**         25%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31     2001(a)    $19.02    2.72%*     $   497  2.23%**      (0.60%)**       2.33%**         80%
Period ended July 312002(b)             $15.69  (17.51%)*    $ 1,593  2.34%**      (1.08%)**       2.53%**         25%

----------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.

(b)  Reflects operations for the period from January 1, 2002 to July 31, 2002.
     The Fund changed its fiscal year end to July 31 from December 31.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
DISCIPLINED LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                                        CHANGE IN NET
                                                     ASSETS RESULTING FROM                  LESS DIVIDENDS AND
                                                           OPERATIONS                        DISTRIBUTIONS FROM
                                                    -------------------------               --------------------
                                                               NET REALIZED
                                                               AND UNREALIZED
                                                               GAINS/(LOSSES)   CHANGE IN
                                        NET ASSET  NET         FROM INVESTMENT  NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  TRANSACTIONS     RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     AND OPTIONS      FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      CONTRACTS        OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $14.44     0.26         2.43             2.69       (0.27)      (1.48)    (1.75)
Year ended July 31           1999       $15.38     0.29         1.19             1.48       (0.23)      (1.45)    (1.68)
Year ended July 31           2000       $15.18     0.17        (1.10)           (0.93)      (0.17)      (0.86)    (1.03)
Year ended July 31           2001       $13.22     0.11         0.16             0.27       (0.10)      (0.28)    (0.38)
Year ended July 31           2002       $13.11     0.07        (1.74)           (1.67)      (0.08)      (0.53)    (0.61)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $13.40     0.03         0.12             0.15       (0.03)      (0.28)    (0.31)
Year ended July 31           2002       $13.24    (0.02)       (1.74)           (1.76)      (0.02)      (0.53)    (0.55)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $14.45     0.17         2.41             2.58       (0.16)      (1.48)    (1.64)
Year ended July 31           1999       $15.39     0.14         1.26             1.40       (0.15)      (1.45)    (1.60)
Year ended July 31           2000       $15.19     0.10        (1.10)           (1.00)      (0.10)      (0.86)    (0.96)
Year ended July 31           2001       $13.23     0.05         0.14             0.19       (0.04)      (0.28)    (0.32)
Year ended July 31           2002       $13.10    (0.03)       (1.73)           (1.76)      (0.01)      (0.53)    (0.54)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                            --------------------------------------------------------------------
                                        NET     TOTAL       NET                        RATIOS OF NET
                                        ASSET   RETURN      ASSETS,    RATIOS OF       INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF     EXPENSES TO     INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD     AVERAGE TO      AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)    NET ASSETS      NET ASSETS      ASSETS ^        RATE #
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $15.38   19.57%     $150,404   1.01%            1.73%          1.44%           41%
Year ended July 31           1999       $15.18    9.90%     $ 20,268   1.27%            1.58%          1.37%           69%
Year ended July 31           2000       $13.22   (6.16%)    $ 12,777   1.27%            1.29%          1.33%           37%
Year ended July 31           2001       $13.11    1.85%     $ 16,069   1.31%            0.79%          1.37%           19%
Year ended July 31           2002       $10.83  (13.24%)    $ 12,579   1.40%            0.58%          1.43%           22%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $13.24    0.97%*    $  1,963   2.08%**          0.07%**        2.13%**         19%
Year ended July 31           2002       $10.93  (13.84%)    $  2,862   2.17%           (0.17%)         2.20%           22%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $15.39   18.72%     $    968   1.57%            1.21%          2.09%           41%
Year ended July 31           1999       $15.19    9.34%     $  1,433   1.83%            0.88%          2.13%           69%
Year ended July 31           2000       $13.23   (6.65%)    $    679   1.77%            0.80%          2.08%           37%
Year ended July 31           2001       $13.10    1.20%     $    668   2.02%            0.09%          2.19%           19%
Year ended July 31           2002       $10.80  (13.85%)    $    577   2.16%           (0.18%)         2.19%           22%
--------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------
                                                         CHANGE IN NET
                                                      ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                           OPERATIONS                      DISTRIBUTIONS FROM
                                                   ---------------------------            -------------------
                                                               NET REALIZED
                                                               AND UNREALIZED   CHANGE IN
                                        NET ASSET  NET         GAINS/(LOSSES)   NET ASSETS                        TOTAL
                                        VALUE,     INVESTMENT  FROM             RESULTING   NET         NET       DIVIDENDS
                                        BEGINNING  INCOME/     INVESTMENT       FROM        INVESTMENT  REALIZED  AND
                                        OF PERIOD  (LOSS)      TRANSACTIONS     OPERATIONS  INCOME      GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31     2001(a)    $10.53     0.16       (0.10)             0.06       (0.09)      --       (0.09)
Period ended July 312002(b)             $10.50     0.27        0.07              0.34       (0.29)      --       (0.29)
-------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                            ----------------------------------------------------------------
                                        NET     TOTAL       NET                    RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS   NET ASSETS      ASSETS ^        RATE #
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31     2001(a)    $10.50   0.62%*     $ 1,755   2.39%**      8.97%**         2.55%**         34%
Period ended July 312002(b)             $10.55   3.22%*     $ 8,148   2.37%**      3.97%**         2.66%**         27%
----------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001.

(b)  Reflects operations for the period from January 1, 2002 to July 31, 2002.
     The Fund changed its fiscal year end to July 31 from December 31.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------------
                                                           CHANGE IN NET
                                                        ASSETS RESULTING FROM                      LESS
                                                              OPERATIONS                    DISTRIBUTIONS FROM
                                                   ------------------------------           ------------------
                                                                NET REALIZED
                                                                AND UNREALIZED      CHANGE IN
                                        NET ASSET               GAINS/(LOSSES)      NET ASSETS             TOTAL
                                        VALUE,     NET          FROM INVESTMENT     RESULTING    NET       DIVIDENDS
                                        BEGINNING  INVESTMENT   TRANSACTIONS AND    FROM         REALIZED  AND
                                        OF PERIOD  LOSS         OPTIONS CONTRACTS   OPERATIONS   GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended July 31          2000(a)   $20.00     (0.03)       (0.76)              (0.79)         --        --
Year ended July 31            2001      $19.21        --        (8.70)              (8.70)      (0.16)    (0.16)
Year ended July 31            2002      $10.35     (0.13)       (4.70)              (4.83)         --        --
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31          2001(b)   $17.28        --        (6.84)              (6.84)      (0.16)    (0.16)
Year ended July 31            2002      $10.28     (0.17)       (4.67)              (4.84)         --        --
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31          2000(a)   $20.00     (0.03)       (0.77)              (0.80)         --        --
Year ended July 31            2001      $19.20        --        (8.80)              (8.80)      (0.16)    (0.16)
Year ended July 31            2002      $10.24     (0.24)       (4.57)              (4.81)         --        --
------------------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTAL DATA
                                                             ------------------------------------------------------------
                                        NET      TOTAL       NET                    RATIOS OF NET
                                        ASSET    RETURN      ASSETS,   RATIOS OF    INVESTMENT     RATIOS OF
                                        VALUE,   (EXCLUDES)  END OF    EXPENSES TO  LOSS           EXPENSES TO  PORTFOLIO
                                        END OF   SALES       PERIOD    AVERAGE TO   AVERAGE        AVERAGE NET  TURNOVER
                                        PERIOD   CHARGE)     (000'S)   NET ASSETS   NET ASSETS     ASSETS ^     RATE #
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended July 31          2000(a)   $19.21    (5.69%)*  $ 4,560    1.70%**      (1.27%)**      1.70%**      11%
Year ended July 31            2001      $10.35   (45.62%)   $ 5,615    1.76%        (1.49%)        1.76%        50%
Year ended July 31            2002      $ 5.52   (46.67%)   $ 3,256    1.75%        (1.59%)        1.75%        97%
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31          2001(b)   $10.28   (39.95%)*  $   900    2.54%**      (2.28%)**      2.54%**      50%
Year ended July 31            2002      $ 5.44   (47.08%)   $   679    2.51%        (2.35%)        2.51%        97%
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31          2000(a)   $19.20    (5.65%)*  $   105    2.42%**     (1.89%)**       2.42%**      11%
Year ended July 31            2001      $10.24   (46.12%)   $   150    2.60%       (2.33%)         2.60%        50%
Year ended July 31            2002      $ 5.43   (46.97%)   $    96    2.45%       (2.29%)         2.45%        97%
-------------------------------------------------------------------------------------------------------------------------


(a) Reflects operations for the period from June 5, 2000 (date of commencement of operations) to July 31, 2000.

(b) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
WORLDWIDE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                     CHANGE IN NET
                                                  ASSETS RESULTING FROM               LESS DIVIDENDS AND
                                                       OPERATIONS                      DISTRIBUTIONS FROM
                                               ---------------------------            -------------------
                                                           NET REALIZED
                                                           AND UNREALIZED   CHANGE IN
                                    NET ASSET  NET         GAINS/(LOSSES)   NET ASSETS                                 TOTAL
                                    VALUE,     INVESTMENT  FROM             RESULTING   NET         NET       RETURN   DIVIDENDS
                                    BEGINNING  INCOME/     INVESTMENT       FROM        INVESTMENT  REALIZED  OF       AND
                                    OF PERIOD  (LOSS)      TRANSACTIONS     OPERATIONS  INCOME      GAINS     CAPITAL  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31 2001(a)    $11.62      0.01        0.63             0.64       --          --        --           --
Period ended July 31     2002(b)    $12.26     (0.10)      (1.89)           (1.99)      --          --        --           --
------------------------------------------------------------------------------------------------------------------------------------
                                                                             RATIOS/SUPPLEMENTAL DATA
                                                            --------------------------------------------------------------------
                                        NET       TOTAL       NET                      RATIOS OF NET
                                        ASSET     RETURN      ASSETS,     RATIOS OF    INVESTMENT      RATIOS OF
                                        VALUE,    (EXCLUDES)  END OF      EXPENSES TO  INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF    SALES       PERIOD      AVERAGE      TO AVERAGE      AVERAGE NET     TURNOVER
                                        PERIOD    CHARGE)     (000'S)     NET ASSETS   NET ASSETS      ASSETS ^        RATE #
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended December 31     2001(a)    $ 12.26     8.50%*    $  100      1.93%**       0.85%**        1.93%**         974%
Period ended July 31         2002(b)    $ 10.27   (16.23%)*   $  329      2.45%**      (2.14%)**       2.82%**         592%
--------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001.

(b)  Reflects operations for the period from January 1, 2002 to July 31, 2002.
     The Fund changed its fiscal year end to July 31 from December 31.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                          CHANGE IN NET
                                                      ASSETS RESULTING FROM                    LESS DIVIDENDS AND
                                                            OPERATIONS                         DISTRIBUTIONS FROM
                                                     --------------------------               ---------------------
                                                                 NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAINS/(LOSSES)
                                                                 FROM
                                                                 INVESTMENTS,    CHANGE IN
                                        NET ASSET    NET         FUTURES         NET ASSETS                            TOTAL
                                        VALUE,       INVESTMENT  TRANSACTIONS    RESULTING     NET           NET       DIVIDENDS
                                        BEGINNING    INCOME/     AND FOREIGN     FROM          INVESTMENT    REALIZED  AND
                                        OF PERIOD    (LOSS)      CURRENCY        OPERATIONS    INCOME        GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $12.05       0.09         1.31            1.40         (0.59)        (0.30)    (0.89)
Year ended July 31           1999       $12.56       0.03         0.49            0.52         (0.17)        (0.07)    (0.24)
Year ended July 31           2000       $12.84       0.04         1.01            1.05            --         (1.18)    (1.18)
Year ended July 31           2001       $12.71       0.12        (2.19)          (2.07)           --         (1.62)    (1.62)
Year ended July 31           2002       $ 9.02       0.04        (1.24)          (1.28)        (0.10)           --     (0.10)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $12.09       0.03        (1.44)          (1.41)           --         (1.62)    (1.62)
Year ended July 31           2002       $ 9.06      (0.05)       (1.31)          (1.36)        (0.10)           --     (0.10)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $12.01      (0.06)        1.39            1.33         (0.53)        (0.30)    (0.83)
Year ended July 31           1999       $12.51         --         0.46            0.46         (0.14)        (0.07)    (0.21)
Year ended July 31           2000       $12.76      (0.03)        0.99            0.96            --         (1.18)    (1.18)
Year ended July 31           2001       $12.54       0.13        (2.23)          (2.10)           --         (1.62)    (1.62)
Year ended July 31           2002       $ 8.82      (0.08)       (1.24)          (1.32)        (0.10)           --     (0.10)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTAL DATA
                                                              --------------------------------------------------------------
                                          NET     TOTAL       NET                     RATIOS OF NET
                                          ASSET   RETURN      ASSETS,   RATIOS OF     INVESTMENT      RATIOS OF
                                          VALUE,  (EXCLUDES)  END OF    EXPENSES TO   INCOME/(LOSS)   EXPENSES TO   PORTFOLIO
                                          END OF  SALES       PERIOD    AVERAGE TO    AVERAGE         AVERAGE NET   TURNOVER
                                          PERIOD  CHARGE)     (000'S)   NET ASSETS    NET ASSETS      ASSETS ^      RATE #
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998         $12.56   13.29%     $163,297  1.47%          0.66%          1.82%          39%
Year ended July 31           1999         $12.84    4.23%     $  5,821  1.52%          0.03%          1.70%          42%
Year ended July 31           2000         $12.71    8.02%     $  7,901  1.70%          0.32%          1.70%          86%
Year ended July 31           2001         $ 9.02  (17.85%)    $  5,933  1.73%          0.07%          1.73%          42%
Year ended July 31           2002         $ 7.64  (14.23%)    $  4,105  1.62%          0.17%          1.62%          23%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)      $ 9.06  (13.36%)*   $    176  2.43%**        2.08%**        2.43%**        42%
Year ended July 31           2002         $ 7.60  (15.11%)    $    246  2.38%         (0.79%)         2.38%          23%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998         $12.51   12.57%     $    291  2.22%         (0.09%)         2.47%          39%
Year ended July 31           1999         $12.76    3.79%     $    235  2.25%         (0.08%)         2.50%          42%
Year ended July 31           2000         $12.54    7.25%     $    276  2.22%         (0.20%)         2.22%          86%
Year ended July 31           2001         $ 8.82  (18.39%)    $    163  2.43%         (0.01%)         2.57%          42%
Year ended July 31           2002         $ 7.40  (15.07%)    $    127  2.38%         (0.94%)         2.38%          23%
-----------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL GDP FUND
-------------------------------------------------------------------------------------------------------------------
                                                          CHANGE IN NET
                                                      ASSETS RESULTING FROM                    LESS DIVIDENDS AND
                                                            OPERATIONS                         DISTRIBUTIONS FROM
                                                     --------------------------               ---------------------
                                                                 NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAINS/(LOSSES)
                                                                 FROM
                                                                 INVESTMENTS,    CHANGE IN
                                        NET ASSET    NET         FUTURES         NET ASSETS                            TOTAL
                                        VALUE,       INVESTMENT  TRANSACTIONS    RESULTING     NET           NET       DIVIDENDS
                                        BEGINNING    INCOME/     AND FOREIGN     FROM          INVESTMENT    REALIZED  AND
                                        OF PERIOD    (LOSS)      CURRENCY        OPERATIONS    INCOME        GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $14.69       0.08         0.25            0.33         (0.15)        (0.08)    (0.23)
Year ended December 31       1998       $14.79       0.10         2.46            2.56         (0.19)        (1.41)    (1.60)
Year ended December 31       1999       $15.75       0.08         4.14            4.22         (0.12)        (0.65)    (0.77)
Year ended December 31       2000       $19.20       0.05        (3.38)          (3.33)        (0.02)        (0.39)    (0.41)
Period ended July 31         2001(a)    $15.46       0.09        (2.81)          (2.72)        (0.04)           --     (0.04)
Year ended July 31           2002       $12.70       0.07        (2.39)          (2.32)        (0.07)        (0.48)    (0.55)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $11.76       0.09        (1.36)          (1.27)        (0.06)        (0.48)    (0.54)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $11.76      (0.01)       (1.25)          (1.26)        (0.06)        (0.48)    (0.54)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTAL DATA
                                                              --------------------------------------------------------------
                                          NET     TOTAL       NET                     RATIOS OF NET
                                          ASSET   RETURN      ASSETS,   RATIOS OF     INVESTMENT      RATIOS OF
                                          VALUE,  (EXCLUDES)  END OF    EXPENSES TO   INCOME/(LOSS)   EXPENSES TO   PORTFOLIO
                                          END OF  SALES       PERIOD    AVERAGE TO    AVERAGE         AVERAGE NET   TURNOVER
                                          PERIOD  CHARGE)     (000'S)   NET ASSETS    NET ASSETS      ASSETS ^      RATE #
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997         $14.79    2.25%     $ 9,780   1.30%         0.53%          1.31%           3%
Year ended December 31       1998         $15.75   17.60%     $12,390   1.30%         0.59%          1.31%          22%
Year ended December 31       1999         $19.20   27.95%     $15,197   1.27%         0.47%          1.28%           8%
Year ended December 31       2000         $15.46  (17.61%)    $15,162   1.25%         0.22%          1.26%           7%
Period ended July 31         2001(a)      $12.70  (17.64%)*   $12,839   1.27%**       1.06%**        1.27%**        22%
Year ended July 31           2002         $ 9.83  (18.84%)    $ 5,527   1.27%         0.48%          1.31%           6%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)      $ 9.95  (10.69%)*   $    47   2.00%**       0.70%**        2.04%**         6%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)      $ 9.96  (10.64%)*   $     1   1.98%**      (0.08%)**       1.98%**         6%
-----------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
BOND FUND
--------------------------------------------------------------------------------
                                                           CHANGE IN NET
                                                        ASSETS RESULTING FROM                   LESS DIVIDENDS AND
                                                            OPERATIONS                          DISTRIBUTIONS FROM
                                                     --------------------------               ----------------------
                                                                 NET REALIZED
                                                                 AND UNREALIZED  CHANGE IN
                                        NET ASSET                GAINS/(LOSSES)  NET ASSETS                            TOTAL
                                        VALUE,       NET         FROM            RESULTING    NET           NET        DIVIDENDS
                                        BEGINNING    INVESTMENT  INVESTMENT      FROM         INVESTMENT    REALIZED   AND
                                        OF PERIOD    INCOME      TRANSACTIONS    OPERATIONS   INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $10.16       0.63         0.35            0.98        (0.65)        (0.20)     (0.85)
Year ended December 31       1998       $10.29       0.62         0.28            0.90        (0.63)        (0.24)     (0.87)
Year ended December 31       1999       $10.32       0.58        (1.06)          (0.48)       (0.58)        (0.01)     (0.59)
Year ended December 31       2000       $ 9.25       0.59         0.46            1.05        (0.59)           --      (0.59)
Period ended July 31         2001(a)    $ 9.71       0.27         0.30            0.57        (0.33)           --      (0.33)
Year ended July 31           2002       $ 9.95       0.51        (0.03)           0.48        (0.51)           --      (0.51)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $10.13       0.29        (0.17)          0.12         (0.32)           --      (0.32)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $10.13       0.27        (0.16)          0.11         (0.31)           --      (0.31)
------------------------------------------------------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTAL DATA
                                                    -------------------------------------------------------------------
                                           NET     TOTAL       NET                     RATIOS OF NET
                                           ASSET   RETURN      ASSETS,   RATIOS OF     INVESTMENT      RATIOS OF
                                           VALUE,  (EXCLUDES)  END OF    EXPENSES TO   INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                           END OF  SALES       PERIOD    AVERAGE TO    AVERAGE         AVERAGE NET     TURNOVER
                                           PERIOD  CHARGE)     (000'S)   NET ASSETS    NET ASSETS      ASSETS ^        RATE #
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31        1997         $10.29  10.19%      $  5,611  1.07%         6.38%           1.08%            84%
Year ended December 31        1998         $10.32   9.04%      $ 10,629  1.08%         5.97%           1.09%           108%
Year ended December 31        1999         $ 9.25  (4.76%)     $ 10,614  1.08%         5.99%           1.09%            90%
Year ended December 31        2000         $ 9.71  11.65%      $  6,663  1.07%         6.27%           1.07%           135%
Period ended July 31          2001(a)      $ 9.95   6.05%*     $  6,190  1.08%**       4.61%**         1.09%**         131%
Year ended July 31            2002         $ 9.92   4.91%      $ 19,949  1.06%         4.47%           1.16%           229%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31          2002(b)      $ 9.93   1.22%*     $  6,857  1.81%**       3.70%**         1.93%**         229%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31          2002(b)      $ 9.93   1.20%*     $  1,194  1.81%**       3.68%**         1.92%**         229%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2001 for the Bond Fund, Investment A Shares was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets from 4.95% to 4.61%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
                                                                CHANGE IN NET                                LESS
                                                             ASSETS RESULTING FROM                         DIVIDENDS
                                                                 OPERATIONS                                   FROM
                                                        ------------------------------                     ----------
                                                                        NET REALIZED
                                                                        AND UNREALIZED      CHANGE IN
                                        NET ASSET                       GAINS/(LOSSES)      NET ASSETS                 TOTAL
                                        VALUE,          NET             FROM                RESULTING      NET         DIVIDENDS
                                        BEGINNING       INVESTMENT      INVESTMENT          FROM           INVESTMENT  AND
                                        OF PERIOD       INCOME          TRANSACTIONS        OPERATIONS     INCOME      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31        1997      $ 9.78          0.57             0.15                0.72          (0.57)      (0.57)
Year ended December 31        1998      $ 9.93          0.54             0.16                0.70          (0.55)      (0.55)
Year ended December 31        1999      $10.08          0.54            (0.68)              (0.14)         (0.54)      (0.54)
Year ended December 31        2000      $ 9.40          0.57             0.28                0.85          (0.57)      (0.57)
Period ended July 31          2001(a)   $ 9.68          0.25             0.32                0.57          (0.32)      (0.32)
Year ended July 31            2002      $ 9.93          0.50             0.06                0.56          (0.48)      (0.48)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31          2002(b)   $10.08          0.29            (0.10)               0.19          (0.31)      (0.31)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31          2002(b)   $10.08          0.27            (0.07)               0.20          (0.30)      (0.30)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                            -------------------------------------------------------------------
                                        NET      TOTAL      NET                       RATIOS OF NET
                                        ASSET    RETURN     ASSETS,   RATIOS OF       INVESTMENT      RATIOS OF
                                        VALUE,   (EXCLUDES) END OF    EXPENSES TO     LOSS            EXPENSES TO     PORTFOLIO
                                        END OF   SALES      PERIOD    AVERAGE TO      AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD   CHARGE)    (000'S)   NET ASSETS      NET ASSETS      ASSETS ^        RATE #
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31        1997       $9.93    7.62%     $  6,972  1.00%           5.79%           1.01%           114%
Year ended December 31        1998      $10.08    7.26%     $ 12,313  1.01%           5.51%           1.02%           106%
Year ended December 31        1999       $9.40   (1.36)%    $ 11,537  1.02%           5.58%           1.03%            84%
Year ended December 31        2000       $9.68    9.44%     $  9,130  1.01%           6.04%           1.02%           168%
Period ended July 31          2001(a)    $9.93    5.98%*    $  8,467  1.03%**         4.26%**         1.03%**         141%
Year ended July 31            2002      $10.01    5.78%     $ 31,977  1.02%           4.25%           1.07%           229%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31          2002(b)   $ 9.96    1.92%*    $  2,580  1.77%**         3.45%**         1.84%**         229%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31          2002(b)   $ 9.98    2.02%*    $    797  1.77%**         3.48%**         1.84%**         229%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Intermediate Bond Fund Investment A
     Shares was to decrease net investment income per share by ($0.03), increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 4.70% to 4.26%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
SHORT TERM BOND FUND
--------------------------------------------------------------------------------
                                                                CHANGE IN NET                                LESS
                                                             ASSETS RESULTING FROM                         DIVIDENDS
                                                                 OPERATIONS                                   FROM
                                                        ------------------------------                     ----------
                                                                        NET REALIZED
                                                                        AND UNREALIZED      CHANGE IN
                                        NET ASSET                       GAINS/(LOSSES)      NET ASSETS                 TOTAL
                                        VALUE,          NET             FROM                RESULTING      NET         DIVIDENDS
                                        BEGINNING       INVESTMENT      INVESTMENT          FROM           INVESTMENT  AND
                                        OF PERIOD       INCOME          TRANSACTIONS        OPERATIONS     INCOME      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31        1997       $9.74          0.57             0.02               0.59          (0.59)      (0.59)
Year ended December 31        1998       $9.74          0.55             0.02               0.57          (0.55)      (0.55)
Year ended December 31        1999       $9.76          0.52            (0.30)              0.22          (0.51)      (0.51)
Year ended December 31        2000       $9.47          0.56             0.18               0.74          (0.56)      (0.56)
Period ended July 31          2001(a)    $9.65          0.23             0.25               0.48          (0.31)      (0.31)
Year ended July 31            2002       $9.82          0.43             0.03               0.46          (0.47)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                            -------------------------------------------------------------------
                                        NET      TOTAL      NET                       RATIOS OF NET
                                        ASSET    RETURN     ASSETS,   RATIOS OF       INVESTMENT      RATIOS OF
                                        VALUE,   (EXCLUDES) END OF    EXPENSES TO     LOSS            EXPENSES TO     PORTFOLIO
                                        END OF   SALES      PERIOD    AVERAGE TO      AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD   CHARGE)    (000'S)   NET ASSETS      NET ASSETS      ASSETS ^        RATE #
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31        1997       $9.74   6.26%      $ 7,433   0.88%           5.75%           0.99%            89%
Year ended December 31        1998       $9.76   6.00%      $ 6,126   0.91%           5.60%           1.02%            72%
Year ended December 31        1999       $9.47   2.35%      $ 4,573   0.90%           5.40%           1.01%            60%
Year ended December 31        2000       $9.65   7.96%      $ 3,505   0.88%           5.88%           0.99%            73%
Period ended July 31          2001(a)    $9.82   5.20%*     $ 3,340   0.89%**         4.22%**         1.00%**          56%
Year ended July 31            2002       $9.81   4.83%      $19,019   0.90%           3.71%           1.01%           111%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Short Term Bond Fund, Investment A
     Shares was to decrease net investment income per share by ($0.02), increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets from 4.67% to 4.22%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                                                                CHANGE IN NET                                LESS
                                                             ASSETS RESULTING FROM                         DIVIDENDS
                                                                 OPERATIONS                                   FROM
                                                        ------------------------------                     ----------
                                                                        NET REALIZED
                                                                        AND UNREALIZED      CHANGE IN
                                        NET ASSET                       GAINS/(LOSSES)      NET ASSETS                 TOTAL
                                        VALUE,          NET             FROM                RESULTING      NET         DIVIDENDS
                                        BEGINNING       INVESTMENT      INVESTMENT          FROM           INVESTMENT  AND
                                        OF PERIOD       INCOME          TRANSACTIONS        OPERATIONS     INCOME      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31            1998      $ 9.75          0.52             0.07               0.59           (0.52)      (0.52)
Year ended July 31            1999      $ 9.82          0.55            (0.26)              0.29           (0.47)      (0.47)
Year ended July 31            2000      $ 9.64          0.48            (0.09)              0.39           (0.48)      (0.48)
Year ended July 31            2001      $ 9.55          0.50             0.51               1.01           (0.50)      (0.50)
Year ended July 31            2002(a)   $10.06          0.38             0.35               0.73           (0.36)      (0.36)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31            1998      $ 9.75          0.46             0.04               0.50           (0.45)      (0.45)
Year ended July 31            1999      $ 9.80          0.41            (0.18)              0.23           (0.42)      (0.42)
Year ended July 31            2000      $ 9.61          0.43            (0.09)              0.34           (0.43)      (0.43)
Year ended July 31            2001      $ 9.52          0.44             0.49               0.93           (0.44)      (0.44)
Year ended July 31            2002(a)   $10.01          0.30             0.34               0.64           (0.29)      (0.29)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                            -------------------------------------------------------------------
                                        NET      TOTAL      NET                       RATIOS OF NET
                                        ASSET    RETURN     ASSETS,   RATIOS OF       INVESTMENT      RATIOS OF
                                        VALUE,   (EXCLUDES) END OF    EXPENSES TO     LOSS            EXPENSES TO     PORTFOLIO
                                        END OF   SALES      PERIOD    AVERAGE TO      AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD   CHARGE)    (000'S)   NET ASSETS      NET ASSETS      ASSETS ^        RATE #
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31            1998      $ 9.82    6.17%     $41,550   0.75%           5.30%            1.28%          155%
Year ended July 31            1999      $ 9.64    2.89%     $ 5,192   0.95%           4.62%            1.28%           93%
Year ended July 31            2000      $ 9.55    4.20%     $ 2,818   0.98%           4.95%            1.19%           46%
Year ended July 31            2001      $10.06   10.76%     $ 4,076   0.99%           4.93%            1.24%           77%
Year ended July 31            2002(a)   $10.43    7.42%     $ 8,436   1.13%           3.70%            1.28%          180%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31            1998      $ 9.80    5.19%     $   118   1.50%           4.56%            1.93%          155%
Year ended July 31            1999      $ 9.61    2.31%     $   431   1.40%           4.20%            1.94%           93%
Year ended July 31            2000      $ 9.52    3.65%     $   198   1.48%           4.41%            1.92%           46%
Year ended July 31            2001      $10.01    9.98%     $   531   1.71%           4.17%            2.05%           77%
Year ended July 31            2002(a)   $10.36    6.53%     $ 2,623   1.89%           2.86%            2.03%          180%
-------------------------------------------------------------------------------------------------------------------------------

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the U.S. Government Bond Fund, Investment A and C Shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by ($0.02), and increase the ratio of net investment income to average net assets from 3.70% to 3.91% and 2.86% to 3.02%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                           CHANGE IN NET
                                                        ASSETS RESULTING FROM                   LESS DIVIDENDS AND
                                                            OPERATIONS                          DISTRIBUTIONS FROM
                                                     --------------------------               ----------------------
                                                                 NET REALIZED
                                                                 AND UNREALIZED  CHANGE IN
                                        NET ASSET                GAINS/(LOSSES)  NET ASSETS                            TOTAL
                                        VALUE,       NET         FROM            RESULTING    NET           NET        DIVIDENDS
                                        BEGINNING    INVESTMENT  INVESTMENT      FROM         INVESTMENT    REALIZED   AND
                                        OF PERIOD    INCOME      TRANSACTIONS    OPERATIONS   INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $10.29       0.42        0.42             0.84        (0.43)        (0.03)     (0.46)
Year ended December 31       1998       $10.67       0.42        0.15             0.57        (0.42)        (0.05)     (0.47)
Year ended December 31       1999       $10.77       0.42       (0.78)           (0.36)       (0.42)        (0.01)     (0.43)
Year ended December 31       2000       $ 9.98       0.44        0.73             1.17        (0.44)           --      (0.44)
Period ended July 31         2001(a)    $10.71       0.26        0.11             0.37        (0.25)        (0.05)     (0.30)
Year ended July 31           2002       $10.78       0.40        0.25             0.65        (0.41)        (0.25)     (0.66)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $10.87       0.25        0.09             0.34        (0.25)        (0.25)     (0.50)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $10.87       0.25        0.10             0.35        (0.25)        (0.25)     (0.50)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                            ------------------------------------------------------------------
                                        NET     TOTAL       NET                     RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF     INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO   INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE TO    AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS    NET ASSETS      ASSETS ^        RATE #
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $10.67   8.32%      $ 1,712   1.04%         4.05%           1.05%             16%
Year ended December 31       1998       $10.77   5.43%      $ 1,938   1.06%         3.91%           1.07%             53%
Year ended December 31       1999       $ 9.98  (3.40%)     $ 1,554   1.07%         4.05%           1.08%            109%
Year ended December 31       2000       $10.71  11.97%      $ 1,479   1.03%         4.36%           1.04%            119%
Period ended July 31         2001(a)    $10.78   3.58%*     $ 1,114   1.04%**       3.98%**         1.06%**           89%
Year ended July 31           2002       $10.77   6.31%      $ 1,498   1.04%         3.83%           1.14%             97%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $10.71  3.36%*      $   511   1.80%**       3.08%**         1.96%**           97%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $10.72  3.42%*      $   210   1.80%**       3.10%**         1.94%**           97%
------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Municipal Bond Fund, Investment A Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from and 3.97% to 3.97%. Per share, ratios and supplemental data for periods prior to January
     1, 2001 have not been restated to reflect this change in presentation.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                           CHANGE IN NET
                                                        ASSETS RESULTING FROM                   LESS DIVIDENDS AND
                                                            OPERATIONS                          DISTRIBUTIONS FROM
                                                     --------------------------               ----------------------
                                                                 NET REALIZED
                                                                 AND UNREALIZED CHANGE IN
                                        NET ASSET                GAINS/(LOSSES) NET ASSETS                            TOTAL
                                        VALUE,       NET         FROM           RESULTING    NET           NET        DIVIDENDS
                                        BEGINNING    INVESTMENT  INVESTMENT     FROM         INVESTMENT    REALIZED   AND
                                        OF PERIOD    INCOME      TRANSACTIONS   OPERATIONS   INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $10.42       0.43        0.26            0.69        (0.43)          --       (0.43)
Year ended December 31       1998       $10.68       0.42        0.11            0.53        (0.42)        (0.03)     (0.45)
Year ended December 31       1999       $10.76       0.43       (0.56)          (0.13)       (0.42)        (0.01)     (0.43)
Year ended December 31       2000       $10.20       0.44        0.43            0.87        (0.44)          --       (0.44)
Period ended July 31         2001(a)    $10.63       0.25        0.16            0.41        (0.24)        (0.02)     (0.26)
Year ended July 31           2002       $10.78       0.36        0.24            0.60        (0.35)        (0.24)     (0.59)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $10.67       0.21        0.11            0.32        (0.21)          --       (0.21)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $10.67       0.19        0.13            0.32        (0.21)          --       (0.21)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                            ------------------------------------------------------------------
                                        NET     TOTAL       NET                     RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF     INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO   INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE TO    AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS    NET ASSETS      ASSETS ^        RATE #
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $10.68    6.80%     $ 3,534   0.97%         4.06%           0.98%           23%
Year ended December 31       1998       $10.76    5.09%     $ 4,038   0.98%         3.97%           0.99%           40%
Year ended December 31       1999       $10.20   (1.27%)    $ 3,745   0.98%         3.97%           0.99%           63%
Year ended December 31       2000       $10.63    8.72%     $ 2,989   0.97%         4.18%           0.98%           59%
Period ended July 31         2001(a)    $10.78    3.91%*    $ 5,204   0.99%**       3.96%**         1.00%**         36%
Year ended July 31           2002       $10.79    5.74%     $ 4,445   0.98%         3.32%           1.07%           86%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $10.78    3.02%*    $   303   1.74%**       2.41%**         1.87%**         86%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $10.78    3.03%*    $   528   1.74%**       2.08%**         1.87%**         86%
------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Intermediate Municipal Bond Fund,
     Investment A Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 3.92% to 3.96%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                           CHANGE IN NET
                                                        ASSETS RESULTING FROM                   LESS DIVIDENDS AND
                                                            OPERATIONS                          DISTRIBUTIONS FROM
                                                     --------------------------               ----------------------
                                                                 NET REALIZED
                                                                 AND UNREALIZED CHANGE IN
                                        NET ASSET                GAINS/(LOSSES) NET ASSETS                            TOTAL
                                        VALUE,       NET         FROM           RESULTING    NET           NET        DIVIDENDS
                                        BEGINNING    INVESTMENT  INVESTMENT     FROM         INVESTMENT    REALIZED   AND
                                        OF PERIOD    INCOME      TRANSACTIONS   OPERATIONS   INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $10.31       0.42        0.02            0.44        (0.42)        (0.04)     (0.46)
Year ended July 31           1999       $10.29       0.46       (0.29)           0.17        (0.38)        (0.06)     (0.44)
Year ended July 31           2000       $10.02       0.39       (0.11)           0.28        (0.39)        (0.02)     (0.41)
Year ended July 31           2001       $ 9.89       0.39        0.39            0.78        (0.39)           --      (0.39)
Year ended July 31           2002(b)    $10.28       0.36        0.19            0.55        (0.35)           --      (0.35)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $ 9.90       0.30        0.20            0.50        (0.30)           --      (0.30)
Year ended July 31           2002(b)    $10.10       0.28        0.19            0.47        (0.28)           --      (0.28)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $10.31       0.35        0.01            0.36        (0.35)       (0.04)      (0.39)
Year ended July 31           1999       $10.28       0.33       (0.21)           0.12        (0.33)       (0.06)      (0.39)
Year ended July 31           2000       $10.01       0.34       (0.12)           0.22        (0.34)       (0.02)      (0.36)
Year ended July 31           2001       $ 9.87       0.33        0.38            0.71        (0.33)          --       (0.33)
Year ended July 31           2002(b)    $10.25       0.28        0.19            0.47        (0.28)          --       (0.28)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                            ------------------------------------------------------------------
                                        NET     TOTAL       NET                     RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF     INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO   INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE TO    AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS    NET ASSETS      ASSETS ^        RATE #
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31           1998       $10.29  4.38%       $188,966  0.74%         4.09%           1.17%           42%
Year ended July 31           1999       $10.02  1.63%       $ 22,008  1.00%         3.68%           1.21%           47%
Year ended July 31           2000       $ 9.89  2.85%       $ 13,257  1.01%         3.88%           1.05%           26%
Year ended July 31           2001       $10.28  8.04%       $ 14,516  1.01%         3.83%           1.07%           26%
Year ended July 31           2002(b)    $10.48  5.50%       $ 18,638  1.11%         3.53%           1.17%           28%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2001(a)    $10.10  5.17%*      $    898  1.78%**       2.99%**         1.84%**         26%
Year ended July 31           2002(b)    $10.29  4.76%       $  2,732  1.87%         2.72%           1.93%           28%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended July 31           1998       $10.28  3.56%       $    584  1.49%         3.33%           1.82%           42%
Year ended July 31           1999       $10.01  1.13%       $  1,071  1.55%         3.05%           1.93%           47%
Year ended July 31           2000       $ 9.87  2.25%       $    990  1.52%         3.30%           1.81%           26%
Year ended July 31           2001       $10.25  7.31%       $  1,516  1.72%         3.12%           1.89%           26%
Year ended July 31           2002(b)    $10.44  4.71%       $  3,746  1.88%         2.72%           1.94%           28%
------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the Ohio Municipal Bond Fund, Investment A,
     B, and C Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 3.53% to 3.56%, 2.72% to 2.75% and 2.72% to 2.75%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS (CONTINUED)
MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                           CHANGE IN NET
                                                        ASSETS RESULTING FROM                   LESS DIVIDENDS AND
                                                            OPERATIONS                          DISTRIBUTIONS FROM
                                                     --------------------------               ----------------------
                                                                 NET REALIZED
                                                                 AND UNREALIZED CHANGE IN
                                        NET ASSET                GAINS/(LOSSES) NET ASSETS                            TOTAL
                                        VALUE,       NET         FROM           RESULTING    NET           NET        DIVIDENDS
                                        BEGINNING    INVESTMENT  INVESTMENT     FROM         INVESTMENT    REALIZED   AND
                                        OF PERIOD    INCOME      TRANSACTIONS   OPERATIONS   INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $10.07       0.39         0.14          0.53         (0.40)           --      (0.40)
Year ended December 31       1998       $10.20       0.39         0.07          0.46         (0.39)        (0.01)     (0.40)
Year ended December 31       1999       $10.26       0.39        (0.34)         0.05         (0.39)           --      (0.39)
Year ended December 31       2000       $ 9.92       0.41         0.18          0.59         (0.41)        (0.01)     (0.42)
Period ended July 31         2001(a)    $10.09       0.23         0.16          0.39         (0.23)        (0.01)     (0.24)
Year ended July 31           2002       $10.24       0.36         0.19          0.55         (0.36)        (0.05)     (0.41)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $10.35       0.21         0.08          0.29         (0.21)        (0.05)     (0.26)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $10.35       0.19         0.10          0.29         (0.21)        (0.05)     (0.26)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                            ------------------------------------------------------------------
                                        NET     TOTAL       NET                     RATIOS OF NET
                                        ASSET   RETURN      ASSETS,   RATIOS OF     INVESTMENT      RATIOS OF
                                        VALUE,  (EXCLUDES)  END OF    EXPENSES TO   INCOME/(LOSS)   EXPENSES TO     PORTFOLIO
                                        END OF  SALES       PERIOD    AVERAGE TO    AVERAGE         AVERAGE NET     TURNOVER
                                        PERIOD  CHARGE)     (000'S)   NET ASSETS    NET ASSETS      ASSETS ^        RATE #
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31       1997       $10.20  5.38%       $ 4,413   0.84%         3.88%           0.95%           13%
Year ended December 31       1998       $10.26  4.60%       $ 5,946   0.84%         3.82%           0.95%           51%
Year ended December 31       1999       $ 9.92  0.51%       $ 4,378   0.86%         3.83%           0.97%           14%
Year ended December 31       2000       $10.09  6.05%       $ 3,629   0.83%         4.01%           0.94%           36%
Period ended July 31         2001(a)    $10.24  4.02%*      $ 3,569   0.84%**       3.85%**         0.96%**         19%
Year ended July 31           2002       $10.38  5.51%       $ 3,575   0.84%         3.49%           1.03%           25%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31         2002(b)    $10.38  2.82%*      $  374    1.70%**       2.48%**         1.84%**         25%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31         2002(b)    $10.38  2.89%*      $  795    1.70%**       2.47%**         1.82%**         25%
------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Michigan Municipal Bond Fund, Investment
     A Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 3.84% to 3.85%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

# Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                   -------------------------------------------------
                                                      LESS        NET              NET       RATIOS OF    RATIOS OF       RATIOS OF
                               NET ASSET              DIVIDENDS   ASSET            ASSETS,   EXPENSES TO  NET INVESTMENT  EXPENSES
                               VALUE,     NET         FROM NET    VALUE,           END OF    AVERAGE      INCOME          TO AVERAGE
                               BEGINNING  INVESTMENT  INVESTMENT  END OF   TOTAL   PERIOD    NET          TO AVERAGE      NET
                               OF PERIOD  INCOME      INCOME      PERIOD   RETURN  (000'S)   ASSETS       NET ASSETS      ASSETS ^
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31    1998     $1.00      $0.05       $(0.05)     $1.00    5.25%   $ 36,552  0.52%        5.13%           0.99%
Year ended July 31    1999     $1.00      $0.04       $(0.04)     $1.00    4.53%   $ 75,024  0.75%        4.39%           0.88%
Year ended July 31    2000     $1.00      $0.05       $(0.05)     $1.00    5.27%   $215,082  0.77%        5.29%           0.87%
Year ended July 31    2001     $1.00      $0.05       $(0.05)     $1.00    5.14%   $356,091  0.78%        4.86%           0.88%
Year ended July 31    2002     $1.00      $0.02       $(0.02)     $1.00    1.77%   $447,556  0.80%        1.71%           0.89%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended July 31  2001(a)  $1.00      $0.03       $(0.03)     $1.00    3.10%*  $  1,021  1.53%**      3.63%**         1.63%**
Year ended July 31    2002     $1.00      $0.01       $(0.01)     $1.00    1.00%   $  1,893  1.55%        0.91%           1.64%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended July 31  2002(b)  $1.00      $  --(c)    $   --(c)   $1.00    0.19%*  $    60   1.54%**      0.48%**         1.71%**
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.

(b) Reflects operations for the period from May 5, 2002 (date of commencement of operations) to July 31, 2002.

(c)  Amount less than $0.005.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                   -------------------------------------------------
                                                      LESS        NET              NET       RATIOS OF    RATIOS OF       RATIOS OF
                               NET ASSET              DIVIDENDS   ASSET            ASSETS,   EXPENSES TO  NET INVESTMENT  EXPENSES
                               VALUE,     NET         FROM NET    VALUE,           END OF    AVERAGE      INCOME          TO AVERAGE
                               BEGINNING  INVESTMENT  INVESTMENT  END OF   TOTAL   PERIOD    NET          TO AVERAGE      NET
                               OF PERIOD  INCOME      INCOME      PERIOD   RETURN  (000'S)   ASSETS       NET ASSETS      ASSETS ^
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended July 31    1998     $1.00      0.05        (0.05)      $1.00    5.13%   $150,286  0.52%        5.02%           0.99%
Year ended July 31    1999     $1.00      0.04        (0.04)      $1.00    4.41%   $381,105  0.75%        4.26%           0.92%
Year ended July 31    2000     $1.00      0.05        (0.05)      $1.00    5.10%   $264,393  0.77%        4.93%           0.89%
Year ended July 31    2001     $1.00      0.05        (0.05)      $1.00    5.02%   $248,064  0.75%        4.92%           0.85%
Year ended July 31    2002     $1.00      0.02        (0.02)      $1.00    1.58%   $270,062  0.85%        1.57%           0.94%
------------------------------------------------------------------------------------------------------------------------------------

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                   -------------------------------------------------
                                                      LESS        NET              NET       RATIOS OF    RATIOS OF       RATIOS OF
                               NET ASSET              DIVIDENDS   ASSET            ASSETS,   EXPENSES TO  NET INVESTMENT  EXPENSES
                               VALUE,     NET         FROM NET    VALUE,           END OF    AVERAGE      INCOME          TO AVERAGE
                               BEGINNING  INVESTMENT  INVESTMENT  END OF   TOTAL   PERIOD    NET          TO AVERAGE      NET
                               OF PERIOD  INCOME      INCOME      PERIOD   RETURN  (000'S)   ASSETS       NET ASSETS      ASSETS ^
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended December 31  1997    $1.00     0.03        (0.03)      $1.00    3.31%   $  289    0.52%        3.22%           0.63%
Year ended December 31  1998    $1.00     0.03        (0.03)      $1.00    3.06%   $  346    0.54%        3.02%           0.64%
Year ended December 31  1999    $1.00     0.03        (0.03)      $1.00    2.86%   $  658    0.53%        2.82%           0.63%
Year ended December 31  2000    $1.00     0.04        (0.04)      $1.00    3.70%   $  160    0.54%        3.44%           0.63%
Period ended July 31    2001(a) $1.00     0.02        (0.02)      $1.00    1.57%*  $  215    0.79%**      2.67%**         0.88%**
Year ended July 31      2002    $1.00     0.01        (0.01)      $1.00    1.25%   $  177    0.70%        1.26%           0.91%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The fund changed its fiscal year end to July 31 from December 31.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                   -------------------------------------------------
                                                      LESS        NET              NET       RATIOS OF    RATIOS OF       RATIOS OF
                               NET ASSET              DIVIDENDS   ASSET            ASSETS,   EXPENSES TO  NET INVESTMENT  EXPENSES
                               VALUE,     NET         FROM NET    VALUE,           END OF    AVERAGE      INCOME          TO AVERAGE
                               BEGINNING  INVESTMENT  INVESTMENT  END OF   TOTAL   PERIOD    NET          TO AVERAGE      NET
                               OF PERIOD  INCOME      INCOME      PERIOD   RETURN  (000'S)   ASSETS       NET ASSETS      ASSETS ^
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (A)
Year ended September 30 1997    $1.00     0.03        (0.03)      $1.00    2.72%   $ 60,284  0.80%        2.79%           0.80%
Year ended September 30 1998    $1.00     0.03        (0.03)      $1.00    2.74%   $ 44,494  0.71%        2.88%           0.71%
Period ended July 31    1999(b) $1.00     0.03        (0.03)      $1.00    2.18%*  $ 26,715  0.75%**      2.60%**         1.19%**
Year ended July 31      2000    $1.00     0.03        (0.03)      $1.00    3.40%   $ 29,693  0.38%        3.33%           1.08%
Year ended July 31      2001    $1.00     0.03        (0.03)      $1.00    3.37%   $ 40,981  0.36%        3.26%           0.99%
Year ended July 31      2002    $1.00     0.01        (0.01)      $1.00    1.38%   $ 42,004  0.41%        1.35%           1.02%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Information for the period prior to September 21, 1998 is for the Tax
     Exempt Money Market Fund, the Predecessor fund of the Fifth Third Tax
     Exempt Money Market Fund.

(b) Reflects operations for the period from October 1,1998 (date of commencement of operations) to July 31, 1999.

*    Not annualized.

**   Annualized.

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.


ADDRESSES
------------------------------------------------------------------------------------------------------------
Fifth Third Funds                                                  Fifth Third Funds
Stock and Bond Mutual Funds                                        3435 Stelzer Road
Asset Allocation Funds                                             Columbus, Ohio 43219
Money Market Mutual Funds
Class A Shares
Class B Shares
Class C Shares
------------------------------------------------------------------------------------------------------------

Investment Advisor                                                 Fifth Third Asset Management Inc.
                                                                   38 Fountain Square Plaza
                                                                   Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------

Investment Advisor                                                 Heartland Capital Management, Inc.
(Large Cap Opportunity Fund only)                                  251 North Illinois Street
                                                                   Suite 300
                                                                   Indianapolis, Indiana 46204
------------------------------------------------------------------------------------------------------------

Sub-Advisor                                                        Morgan Stanley Investment Management Inc.
(International Equity Fund only)                                   1221 Avenue of the Americas
                                                                   New York, New York 10020
------------------------------------------------------------------------------------------------------------

Distributor                                                        Fifth Third Funds Distributor, Inc.
                                                                   3435 Stelzer Road
                                                                   Columbus, Ohio 43219
------------------------------------------------------------------------------------------------------------

Administrator, Transfer Agent and Dividend Disbursing Agent,       Fifth Third Bank
     Fund Accountant and Custodian                                 38 Fountain Square Plaza
                                                                   Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant                          BISYS Fund Services Limited Partnership
                                                                   3435 Stelzer Road
                                                                   Columbus, Ohio 43219
------------------------------------------------------------------------------------------------------------

Sub-Transfer Agent                                                 BISYS Fund Services Ohio, Inc.
                                                                   3435 Stelzer Road
                                                                   Columbus, Ohio 43219
------------------------------------------------------------------------------------------------------------

Independent Auditors                                               PricewaterhouseCoopers LLP
                                                                   100 East Broad Street
                                                                   21st Floor
                                                                   Columbus, Ohio 43215
------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUNDS. IN ADDITION, YOU MAY CONTACT THE FUNDS AT:

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-282-5706
                          INTERNET: HTTP://WWW.53.COM*

--------------------------------------------------------------------------------

               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o    At no charge from the Commission's Website at http://www.sec.gov.


[logo]:
5/3 Fifth Third Funds


                                       Investment Company Act file no. 811-5669.

Logo: FIFTH THIRD FUNDS

MONEY MARKET MUTUAL FUNDS
INSTITUTIONAL SHARES

PROSPECTUS
NOVEMBER 30, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS
MONEY MARKET MUTUAL FUNDS
INSTITUTIONAL SHARES

TABLE OF CONTENTS

--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS
Prime Money Market Fund......................................................  2
Government Money Market Fund.................................................  3
U.S. Treasury Money Market Fund..............................................  4
Michigan Municipal Money Market Fund.........................................  5
Municipal Money Market Fund..................................................  6

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables...................................................................  7
Expense Examples.............................................................  8

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS........................................................  8

FUND MANAGEMENT
Investment Advisor........................................................... 12

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares..........................................  13
Purchasing and Adding to Your Shares........................................  13
Shareholder Contact Information.............................................  13
Selling Your Shares.........................................................  14
Exchanging Your Shares......................................................  14
Dividends and Capital Gains.................................................  15
Taxation....................................................................  15

FINANCIAL HIGHLIGHTS........................................................  16

BACK COVER
Where to learn more about Fifth Third Funds





OVERVIEW

--------------------------------------------------------------------------------

This section provides important information about each of the money market funds (the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All funds are managed by Fifth Third Asset Management Inc.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD PRIME MONEY MARKET FUND                                 MONEY MARKET

--------------------------------------------------------------------------------



FUNDAMENTAL OBJECTIVE Current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. Foreign investment risk involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
BAR CHART:
1992                3.37%
1993                2.69%
1994                3.83%
1995                5.60%
1996                5.04%
1997                5.21%
1998                5.13%
1999                4.79%
2000                6.06%
2001                3.84%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.57%
  Worst quarter:                Q4 2001               0.56%
  Year to Date Return (1/1/02 to 9/30/02):            1.14%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================
                                 INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                 6/14/89           3.84%             5.01%            4.55%
---------------------------------------------------------------------------------------------------
To obtain current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD GOVERNMENT MONEY MARKET FUND                            MONEY MARKET

--------------------------------------------------------------------------------



FUNDAMENTAL OBJECTIVE High current income consistent with stability of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of U.S. Treasury bills and notes and other obligations issued by the U.S. Government and it agencies or instrumentalities, repurchase agreements collateralized by these securities, and shares of registered money market investment companies that invest exclusively in these securities. Agency securities are generally limited to those that are considered tax advantaged by some states.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Bar Chart:
1992                3.36%
1993                2.69%
1994                3.84%
1995                5.51%
1996                4.96%
1997                5.10%
1998                4.98%
1999                4.61%
2000                5.86%
2001                3.68%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.53%
  Worst quarter:                Q4 2001               0.50%
  Year to Date Return (1/1/02 to 9/30/02):            0.95%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================
                                 INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                 7/10/91           3.68%             4.84%            4.46%
---------------------------------------------------------------------------------------------------
To obtain current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                         MONEY MARKET

--------------------------------------------------------------------------------



FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk and net asset value risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
1992                3.39%
1993                2.74%
1994                3.79%
1995                5.57%
1996                5.05%
1997                5.25%
1998                5.12%
1999                4.70%
2000                5.98%
2001                3.70%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.57%
  Worst quarter:                Q4 2001               0.52%
  Year to Date Return (1/1/02 to 9/30/02):            1.11%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================
                                 INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                12/12/88           3.70%             4.94%            4.52%
---------------------------------------------------------------------------------------------------
To obtain current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND                    MONEY MARKET

--------------------------------------------------------------------------------



FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES The Fund, under normal circumstances, invests at least 80% of its assets in municipal obligations, which consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal income taxes. The securities will have short-term debt ratings in the two highest rating categories of at least two Rating Agencies or will be unrated securities of comparable quality. Under normal circumstances, the Fund will invest at least 80% of its total assets in municipal obligations issued by the State of Michigan and its localities.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

Due to the level of investment in municipal obligations issued by the State of Michigan and its local governments, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES*
--------------------------------------------------------------------------------
Bar Chart:
1992                2.63%
1993                2.00%
1994                2.40%
1995                3.50%
1996                3.11%
1997                3.31%
1998                3.06%
1999                2.86%
2000                3.73%
2001                2.47%





The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                Q4 2000                0.98%
  Worst quarter:               Q4 2001                0.39%
  Year to Date Return (1/1/02 to 9/30/02):            0.84%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================
                                 INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES*                6/3/91            2.47%             3.08%            2.89%
---------------------------------------------------------------------------------------------------
To obtain current yield information, visit www.53.com or call 1-800-282-5706.

* For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Michigan
   Municipal Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Money Market Fund.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND

FUNDAMENTAL OBJECTIVE Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager.

Under normal circumstances, at least 80% of its assets are invested in municipal securities, which include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. Those securities tend to be:

     o general obligation bonds where principal and interest are paid from general tax revenues received by the issuer;

     o revenue bonds, where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

     o industrial development bonds, where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, the Fund may also invest in repurchase agreements collateralized by U.S. Treasury securities, they may be subject to limited resale rights. The Fund may also invest in repurchase agreements collateralized by U.S. Treasury securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES*
--------------------------------------------------------------------------------
Bar Chart:
1992                2.42%
1993                1.81%
1994                2.10%
1995                2.95%
1996                2.72%
1997                2.75%
1998                2.60%
1999                2.86%
2000                3.88%
2001                2.49%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.02%
  Worst quarter:                Q4 2001               0.41%
  Year to Date Return (1/1/02 to 9/30/02):            0.86%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
===================================================================================================
                                 INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES*                9/7/83            2.49%             2.91%            2.66%
---------------------------------------------------------------------------------------------------
To obtain current yield information, visit www.53.com or call 1-800-282-5706.

* The Fund first offered Institutional shares on September 21, 1998. The quoted performance of the Fund for the period prior to September 21, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes have different expenses.

SHAREHOLDER FEES AND FUND EXPENSES

--------------------------------------------------------------------------------


FEE TABLES

--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.

SHAREHOLDER FEES                                                  MONEY MARKET FUNDS--FEE TABLE
-------------------------------------------------------------------------------------------------------------------------
                                       FIFTH THIRD       FIFTH THIRD       FIFTH THIRD      FIFTH THIRD       FIFTH THIRD
                                       PRIME MONEY       GOVERNMENT       U.S. TREASURY  MICHIGAN MUNICIPAL    MUNICIPAL
                                         MARKET         MONEY MARKET      MONEY MARKET      MONEY MARKET     MONEY MARKET
                                          FUND              FUND              FUND              FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON PURCHASES                           None              None              None             None              None
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON REINVESTED DIVIDENDS                None              None              None             None              None
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD               None              None              None             None              None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                           0.40%             0.40%             0.40%            0.40%             0.50%
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                 None              None              None             None              None
-------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                            0.25%             0.29%             0.24%            0.25%             0.27%
-------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      0.65%             0.69%1           0.64%1            0.65%             0.77%1
-------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT   0.11%2              --               --              0.11%2             --
-------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                              0.54%               --               --              0.54%              --
-------------------------------------------------------------------------------------------------------------------------
1  During the last fiscal year, the Fund's Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Government Money Market Fund to 0.65%, for the
   U.S. Treasury Money Market Fund to 0.41% and for the Municipal Money Market
   Fund to 0.34%. These waivers and/or expense reimbursements may be discontinued at any time.

2 The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Prime Money Market Fund to 0.54% and for the Michigan Municipal Money
   Market Fund to 0.54%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES

--------------------------------------------------------------------------------


EXPENSE EXAMPLES

--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
FIFTH THIRD PRIME
   MONEY MARKET FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
   Institutional Shares            $ 55        $ 197        $ 351         $ 800
--------------------------------------------------------------------------------
FIFTH THIRD GOVERNMENT
   MONEY MARKET FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
   Institutional Shares            $ 70        $ 221        $ 384         $859
--------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY
   MONEY MARKET FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
   Institutional Shares            $ 65        $ 205        $ 357         $ 798
--------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL
   MONEY MARKET FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
   Institutional Shares            $ 55        $ 197        $351          $ 800
--------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL
   MONEY MARKET FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
   Institutional Shares            $ 79        $ 246        $ 428         $ 954
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

--------------------------------------------------------------------------------

The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change. For purposes of the following policies, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Government Money Market Fund, under normal circumstances, invests at least 80% of its assets in U.S. Government securities.

The Michigan Municipal Money Market Fund, under normal circumstances, invests at least 80% of its total assets in municipal obligations issued by the State of Michigan and its localities.

The Municipal Money Market Fund, under normal circumstances, invests at least 80% of its assets in municipal securities.

INVESTMENT PRACTICES

--------------------------------------------------------------------------------

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the principal securities and techniques the Funds use, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                                         FUND CODE
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                               1
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND                                          2
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                       3
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND                                  4
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                                           5
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans,      1, 2, 4, 5        Pre-payment
truck and auto loans, leases, credit card receivables and other securities backed by                            Market
other types of receivables or other assets.                                                                     Credit
                                                                                                             Interest Rate
                                                                                                              Regulatory
                                                                                                               Liquidity
--------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a           1, 2, 4, 5          Credit
commercial bank. Maturities are generally six months or less.                                                  Liquidity
                                                                                                                Market
                                                                                                             Interest Rate
--------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the            1-5             Market
bondholder a specified sum of money, usually at specific intervals, and to repay the                            Credit
principal amount of the loan at maturity.                                                                    Interest Rate
                                                                                                               Liquidity
--------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                     1, 2, 4, 5          Market
                                                                                                                Credit
                                                                                                               Liquidity
                                                                                                             Interest Rate
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by               1, 2, 4, 5          Credit
corporations and other entities. Maturities generally vary from a few days to                                  Liquidity
nine months.                                                                                                    Market
                                                                                                             Interest Rate
--------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage              1, 2           Pre-Payment
pools into different maturity classes.                                                                         Interest
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying contract, index          1, 2, 3, 5        Management
or security, or any combination thereof, including futures, options (e.g., put and calls),                      Market
options on futures, swap agreements, and some mortgage-backed securities.                                       Credit
                                                                                                               Liquidity
                                                                                                               Leverage
                                                                                                             Interest Rate
--------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities at a fixed              1-5            Leverage
price for delivery at a future date.                                                                           Liquidity
--------------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a          2            Management
specified amount of a specified security, class of securities, or an index at a specified                       Market
time in the future and at a specified price.                                                                    Credit
                                                                                                               Liquidity
                                                                                                               Leverage
--------------------------------------------------------------------------------------------------------------------------
GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company               1-5             Credit
that guarantees a specific rate of return on the invested capital over the life of the contract.
--------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities which may be difficult to sell at an acceptable price.          1-5            Liquidity
                                                                                                                Market
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of investment companies. These investment                 1-5             Market
companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser, administrator or distributor.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS: Interest-bearing or discounted government or corporate              1, 2, 4, 5          Market
securities that obligate the issuer to pay the bondholder a specified sum of money,                             Credit
usually at specific intervals, and to repay the principal amount of the loan at maturity.
Investment grade bonds are those rated BBB or better by S&P or Baa or better by
Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.
--------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: A loan participation note represents participation in a corporate      1, 2, 4, 5          Credit
loan of a commercial bank with a remaining maturity of one year or less.                                       Liquidity
                                                                                                             Interest Rate
--------------------------------------------------------------------------------------------------------------------------

                                       9

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
--------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar denominated debt securities             1-5             Market
that have remaining maturities of one year or less. These securities may include                                Credit
U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools              1            Pre-payment
of loans. These include collateralized mortgage obligations and real estate mortgage                            Market
investment conduits.                                                                                            Credit
                                                                                                              Regulatory
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain           1-5             Market
funds for various public purposes. Municipal securities include (a) governmental                                Credit
lease certificates of participation issued by state or municipal authorities where                             Political
payment is secured by installment payments for equipment, buildings, or other                                     Tax
facilities being leased by the state or municipality; (b) government lease certificates                       Regulatory
purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (h) general obligation bonds.
--------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in bank loans made to corporations.                      1, 2, 4, 5       Interest Rate
                                                                                                                Credit
                                                                                                               Liquidity
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment               1-5             Market
to return the security to the seller at an agreed upon price on an agreed upon date.                           Leverage
This is treated as a loan.
--------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such         1-5            Liquidity
as privately placed commercial paper and Rule 144A securities.                                                  Market
--------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment            1-5             Market
to buy the security back at an agreed upon price on an agreed upon date. This                                  Leverage
is treated as a borrowing by a Fund.
--------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 331/3% of the Fund's total assets. In return       1, 2, 4, 5          Market
the Fund will receive cash, other securities, and/or letters of credit.                                        Leverage
                                                                                                               Liquidity
                                                                                                                Credit
--------------------------------------------------------------------------------------------------------------------------
STRIPPED OBLIGATIONS: U.S. Treasury obligations and their unmatured interest coupons            1-5          Interest Rate
that have been separated ("stripped") by their holder, typically a custodian bank or other institution.
--------------------------------------------------------------------------------------------------------------------------
STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a Fund's option            1, 2             Market
a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.
--------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit         1, 2, 4, 5         Liquidity
of funds.                                                                                                       Credit
                                                                                                                Market
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities      1, 2, 4, 5       Interest Rate
of the U.S. Government. These include Ginnie Mae, Fannie Mae, and Freddie Mac.                                  Credit
--------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded registered interest and       1-5          Interest Rate
principal securities, and coupons under bank entry safekeeping.
--------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are               1-5             Credit
reset daily, weekly, quarterly or some other period and which may be payable to the                            Liquidity
Fund on demand.                                                                                                 Market
--------------------------------------------------------------------------------------------------------------------------

                                       10

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
--------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to purchase                 1-5             Market
securities at a fixed price for delivery at a future date. Under normal market conditions,                     Leverage
when-issued purchases and forward commitments will not exceed 20% of the value                                 Liquidity
of a Fund's total assets.                                                                                       Credit
--------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated bonds issued              1, 2, 4-5          Market
by foreign corporations or governments. Sovereign bonds are those issued by the                                 Credit
government of a foreign country. Supranational bonds are those issued by                                     Interest Rate
supranational entities, such as the World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian provinces.
--------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no                      1-5             Credit
interest, but are issued at a discount from their value at maturity. When held to                               Market
maturity, their entire return equals the difference between their issue price and                              Interest
their maturity value.                                                                                            Rate
--------------------------------------------------------------------------------------------------------------------------


INVESTMENT RISKS

--------------------------------------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

--------------------------------------------------------------------------------


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

FUND MANAGEMENT

--------------------------------------------------------------------------------


INVESTMENT ADVISOR

--------------------------------------------------------------------------------

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets under management in the Fifth Third Funds.

The management fees, after voluntary fee waivers, paid by the Funds for the fiscal year ended July 31, 2002 are as follows:

                                                       AS A PERCENTAGE OF
                                                       AVERAGE NET ASSETS
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                       0.40%
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND                                  0.40%
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                               0.25%
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND                          0.40%
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                                   0.07%
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------


PURCHASING AND SELLING FUND SHARES

--------------------------------------------------------------------------------

PRICING FUND SHARES

The Funds' Net Asset Value (NAV) is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

Fifth Third Municipal Money Market Fund and Fifth Third Michigan Municipal Money Market Fund calculate their NAV at 12 noon. Fifth Third Government Money Market Fund calculates its NAV at 2pm. Fifth Third Prime Money Market Fund and Fifth Third U.S. Treasury Money Market calculate their NAV at 4 p.m. All times are Eastern Standard Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All orders for the Money Market Funds must be received by the Funds, its transfer agent, or servicing agent on the following schedule (Eastern Standard Time) in order to receive that day's NAV: Fifth Third Municipal Money Market Fund and Fifth Third Michigan Municipal Money Market Fund--12 noon; Fifth Third Government Money Market Fund--2 p.m.; Fifth Third Prime Money Market Fund and Fifth Third U.S. Treasury Money Market Fund--4 p.m.

Institutional shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

--------------------------------------------------------------------------------

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank.

For institutional account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative or financial institution or call 1-800-282-5706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Funds reserve the right to waive the minimum investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------


The Funds may reject a purchase order for any reason.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to:
Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

SELLING YOUR SHARES

--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES

--------------------------------------------------------------------------------

EXCHANGING YOUR SHARES

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

INSTRUCTIONS FOR EXCHANGING SHARES

To exchange your shares, call the institution through which you purchased your shares for exchange procedures or call 1-800-282-5706.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------



NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The exchange privilege may be changed or eliminated at any time.

The exchange privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS

--------------------------------------------------------------------------------

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. No Fund expects to pay capital gains.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

TAXATION

--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid).

ADDITIONAL TAX INFORMATION FOR MUNICIPAL MONEY MARKET AND TAX EXEMPT FUNDS ("MUNICIPAL SECURITIES FUNDS")

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Distributions, if any, derived from net capital gains will generally be taxable as capital gains. The Municipal Securities Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income.

Fifth Third Michigan Municipal Money Market Fund and Fifth Third Municipal Money Market Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------



Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

Because the Fifth Third Michigan Municipal Money Market Fund intends to invest substantially all of its assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent auditors. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. The information for the Fifth Third Prime Money Market Fund, Fifth Third Government Money Market Fund, Fifth Third U.S. Treasury Money Market Fund, Fifth Third Michigan Municipal Money Market Fund and Fifth Third Municipal Money Market Fund for the year ended July 31, 2001 was audited by Arthur Andersen LLP. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                                 ---------------------------------------------------
                                                     LESS        NET             NET         RATIOS OF    RATIOS OF       RATIOS OF
                             NET ASSET               DIVIDENDS   ASSET           ASSETS,     EXPENSES TO  NET INVESTMENT  EXPENSES
                             VALUE,      NET         FROM NET    VALUE,          END OF      AVERAGE      INCOME          TO AVERAGE
                             BEGINNING   INVESTMENT  INVESTMENT  END OF  TOTAL   PERIOD      NET          TO AVERAGE      NET
                             OF PERIOD   INCOME      INCOME      PERIOD  RETURN  (000'S)     ASSETS       NET ASSETS      ASSETS (a)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended July 31    1998   1.00        0.05        (0.05)      $1.00   5.25%   $  368,348  0.52%        5.13%           0.64%
Year ended July 31    1999   1.00        0.05        (0.05)      $1.00   4.76%   $  348,366  0.52%        4.66%           0.63%
Year ended July 31    2000   1.00        0.05        (0.05)      $1.00   5.53%   $  508,414  0.52%        5.44%           0.62%
Year ended July 31    2001   1.00        0.05        (0.05)      $1.00   5.41%   $  802,176  0.53%        5.11%           0.63%
Year ended July 31    2002   1.00        0.02        (0.02)      $1.00   2.02%   $1,732,204  0.55%        1.86%           0.65%
------------------------------------------------------------------------------------------------------------------------------------

(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

GOVERNMENT MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                                 ---------------------------------------------------
                                                     LESS        NET             NET         RATIOS OF    RATIOS OF       RATIOS OF
                             NET ASSET               DIVIDENDS   ASSET           ASSETS,     EXPENSES TO  NET INVESTMENT  EXPENSES
                             VALUE,     NET          FROM NET    VALUE,          END OF      AVERAGE      INCOME          TO AVERAGE
                             BEGINNING  INVESTMENT   INVESTMENT  END OF  TOTAL   PERIOD      NET          TO AVERAGE      NET
                             OF PERIOD  INCOME       INCOME      PERIOD  RETURN  (000'S)     ASSETS       NET ASSETS      ASSETS (a)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended July 31    1998   $1.00       0.05        (0.05)      $1.00   5.13%   $221,034    0.52%        5.02%           0.64%
Year ended July 31    1999   $1.00       0.05        (0.05)      $1.00   4.60%   $252,987    0.56%        4.52%           0.67%
Year ended July 31    2000   $1.00       0.05        (0.05)      $1.00   5.31%   $211,790    0.57%        5.17%           0.64%
Year ended July 31    2001   $1.00       0.05        (0.05)      $1.00   5.23%   $238,816    0.55%        5.12%           0.60%
Year ended July 31    2002   $1.00       0.02        (0.02)      $1.00   1.79%   $279,059    0.65%        1.75%           0.69%
------------------------------------------------------------------------------------------------------------------------------------

(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS

U.S. TREASURY MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                                 ---------------------------------------------------
                                                     LESS        NET             NET         RATIOS OF    RATIOS OF       RATIOS OF
                             NET ASSET               DIVIDENDS   ASSET           ASSETS,     EXPENSES TO  NET INVESTMENT  EXPENSES
                             VALUE,      NET         FROM NET    VALUE,          END OF      AVERAGE      INCOME          TO AVERAGE
                             BEGINNING   INVESTMENT  INVESTMENT  END OF  TOTAL   PERIOD      NET          TO AVERAGE      NET
                             OF PERIOD   INCOME      INCOME      PERIOD  RETURN  (000'S)     ASSETS       NET ASSETS      ASSETS (a)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended July 31    1998   $1.00       0.05        (0.05)      $1.00   5.31%   $  876,089  0.38%        5.19%           0.62%
Year ended July 31    1999   $1.00       0.05        (0.05)      $1.00   4.68%   $  856,286  0.38%        4.57%           0.62%
Year ended July 31    2000   $1.00       0.06        (0.06)      $1.00   5.40%   $  871,657  0.38%        5.26%           0.62%
Year ended July 31    2001   $1.00       0.05        (0.05)      $1.00   5.30%   $1,058,407  0.39%        5.08%           0.64%
Year ended July 31    2002   $1.00       0.02        (0.02)      $1.00   1.92%   $1,143,352  0.41%        1.88%           0.64%
------------------------------------------------------------------------------------------------------------------------------------

(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

MICHIGAN MUNICIPAL MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                                 ---------------------------------------------------
                                                     LESS        NET             NET         RATIOS OF    RATIOS OF       RATIOS OF
                              NET ASSET              DIVIDENDS   ASSET           ASSETS,     EXPENSES TO  NET INVESTMENT  EXPENSES
                              VALUE,     NET         FROM NET    VALUE,          END OF      AVERAGE      INCOME          TO AVERAGE
                              BEGINNING  INVESTMENT  INVESTMENT  END OF  TOTAL   PERIOD      NET          TO AVERAGE      NET
                              OF PERIOD  INCOME      INCOME      PERIOD  RETURN  (000'S)     ASSETS       NET ASSETS      ASSETS (b)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended
  December 31         1997    $1.00      0.03        (0.03)      $1.00   3.31%   $211,682    0.52%        3.27%           0.63%
Year ended
  December 31         1998    $1.00      0.03        (0.03)      $1.00   3.06%   $323,272    0.54%        3.00%           0.64%
Year ended
  December 31         1999    $1.00      0.03        (0.03)      $1.00   2.86%   $292,619    0.53%        2.82%           0.63%
Year ended
  December 31         2000    $1.00      0.04        (0.04)      $1.00   3.73%   $295,219    0.53%        3.67%           0.62%
Period ended July 31  2001(a) $1.00      0.02        (0.02)      $1.00   1.71%*  $317,543    0.54%^       2.93%^          0.63%^
Year ended July 31    2002    $1.00      0.01        (0.01)      $1.00   1.41%   $292,618    0.54%        1.41%           0.65%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The fund changed its fiscal year end to July 31 from December 31.

(b) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

*    Not annualized.

^    Annualized.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                                 ---------------------------------------------------
                                                     LESS        NET             NET         RATIOS OF    RATIOS OF       RATIOS OF
                             NET ASSET               DIVIDENDS   ASSET           ASSETS,     EXPENSES TO  NET INVESTMENT  EXPENSES
                             VALUE,      NET         FROM NET    VALUE,          END OF      AVERAGE      INCOME          TO AVERAGE
                             BEGINNING   INVESTMENT  INVESTMENT  END OF  TOTAL   PERIOD      NET          TO AVERAGE      NET
                             OF PERIOD   INCOME      INCOME      PERIOD  RETURN  (000'S)     ASSETS       NET ASSETS      ASSETS (c)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended
  September 30       1998(a) $1.00       ---**       --**        $1.00   2.74%*  $  7,953    0.63%^       3.09%^          0.63%^
Period ended July 31 1999(b) $1.00       0.03        (0.03)      $1.00   2.24%*  $ 17,682    0.61%^       2.66%^          0.94%^
Year ended July 31   2000    $1.00       0.04        (0.04)      $1.00   3.46%   $100,995    0.31%        3.51%           0.83%
Year ended July 31   2001    $1.00       0.03        (0.03)      $1.00   3.44%   $190,268    0.29%        3.33%           0.74%
Year ended July 31   2002    $1.00       0.01        (0.01)      $1.00   1.45%   $249,280    0.34%        1.43%           0.77%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from September 21, 1998 (date of commencement of operations) to September 30, 1998.

(b) Reflects operations for the period from October 1,1998 (date of commencement of operations) to July 31, 1999.

(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

*    Not annualized.

^    Annualized.

**   Amount less than $0.005.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]


ADDRESSES

---------------------------------------------------------------------------------------------


Fifth Third Funds                                         Fifth Third Funds
Money Market Mutual Funds                                 3435 Stelzer Road
Institutional Shares                                      Columbus, Ohio 43219
---------------------------------------------------------------------------------------------

Investment Advisor                                        Fifth Third Asset Management Inc.
                                                          38 Fountain Square Plaza
                                                          Cincinnati, Ohio 45263
---------------------------------------------------------------------------------------------

Distributor                                               Fifth Third Funds Distributor, Inc.
                                                          3435 Stelzer Road
                                                          Columbus, Ohio 43219
---------------------------------------------------------------------------------------------

Administrator, Transfer and Dividend Disbursing Agent,    Fifth Third Bank
  Fund Accountant and Custodian                           38 Fountain Square Plaza
                                                          Cincinnati, Ohio 45263
---------------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant                 BISYS Fund Services Limited
                                                            Partnership
                                                          3435 Stelzer Road
                                                          Columbus, Ohio 43219
---------------------------------------------------------------------------------------------

Sub-Transfer Agent                                        BISYS Fund Services Ohio, Inc.
                                                          3435 Stelzer Road
                                                          Columbus, Ohio 43219
---------------------------------------------------------------------------------------------

Independent Auditors                                      PricewaterhouseCoopers LLP
                                                          100 East Broad Street
                                                          Suite 2100
                                                          Columbus, Ohio 43215
---------------------------------------------------------------------------------------------


The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUNDS. IN ADDITION, YOU MAY CONTACT THE FUNDS AT:

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-282-5706
                          INTERNET: HTTP://WWW.53.COM*

--------------------------------------------------------------------------------


               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

          o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling
               1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

          o    At no charge from the Commission's Website at http://www.sec.gov.


                            Logo: FIFTH THIRD FUNDS


                                       Investment Company Act file no. 811-5669.

LOGO: Fifth Third Funds

INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
INSTITUTIONAL SHARES

PROSPECTUS
NOVEMBER 30, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS

INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
INSTITUTIONAL SHARES

TABLE OF CONTENTS

--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS
Institutional Money Market Fund ...........................................    2
Institutional Government Money Market Fund ................................    3
U.S. Treasury Money Market Fund ...........................................    4

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ................................................................    5
Expense Examples ..........................................................    6

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS .....................................................    6

FUND MANAGEMENT
Investment Advisor ........................................................   10

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ........................................   11
Purchasing and Adding to Your Shares ......................................   11
Shareholder Contact Information ...........................................   11
Selling Your Shares .......................................................   12
Exchanging Your Shares ....................................................   12
Dividends and Capital Gains ...............................................   13
Taxation ..................................................................   13

FINANCIAL HIGHLIGHTS ......................................................   14

BACK COVER
Where to learn more about Fifth Third Funds



OVERVIEW

--------------------------------------------------------------------------------
This section provides important information about each of the money market funds (the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All funds are managed by Fifth Third Asset Management Inc.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                         MONEY MARKET

--------------------------------------------------------------------------------



FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
Bar Chart:
2001              4.08%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

Best quarter: Q1 2001                       1.38%
Worst quarter: Q4 2001                      0.62%
Year to Date Return (1/1/02 to 9/30/02):    1.39%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
--------------------------------------------------------------------------------
                              INCEPTION DATE       PAST YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES1             4/11/00            4.08%            5.12%
--------------------------------------------------------------------------------
1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Lyon Street Institutional Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Institutional Money Market Fund.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND              MONEY MARKET

--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of U.S. Treasury bills and notes and other obligations issued by the U.S. Government and it agencies or instrumentalities, repurchase agreements collateralized by these securities, and shares of registered money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

Bar Chart:
1998             5.17%
  99             4.81%
  00             6.03%
  01             3.86%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

Best quarter: Q4 2000                         1.56%
Worst quarter: Q4 2001                        0.57%
Year to Date Return (1/1/02=to=9/30/02):      1.16%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
--------------------------------------------------------------------------------
                              INCEPTION DATE       PAST YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES1              6/2/97             3.86%            5.02%
--------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Government Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Institutional Government Money Market Fund.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                         MONEY MARKET

--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk and net asset value risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

BAR CHART:

1992     3.39%
  93     2.74%
  94     3.79%
  95     5.57%
  96     5.05%
  97     5.25%
  98     5.12%
  99     4.70%
  00     5.98%
  01     3.70%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

Best quarter: Q4 2000                               1.57%
Worst quarter: Q4 2001                              0.52%
Year to Date Return (1/1/02 to 9/30/02):            1.11%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)
--------------------------------------------------------------------------------
                      INCEPTION DATE   PAST YEAR   PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES      12/12/88       3.70%        4.94%           4.52%
--------------------------------------------------------------------------------
To obtain current yield information, visit www.53.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES

--------------------------------------------------------------------------------


FEE TABLES

--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.

SHAREHOLDER FEES                                                          MONEY MARKET FUNDS--FEE TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                                FIFTH THIRD
                                                                FIFTH THIRD     INSTITUTIONAL       FIFTH THIRD
                                                                INSTITUTIONAL     GOVERNMENT        U.S. TREASURY
                                                                MONEY MARKET     MONEY MARKET       MONEY MARKET
                                                                     FUND            FUND               FUND
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                     None            None                None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS          None            None                None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                          None            None                None
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.40%           0.40%               0.40%
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                            None            None                None
-----------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                       0.25%           0.24%               0.24%
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.65%           0.64%               0.64%2
-----------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT                              0.43%1          0.24%1
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                         0.22%           0.40%
-----------------------------------------------------------------------------------------------------------------

1 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Institutional Money Market Fund to 0.22%; and for the Institutional Government Money Market Fund to 0.40%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

2 During the last fiscal year, the Funds' Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating to 0.41% for the U.S. Treasury Money Market Fund.
     These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES

--------------------------------------------------------------------------------


EXPENSE EXAMPLES

--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL
   MONEY MARKET FUND                                   1 YEAR            3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                 $ 23              $ 165            $ 320             $ 770
-------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT
   MONEY MARKET FUND                                   1 YEAR            3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                 $ 41              $ 181            $ 333             $ 776
-------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY
   MONEY MARKET FUND                                   1 YEAR            3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                 $ 65              $ 205            $ 357             $ 798
-------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

--------------------------------------------------------------------------------

The following policy is non-fundamental but requires a notice to shareholders at least 60 days prior to any change. For purposes of the following policy, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Institutional Government Money Market Fund, under normal circumstances, invests at least 80% of its assets in U.S. Government securities.

INVESTMENT PRACTICES

--------------------------------------------------------------------------------

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the principal securities and techniques the Funds use, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                                              FUND CODE
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                                            1
--------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                                 2
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                            3
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans,         1, 2           Pre-payment
truck and auto loans, leases, credit card receivables and other securities backed by                            Market
other types of receivables or other assets.                                                                     Credit
                                                                                                             Interest Rate
                                                                                                              Regulatory
                                                                                                               Liquidity

---------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a              1, 2             Credit
commercial bank. Maturities are generally six months or less.                                                  Liquidity
                                                                                                                Market
                                                                                                             Interest Rate

---------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the            1-3             Market
bondholder a specified sum of money, usually at specific intervals, and to repay the                            Credit
principal amount of the loan at maturity.                                                                   Interest Rate
                                                                                                               Liquidity

---------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                        1, 2             Market
                                                                                                                Credit
                                                                                                               Liquidity
                                                                                                             Interest Rate

---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by                  1, 2             Credit
corporations and other entities. Maturities generally vary from a few days to                                  Liquidity
nine months.                                                                                                    Market
                                                                                                             Interest Rate

---------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying contract, index              1-3           Management
or security, or any combination thereof, including futures, options (e.g., put and calls),                      Market
options on futures, swap agreements, and some mortgage-backed securities.                                       Credit
                                                                                                               Liquidity
                                                                                                               Leverage
                                                                                                             Interest Rate

---------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies, as well as commercial paper of           1              Market
foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and                          Political
supranational entities.                                                                                        Liquidity
                                                                                                          Foreign Investment

---------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities at a fixed              1-3            Leverage
price for delivery at a future date.                                                                           Liquidity

---------------------------------------------------------------------------------------------------------------------------
GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company               1-3             Credit
that guarantees a specific rate of return on the invested capital over the life of the contract.

---------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities which may be difficult to sell at an acceptable price.          1-3            Liquidity
                                                                                                                Market

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of investment companies. These investment                 1-3             Market
companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser, administrator or distributor.

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS: Interest-bearing or discounted government or corporate                 1, 2             Market
securities that obligate the issuer to pay the bondholder a specified sum of money,                             Credit
usually at specific intervals, and to repay the principal amount of the loan at maturity.                      Liquidity
Investment grade bonds are those rated BBB or better by S&P or Baa or better by
Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.

---------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS: A loan participation note represents participation in a corporate         1, 2             Credit
loan of a commercial bank with a remaining maturity of one year or less.                                       Liquidity
                                                                                                             Interest Rate

---------------------------------------------------------------------------------------------------------------------------

                                       7


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar denominated debt securities             1-3             Market
that have remaining maturities of one year or less. These securities may include                                Credit
U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools              2            Pre-payment
of loans. These include collateralized mortgage obligations and real estate mortgage                            Market
investment conduits.                                                                                            Credit
                                                                                                              Regulatory

---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain           1-3             Market
funds for various public purposes. Municipal securities include (a) governmental                                Credit
lease certificates of participation issued by state or municipal authorities where                             Political
payment is secured by installment payments for equipment, buildings, or other                                     Tax
facilities being leased by the state or municipality; (b) government lease certificates                       Regulatory
purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (h) general obligation bonds.

---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment               1-3             Market
to return the security to the seller at an agreed upon price on an agreed upon date.                           Leverage
This is treated as a loan.

---------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such         1-3            Liquidity
as privately placed commercial paper and Rule 144A securities.                                                  Market

---------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment            1-3             Market
to buy the security back at an agreed upon price on an agreed upon date. This                                  Leverage
is treated as a borrowing by a Fund.

---------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 331/3% of the Fund's total assets. In return          1, 2             Market
the Fund will receive cash, other securities, and/or letters of credit.                                        Leverage
                                                                                                               Liquidity
                                                                                                                Credit

---------------------------------------------------------------------------------------------------------------------------
STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a Fund's option              1              Market
a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.

---------------------------------------------------------------------------------------------------------------------------
STRIPPED OBLIGATIONS: U.S. Treasury obligations and their unmatured interest coupons            1-3          Interest Rate
that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

---------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit            1, 2            Liquidity
of funds.                                                                                                       Credit
                                                                                                                Market

---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities         1, 2          Interest Rate
of the U.S. Government. These include Ginnie Mae, Fannie Mae, and Freddie Mac.                                  Credit

---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded registered interest and       1-3          Interest Rate
principal securities, and coupons under bank entry safekeeping.

---------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are               1-3             Credit
reset daily, weekly, quarterly or some other period and which may be payable to the                            Liquidity
Fund on demand.                                                                                                 Market
---------------------------------------------------------------------------------------------------------------------------


                                       8



ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------


INSTRUMENT                                                                                   FUND CODE         RISK TYPE
---------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to purchase                 1-3             Market
securities at a fixed price for delivery at a future date. Under normal market conditions,                     Leverage
when-issued purchases and forward commitments will not exceed 20% of the value                                 Liquidity
of a Fund's total assets.                                                                                       Credit

---------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated bonds issued                1, 2             Market
by foreign corporations or governments. Sovereign bonds are those issued by the                                 Credit
government of a foreign country. Supranational bonds are those issued by                                     Interest Rate
supranational entities, such as the World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian provinces.

---------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no                      1-3             Credit
interest, but are issued at a discount from their value at maturity. When                                       Market
held to maturity, their entire return equals the difference between their                                    Interest Rate
issue price and their maturity value.

---------------------------------------------------------------------------------------------------------------------------


INVESTMENT RISKS

--------------------------------------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

--------------------------------------------------------------------------------


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

FUND MANAGEMENT

--------------------------------------------------------------------------------


INVESTMENT ADVISOR

--------------------------------------------------------------------------------

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets in the Fifth Third Funds.

The management fees, after voluntary fee waivers, paid by the Funds for the fiscal year ended July 31, 2002 are as follows:

                                                              AS A PERCENTAGE OF
                                                              AVERAGE NET ASSETS
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                                      0.10%
--------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                           0.25%
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                      0.25%
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------


PURCHASING AND SELLING FUND SHARES

--------------------------------------------------------------------------------

PRICING FUND SHARES

The Funds' Net Asset Value (NAV) is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund and Fifth Third U.S. Treasury Money Market Fund calculate their NAV at 4 p.m. All times are Eastern Standard Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All orders for the Money Market Funds must be received by the Funds or its transfer agent on the following schedule (Eastern Standard Time) in order to receive that day's NAV: Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund and Fifth Third U.S. Treasury Money Market Fund--4 p.m.

Institutional shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

--------------------------------------------------------------------------------

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank.

For institutional account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative or financial institution or call 1-800-282-5706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the U.S. Treasury Money Market Fund is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Funds reserve the right to waive the minimum investment.

The minimum initial investment in Institutional shares of the Institutional Money Market Fund and Institutional Government Money Market Fund is $1,000,000. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Funds reserve the right to waive the minimum investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------


The Funds may reject a purchase order for any reason.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to:
Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

SELLING YOUR SHARES

--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES

--------------------------------------------------------------------------------

EXCHANGING YOUR SHARES

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

INSTRUCTIONS FOR EXCHANGING SHARES

To exchange your shares, call the institution through which you purchased your shares for exchange procedures or call 1-800-282-5706.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------



NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The exchange privilege may be changed or eliminated at any time.

The exchange privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS

--------------------------------------------------------------------------------

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

TAXATION

--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid).

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent auditors. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. The information for the Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund and Fifth Third U.S. Treasury Money Market Fund for the year ended July 31, 2001 was audited by Arthur Andersen LLP. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.


FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
INSTITUTIONAL MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIOS/SUPPLEMENTAL DATA
                                                                                    ------------------------------------------------
                                                         LESS        NET            NET       RATIOS OF    RATIOS OF      RATIOS OF
                                  NET ASSET              DIVIDENDS   ASSET          ASSETS,   EXPENSES TO  NET INVESTMENT EXPENSES
                                  VALUE,     NET         FROM NET    VALUE,         END OF    AVERAGE      INCOME         TO AVERAGE
                                  BEGINNING  INVESTMENT  INVESTMENT  END OF TOTAL   PERIOD    NET          TO AVERAGE     NET
                                  OF PERIOD  INCOME      INCOME      PERIOD RETURN  (000'S)   ASSETS       NET ASSETS     ASSETS (c)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31 2000(a)  $1.00      $0.05       $(0.05)     $1.00  4.71%*  $ 47,944  0.22%^       6.39%^         0.74%^
Period ended July 31     2001(b)  $1.00      $0.03       $(0.03)     $1.00  2.84%*  $ 71,778  0.22%^       4.78%^         0.68%^
Year ended July 31       2002     $1.00      $0.02       $(0.02)     $1.00  2.31%   $189,530  0.22%        2.11%          0.65%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from April 11, 2000 (date of commencement of operations) to December 31, 2000.

(b)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The fund changed its fiscal year end to July 31 from December 31.

(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

*    Not annualized.

^    Annualized.


INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIOS/SUPPLEMENTAL DATA
                                                                                    ------------------------------------------------
                                                         LESS        NET            NET       RATIOS OF    RATIOS OF      RATIOS OF
                                  NET ASSET              DIVIDENDS   ASSET          ASSETS,   EXPENSES TO  NET INVESTMENT EXPENSES
                                  VALUE,     NET         FROM NET    VALUE,         END OF    AVERAGE      INCOME         TO AVERAGE
                                  BEGINNING  INVESTMENT  INVESTMENT  END OF TOTAL   PERIOD    NET          TO AVERAGE     NET
                                  OF PERIOD  INCOME      INCOME      PERIOD RETURN  (000'S)   ASSETS       NET ASSETS     ASSETS (c)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Period ended December 31 1997(a)  $1.00      0.03        (0.03)      $1.00  3.10%*  $ 94,624  0.35%^       5.23%^         0.69%^
Year ended December 31   1998     $1.00      0.05        (0.05)      $1.00  5.17%   $166,922  0.38%        5.03%          0.69%
Year ended December 31   1999     $1.00      0.05        (0.05)      $1.00  4.81%   $215,401  0.37%        4.73%          0.65%
Year ended December 31   2000     $1.00      0.06        (0.06)      $1.00  6.03%   $309,711  0.39%        5.92%          0.63%
Period ended July 31     2001(b)  $1.00      0.03        (0.03)      $1.00  2.71%*  $410,278  0.40%^       4.56%^         0.63%^
Year ended July 31       2002     $1.00      0.02        (0.02)      $1.00  2.05%   $425,092  0.41%        2.03%          0.64%
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from June 2, 1997 (date of commencement of operations) to December 31, 1997.

(b)  Reflects operations for the period from January 1, 2001 to July 31, 2001.
     The fund changed its fiscal year end to July 31 from December 31.

(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

*    Not annualized.

^    Annualized.


                                       15

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET FUND

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                                  ------------------------------------------------
                                                       LESS        NET            NET         RATIOS OF    RATIOS OF      RATIOS OF
                                NET ASSET              DIVIDENDS   ASSET          ASSETS,     EXPENSES TO  NET INVESTMENT EXPENSES
                                VALUE,     NET         FROM NET    VALUE,         END OF      AVERAGE      INCOME         TO AVERAGE
                                BEGINNING  INVESTMENT  INVESTMENT  END OF TOTAL   PERIOD      NET          TO AVERAGE     NET
                                OF PERIOD  INCOME      INCOME      PERIOD RETURN  (000'S)     ASSETS       NET ASSETS     ASSETS (a)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Year ended July 31      1998    $1.00      0.05       (0.05)       $1.00  5.31%   $  876,089  0.38%        5.19%          0.62%
Year ended July 31      1999    $1.00      0.05       (0.05)       $1.00  4.68%   $  856,286  0.38%        4.57%          0.62%
Year ended July 31      2000    $1.00      0.06       (0.06)       $1.00  5.40%   $  871,657  0.38%        5.26%          0.62%
Year ended July 31      2001    $1.00      0.05       (0.05)       $1.00  5.30%   $1,058,407  0.39%        5.08%          0.64%
Year ended July 31      2002    $1.00      0.02       (0.02)       $1.00  1.92%   $1,143,352  0.41%        1.88%          0.64%
------------------------------------------------------------------------------------------------------------------------------------

(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

                                       16

ADDRESSES
--------------------------------------------------------------------------------------------

Fifth Third Funds                                        Fifth Third Funds
Institutional Money Market Mutual Funds                  3435 Stelzer Road
Institutional Shares                                     Columbus, Ohio 43219
--------------------------------------------------------------------------------------------

Investment Advisor                                       Fifth Third Asset Management Inc.
                                                         38 Fountain Square Plaza
                                                         Cincinnati, Ohio 45263
--------------------------------------------------------------------------------------------

Distributor                                              Fifth Third Funds Distributor, Inc.
                                                         3435 Stelzer Road
                                                         Columbus, Ohio 43219
--------------------------------------------------------------------------------------------

Administrator, Transfer and Dividend Disbursing Agent,   Fifth Third Bank
  Fund Accountant and Custodian                          38 Fountain Square Plaza
                                                         Cincinnati, Ohio 45263
--------------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant                BISYS Fund Services Limited Partnership
                                                         3435 Stelzer Road
                                                         Columbus, Ohio 43219
--------------------------------------------------------------------------------------------

Sub-Transfer Agent                                       BISYS Fund Services Ohio, Inc.
                                                         3435 Stelzer Road
                                                         Columbus, Ohio 43219
--------------------------------------------------------------------------------------------

Independent Auditors                                     PricewaterhouseCoopers LLP
                                                         100 East Broad Street
                                                         Suite 2100
                                                         Columbus, Ohio 43215
--------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUNDS. IN ADDITION, YOU MAY CONTACT THE FUNDS AT:

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-282-5706
                          INTERNET: HTTP://WWW.53.COM*

--------------------------------------------------------------------------------


               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o    At no charge from the Commission's Website at http://www.sec.gov.

LOGO: Fifth Third Funds

                                       Investment Company Act file no. 811-5669.

FIFTH THIRD FUNDS

INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
SERVICE SHARES


---------------------
      Prospectus
      November 30, 2002


      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS

INSTITUTIONAL MONEY MARKET MUTUAL FUNDS   SERVICE SHARES

OVERVIEW

This section provides important information about the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund (the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All funds are managed by Fifth Third Asset Management Inc.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

                                TABLE OF CONTENTS

OBJECTIVES, STRATEGIES AND RISKS
Institutional Money Market Fund                                                2
Institutional Government Money Market Fund                                     4
U.S. Treasury Money Market Fund                                                6

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables                                                                     8
Expense Examples                                                               9

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS                           10

Fund Management
Investment Advisor                                                            15

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares                                            16
Purchasing and Adding to Your Shares                                          16
Shareholder Contact Information                                               16
Selling Your Shares                                                           17
Exchanging Your Shares                                                        18
Dividends and Capital Gains                                                   18
Taxation                                                                      19

FINANCIAL HIGHLIGHTS                                                          20

BACK COVER
Where to learn more about Fifth Third Funds

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND

[LOGO OF FIFTH THIRD BANK]

FUNDAMENTAL OBJECTIVE

Current income from short-term securities consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high- quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS

The Fund's principal risks include interest rate risk, net asset value risk, and credit risk. Interest rate risk involved the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND

[LOGO OF FIFTH THIRD BANK]

VOLATILITY AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SERVICE SHARES/1/

2001
3.82%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

Best quarter:                                Q1 2001    1.32%
Worst quarter:                               Q4 2001    0.56%
Year to Date Return (1/1/02 to 9/30/02):                1.20%

Average Annual Total Returns (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------
                             Inception Date      Past Year       Since Inception
--------------------------------------------------------------------------------
Service Shares /1/           4/11/00             3.82%           4.86%
--------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Lyon Street Institutional Money Market Fund adjusted to reflect the expenses for Service shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Institutional Money Market Fund.

For current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD INSTITUTIONAL GOVERNMENT
MONEY MARKET FUND

[LOGO OF FIFTH THIRD BANK]

FUNDAMENTAL OBJECTIVE

Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of U.S. Treasury bills and notes and other obligations issued by the U.S. Government and it agencies or instrumentalities, repurchase agreements collateralized by these securities, and shares of registered money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FIFTH THIRD INSTITUTIONAL GOVERNMENT
MONEY MARKET FUND

[LOGO OF FIFTH THIRD BANK]

VOLATILITY AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SERVICE SHARES/1/

1998                 1999              2000               2001
5.17%                4.81%             5.99%              3.58%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

Best quarter:                                Q1 2001    1.27%
Worst quarter:                               Q4 2001    0.48%
Year to Date Return (1/1/02 to 9/30/02):                0.67%

Average Annual Total Returns (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------
                             Inception Date      Past Year       Since Inception
--------------------------------------------------------------------------------
Service Shares /1/           6/2/97              3.58%           4.73%
--------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional Shares of the Kent Government Money Market Fund adjusted to reflect the expenses for Service shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Institutional Government Money Market Fund.

For current yield information, visit www.53.com or call 1-800-282-5706.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND

[LOGO OF FIFTH THIRD BANK]

FUNDAMENTAL OBJECTIVE

Stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short- term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS

The Fund's principal risks include interest rate risk and net asset value risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND

[LOGO OF FIFTH THIRD BANK]

VOLATILITY AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SERVICE SHARES/1/

[CHART]
  1992       93       94      95       96       97     98      99    00     01
  3.14%     2.48%    3.53%    5.31%   4.79%    4.98%  4.86   4.44%  5.69   3.42%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

Best quarter:                                  Q4 2000    1.50%
Worst quarter:                                 Q4 2001    0.45%
Year to Date Return (1/1/02 to 9/30/02):                  0.93%

Average Annual Total Returns (for the periods ended December 31, 2001)
                                    Inception
                                       Date        Past Year       Past 5 Years     Past 10 Years
Service Shares/1/                    12/12/88        3.42%             4.62%             4.26%


/1/ The performance of Service shares is based on the performance for Institutional shares, adjusted to reflect the expenses for Service shares, for the period prior to the commencement of operations of Service shares on ______.

For current yield information, visit www.53.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES

FEE TABLES

These tables describe the fees and expenses that you may pay if you buy and hold Service shares of the Funds.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.


SHAREHOLDER FEES
                                                                              Money Market Funds--Fee Table
                                                                                        Fifth Third     Fifth Third
                                                                       Fifth Third     Institutional        U.S.
                                                                      Institutional     Government        Treasury
                                                                      Money Market     Money Market     Money Market
                                                                          Fund             Fund             Fund
Maximum Sales Charge (Load) Imposed on Purchases                              None             None            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                   None             None            None
Maximum Deferred Sales Load                                                   None             None            None
Annual Fund Operating Expenses (as a percentage of average net assets)
Management fees                                                              0.40%            0.40%           0.40%
Distribution (12b-1) fees                                                    0.25%            0.25%           0.25%
Other expenses                                                               0.25%            0.24%           0.24%
Total Annual Fund Operating Expenses                                         0.90%1           0.89%           0.89%1
Fee Waiver and/or Expense Reimbursement                                         --            0.24%2             --
Net Expenses                                                                    --            0.65%              --

1 The Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Institutional Money Market Fund to 0.47% and for the U.S. Treasury Money Market
Fund to 0.64%. These waivers and/or expense reimbursements may be discontinued at any time.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Institutional Government Money Market Fund to 0.65%. These waivers and/or expense reimbursements will remain in effect until November 30, 2003.

SHAREHOLDER FEES AND FUND EXPENSES

EXPENSE EXAMPLES

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

Money Market Funds

Fifth Third                                1          3           5         10
Institutional Money Market Fund          Year       Years       Years      Years
Service Shares                           $ 92        $287       $498      $1,108

Fifth Third Institutional                  1          3           5         10
Government Money Market Fund             Year       Years       Years      Years
Service Shares                           $ 66        $260       $470      $1,074

Fifth Third                                1          3           5         10
U.S. Treasury Money Market Fund          Year       Years       Years      Years
Service Shares                           $ 91        $284       $ 493     $1,096

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following policy is non-fundamental but requires a notice to shareholders at least 60 days prior to any change. For purposes of the following policy, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Institutional Government Money Market Fund, under normal circumstances, invests at least 80% of its assets in U.S. government securities.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                             FUND CODE
---------                                             ---------
Institutional Money Market Fund                           1
Institutional Government Money Market Fund                2
U.S. Treasury Money Market Fund                           3

INSTRUMENT                                                                           FUND CODE         RISK TYPE
----------                                                                           ---------         ---------
ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity        1, 2           Pre-payment
loans, truck and auto loans, leases, credit card receivables and other                                   Market
securities backed by other types of receivables or other assets.                                         Credit
                                                                                                      Interest Rate
                                                                                                       Regulatory
                                                                                                       Liquidity

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by        1, 2              Credit
a commercial bank. Maturities are generally six months or less.                                        Liquidity
                                                                                                         Market
                                                                                                      Interest Rate

BONDS: Interest-bearing or discounted securities that obligate the issuer to            1-3              Market
pay the bondholder a specified sum of money, usually at specific intervals, and                          Credit
to repay the principal amount of the loan at maturity.                                               Interest Rate
                                                                                                       Liquidity

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                1, 2              Market
                                                                                                         Credit
                                                                                                       Liquidity
                                                                                                     Interest Rate

COMMERCIAL PAPER: Secured and unsecured short- term promissory notes issued by         1, 2              Credit
corporations and other entities. Maturities generally vary from a few days to                           Liquidity
nine months.                                                                                             Market
                                                                                                     Interest Rate

DERIVATIVES: Instruments whose value is derived from an underlying contract,            1-3            Management
index or security, or any combination thereof, including futures, options                                Market
(e.g., put and calls), options on futures, swap agreements, and some mortgage-                           Credit
backed securities.                                                                                      Liquidity
                                                                                                        Leverage
                                                                                                      Interest Rate

FOREIGN SECURITIES: Stocks issued by foreign companies, as well as commercial            1               Market
paper of foreign issuers and obligations of foreign banks, overseas branches of                        Political
U.S. banks and supranational entities.                                                                 Liquidity
                                                                                                   Foreign Investment

FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities at a            1-3        Leverage Liquidity
fixed price for delivery at a future date.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance               1-3              Credit
company that guarantees a specific rate of return on the invested

11

capital over the life of the contract.

ILLIQUID SECURITIES: Securities which may be difficult to sell at an acceptable         1-3            Liquidity
price.                                                                                                   Market

                                       12

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INSTRUMENT                                                                           FUND CODE          RISK TYPE
INVESTMENT COMPANY SECURITIES: Shares of investment companies. These investment         1-3              Market
companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser, administrator or distributor.

INVESTMENT GRADE BONDS: Interest-bearing or discounted government or corporate          1, 2             Market
securities that obligate the issuer to pay the bondholder a specified sum of                             Credit
money, usually at specific intervals, and to repay the principal amount of the                          Liquidity
loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.

LOAN PARTICIPATIONS: A loan participation note represents participation in a            1, 2             Credit
corporate loan of a commercial bank with a remaining maturity of one year or                            Liquidity
less.                                                                                                 Interest Rate

MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar denominated debt                1-3              Market
securities that have remaining maturities of one year or less. These securities                          Credit
may include U.S. Government obligations, commercial paper and other short- term corporate obligations, repurchase agreements collateralized with U.S.
Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and            2             Pre-payment
pools of loans. These include collateralized mortgage obligations and real                               Market
estate mortgage investment conduits.                                                                     Credit
                                                                                                       Regulatory

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to          1-3              Market
obtain funds for various public purposes. Municipal securities include (a)                               Credit
governmental lease certificates of participation issued by state or municipal                           Political
authorities where payment is secured by installment payments for equipment,                                Tax
buildings, or other facilities being leased by the state or municipality; (b)                          Regulatory
government lease certificates purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper;
(d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f)
bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations;
and (h) general obligation bonds.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INSTRUMENT                                                                         FUND CODE            RISK TYPE
REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous                1-3                Market
commitment to return the security to the seller at an agreed upon price on                              Leverage
an agreed upon date. This is treated as a loan.

RESTRICTED SECURITIES: Securities not registered under the Securities Act             1-3               Liquidity
of 1933, such as privately placed commercial paper and Rule 144A                                          Market
securities.

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous             1-3                Market
commitment to buy the security back at an agreed upon price on an agreed                                Leverage
upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total                  1, 2                Market
assets. In return the Fund will receive cash, other securities, and/or                                  Leverage
letters of credit.                                                                                      Liquidity
                                                                                                         Credit

STRIPPED OBLIGATIONS: U.S. Treasury obligations and their unmatured                   1-3             Interest Rate
interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a                  1                  Market
Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for               1, 2              Liquidity
the deposit of funds.                                                                                     Credit
                                                                                                          Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and                  1, 2            Interest Rate
instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie                                Credit
Mae, and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded                     1-3             Interest Rate
registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates               1-3                Credit
which are reset daily, weekly, quarterly or some other period and which                                 Liquidity
may be payable to the Fund on demand.                                                                    Market

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to                1-3                 Market
purchase securities at a fixed price for delivery at a future                                           Leverage
date. Under  normal market conditions, when-issued purchases and                                        Liquidity
forward commitments  will not exceed 20% of the value of a Fund's total                                  Credit
assets.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INSTRUMENT                                                                         FUND CODE            RISK TYPE
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated bonds             1, 2                Market
issued by foreign corporations or governments. Sovereign bonds are those                                 Credit
issued by the government of a foreign country. Supranational bonds are                                Interest Rate
those issued by supranational entities, such as the World Bank and
European Investment Bank. Canadian bonds are those issued by Canadian provinces.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no           1-3                 Market
interest, but are issued at a discount from their value at maturity. When                                Credit
held to maturity, their entire return equals the difference between their                             Interest Rate
issue price and their maturity value.

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

FUND MANAGEMENT

INVESTMENT ADVISOR

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets under management in the Fifth Third Funds.

The management fees, after voluntary fee waivers, paid by the Funds for the fiscal year ended July 31, 2002 are as follows:

                                                   As a percentage of
                                                   average net assets
Institutional Money Market Fund                          0.10%
Institutional Government Money Market Fund               0.25%
U.S. Treasury Money Market Fund                          0.25%

SHAREHOLDER INFORMATION

PURCHASING AND SELLING FUND SHARES

PRICING FUND SHARES

The Funds' Net Asset Value (NAV) is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

Fifth Third U.S. Treasury Money Market Fund, Fifth Third Institutional Government Money Market Fund and Fifth Third Institutional Money Market Fund calculate their NAV at 4 p.m. All times are Eastern Standard Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent or other servicing agent. All orders for the Money Market Funds must be received on the following schedule (Eastern Standard Time) in order to receive that day's
NAV: Fifth Third U.S. Treasury Money Market, Fifth Third Institutional Government Money Market Fund and Fifth Third Institutional Money Market Fund--4 p.m.

You may purchase Service shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares. In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank.

For account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative or financial institution or call 1-800-282-5706.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Funds by 4:00 p.m., and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

MINIMUM INVESTMENTS

The minimum initial investment in Service shares of the Institutional Government Money Market Fund and Institutional Money Market Fund is $1,000,000. The minimum initial investment in Service shares of the U.S. Treasury Money Market Fund is $1,000. The Funds reserve the right to waive the minimum investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason.

SHAREHOLDER CONTACT INFORMATION

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025. For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706

SHAREHOLDER INFORMATION

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

SELLING YOUR SHARES

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to:
Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

CLOSING OF SMALL ACCOUNTS

If your account falls below the minimum initial investment amount because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES

You may exchange your Service shares for Service shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

To exchange your shares, call the institution through which you purchased your shares for exchange procedures or call 1-800-282-5706.

NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The exchange privilege may be changed or eliminated at any time.

The exchange privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. No Fund expects to pay capital gains.

SHAREHOLDER INFORMATION

TAXATION

FEDERAL INCOME TAX

TAXATION OF DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid).

This is a brief summary of certain federal income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third Institutional Money Market Funds are not presented because the Service Shares are not yet offered and do not have a financial history.

7155885_1

ADDRESSES

Fifth Third Funds                        Fifth Third Fund
Institutional Money Market Mutual Funds  3435 Stelzer Road
Service Shares                           Columbus, Ohio 43219

Investment Advisor                       Fifth Third Asset Management Inc.
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

Distributor                              Fifth Third Funds Distributor, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Custodian, Transfer Agent, Dividend
   Disbursing Agent,
   and Administrator                     Fifth Third Bank
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

Sub-Administrator and Sub-Fund
   Accountant                            BISYS Fund Services Limited Partnership
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Sub-Transfer Agent                       BISYS Fund Services Ohio, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Independent Auditors                     PricewaterhouseCoopers LLP
                                         100 East Broad Street
                                         21st Floor
                                         Columbus, Ohio 43215

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

  YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUNDS. IN ADDITION, YOU MAY CONTACT THE FUNDS AT:

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-282-5706
                          INTERNET: http://www.53.COM*
               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

o    At no charge from the Commission's Website at http://www.sec.gov.

FIFTH THIRD FUNDS

Investment Company Act file no. 811-5669.

FIFTH THIRD FUNDS

OHIO TAX EXEMPT MONEY MARKET FUND
INSTITUTIONAL SHARES



---------------------
      Prospectus
      November 30, 2002


      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS

OHIO TAX EXEMPT MONEY MARKET MUTUAL FUND
INSTITUTIONAL SHARES

OVERVIEW

This section provides important information about Ohio Tax Exempt Money Market Fund (the "Fund"), including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

The Fund is managed by Fifth Third Asset Management Inc.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

                                TABLE OF CONTENTS

OBJECTIVES, STRATEGIES AND RISKS

Ohio Tax Exempt Money Market Fund

SHAREHOLDER FEES AND FUND EXPENSES                                             2
Fee Tables                                                                     4
Expense Examples
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS                            6
Fund Management                                                                9
Investment Advisor
SHAREHOLDER INFORMATION                                                       10
Purchasing and Selling Fund Shares                                            10
Purchasing and Adding to Your Shares                                          10
Shareholder Contact Information                                               10
Selling Your Shares                                                           11
Exchanging Your Shares                                                        12
Dividends and Capital Gains                                                   12
Taxation                                                                      12
FINANCIAL HIGHLIGHTS
BACK COVER                                                                    14
Where to learn more about Fifth Third Funds

FIFTH THIRD OHIO TAX EXEMPT MONEY MARKET FUND

FUNDAMENTAL OBJECTIVE

Current income, exempt from federal income tax and the personal income tax imposed by the State of Ohio and Ohio municipalities, while maintaining liquidity and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager

Under normal circumstances, the Fund invests at least 80% of its assets in Ohio municipal securities, the income from which is exempt from federal income tax and the personal income tax imposed by the State of Ohio and Ohio municipalities. Ohio municipal securities include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. Those securities tend to be:

          o general obligation bonds where principal and interest are paid from general tax revenues received by the issuer;

          o revenue bonds, where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

          o industrial development bonds, where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager.

PRINCIPAL INVESTMENT RISKS

The Fund's principal risks are those risks that could affect the overall yield of the Fund and thus, the return on your investment. The Fund's principal risks included net asset value risk and tax risk. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences. They include factors that cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies. Because the Fund's securities are issued by the State of Ohio and Ohio cities, towns and public authorities, the Fund's performance also may be affected by political and economic conditions at the state or local level. Those conditions may include state or city budgetary problems, declines in the tax base and, generally, any factor that may cause rating agencies to downgrade the credit ratings on state or municipal securities. Actual or proposed changes in tax rates, regulations or government- sponsored programs also could affect the yield on your investment. Economic activity in Ohio, as in may other states with a significant industrial base, tends to be more cyclical than in other states and in the nation as a whole. The Fund's ability to meet redemption obligations could be burdened by its investments in securities restricted as to resale. Restricted securities generally trade among institutional in markets that are not as developed or that do not function as efficiently as more established markets. The Fund is a non-diversified fund. As a result, the Fund could be significantly affected by the performance of a limited number of securities or the financial condition of a limited number of issuers.

VOLATILITY AND PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Ohio Tax Exempt Money Market Fund has performed and how its performance has varied from year to year. Because the Fund has not yet been in operation for a full calendar year, the bar chart and table are not shown at this time.

SHAREHOLDER FEES AND FUND EXPENSES

FEE TABLES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002 or estimated amounts for the current fiscal year.

Shareholder Fees  Money Market Funds--Fee Table

                                                                               Fifth Third
                                                                             Ohio Tax Exempt
                                                                               Money Market
                                                                                   Fund
Maximum Sales Charge (Load) Imposed on Purchases                                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        None
Maximum Deferred Sales Load                                                        None
Annual Fund Operating Expenses (as a percentage of average net assets)
Management fees                                                                   0.40%
Distribution (12b-1) fees                                                          None
Other expenses                                                                    0.25%1
Total Annual Fund Operating Expenses                                              0.65%


1  Other expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES AND FUND EXPENSES

EXPENSE EXAMPLES

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

Money Market Funds

                                                               1       3
Fifth Third Ohio Tax Exempt Money Market Fund                Year    Years

Institutional Shares                                         $66     $208

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the principal securities and techniques the Fund uses, as well as the main risks they pose. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                  FUND CODE
Ohio Tax Exempt Money Market Fund                 1

INSTRUMENT                                                               FUND CODE          RISK TYPE
ASSET-BACKED SECURITIES: Securities secured by company                       1             Pre-payment
receivables, home equity loans, truck and auto loans, leases,                                 Market
credit card receivables and other securities backed by other                                  Credit
types of receivables or other assets.                                                     Interest Rate
                                                                                            Regulatory
                                                                                            Liquidity

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on              1                Credit
and accepted by a commercial bank. Maturities are generally six                             Liquidity
months or less.                                                                               Market
                                                                                          Interest Rate

BONDS: Interest-bearing or discounted securities that                        1                Market
obligate the issuer to pay the bondholder a specified sum of                                  Credit
money, usually at specific intervals, and to repay the principal                          Interest Rate
amount of the loan at maturity.                                                              Liquidity

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated                1                Market
maturity.                                                                                     Credit
                                                                                            Liquidity
                                                                                           Interest Rate

COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that              1             Pre-Payment
separate mortgage pools into different maturity classes.                                     Interest

COMMERCIAL PAPER: Secured and unsecured short-term promissory                1                Credit
notes issued by corporations and other entities. Maturities                                 Liquidity
generally vary from a few days to nine months.                                                Market
                                                                                          Interest Rate

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INSTRUMENT                                                               FUND CODE                 RISK TYPE
FORWARD COMMITMENTS: A purchase of, or contract to purchase,                 1                      Leverage
securities at a fixed price for delivery at a future date.                                         Liquidity

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an              1                       Credit
insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities which may be difficult to sell               1                     Liquidity
at an acceptable price.                                                                              Market

INVESTMENT COMPANY SECURITIES: Shares of investment companies.               1                       Market
These investment companies may include money market funds of
Fifth Third Funds and shares of other registered investment
companies for which the Adviser to a Fund or any of their
affiliates serves as investment adviser, administrator or
distributor.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar                      1                       Market
denominated debt securities that have remaining maturities of                                        Credit
one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

MUNICIPAL SECURITIES: Securities issued by a state or political              1                       Market
subdivision to obtain funds for various public purposes.                                             Credit
Municipal securities include (a) governmental lease certificates                                   Political
of participation issued by state or municipal authorities where                                       Tax
payment is secured by installment payments for equipment,                                          Regulatory
buildings, or other facilities being leased by the state or
municipality; (b) government lease certificates purchased by the
Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of
municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre- refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h)
general obligation bonds.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INSTRUMENT                                                               FUND CODE                 RISK TYPE
REPURCHASE AGREEMENTS: The purchase of a security and the                    1                       Market
simultaneous commitment to return the security to the seller at                                     Leverage
an agreed upon price on an agreed upon date. This is treated as a loan.

RESTRICTED SECURITIES: Securities not registered under the                   1                     Liquidity
Securities Act of 1933, such as privately placed commercial                                          Market
paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENT: The sale of a security and the                 1                       Market
simultaneous commitment to buy the security back at an agreed                                       Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's               1                       Market
total assets. In return the Fund will receive cash, other                                           Leverage
securities, and/or letters of credit.                                                              Liquidity
                                                                                                     Credit

STRIPPED OBLIGATIONS: U.S. Treasury obligations and their                    1                   Interest Rate
unmatured interest coupons that have been separated ("stripped")
by their holder, typically a custodian bank or other institution.

TIME DEPOSITS: Non-negotiable receipts issued by a bank in                   1                     Liquidity
exchange for the deposit of funds.                                                                   Credit
                                                                                                     Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies             1                   Interest Rate
and instrumentalities of the U.S. Government. These include                                          Credit
Ginnie Mae, Fannie Mae, and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately                   1                   Interest Rate
traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                     1                       Credit
interest rates which are reset daily, weekly, quarterly or some                                    Liquidity
other period and which may be payable to the Fund on demand.                                         Market

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or                   1                       Market
contract to purchase securities at a fixed price for delivery at                                    Leverage
a future date. Under normal market conditions, when-issued                                         Liquidity
purchases and forward commitments will not exceed 20% of the                                         Credit
value of a Fund's total assets.

YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar                       1                       Market
denominated bonds issued by foreign corporations or governments.                                     Credit
Sovereign bonds are those issued by the government of a foreign                                  Interest Rate
country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian provinces.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INSTRUMENT                                                               FUND CODE                  RISK TYPE
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations               1                       Credit
that pay no interest, but are issued at a discount from their                                        Market
value at maturity. When held to maturity, their entire return                                     Interest Rate
equals the difference between their issue price and their
maturity value.

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

FUND MANAGEMENT

INVESTMENT ADVISOR

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets under management in the Fifth Third Funds.

The management fee, after fee waivers, expected to be paid by the Fund for the next fiscal year is as follows:

                                           As a percentage of
                                           average net assets
Ohio Tax Exempt Money Market Fund                 0.40%

SHAREHOLDER INFORMATION

PURCHASING AND SELLING FUND SHARES

PRICING FUND SHARES

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Fund is determined by using amortized cost.

The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent or other servicing agent. All orders for the Ohio Tax Exempt Money Market Fund must be received by the Fund, its transfer agent or other servicing agent on the following schedule (Eastern Standard Time) in order to receive that day's NAV:
Fifth Third Ohio Tax Exempt Money Market Fund--12 noon.

Institutional Shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank.

For institutional account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative or financial institution or call 1-800-282-5706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Fund and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

SHAREHOLDER INFORMATION

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Fund offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Fund reserves the right to waive the minimum investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The Fund may reject a purchase order for any reason.

AVOID WITHHOLDING TAX

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

SELLING YOUR SHARES

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Fund prior to the time designated by the Fund for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

To exchange your shares, call the institution through which you purchased your shares for exchange procedures or call 1-800-282-5706.

NOTES ON EXCHANGES

To prevent disruption in the management of the Fund, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

The exchange privilege may be changed or eliminated at any time.

The exchange privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. No Fund expects to pay capital gains.

TAXATION

FEDERAL INCOME TAX

TAXATION OF DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid).

ADDITIONAL TAX INFORMATION FOR OHIO TAX EXEMPT MONEY MARKET FUND. ("MUNICIPAL SECURITIES FUNDS")

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

SHAREHOLDER INFORMATION

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Distributions, if any, derived from net capital gains will generally be taxable as capital gains. The Municipal Securities Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial highlights for the Fifth Third Ohio Tax Exempt Money Market Fund are not presented because the Fund had not commenced operations as of November 30, 2002.

ADDRESSES

Fifth Third Funds                        Fifth Third Funds
Ohio Tax Exempt Money Market Mutual Fund 3435 Stelzer Road
Institutional Shares                     Columbus, Ohio 43219

Investment Advisor                       Fifth Third Asset Management Inc.
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

Distributor                              Fifth Third Funds Distributor, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Custodian, Transfer Agent,
    Dividend Disbursing
    Agent, and Administrator             Fifth Third Bank
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

Sub-Administrator and Sub-Fund
    Accountant                           BISYS Fund Services Limited Partnership
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Sub-Transfer Agent                       BISYS Fund Services Ohio, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Independent Auditors                     PricewaterhouseCoopers LLP
                                         100 East Broad Street
                                         21st Floor
                                         Columbus, Ohio 43215

The following additional information is available to you upon request and without charge. ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

  YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUNDS. IN ADDITION, YOU MAY CONTACT THE FUNDS AT:

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-282-5706
                          INTERNET: http://www.53.COM*
               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

o    At no charge from the Commission's Website at http://www.sec.gov.

FIFTH THIRD FUNDS

Investment Company Act file no. 811-5669.

FIFTH THIRD FUNDS

OHIO TAX EXEMPT MONEY MARKET FUND
CLASS A SHARES



-------------------
      Prospectus
      November 30, 2002


      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS

OHIO TAX EXEMPT MONEY MARKET MUTUAL FUND

CLASS A SHARES                                                 TABLE OF CONTENTS

OVERVIEW

This section provides important information about the Ohio Tax Exempt Money Market Fund (the "Fund"), including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

The Fund is managed by Fifth Third Asset Management Inc.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PREPARE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

There is no guarantee that any Fund will achieve its objective.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS

Ohio Tax Exempt Money Market Mutual Fund                                       2
Shareholder Fees and Fund Expenses
Fee Tables                                                                     4
Expense Examples                                                               4
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS                            5

FUND MANAGEMENT

Investment Advisors                                                           10

SHAREHOLDER INFORMATION

Purchasing And Selling Fund Shares                                            11
Purchasing And Adding To Your Shares                                          11
Selling Your Shares                                                           13
Exchanging Your Shares                                                        14
Distribution Arrangements/Sales Charges for Market Funds                      15
Dividends And Capital Gains                                                   19
Taxation                                                                      20
FINANCIAL HIGHLIGHTS
                                                                              22

FIFTH THIRD OHIO TAX EXEMPT MONEY MARKET FUND

FUNDAMENTAL OBJECTIVE

Current income, exempt from federal income tax and the personal income tax imposed by the State of Ohio and Ohio municipalities, while maintaining liquidity and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager

Under normal circumstances, the Fund invests at least 80% of its assets in Ohio municipal securities, the income from which is exempt from federal income tax and the personal income tax imposed by the State of Ohio and Ohio municipalities. Ohio municipal securities include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. Those securities tend to be:

          o general obligation bonds where principal and interest are paid from general tax revenues received by the issuer;

          o revenue bonds, where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

          o industrial development bonds, where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager.

PRINCIPAL INVESTMENT RISKS

The Fund's principal risks are those risks that could affect the overall yield of the Fund and thus, the return on your investment. The Fund's principal risks include net asset value and tax risk. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences. They include factors that cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies. Because the Fund's securities are issued by the State of Ohio and Ohio cities, towns and public authorities, the Fund's performance also may be affected by political and economic conditions at the state or local level. Those conditions may include state or city budgetary problems, declines in the tax base and, generally, any factor that may cause rating agencies to downgrade the credit ratings on state or municipal securities. Actual or proposed changes in tax rates, regulations or government-sponsored programs also could affect the yield on your investment. Economic activity in Ohio, as in may other states with a significant industrial base, tends to be more cyclical than in other states and in the nation as a whole.

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

The Fund's ability to meet redemption obligations could be burdened by its investments in securities restricted as to resale. Restricted securities generally trade among institutional in markets that are not as developed or that do not function as efficiently as more established markets.

The Fund is a non-diversified fund. As a result, the Fund could be significantly affected by the performance of a limited number of securities or the financial condition of a limited number of issuers.

VOLATILITY AND PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Ohio Tax Exempt Money Market Fund has performed and how its performance has varied from year to year. Because the Fund has yet been in operation for a full calendar year, the bar chart and table are not shown.

SHAREHOLDER FEES AND FUND EXPENSES
FEE TABLES

These tables describe the fees and expenses that you may pay if you buy and hold Class A Shares of the Ohio Tax Exempt Money Market Fund. Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2002.

SHAREHOLDER FEES AND FUND EXPENSES

                                                                Fifth Third Ohio
                                                                Tax Exempt Money
                                                                  Market Fund

                                                                       A

Maximum Sales Charge (Load) Imposed on                                None
Purchases
Maximum Sales Charge (Load) Imposed on Reinvested                     None
Dividends
Maximum Deferred Sales Load                                           None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                      0.40%
Distribution/Service (12b-1) fees                                    0.25%
Other expenses                                                       0.25%1
Total Annual Fund Operating Expenses                                 0.90%

1  Other expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES AND FUND EXPENSES

EXPENSE EXAMPLES

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

Stock Funds

                 Fifth Third Ohio Tax Exempt       1      3
                 Money Market Fund               Year   Years
                 Class A Shares                  $92    $287

                                       4

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                                                      FUND CODE
Ohio Tax Exempt Money Market Mutual Fund                                           1

INSTRUMENT                                                                     FUND CODE         RISK TYPE
ASSET-BACKED SECURITIES: Securities secured by company receivables,                1             Pre-payment
home equity loans, truck and auto loans, leases, credit card                                       Market
receivables and other securities backed by other types of receivables                              Credit
or other assets.                                                                                Interest Rate
                                                                                                  Regulatory
                                                                                                  Liquidity

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and                1               Credit
accepted by a commercial bank. Maturities are generally six months or                             Liquidity
less.                                                                                              Market
                                                                                                Interest Rate

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.            1               Market
                                                                                                   Credit
                                                                                                  Liquidity

                                                                                                Interest Rate

COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that                    1             Pre-Payment
separate mortgage pools into different maturity classes.                                          Interest

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes                1               Credit
issued by corporations and other entities. Maturities generally vary                              Liquidity
from a few days to nine months.                                                                    Market
                                                                                                Interest Rate

FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities            1                  Leverage
at a fixed price for delivery at a future date.                                                       Liquidity

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an                    1                   Credit
insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities which may be difficult to sell at an               1                  Liquidity
acceptable price.                                                                                      Market

INDEX-BASED SECURITIES:  Index-based securities entitle a holder to                1                   Market
receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.  Examples of index-based securities include
Standard & Poor's Depositary Receipts ("SPDRs").  A SPDR is an
ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance


                                       5

and dividend yield of an index, such as the S&P 500 Index(R). iShares are also index-based securities and are index funds that trade like shares.
Each share represents a portfolio of stocks designed to closely track one specific index.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. These               1                   Market
investment companies may include money market funds of Fifth Third
Funds and shares of other registered investment companies for which the
Advisor to a Fund or any of their affiliates serves as investment
Advisor, administrator or distributor.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
INSTRUMENT                                                                     FUND CODE              RISK TYPE
MONEY MARKET INSTRUMENTS: Investment- grade, U.S. dollar denominated               1                   Market
debt securities that have remaining maturities of one year or less.                                    Credit
These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate                1                 Pre-payment
loans and pools of loans. These include collateralized mortgage                                        Market
obligations and real estate mortgage investment conduits.                                               Credit
                                                                                                     Regulatory

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities               1                   Market
and simultaneously contracts with the same counterparty to repurchase                                Regulatory
similar but not identical securities on a specified future date.                                     Pre-Payment

MUNICIPAL SECURITIES: Securities issued by a state or political                    1                   Market
subdivision to obtain funds for various public purposes. Municipal                                     Credit
securities include (a) governmental lease certificates of participation                               Political
issued by state or municipal authorities where payment is secured by                                     Tax
installment payments for equipment, buildings, or other facilities                                   Regulatory
being leased by the state or municipality; (b) government lease certificates purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d)
serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre- refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous             1                   Market
commitment to return the security to the seller at an agreed upon price                               Leverage
on an agreed upon date. This is treated as a loan.

RESTRICTED SECURITIES: Securities not registered under the Securities              1                  Liquidity
Act of 1933, such as privately placed commercial paper and Rule 144A                                   Market
securities.

                                       6

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the                      1                   Market
simultaneous commitment to buy the security back at an agreed upon                                    Leverage
price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total               1                   Market
assets. In return the Fund will receive cash, other securities, and/or                                Leverage
letters of credit.                                                                                    Liquidity
                                                                                                       Credit

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
INSTRUMENT                                                                     FUND CODE              RISK TYPE
STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured                1                Interest Rate
interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for            1                  Liquidity
the deposit of funds.                                                                                  Credit
                                                                                                       Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and               1                Interest Rate
instrumentalities of the U.S. Government. These include Ginnie Mae,                                    Credit
Fannie Mae, and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded                  1                Interest Rate
registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates            1                   Credit
which are reset daily, weekly, quarterly or some other period and which                               Liquidity
may be payable to the Fund on demand.                                                                  Market

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to              1                   Market
purchase securities at a fixed price for delivery at a future date.                                    Leverage
Under normal market conditions, when-issued purchases and forward                                     Liquidity
commitments will not exceed 20% of the value of a Fund's total assets.                                  Credit

YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated                  1                   Market
bonds issued by foreign corporations or governments. Sovereign bonds                                    Credit
are those issued by the government of a foreign country. Supranational                              Interest Rate
bonds are those issued by supranational entities, such as the World                                   Political
Bank and European Investment Bank. Canadian bonds are those issued by                             Foreign Investment
Canadian provinces.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay             1                   Credit
no interest, but are issued at a discount from their value at maturity.                                 Market
When held to maturity, their entire return equals the difference                                    Interest Rate
between their issue price and their maturity value.

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time.

Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in prepayment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

FUND MANAGEMENT
INVESTMENT ADVISOR

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2002, Fifth Third Asset Management Inc. had approximately $10.9 billion of assets under management in the Fifth Third Funds.

The management fee, after fee waivers, expected to be paid by the Fund for the next fiscal year is as follows:

                                           As a percentage of
                                           Average net assets
Ohio Tax Exempt Money Market Fund               0.40%

SHAREHOLDER INFORMATION

PURCHASING AND SELLING FUND SHARES

PRICING MONEY MARKET FUND SHARES

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent or other servicing agent. All orders for the Fund must be received by the Fund, its transfer agent or other servicing agent on the following schedule (Eastern Standard Time) in order to receive that day's NAV: Fifth Third Ohio Tax Exempt Money Market Fund--12 noon.

You may purchase Class A shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares. In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details.

SHAREHOLDER INFORMATION

SHAREHOLDER CONTACT INFORMATION

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025.

For brokerage account holders at other financial institutions (non-Fifth Third Securities), contact your investment representative or financial institution.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Class A shares of the Fund offered by this Prospectus is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. The Fund reserves the right to waive the minimum initial investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

For details, contact the Trust toll-free at 1-800-282- 5706 or write to: Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

The Fund may reject a purchase order for any reason.

SYSTEMATIC INVESTMENT PROGRAM

You may make monthly systematic investments in Class A shares of the Fund from your bank account. There is no minimum amount required for initial amounts invested into the Fund. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Fund is open for business, the purchase will be made on the following day the Fund is open for business.

SHAREHOLDER INFORMATION

AVOID WITHHOLDING TAX

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

SELLING YOUR SHARES

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Fund prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

If exchanging shares through Fifth Third Securities, Inc. or your financial institution, ask it for exchange procedures or call 1-800-282-5706.

NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.+

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation. Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

+ Fifth Third has agreed to waive the sales load for former Kent shareholders.

SHAREHOLDER INFORMATION

Distribution Arrangements/ Sales Charges for Ohio Tax Exempt Money Market Fund

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

                        Class A

Distribution/           Subject to
Service (12b-1) Fee     annual
                        distribution
                        and
                        shareholder
                        servicing
                        fees of up
                        to 0.25% of
                        the Fund's
                        assets.
Conversion              None

SHAREHOLDER INFORMATION

REINSTATEMENT PRIVILEGE

If you have sold Class A shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12B-1) FEES FOR ALL FUNDS

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services.

In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

12b-1 fees may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

          o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund which the Distributor may use for shareholder servicing and distribution.

SHAREHOLDER INFORMATION

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

DIVIDENDS AND CAPITAL GAINS

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by the Fifth Third Ohio Tax Exempt Money Market Fund.

SHAREHOLDER INFORMATION

TAXATION

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS

The Fund expects to distribute substantially all of its investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid).

ADDITIONAL TAX INFORMATION FOR FIFTH THIRD OHIO TAX EXEMPT MONEY MARKET FUND ("MUNICIPAL SECURITIES FUND")

If, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

SHAREHOLDER INFORMATION

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent the Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gains will generally be taxable to shareholders as capital gains. The Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Fifth Third Ohio Tax Exempt Money Market Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes and will not be a preference item for individuals for the purposes of the federal alternative minimum tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third Ohio Tax Exempt Money Market Fund are not presented because the Fund had not commenced operations as of November 30, 2002.

ADDRESSES

Fifth Third Funds                        Fifth Third Funds
Ohio Tax Exempt Money Market Mutual Fund 3435 Stelzer Road
Class A Shares                           Columbus, Ohio 43219

Investment Advisor                       Fifth Third Asset Management Inc.
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

Distributor                              Fifth Third Funds Distributor, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Custodian, Transfer Agent,               Fifth Third Bank
   Dividend Disbursing                   38 Fountain Square Plaza
   Agent, and Administrator              Cincinnati, Ohio 45263

Sub-Administrator and Sub-Fund           BISYS Fund Services Limited Partnership
   Accountant                            3435 Stelzer Road
                                         Columbus, Ohio 43219

Sub-Transfer Agent                       BISYS Fund Services Ohio, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Independent Auditors                     PricewaterhouseCoopers LLP
                                         100 East Broad Street
                                         21st Floor
                                         Columbus, Ohio 43215

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

  YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUNDS. IN ADDITION, YOU MAY CONTACT THE FUNDS AT:

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: 1-800-282-5706
                          INTERNET: http://www.53.COM*
               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

o    At no charge from the Commission's Website at http://www.sec.gov.

FIFTH THIRD FUNDS

Investment Company Act file no. 811-5669.

                             Fifth Third Funds logo

                                Fifth Third Funds

                              Small Cap Value Fund
                              Institutional Shares
                                 Advisor Shares
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

Prospectus
                  , 2002
------------------

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fifth Third Funds
Small Cap Value Fund
Institutional Shares
Advisor Shares
Class A Shares
Class B Shares
Class C Shares

Overview

This section provides important information about the Fifth Third Small Cap Value Fund (the "Fund", a separate series of Fifth Third Funds, including:

..  the investment objective,
..  principal investment strategies, and
..  principal risks

The Fifth Third Small Cap Value Fund is managed by Fifth Third Asset Management Inc.

Like other investments, you could lose money on your investment in the Fund. Your investment in the Fund is not a deposit or an obligation of Fifth Third Bank or any other bank and is not insured by the FDIC or any other government agency.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:


                                Table of Contents

Objectives, Strategies and Risks                                            Page

Small Cap Value Fund                                                          3

Shareholder Fees and Fund Expenses

Fee Tables                                                                    5
Expense Examples                                                              5

Additional Information About the Funds

Investment Practices                                                          6
Investment Risks                                                              9

Fund Management

Investment Advisor                                                            11
Portfolio Manager                                                             11

Shareholder Information

Purchasing and Selling Fund Shares                                            12
Purchasing and Adding to Your Shares                                          12
Shareholder Contact Information                                               12
Selling Your Shares                                                           15
Exchanging Your Shares                                                        16
Distribution Arrangements/Sales Charges for the Fund                          17
Dividends and Capital Gains                                                   23
Taxation                                                                      23

FIFTH THIRD SMALL CAP VALUE FUND
LOGO

FUNDAMENTAL OBJECTIVE

Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies.

Small cap companies are those companies whose market capitalizations are less than $2 billion at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors such as securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow. Securities which the Advisor believes are undervalued relative to their prospects for future earnings or to their asset values will generally be considered attractive investments.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not a deposit of Fifth Third Bank or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

FIFTH THIRD SMALL CAP VALUE FUND
LOGO

VOLATILITY AND PERFORMANCE INFORMATION

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

SHAREHOLDER FEES AND FUND EXPENSES

FEE TABLES

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon estimated amounts for the current fiscal year.

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

                                                                                   FIFTH THIRD SMALL CAP VALUE FUND
SHAREHOLDER FEES                                              INSTITUTIONAL      ADVISOR        CLASS A      CLASS B     CLASS C
Maximum Sales Charge (Load) Imposed on Purchases                 None             None          5.00%        None         None
Maximum Sales Charge (Load) Imposed on Reinvested                None             None          None         None         None
Dividends
Maximum Deferred Sales Load                                      None             None          None        5.00%1       1.00%2

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management fees                                                  0.90%           0.90%          0.90%        0.90%       0.90%
Distribution (12b-1) fees                                        None            0.50%          0.25%        1.00%       0.75%
Other expenses3                                                  0.60%           0.60%          0.60%        0.60%       0.85%
Total Annual Fund Operating Expenses                             1.50%           2.00%          1.75%        2.50%       2.50%
Fee Waiver and/or Expense Reimbursement4                         0.25%           0.25%          0.25%        0.25%       0.25%
Net Expenses                                                     1.25%           1.75%          1.50%        2.25%       2.25%

1 5% is the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately 8 years after purchase, Class B shares automatically convert to Class A shares.

2 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

3 Other expenses are based on estimated amounts for the current fiscal year.

4 The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to:
1.25% for Institutional shares; 1.75% for Advisor shares; 1.50% for Class A shares; 2.25% for Class B shares; and 2.25% for Class C shares. Theses waivers and/or expense reimbursements will remain in effect until November 30, 2003.
Under the terms of the Expense Limitation Agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund only during a month in which the Expense Limitation Agreement is in effect, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described above.

SHAREHOLDER FEES AND FUND EXPENSES

EXPENSE EXAMPLE

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.

Fifth Third Small Cap Value Fund                           1 YEAR      3 YEARS

         Institutional Shares                               $127         $450

         Advisor Shares                                     $178         $603
         Class A Shares                                     $645         $1,000
         Class B Shares
                  Assuming Redemption                       $728         $1,055
                  Assuming No Redemption                    $228         $755
         Class C Shares
                  Assuming Redemption                       $328         $755
                  Assuming No Redemption                    $228         $755

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following policy is non-fundamental but requires a notice to shareholders at least 60 days prior to any change. For purposes of the following policy, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Small Cap Value Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of small cap companies.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

                                        INSTRUMENT                                           RISK TYPE
AMERICAN  DEPOSITARY  RECEIPTS (ADRS):  ADRs are foreign shares of a company held by a U.S.  Market
bank that issues a receipt evidencing ownership.                                             Political
                                                                                             Foreign
                                                                                             Investment

BANKERS'  ACCEPTANCES:  Bills  of  exchange  or time  drafts  drawn  on and  accepted  by a  Credit
commercial bank. Maturities are generally six months or less.                                Liquidity
                                                                                             Market
                                                                                             Interest Rate

BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the         Market
bondholder a specified sum of money, usually at specific intervals, and to repay the         Credit
principal amount of the loan at maturity.                                                    Interest Rate

CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the      Management
seller of the option to sell, a security at a specified price. A put option gives the buyer  Liquidity
the right to sell, and obligates the seller of the option to buy a security at a specified   Credit
price.                                                                                       Market
                                                                                             Leverage

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                      Market
                                                                                             Credit
                                                                                             Liquidity
                                                                                             Interest Rate

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations   Credit
and other entities. Maturities generally vary from a few days to nine months.                Liquidity
                                                                                             Market
                                                                                             Interest Rate

COMMON STOCK: Shares of ownership of a company.                                              Market

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.               Market
                                                                                             Credit

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or        Management
security, or any combination thereof, including futures, options (e.g., put and calls),      Market
options on futures, swap agreements, and some mortgage-backed securities.                    Credit
                                                                                             Liquidity
                                                                                             Leverage
                                                                                             Interest Rate

FORWARD COMMITMENTS: A purchase of, or contract to purchase, securities at a fixed price     Leverage
for delivery at a future date.                                                               Liquidity

                                       8

FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a      Management
specified amount of a specified security, class of securities, or an index at a specified    Market
time in the future and at a specified price.                                                 Credit
                                                                                             Liquidity
                                                                                             Leverage

ILLIQUID SECURITIES: Securities which may be difficult to sell at an acceptable price.       Liquidity
                                                                                             Market

INVESTMENT COMPANY SECURITIES: Shares of investment companies. These investment companies    Market
may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser, administrator or distributor.

INVESTMENT GRADE BONDS: Interest-bearing or discounted government or corporate securities    Market
that obligate the issuer to pay the bondholder a specified sum of money, usually at
Credit specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar denominated debt securities that     Market
have remaining maturities of one year or less. These securities may include U.S. Government  Credit obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return  Market
the security to the seller at an agreed upon price on an agreed upon date. This is treated   Leverage
as a loan.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as   Liquidity
privately placed commercial paper an d Rule 144A securities.                                 Market

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment to buy  Market the security back at an agreed upon price on an agreedupon date. This is treated as a
Leverage borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets. In return the   Market
Fund will receive cash, other securities, and/or letters of credit.                          Leverage
                                                                                             Liquidity
                                                                                             Credit

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in  Market such trading will have higher turnover and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalization      Market
within or lower than those included in the S&P SmallCap 600 Index.                           Liquidity

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"): Ownership in a long-term unit investment    Market
trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index(R). Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.

STOCK-INDEX OPTIONS: A security that combines features of options with securities trading    Management

                                       9

using composite stock indices.                                                               Market
                                                                                             Credit

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of       Liquidity
funds.                                                                                       Credit
                                                                                             Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of    Interest Rate
the U.S. Government. These include Ginnie Mae, Fannie Mae, and Freddie Mac.                  Credit

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded registered interest and    Interest Rate
principal securities, and coupons under bank entry safekeeping.

WARRANTS: Securities, typically issued with preferred stock or bonds, that give the holder   Market
the right to buy a proportionate amount of common stock at a specified price.                Credit

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS: Purchase or contract to purchase securities   Market
at a fixed price for delivery at a future date. Under normal market conditions, when-issued Leverage purchases and forward commitments will Credit not exceed 20% of the value of a Fund's total Liquidity assets.

YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated bonds issued by foreign   Market
corporations or governments. Sovereign bonds are those issued by the government of a         Credit
foreign country. Supranational bonds are those issued by supranational entities, such as     Interest Rate
the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

       HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

       SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

       LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

INVESTMENT ADVISOR AND SUBADVISOR

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 22 investment strategists and portfolio managers, 13 equity and fixed income research analysts, and 6 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of June 30, 2002, Fifth Third Asset Management Inc. had approximately $11.5 billion of assets under management in the Fifth Third Funds.

The management fee to be paid by the Fund is 0.90% of the average net assets of the Fund.

The Advisor may appoint one or more subadvisors to manage all or a portion of a Fund. Subject to the receipt of an exemptive order from the Securities and Exchange Commission, the Advisor (subject to the approval of the Board of Trustees) may select and replace subadvisors and terminate and amend subadvisory agreements between the Advisor and the subadvisors without obtaining shareholder approval. The foregoing applies to the Fifth Third Small Cap Value Fund.

SHAREHOLDER INFORMATION

PURCHASING AND SELLING FUND SHARES

PRICING FUND SHARES

PRICING STOCK AND BOND FUND SHARES

The price of Fund shares is based on the Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Standard Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All orders must be received by the Fund or its transfer agent prior to 4:00 p.m. Eastern Standard Time in order to receive that day's NAV.

Institutional Shares

Institutional shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

Advisor Shares

You may purchase Advisor shares through a Financial Advisor. Typically, Financial Advisors manage their client's accounts through broker dealers and financial institutions which have a sales agreement with the distributor of Fund shares. Financial advisors typically provide financial planning or active account management for a fee. Advisor shares are also available through broker dealers and financial institutions which have a sales agreement with the distributor. In order to purchase shares through any financial institution, you must have an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details.

Class A, B and C Shares

You may purchase Class A, B, and C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares. In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

SHAREHOLDER CONTACT INFORMATION

Institutional Shares

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank. For institutional account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative of financial institution or call 1-800-282-5706.

Advisor Shares, Class A, Class B, and Class C Shares

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025. For brokerage account holders at other financial institutions (non-Fifth Third Securities), contact your investment representative or financial institution. For accounts held at the Fund, please call
1-800-282-5706, or write to Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

For All Shares

The entity through which you are purchasing your shares is responsible for transmitting the order to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

Institutional and Advisor Shares

The minimum initial investment in Institutional shares and Advisor shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Funds reserve the right to waive the minimum investment.

Class A, Class B, and Class C Shares

The minimum initial investment in Class A, Class B, or Class C shares of the Funds offered by this Prospectus is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. The maximum investment is $250,000 for total purchases of Class B shares of a Fund offered by this Prospectus. The Funds reserve the right to waive the minimum initial investment.

For All Shares

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason.

For details, contact the Funds toll-free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus Ohio 43218-2706, or by express mail to:
Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Systematic Investment Program -
Class A, Class B, and Class C Shares Only

You may make monthly systematic investments in Class A, B, or C shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Funds are open for business, the purchase will be made on the following day the Funds are open for business.

AVOID TAX WITHHOLDING

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

SELLING YOUR SHARES

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or your investment representative. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218- 2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Selling Your Shares - Institutional Shares Only

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

SYSTEMATIC WITHDRAWAL PLAN - CLASS A, CLASS B, AND CLASS C SHARES ONLY

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
You may exchange your Fund shares for           INSTRUCTIONS FOR EXCHANGING SHARES
the same class of shares of any other Fifth     To exchange your shares, call the
Third Fund. No transaction fees are             institution through which you purchased
charged for exchanges. Be sure to               your shares for exchange procedures or
read carefully the Prospectus of any            call the Funds at 1-800-282-5706.
Fund into which you wish to exchange
shares.

                                                NOTES ON EXCHANGES

You must meet the minimum investment            To prevent disruption in the management
requirements for the Fund into which            of the Funds, market timing strategies
you are exchanging. Exchange from one           and frequent exchange activity may be
Fund to another are taxable for                 limited by the Funds. Although not
investors subject to federal or to              anticipated, the Funds may reject
federal or state income taxation.               exchanges, or change or terminate rights
                                                to exchange shares at any time.

                                                Shares of the new Fund must be held
                                                under the same account name, with
                                                the same registration and tax identification
                                                numbers, as shares of the old Fund.

                                                The exchange privilege may be changed or
                                                eliminated at any time.

                                                The exchange privilege is available only in
                                                states where shares of the
                                                Funds may be sold.

                                                All exchanges are based on the relative
                                                net asset value next determined after

                                       19

                                                the exchange order is the Funds.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR THE FUNDS

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

                      Institutional      Advisor               Class A              Class B               Class C
Charge (Load)         None               None                  Front-end sales      No front-end          No front-end
                                                               charge (not          sales charge.         sales charge.
                                                               applicable to        A contingent          A contingent
                                                               money market         deferred sales        deferred sales
                                                               funds); reduced      charge (CDSC)         charge (CDSC)
                                                               sales charges        will be imposed       will be imposed
                                                               available.           on shares             on shares
                                                                                    redeemed within       redeemed within
                                                                                    6 years after         12 months after
                                                                                    purchase.             purchase.

Distribution/          None              Subject to            Subject to           Subject to            Subject to
Service (12b-1)                          annual                annual               annual                annual
Fee                                      distribution          distribution         distribution          distribution
                                         and shareholder       and shareholder      and shareholder       and shareholder
                                         servicing fees        servicing fees       servicing fees        servicing fees
                                         of up to 0.50%        of up to 0.25%       of up to 1.00%        of up to 0.75%
                                         of the Fund's         of the Fund's        of the Fund's         of the Fund's
                                         assets.               assets.              assets.               assets. (Also
                                                                                                          subject to a
                                                                                                          non-12b-1 fee
                                                                                                          for shareholder
                                                                                                          servicing of up
                                                                                                          to 0.25% of the
                                                                                                          Fund's assets.)

Fund Expenses         Lower annual       Higher annual         Lower annual         Higher annual         Higher annual
                      expenses than      expenses than         expenses than        expenses than         expenses than
                      Class A,           Class A               Class B              Class A               Class A
                      Class B            shares.               and C shares.        shares.               shares.
                      and C shares.

Conversion            None               None                  None                 Converts to           None
                                                                                    Class A
                                                                                    shares after 8
                                                                                    years.

SHAREHOLDER INFORMATION

CALCULATION OF SALES CHARGES

Class A Shares

Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you send to the Funds will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                              Sales Charge        Sales Charge
                                                as a % of           as a % of
      Your Investment                        Offering Price      Your Investment

      Less than $50,000                          5.00%                 5.26%

      $ 50,000 but less than $100,000            4.50%                 4.71%

      $100,000 but less than $250,000            3.50%                 3.63%

      $250,000 but less than $500,000            2.50%                 2.56%

      $500,000 but less than $1,000,000          2.00%                 2.04%

      $1,000,000 or more*                        0.00%                 0.00%

* For purchases made prior to August 1, 2002, if you purchased $500,000 or more of Class A shares and did not pay a sales charge, and you sell any of those shares before the first anniversary of purchase, you may pay a 1% contingent deferred sales charge, or CDSC, on the portion redeemed at the time of redemption. For purchases made on or after August 1, 2002, if you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time).

The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

For purchases of over $1,000,000, the Distributor may pay broker/ dealers, out of its own assets, a fee of up to 1.00% of the offering price on purchases up to $5,000,000, 0.50% on purchases up to $25,000,000, and 0.25% on purchases exceeding $25,000,000.

SALES CHARGE REDUCTIONS

You may qualify for reduced sales charges under the following circumstances.

Letter of Intent. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares over a 13-month period to qualify for a reduced sales charge. You must include up to 5.00% of the total amount you intend to purchase with your letter of intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

Combination Privilege. Combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charge. Therefore, all of the money that you send to the Funds is used to purchase Fund shares. If you sell your Class B shares before the end of the sixth year after purchase, however, you will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class B shares are subject to the following CDSC schedule:

      Year of Redemption                   % of NAV (at time of purchase or sale
      After Purchase                       if lower) deducted from proceeds
      During the first year                               5%
      During the second year                              4%
      During the third or fourth years                    3%
      During the fifth year                               2%
      During the sixth year                               1%
      During the seventh or eight years                   0%


SALES CHARGE WAIVERS

CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to Class A shares:

Shares purchased by investment representatives through fee-based investment products or accounts.

Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the advisor or its affiliates or invested in any Fifth Third Fund.

Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

Shares purchased by directors, trustees, employees, and family members of the Advisor and its affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored qualified retirement plans, "wrap" type programs non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers).

Distributions from Qualified Retirement Plans. There also is no sales charge for Fund shares purchased with distributions from qualified retirement plans or other trusts administered by Fifth Third Bank.

Shares purchased by former Kent Fund Investment Class shareholders.

Shares purchased by Trust Companies, Retirement Plan Record-Keeping Firms, or similar organizations that purchase on behalf of their clients from a Fund through an omnibus account.

CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

Redemptions from accounts following the death or disability of the shareholder.

Investors who purchased through a participant directed defined benefit plan.

Returns of excess contributions to certain retirement plans.

Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

Shares issued for sweep accounts where a sales commission was not paid at the time of purchase. In this case the maximum purchase amount is waived also.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Funds is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive their customary sales commission.

REINSTATEMENT PRIVILEGE                          If you have sold Class A shares and decide to
                                                 reinvest in the Fund within a 90 day period, you
                                                 will not be charged the applicable sales load on
                                                 amounts up to the value of the shares you sold. You
                                                 must provide a written reinstatement request and
                                                 payment within 90 days of the date your
                                                 instructions to sell were processed.

DISTRIBUTION/SERVICE (12B-1) FEES                12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. In particular, these
                                                 fees help to defray the Distributor's costs of advancing
                                                 brokerage commissions to investment representatives.
                                                 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment. 12b-1 fees may cost you more than paying other types of sales charges. The
                                                 12b-1 fees vary by share class as follows:

                                                 o    Class A shares may pay a 12b-1 fee of up to 0.25%
                                                 of the average daily net assets of a Fund which the
                                                 Distributor may use for shareholder servicing and distribution.

                                                 o    Class B shares pay a 12b-1 fee at an annual rate of up
                                                 to 1.00% of the average daily net assets of the applicable Fund.
                                                 The Distributor may use up to 0.25% of the 12b-1 fee for
                                                 shareholder servicing and up to 0.75% for distribution.

o                                                o    Class C shares pay a 12b-1 fee of up to 0.75% of the
                                                 average daily net assets of the applicable Fund which the
                                                 Distributor may use for distribution. This will cause
                                                 expenses for Class C shares to be higher and dividends to be lower than for Class A shares. The higher 12b-1 fee on Class C shares, together with the CDSC, help the Distributor sell
                                                 Class C shares without an "up-front" sales charge. In
                                                 particular, these fees help to defray the Distributor's
                                                 costs of advancing brokerage commissions to investment
                                                 representatives.

                                                 Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net
                                                 assets of the applicable Fund.

                                                 Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

CONVERSION TO CLASS A SHARES                     Class B shares convert automatically to Class A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares


                                       25

                                                 are reduced from 1.00% to 0.25% of the average daily net assets.

DEALERS INCENTIVES                               The distributor, in its discretion, may pay, out of its own assets, certain dealers selling Class A shares, Class B
                                                 shares, or Class C shares all or a portion of the sales
                                                 charges it normally retains. The Distributor may also
                                                 pay a finders fee on purchases exceeding $1,000,000 as
                                                 described in the Statement of Additional Information.

DIVIDENDS AND CAPITAL GAINS                      All dividends and capital gains will be automatically
                                                 reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax
                                                 qualified plan. There are no sales charges for reinvested
                                                 distributions.

                                                 Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

                                                 Dividends, if any, are declared and paid annually by
                                                 the Small Cap Value Fund. Capital gains, if any, are
                                                 distributed at least annually.

TAXATION

FEDERAL INCOME TAX

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

Taxation of Distributions

The Fund expects to distribute substantially all of its net investment income (including net capital gains) to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, i.e., gains from investments that a Fund owned for more than twelve months, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the Statement of Additional Information for further details. Shareholders may also be subject to state and local taxes on distributions and redemptions.

This is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, and local laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third Small Cap Value Fund are not presented because the Institutional Shares, the Advisor Shares, the Class A Shares, the Class B Shares and the Class C Shares of this Fund are newly offered and do not have a financial history.

Addresses

Fifth Third Funds                        Fifth Third Funds
Small Cap Value Fund                     3435 Stelzer Road
Institutional Shares                     Columbus, Ohio 43219
Advisor Shares
Class A Shares
Class B Shares
Class C Shares

Investment Advisor                       Fifth Third Asset Management Inc.
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

Distributor                              Fifth Third Funds Distributor, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Custodian, Transfer Agent,
   Dividend Disbursing
   Agent, and Administrator              Fifth Third Bank
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

Sub-Administrator and
   Sub-Fund Accountant                   BISYS Fund Services Limited Partnership
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Sub-Transfer Agent                       BISYS Fund Services Ohio, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

Independent Auditors                     PricewaterhouseCoopers, LLP
                                         100 East Broad Street
                                         21st Floor
                                         Columbus, Ohio 43215

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

  You can get free copies of annual and semi-annual reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

  Fifth Third Funds 3435 Stelzer Road Columbus, Ohio 43219 Telephone:
  1-800-282-5706 Internet: http://www.53.com*

* The Funds' website is not part of this Prospectus.

  You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

..    For a fee, by writing the Public Reference Section of the Commission,
     Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

..    At no charge from the Commission's Website at http://www.sec.gov.

                            [LOGO] Fifth Third Funds

                    Investment Company Act file no. 811-5669.

                                FIFTH THIRD FUNDS
                        (FORMERLY FOUNTAIN SQUARE FUNDS)

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 30, 2002

This Combined Statement of Additional Information (the "SAI") relates to the Prospectuses of the following portfolios (the "Funds") of Fifth Third Funds (the "Trust") dated November 30, 2002:

        Fifth Third Quality Growth Fund
        Fifth Third Disciplined Large Cap Value Fund
        Fifth Third Large Cap Opportunity Fund
        Fifth Third Balanced Fund
        Fifth Third Mid Cap Growth Fund
        Fifth Third International Equity Fund
        Fifth Third Intermediate Bond Fund
        Fifth Third Bond Fund
        Fifth Third U.S. Government Bond Fund
        Fifth Third Intermediate Municipal Bond Fund
        Fifth Third Ohio Municipal Bond Fund
        Fifth Third Technology Fund
        Fifth Third Government Money Market Fund
        Fifth Third Prime Money Market Fund
        Fifth Third Municipal Money Market Fund
        Fifth Third Ohio Tax Exempt Money Market Fund
        Fifth Third U.S. Treasury Money Market Fund
        Fifth Third Multi Cap Value Fund
        Fifth Third Micro Cap Value Fund
        Fifth Third Strategic Income Fund
        Fifth Third Worldwide Fund
        Fifth Third LifeModel Conservative FundSM
        Fifth Third LifeModel Moderately Conservative FundSM Fifth Third LifeModel Moderate FundSM
        Fifth Third LifeModel Moderately Aggressive FundSM Fifth Third LifeModel Aggressive FundSM
        Fifth Third Institutional Government Money Market Fund Fifth Third Institutional Money Market Fund
        Fifth Third Michigan Municipal Money Market Fund
        Fifth Third International GDP Fund
        Fifth Third Small Cap Value Fund
        Fifth Third Small Cap Growth Fund
        Fifth Third Equity Index Fund
        Fifth Third Large Cap Core Fund
        Fifth Third Short Term Bond Fund
        Fifth Third Michigan Municipal Bond Fund
        Fifth Third Municipal Bond Fund

This Statement of Additional Information is incorporated in its entirety into the Prospectuses. This SAI should be read with the Prospectuses of the Funds.

To receive a copy of any Prospectus, you may write the Trust or call toll-free
(800) 282-5706. This SAI is not a prospectus.

                                Fifth Third Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                TABLE OF CONTENTS

                                                                                              PAGE
GENERAL INFORMATION ABOUT THE TRUST..............................................................1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS..................................................4
   Investment Objectives.........................................................................4
   Investment Limitations........................................................................4
ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES.......................10
   Types of Investments.........................................................................10
   PORTFOLIO TURNOVER...........................................................................21
   INVESTMENT RISKS (MICHIGAN MUNICIPAL MONEY MARKET FUND AND MICHIGAN MUNICIPAL BOND FUND).....22
   INVESTMENT RISKS (OHIO MUNICIPAL BOND FUND AND OHIO TAX EXEMPT MONEY MARKET FUND)............24
FIFTH THIRD FUNDS MANAGEMENT....................................................................26
   Trustee Liability............................................................................57
   Codes of Ethics..............................................................................57
INVESTMENT ADVISORY SERVICES....................................................................57
   Investment Advisors to the Trust.............................................................57
   Advisory Fees................................................................................59
   ADMINISTRATIVE SERVICES......................................................................61
   Custody of Fund Assets.......................................................................63
   Transfer Agent and Dividend Disbursing Agent.................................................64
   Fund Accounting..............................................................................64
   Legal Counsel................................................................................64
BROKERAGE TRANSACTIONS..........................................................................65
PURCHASING SHARES...............................................................................68
   Distribution Plan and Administrative Services Agreement......................................69
   Purchases with Proceeds from Redemptions of Unaffiliated Mutual Fund Shares..................69
   Conversion of Class B Shares to Class A Shares...............................................70
   Conversion to Federal Funds..................................................................70
   Exchanging Securities for Fund Shares........................................................70
   Payments to Dealers..........................................................................70
REDEEMING SHARES................................................................................72
   Redemption in Kind...........................................................................72
   Postponement of Redemptions..................................................................72
DETERMINING NET ASSET VALUE.....................................................................72
   Determining Market Value of Securities.......................................................72
   Valuing Municipal Bonds......................................................................73
   Use of Amortized Cost........................................................................73
   Monitoring Procedures........................................................................73
   Investment Restrictions......................................................................73
   Trading in Foreign Securities................................................................74
TAX STATUS......................................................................................74
   Qualification as a Regulated Investment Company..............................................74
   Distributions................................................................................75
   Exempt-Interest Dividends....................................................................75
   MUNICIPAL BOND, MUNICIPAL MONEY MARKET, AND TAX-EXEMPT FUNDS.................................76
   FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS......76
   SELLING SHARES...............................................................................77
   HEDGING......................................................................................77
   DISCOUNT SECURITIES..........................................................................77
                                      -i-

   BACKUP WITHHOLDING...........................................................................77
PERFORMANCE INFORMATION.........................................................................78
   Tax-Equivalent Yield.........................................................................88
FINANCIAL STATEMENTS............................................................................94
APPENDIX.........................................................................................1

                       GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988.

The Trust's Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series. This prospectus relates to the following funds (collectively, the "Funds"):

        THE "EQUITY FUNDS":

        Fifth Third Quality Growth Fund
        Fifth Third Disciplined Large Cap Value Fund
        Fifth Third Large Cap Opportunity Fund
        Fifth Third Balanced Fund
        Fifth Third Mid Cap Growth Fund
        Fifth Third Technology Fund
        Fifth Third International Equity Fund
        Fifth Third Multi Cap Value Fund
        Fifth Third Micro Cap Value Fund
        Fifth Third Strategic Income Fund
        Fifth Third Worldwide Fund
        Fifth Third International GDP Fund
        Fifth Third Small Cap Value Fund
        Fifth Third Small Cap Growth Fund
        Fifth Third Equity Index Fund
        Fifth Third Large Cap Core Fund

        THE "ASSET ALLOCATION FUNDS":

        Fifth Third LifeModel Conservative FundSM
        Fifth Third LifeModel Moderately Conservative FundSM
        Fifth Third LifeModel Moderate FundSM
        Fifth Third LifeModel Moderately Aggressive FundSM
        Fifth Third LifeModel Aggressive FundSM

        THE "BOND FUNDS":

        Fifth Third Bond Fund
        Fifth Third Short Term Bond Fund
        Fifth Third Intermediate Bond Fund
        Fifth Third U.S. Government Bond Fund

        THE "MUNICIPAL BOND FUNDS":

        Fifth Third Municipal Bond Fund
        Fifth Third Intermediate Municipal Bond Fund
        Fifth Third Michigan Municipal Bond Fund
        Fifth Third Ohio Municipal Bond Fund

        THE "MONEY MARKET FUNDS":

        Fifth Third Government Money Market Fund
        Fifth Third Prime Money Market Fund
        Fifth Third Municipal Money Market Fund
        Fifth Third U.S. Treasury Money Market Fund
        Fifth Third Institutional Money Market Fund
        Fifth Third Institutional Government Money Market Fund
        Fifth Third Michigan Municipal Money Market Fund
        Fifth Third Ohio Tax Exempt Money Market Fund

        Currently, the Trust offers shares of the following Funds and shares of the following classes of each Fund:

-----------------------------------------------------------------------------------------------------------------------------------
                               FUNDS                               INSTITUTIONAL   ADVISOR   SERVICE   CLASS A    CLASS B  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Micro Cap Value Fund
("Micro Cap Value Fund")                                                  X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Small Cap Value Fund
("Small Cap Value Fund")                                                  X*         X*                  X*         X*       X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Small Cap Growth Fund
("Small Cap Growth Fund")                                                 X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Mid Cap Growth Fund
("Mid Cap Growth Fund")                                                   X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Technology Fund
("Technology Fund")                                                       X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap Opportunity Fund
("Large Cap Opportunity Fund")                                            X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Quality Growth Fund
("Quality Growth Fund")                                                   X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Equity Index Fund
("Equity Index Fund")                                                     X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap Core Fund
("Large Cap Core Fund")                                                   X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Multi Cap Value Fund
("Multi Cap Value Fund")                                                  X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Disciplined Large Cap Value Fund
("Disciplined Large Cap Value Fund")                                      X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third International Equity Fund
("International Equity Fund")                                             X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third International GDP Fund
("International GDP Fund")                                                X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Worldwide Fund
("Worldwide Fund")                                                        X          X                                       X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Balanced Fund
("Balanced Fund")                                                         X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Strategic Income Fund
("Strategic Income Fund")                                                 X          X                                       X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Conservative FundSM
("LifeModel Conservative FundSM")                                         X          X*                  X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Conservative FundSM
("LifeModel Moderately Conservative FundSM")                              X          X*                  X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderate FundSM
("LifeModel Moderate FundSM")                                             X          X*                  X          X        X
-----------------------------------------------------------------------------------------------------------------------------------

                                      -2-

Fifth Third LifeModel Moderately Aggressive FundSM
("LifeModel Moderately Aggressive FundSM")                                X          X*                  X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Aggressive FundSM
("LifeModel Aggressive FundSM")                                           X          X*                  X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan Municipal Bond Fund
("Michigan Municipal Bond Fund")                                          X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Ohio Municipal Bond Fund
("Ohio Municipal Bond Fund")                                              X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Municipal Bond Fund
("Municipal Bond Fund")                                                   X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Bond Fund
("Bond Fund")                                                             X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Intermediate Municipal Bond Fund
("Intermediate Municipal Bond Fund")                                      X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Intermediate Bond Fund
("Intermediate Bond Fund")                                                X                              X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Short Term Bond Fund
("Short Term Bond Fund")                                                  X                              X          X*       X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third U.S. Government Bond Fund
("Government Bond Fund")                                                  X                              X                   X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Prime Money Market Fund
("Prime Money Market Fund")                                               X          X                   X          X        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Government Money Market Fund
("Government Money Market Fund")                                          X                              X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan Municipal Money Market Fund
("Michigan Municipal Money Market Fund")                                  X                              X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Municipal Money Market Fund
("Municipal Money Market Fund")                                           X                              X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Institutional Money Market Fund
("Institutional Money Market Fund")                                       X                   X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Institutional Government Money Market Fund
("Institutional Government Money Market Fund")                            X                   X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third U.S. Treasury Money Market Fund
("U.S. Treasury Money Market Fund")                                       X                   X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Ohio Tax Exempt Money Market Fund
("Ohio Tax Exempt Money Market Fund")                                     X*                             X*
-----------------------------------------------------------------------------------------------------------------------------------

* These shares are currently not available to the public.

     Each Fund, each Fund of Funds and each of the underlying Funds, is an "open-end" management investment company, and other than the Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market Fund, is a "diversified" company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. A non-diversified Fund, such as the Ohio Municipal Bond Fund, is any Fund other than a diversified Fund and is not subject to the foregoing restriction.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fifth Third Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fifth Third Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Shares of the Fifth Third Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Advisor, Service, Class A, Class B, and Class C shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fifth Third Funds and filed with the Fifth Third Funds' custodian or by vote of the holders of two- thirds of the outstanding shares of the Fifth Third Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

     As used in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fifth Third Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fifth Third Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Fifth Third Funds or such Fund are represented in person or by proxy, or (b) more than 50% of the votes attributable to the outstanding shares of the Fifth Third Funds or such Fund.

     The Trustees are responsible for managing the business and affairs of the Trust. All Funds are advised by Fifth Third Asset Management Inc. (the "Advisor"), except for the Large Cap Opportunity Fund, which is advised by Heartland Capital Management, Inc. ("Heartland"). Fifth Third Asset Management Inc. and Heartland are wholly-owned subsidiaries of Fifth Third Bancorp. Morgan Stanley Investment Management Inc. (the "Subadvisor") serves as investment sub-advisor to the International Equity Fund.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The prospectuses state the investment objective of each Fund and discuss certain investment policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the prospectuses.

INVESTMENT OBJECTIVES

Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

INVESTMENT LIMITATIONS -- STOCK AND BOND FUNDS

For purposes of this section, "Investment Limitations--Stock and Bond Funds, Funds of Funds" the term "Funds" shall mean the Equity Funds, the Funds of Funds, the Bond Funds and the Municipal Bond Funds but not the Money Market Funds.

FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund and each Fund of Funds has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's outstanding shares.

ISSUING SENIOR SECURITIES AND BORROWING MONEY.

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that a Fund (with the exception of the Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) may enter into futures contracts, as applicable.

The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. None of the Funds will purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. Currently, none of the Funds intends to borrow money.

SELLING SHORT AND BUYING ON MARGIN.

None of the Funds will sell any securities short or purchase any securities on margin, but the Funds may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund (with the exception of the Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

PLEDGING ASSETS.

The Funds will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, a Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets.

LENDING CASH OR SECURITIES.

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES.

None of the Funds will purchase or sell commodities or commodity contracts except to the extent that the Funds (with the exception of the Ohio Municipal Bond Fund, Government Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) may engage in transactions involving commodity futures contracts or options on commodity futures contracts.

INVESTING IN REAL ESTATE.

None of the Funds will purchase or sell real estate, including limited partnership interests, although each of the Funds (except for the Government Bond Fund) may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

DIVERSIFICATION OF INVESTMENTS.

With respect to 75% of the value of their respective total assets, none of the Funds (with the exception of the Ohio Municipal Bond Fund) will purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. None of the Funds (other than the Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund) will acquire more than 10% of the outstanding voting securities of any one issuer.

DEALING IN PUTS AND CALLS.

The Large Cap Opportunity Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, Multi Cap Value Fund,

Micro Cap Value Fund, Strategic Income Fund, and Worldwide Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

CONCENTRATION OF INVESTMENTS.

Each of the Quality Growth Fund, Large Cap Opportunity Fund, Balanced Fund, Mid Cap Growth Fund, Technology Fund, International Equity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, International GDP Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Short Term Bond Fund, Michigan Municipal Bond Fund and Municipal Bond Fund will not invest 25% or more of the value of its total assets in any one industry, except that each of these Funds may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities. Regarding the Strategic Income Fund, underlying Funds are not themselves considered to be included in an industry for purposes of the preceding limitation.

The Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its respective total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, each of these Funds may invest as temporary investments more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements.

UNDERWRITING.

None of the Funds will underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

NON-FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

INVESTING IN ILLIQUID SECURITIES.

The Funds will not invest more than 15% of the value of their respective net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.

For the Strategic Income Fund and Worldwide Fund, shares of open-ended investment companies will be considered illiquid if the Strategic Income Fund or Worldwide Fund holds over 1% of the issuing investment company's total outstanding securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES.

The Funds will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company. The Funds (except the Strategic Income Fund and Worldwide Fund) will invest no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

The Funds of Funds may invest all of their assets in investment companies.

CONCENTRATION OF INVESTMENTS

The Worldwide Fund will not invest more than 25% of its total assets in the securities of underlying funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry.

Underlying funds are not themselves considered to be included in an industry for purposes of the preceding limitation and will typically constitute over 25% of the Fund's total assets.

STRATEGIC INCOME FUND

The Strategic Income Fund will not invest in the securities of underlying Funds which concentrate (i.e., invest more than 25% of their assets) in the same industry.

With respect to investments other than those in underlying funds ("non-investment company holdings"), the Strategic Income Fund will not invest 25% or more of the value of non-investment company holdings in any one industry except that the Fund may invest more than 25% of the value of non-investment company holdings in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

INVESTING IN PUT OPTIONS.

The International Equity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund and Worldwide Fund will not purchase put options on securities or futures contracts, unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

WRITING COVERED CALL OPTIONS.

The International Equity Fund and Worldwide Fund will not write call options on securities or futures contracts unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to a Fund's policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

The Ohio Municipal Bond Fund and Municipal Bond Fund do not expect to borrow money or pledge securities in excess of 5% of the value of their respective net assets during the coming fiscal year.

INVESTMENT LIMITATIONS -- MONEY MARKET FUNDS

For purposes of this section, "Investment Limitations--Money Market Funds," the term "Funds" shall mean the Money Market Funds but not the Equity Funds, the Bond Funds or the Municipal Bond Funds.

FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's shares.

SELLING SHORT AND BUYING ON MARGIN.

None of the Funds will sell any securities short or purchase any securities on margin, but each may obtain such short-term credit as may be necessary for clearance of purchases and sales.

ISSUING SENIOR SECURITIES AND BORROWING MONEY.

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (except for the Government Money Market
Fund) or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any direct borrowings need not be collateralized. None of the Funds considers the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of this investment limitation.

Neither the Government Money Market Fund nor the Municipal Money Market Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding. None of the Funds has any present intention to borrow money.

PLEDGING SECURITIES OR ASSETS.

The Prime Money Market Fund will not pledge securities. The Government Money Market Fund, Municipal Money Market Fund, U.S. Treasury Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund and Ohio Tax Exempt Money Market Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge.

INVESTING IN COMMODITIES, COMMODITY CONTRACTS, OR REAL ESTATE.

The Prime Money Market Fund will not invest in commodities, commodity contracts, or real estate, except that it may purchase money market instruments issued by companies that invest in real estate or sponsor such interests. The Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund and Ohio Tax Exempt Money Market Fund will not purchase or sell commodities, commodity contracts, commodity futures contracts or real estate, including limited partnership interests, although the Municipal Money Market Fund may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING.

None of the Funds will underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

LENDING CASH OR SECURITIES.

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets (except that the U.S. Treasury Money Market Fund may not loan any of its assets). This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

ACQUIRING VOTING SECURITIES.

The Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund and Michigan Municipal Money Market Fund will not acquire the voting securities of any issuer for the purpose of exercising control or management.

The Municipal Money Market Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds and banks issuing letters of credit or comparable guarantees supporting variable rate demand municipal securities are considered to be issuers.

DIVERSIFICATION OF INVESTMENTS.

With respect to 75% of the value of its total assets, the Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except repurchase agreements and U.S. government obligations. The total amount of the remaining 25% of the value of the Prime Money Market Fund's total assets may be invested in a single issuer if the Advisor believes such a strategy to be prudent. The Prime Money Market Fund considers the type of bank obligations it purchases to be cash items.

With respect to 75% of the value of its total assets, the Municipal Money Market Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds are considered to be issuers.

CONCENTRATION OF INVESTMENTS.

Each of the Prime Money Market Fund, Institutional Government Money Market Fund and Institutional Money Market Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, the Prime Money Market Fund reserves the right to invest more than 25% of its net assets in domestic bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements. The Prime Money Market Fund will not invest more than 25% of its net assets in instruments of foreign banks.

Each of the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Tax Exempt Money Market Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry; provided that, this limitation shall not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or variable rate demand municipal securities supported by letters of credit or guarantees.

DEALING IN PUTS AND CALLS.

The Money Market Funds will not buy or sell puts, calls, straddles, spreads, or any combination of these.

OHIO TAX EXEMPT MONEY MARKET FUND

The Fifth Third Ohio Tax Exempt Money Market Fund, under normal circumstances, invests at least 80% of its assets in Ohio municipal securities, the income from which is exempt from federal income tax and the personal income tax imposed by the State of Ohio and Ohio municipalities.

NON-FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES.

The Prime Money Market Fund will limit investments in securities of other investment companies as required by the 1940 Act as follows. Under the 1940 Act, investment company securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets. Additionally, the 1940 Act permits a Fund to purchase securities of an investment company if, with respect to each such Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

The Government Money Market Fund, Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, U.S. Treasury Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund and Michigan Municipal Money Market Fund will limit investments in securities of other investment companies as required by the 1940 Act as follows. Under the 1940 Act, investment company securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets. Additionally, the 1940 Act permits a Fund to purchase securities of an investment company if, with respect to each such Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities.

INVESTING IN ILLIQUID SECURITIES.

None of the Funds will invest more than 10% of the value of its net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES

TYPES OF INVESTMENTS

BANK INSTRUMENTS.

The Funds of Funds, Prime Money Market Fund, Municipal Money Market Fund, Bond Fund, Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, Disciplined Large Cap Value Fund, Intermediate Bond Fund, Large Cap Opportunity Fund, Intermediate Municipal Bond Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, Worldwide Fund, Government Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, International GDP Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund and Municipal Bond Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, these instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund and Michigan Municipal Money Market Fund may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and (c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

BEAR FUNDS

The Worldwide Fund may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index(R) or to hedge an existing portfolio of securities or mutual fund shares.

Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

Under these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. These bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the funds pay or receive as the result of the transaction.

CLOSED-END INVESTMENT COMPANIES

The Strategic Income Fund, Large Cap Core Fund, Worldwide Fund and the funds in which they invest may invest in closed-end investment companies. Shares of closed-end investment companies will be acquired by investors in transactions not involving a public offering. These shares will be "restricted securities" and may be required to be held until the Fund's termination unless redeemed earlier. Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of without registration under applicable federal or state securities laws or pursuant to an exemption from registration (in which case the shareholder will at the option of the Fund be required to provide the Fund with a legal opinion, in form and substance satisfactory to the Fund, that registration is not required). Accordingly, an investor must be willing to bear the economic risk of investment in the shares until shares are redeemed or the Fund is liquidated. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the shares may be made except by registration by the transfer agent on the Fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the Fund. A transfer of the shares owned by a shareholder will not relieve the shareholder of any unfulfilled subscription obligation. Consent of the Fund is required prior to the assumption of the transferee's Subscription Agreement by another party. The Fund may withhold consent to such an assumption at its absolute discretion.

CUSTODY RECEIPTS. The Balanced Fund, Intermediate Bond Fund, Bond Fund and U.S. Government Bond Fund may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Balanced Fund, Intermediate Bond Fund, Bond Fund and U.S. Government Bond Fund, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

FUTURES AND OPTIONS TRANSACTIONS.

All of the Funds (subject to the exceptions noted below) and funds in which the Worldwide Fund invests may engage in futures and options transactions as described below to the extent consistent with their investment objectives and policies.

As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their portfolios through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Funds may attempt to hedge all or a portion of their portfolios by buying and selling financial futures contracts and writing call options on futures contracts. The Funds may also write covered call options on portfolio securities to attempt to increase current income.

The Funds will maintain their positions in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.

FUTURES CONTRACTS.

The Funds (except the Money Market Funds, (other than the Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund and Strategic Income Fund) and the funds in which the Worldwide Fund invests may enter into futures contracts. A futures contract is a firm commitment by the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. However, a securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying securities in the index is made.

Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

The purpose of the acquisition or sale of a futures contract by a Fund is to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to "go short" to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" to hedge against a decline in market interest rates. Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The International Equity Fund may also invest in securities index futures contracts when the Subadvisor believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

STOCK INDEX OPTIONS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Micro Cap Value Fund, Strategic Income Fund, Worldwide Fund, Michigan Municipal Bond and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase put options on stock indices listed on national securities exchanges or traded in the over- the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Funds' portfolios correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indices will be subject to the ability of the Advisor (or the Subadvisor, as applicable) to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase listed put options on financial futures contracts (and the International Equity Fund may purchase such put options over-the-counter). The Funds would use these options only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates, or in the case of the International Equity Fund, when the Subadvisor believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the realized decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

The International Equity Fund may write listed put options on financial futures contracts to hedge its portfolio or when the Subadvisor believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, Michigan Municipal Bond and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may write listed call options or over-the- counter call options on futures contracts, to hedge their portfolios against an increase in market interest rates, or in the case of International Equity Fund, when the Subadvisor believes such investment is more efficient, liquid or cost- effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of a Fund's portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the realized decrease in value of the hedged securities.

The International Equity Fund may buy listed call options on financial futures contracts to hedge its portfolio. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.

LIMITATION ON OPEN FUTURES POSITIONS.

No Fund will maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If a Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS.

Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract's initial margin does not involve the borrowing by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, Michigan Municipal Bond, and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase put options on portfolio securities to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES.

The Funds (other than the Money Market Funds, Ohio Municipal Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, and Strategic Income
Fund) and the funds in which the Worldwide Fund invests may also write covered call options to generate income. As the writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. A Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).

OVER-THE-COUNTER OPTIONS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond, the Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund and Strategic Income Fund) and the funds in which the Worldwide Fund invests may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Fund and not traded on an exchange.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS").

The U.S. Government Bond Fund, Bond Fund, Balanced Fund, Short Term Bond Fund, Intermediate Bond Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, Prime Money Market Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and the Municipal Bond Fund may invest in CMOs.

Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

Certain debt securities such as, but not limited to, mortgage-related securities, collateralized mortgage obligations (CMO's), asset backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Bond Fund's weighted average maturity, the effective maturity of such securities will be used.

CONVERTIBLE SECURITIES.

The Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, International Equity Fund, Large Cap Opportunity Fund, Disciplined Large Cap Value Fund, Micro Cap Value Fund, Multi Cap Value Fund, Strategic Income Fund, Small Cap Value Fund, Equity Index Fund, Large Cap Core Fund, Bond Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Municipal Bond Fund and the funds in which the Worldwide Fund invests may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each of these Funds will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the opinion of the Advisor, the Subadvisor or Heartland, as applicable, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise the Fund may hold or trade convertible securities.

In selecting convertible securities for a Fund, the Advisor, the Subadvisor or Heartland, as applicable, evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor, the Subadvisor or Heartland, as applicable, considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

GUARANTEED INVESTMENT CONTRACTS.

The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, Government Money Market Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Municipal Bond Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund and Municipal Bond Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

WARRANTS.

The Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, International Equity Fund, Disciplined Large Cap Value Fund, International GDP Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund and the funds in which the Worldwide Fund invests may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

MUNICIPAL SECURITIES.

The Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market Fund may invest in Ohio municipal securities which have the characteristics set forth in their respective prospectus. The Intermediate Municipal Bond Fund, the Money Market Funds, Michigan Municipal Bond Fund and Municipal Bond Fund may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. Examples of municipal securities are (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; government lease certificates purchased by the Fund will not contain nonappropriation clauses; (b) municipal notes and tax-exempt commercial paper;
(c) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.

PARTICIPATION INTERESTS.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, International GDP Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund and Municipal Bond Fund may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which a Fund would be allowed to invest in directly. The financial institutions from which the Ohio Municipal Bond Fund, the Intermediate Municipal Bond Fund and the Municipal Money Market Fund may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Funds the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

STRIPPED OBLIGATIONS.

The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, U.S. Treasury Money Market Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund and Municipal Bond Fund may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. These Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS which are not issued by the U.S. government (or a U.S. government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system and the STRIPS program. Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund and Municipal Bond Fund may acquire other U.S. government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

VARIABLE RATE MUNICIPAL SECURITIES.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Balanced Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Bond Fund, Prime Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund and Municipal Bond Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on the Funds' demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

LOAN PARTICIPATION NOTES.

The Institutional Money Market Fund, Institutional Government Money Market Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Municipal Bond Fund, Bond Fund, Intermediate Municipal Bond Fund, Intermediate Bond Fund, Short Term Bond Fund, U.S. Government Bond Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund and Michigan Municipal Money Market Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

MUNICIPAL LEASES.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund and the Municipal Bond Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Advisor, under the authority delegated by the Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and, prospects);
(d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

STAND-BY COMMITMENTS.

The Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Municipal Bond Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, Government Money Market Fund, Prime Money Market Fund, Municipal Money Market Fund and the Institutional Money Market Funds may enter into stand-by commitments with respect to municipal obligations held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

CASH.

From time to time, such as when suitable securities are not available, the Funds may retain a portion of their assets in cash. Any portion of a Fund's assets retained in cash will reduce the Fund's return and, in the case of bond funds and money market funds, the Fund's yield.

FOREIGN CURRENCY TRANSACTIONS.

The International Equity Fund, International GDP Fund, and the funds in which the Worldwide Fund invests may engage in foreign currency transactions.

CURRENCY RISKS.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the International Equity Fund and International GDP Fund value their assets daily in U.S. dollars, they might not convert their holdings of foreign currencies to U.S. dollars daily. The International Equity Fund and International GDP Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The International Equity Fund, the International GDP Fund, and the funds in which the Worldwide Fund may invest will engage in foreign currency exchange transactions in connection with their portfolio investments. The International Equity Fund and International GDP Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.

The International Equity Fund, International GDP Fund, and the funds in which the Worldwide Fund may invest may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. Each of the Advisor and Subadvisor believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Funds' best interest to do so. The International Equity Fund may also enter into forward foreign currency exchange contracts to gain exposure to currencies underlying various securities or financial instruments held in the Fund.

Neither the International Equity Fund nor the International GDP Fund will enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Advisor or Subadvisor, as applicable, believes will tend to be closely correlated with that currency with regard to price movements. Generally, the International Equity Fund and International GDP Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

FOREIGN CURRENCY OPTIONS.

The International Equity Fund and International GDP Fund may engage in foreign currency options, and the funds in which the Worldwide Fund may invest may purchase funds that engage in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the International Equity Fund and International GDP Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the International Equity Fund or International GDP Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put option. Likewise, if the International Equity Fund or International GDP Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, it would not have to exercise its call. Instead, it could acquire in the spot market the amount of foreign currency needed for settlement.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the International Equity Fund's and International GDP Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the International Equity Fund and International GDP Fund will not purchase or write such options unless and until, in the opinion of the Advisor or Subadvisor, as applicable, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FOREIGN CURRENCY FUTURES TRANSACTIONS.

By using foreign currency futures contracts and options on such contracts, the International Equity Fund, International GDP Fund and the funds in which the Worldwide Fund may invest may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The International Equity Fund, International GDP Fund and the funds in which the Worldwide Fund invests may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the International Equity Fund and International GDP Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor or Subadvisor, as applicable, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the International Equity Fund and International GDP Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

U.S. GOVERNMENT OBLIGATIONS.

The types of U.S. government obligations in which any of the Funds may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

     o    the full faith and credit of the U.S. Treasury;

     o the issuer's right to borrow from the U.S. Treasury; or the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentality issuing the obligations.

VARIABLE RATE U.S. GOVERNMENT SECURITIES.

Some of the short-term U.S. government securities that the Money Market Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

Each Fund (other than the Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund and Worldwide Fund) may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.

REPURCHASE AGREEMENTS.

Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby a fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor, the Subadvisor or Heartland, as applicable, to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS.

Except as provided above, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on a Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

LENDING OF PORTFOLIO SECURITIES.

Each Fund (other than the U.S. Treasury Money Market Fund) may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

RESTRICTED AND ILLIQUID SECURITIES.

Each Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Funds, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. The Funds believe that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) securities, as determined by the Advisor, the Subadvisor or Heartland, as applicable, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the SEC staff has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

TEMPORARY AND DEFENSIVE INVESTMENTS.

Each Fund (other than the Money Market Funds) may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. Each of the Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Municipal Bond Fund may shorten their dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor. The Michigan Municipal Bond Fund may invest in municipal bonds the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The Michigan Municipal Money Market Fund may invest in short-term taxable money market obligations. The Money Market Funds may hold up to 100% of their assets in cash. A Fund will adopt a temporary defensive position when, in the opinion of the Advisor, the Subadvisor or Heartland, as applicable, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's ("S&P") or the "Prime" major rating category by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long- term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

PORTFOLIO TURNOVER

The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. The following is a list of the portfolio turnover rates for the Funds except the Money Market Funds and Funds in existence for less than one year:

                                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED    FISCAL YEAR
                                                          JULY 31, 2002       JULY 31, 2001          ENDED
                                                                                                 JULY 31, 2000
U.S. Government Bond Fund                                    180%                77%                  46%

Bond Fund                                                    229%               131%(***)            135%(**)

Ohio Municipal Bond Fund                                      28%                26%                  26%


                                      -21-

Quality Growth Fund                                           20%                20%                  21%

Mid Cap Growth Fund                                           27%                26%                  42%

Balanced Fund                                                 78%                77%                 122%

International Equity Fund                                     23%                42%                  86%

Disciplined Large Cap Value Fund                              22%                19%                  37%

Intermediate Bond Fund                                       229%               141%(***)            168%(**)

Intermediate Municipal Bond Fund                              86%                36%(***)             59%(**)

Large Cap Opportunity Fund                                    70%               139%                  53%

Technology Fund                                               97%                50%                  11%(*)

Multi Cap Value Fund                                          25%+               80%(**)             121%(**)

Micro Cap Value Fund                                          16%+               47%(**)             116%(**)

Strategic Income Fund                                         27%+               34%(**)              48%(**)

Worldwide Fund                                               592%+              974%(**)            1204%(**)

International GDP Fund                                         6%                22%(***)              7%(**)

Small Cap Growth Fund                                         25%                13%(***)             28%(**)

Equity Index Fund                                              9%                 4%(***)              9%(**)

Large Cap Core Fund                                            5%                 5%(***)             14%(**)

Short Term Bond Fund                                         111%                56%(***)             73%(**)

Michigan Municipal Bond Fund                                  25%                19%(***)             36%(**)

Municipal Bond Fund                                           97%                89%(***)            119%(**)

*    Reflects the period from June 5, 2000 through July 31, 2000.

**   For the fiscal year ended December 31st.

*** Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31.

+ Reflects the period from January 1, 2002 through July 31, 2002. The Fund changed its fiscal year end to July 31 from December 31.

The estimated annual portfolio turnover rate for the Small Cap Value Fund is 50%.

The estimated annual portfolio turnover rate for each of the Funds of Funds is as follows:

      Fifth Third LifeModel Conservative FundSM                        10-30%
      Fifth Third LifeModel Moderately Conservative FundSM             10-30%
      Fifth Third LifeModel Moderate FundSM                            10-30%
      Fifth Third LifeModel Moderately Aggressive FundSM               10-30%
      Fifth Third LifeModel Aggressive FundSM                          10-30%

INVESTMENT RISKS (MICHIGAN MUNICIPAL MONEY MARKET FUND AND MICHIGAN MUNICIPAL BOND FUND)

The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. However it has been undergoing certain basic changes in its underlying structure and these changes continued in 2002. These changes reflect a diversifying economy which is somewhat less reliant on the automobile industry.

Total wage and salary employment is estimated to have grown by 0.2% in 2001. The rate of unemployment is estimated to have been 5.0% in 2001, substantially increased from the rate of 3.4% in 2002. Personal income grew at an estimated 2.9% annual rate in 2001.

During the six years ending with the year 2000, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, a substantial part of which were transferred to the State's counter-cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion. These favorable trends did not continue in 2001 or 2002, as the Michigan economy felt the effects of the downturn in the national economy. In July, 2001 the Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002. These adjustments are presently projected to reduce to $250 million the balance of the Budget and Economic Stabilization Fund by September 30, 2003.

Among the budget uncertainties facing the State during the next several years are whether the recently-enacted school finance reform package will provide adequate revenues to fund Kindergarten through Twelfth Grade education in the future, whether international monetary or financial crises will adversely affect Michigan's economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

The State Constitution provides that proposed expenditures and revenues of any State operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

If in any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess must be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget and Economic Stabilization Fund, a cash reserve intended to mitigate the adverse effects on the State budget of downturns in the business cycle. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

The State Constitution limits State general obligation debt to (i) short- term debt for State operating purposes, (ii) short-and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

The State has issued and outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2001, the State had approximately $1.03 billion of general obligation bonds outstanding.

The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

As of July, 2002, the ratings on State of Michigan general obligation bonds are "Aaa" by Moody's and "AAA" by S&P. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Because all or most of the Michigan Municipal Obligations are revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan Municipal Obligations may be different from those given to the State of Michigan.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving other budgetary reductions to school districts and governmental units, and court funding. The ultimate disposition of these proceedings was not determinable as of mid 2002.

The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.1% in 2002 and 4.0% in 2003, the cigarette tax increased from $.25 to $.75 per pack (to which an additional $.50 per pack was imposed in 2002) and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property. Proposal A, as implemented, contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to raise additional revenues in the future.

INVESTMENT RISKS (OHIO MUNICIPAL BOND FUND AND OHIO TAX EXEMPT MONEY MARKET
FUND)

The State of Ohio is a leading industrial state and exporter of manufactured goods. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined. Job growth in the state has been primarily in business services and distribution sectors. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax bases.

In addition to the economic trends above, the political climate in various municipalities may contribute to the decisions of various businesses and individuals to relocate outside of Ohio. A municipality's political climate in particular may affect its own credit standing. For Ohio and its underlying municipalities, adjustment of credit ratings by the ratings agencies may affect the ability to issue securities and thereby affect the supply of issuances meeting the Fund's standards for investment.

Ohio ended fiscal year 2002 with a General Revenue Fund balance of $108.3 million. Ohio has also maintained a "rainy day" fund, the Budget Stabilization Fund, which had a balance of approximately $427.9 million as of the end of fiscal year 2002. Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the state constitutional requirement that Ohio provide a "thorough and efficient system of common schools." Most recently, settlement talks between the parties to comply with a September 6, 2001decisionby the Supreme Court of Ohio failed on March 21, 2002, and the matter is currently before the Supreme Court of Ohio. School funding poses significant but manageable challenges to the overall fiscal stability of Ohio.

Ohio has established procedures for municipal fiscal emergencies under which joint state/local commissions are established to monitor the fiscal affairs of financially troubled municipality. The original municipal fiscal emergency law was enacted in 1979 as a response to a financial crisis in the city of Cleveland. Since that time, financial planning and supervision commissions have aided 29 Ohio municipalities declared in fiscal emergency. As of January 2002, only nine remain under stewardship. Under this law, a municipality is required to develop a financial plan to eliminate deficits and cure any defaults. In 1996, fiscal emergency protection was extended to counties and townships.

The foregoing discussion only highlights some of the significant financial trends and problems affecting Ohio and its underlying municipalities.

                          FIFTH THIRD FUNDS MANAGEMENT

      The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035

                                                       INDEPENDENT TRUSTEES
                                                                                                        NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND
                              POSITION(S)     TERM OF                                                    COMPLEX
                                HELD         OFFICE AND                                                 OVERSEEN        OTHER
       NAME, ADDRESS          WITH THE       LENGTH OF                PRINCIPAL OCCUPATION(S)              BY       DIRECTORSHIPS
          AND AGE               FUNDS       TIME SERVED               DURING THE PAST 5 YEARS            TRUSTEE   HELD BY TRUSTEE
          -------               -----       -----------               -----------------------            -------   ---------------
David J. Durham                Trustee      Indefinite,      President and Chief                           37            N/A
Birthdate: 5/10/1945                         June 2001-      Executive Officer of Clipper
                                              Present        Products, Inc., a wholesale
                                                             distributor, 1997-present.
                                                             Independent Contractor,
                                                             1995-1997.

J. Joseph Hale Jr.             Trustee      Indefinite,      Vice President, Corporate                     37            N/A
Birthdate: 9/11/1949                           March         Communications; President, Cinergy
                                            2001-Present     Foundation, November 2001 - present.
                                                             President, Cinergy Corp.,  Cincinnati
                                                             Gas & Electric Co., The Union Light Heat
                                                             & Power Co., November 2000 - October
                                                             2001.  Vice President, Corporate
                                                             Communications, August 1996 - June 2000.

John E. Jaymont                Trustee      Indefinite,      AVP, PIANKO, Feb. 2002-                       37      Printing
Birthdate: 12/5/1944                          October        present.  Business                                    Industries of
                                           2001- Present     management consultant, April                          America-Master
                                                             2000-Feb. 2002.  President,                           Printers of
                                                             Metroweb Corp. (publications                          America,
                                                             printing) 1997-2000.                                  Director.

                                                        INTERESTED TRUSTEE

Edward Burke Carey*        Chairman-Board   Indefinite,      President of Carey Realty                     37      The Foundation
Birthdate  7/2/1945        of Trustees        January        Investments, Inc.                                     of the Catholic
                                            1989-Present                                                           Diocese of
                                                                                                                   Columbus-Trustee
                                                                                                                   Ohio and
                                                                                                                   Kentucky
                                                                                                                   Chapter of the
                                                                                                                   Counselors of
                                                                                                                   Real
                                                                                                                   Estate-Trustee,
                                                                                                                   Chairman.
--------------
*    Mr. Carey is treated by the Funds as an "interested person" (as defined in
     Section 2(a)(19) of the 1940 Act) of the Funds and the Investment Advisor.
     Mr. Carey is an "interested person" because of his business transactions with Fifth Third Bank and its affiliates.


                                                           OFFICERS

       NAME, ADDRESS           POSITION(S)       TERM OF          PRINCIPAL OCCUPATION(S)        NUMBER OF         OTHER
          AND AGE                  HELD         OFFICE AND        DURING THE PAST 5 YEARS       PORTFOLIOS     DIRECTORSHIPS
                                 WITH THE       LENGTH OF                                         IN FUND     HELD BY TRUSTEE
                                  FUNDS            TIME                                           COMPLEX
                                                  SERVED                                        OVERSEEN BY
                                                                                                  TRUSTEE
Jeffrey C. Cusick               President      Indefinite,    Employee of BISYS Fund                N/A             N/A
Birthdate: 5/19/1959                               June       Services Inc.
                                               2001-Present

Russell Ungerman              Vice President   Indefinite,    Trust Officer of Fifth Third          N/A             N/A
Birthdate: 2/09/1971                            September     Bank, 1998-present; Trust
                                              2002 -Present   Officer of Wilmington Trust
                                                              Co., 1994-1998.

Rodney L. Ruehle                   Vice        Indefinite,    Employee of BISYS Fund                N/A             N/A
Birthdate: 4/26/1968            President,        Vice-       Services Limited Partnership.
                                Secretary       President-
                                                September
                                               2001-Present
                                                Secretary-
                                                September

Adam S. Ness                    Treasurer      Indefinite,    Employee of BISYS Fund                N/A             N/A
Birthdate: 10/14/1972                           September     Services Limited Partnership
                                               2001-Present   since June 1998. Prior to
                                                              that time, employee of KPMG
                                                              LLP.

Warren Leslie                   Assistant      Indefinite,    Employee of BISYS Fund Services       N/A             N/A
Birthdate: 2/13/1962          Secretary and     September     Limited Partnership since May
                                Assistant      2001-Present   1995.
                                Treasurer

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

                             POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME                         UNDERWRITERS OF THE FUNDS
----                         -------------------------
Jeffrey C. Cusick            BISYS Fund Services, Vice President
Rodney L. Ruehle             BISYS Fund Services, Director, Compliance Services
Adam S. Ness                 BISYS Fund Services, Director, Financial Services
Warren Leslie                BISYS Fund Services, Director, Client Services
Russell Ungerman              Fifth Third Bank, Trust Officer


COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE

      The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Hale, Durham, and Jaymont serve on this Committee. For the year ended December 31, 2001, there were two meetings of the Audit Committee.

NOMINATING COMMITTEE

      The purpose of the Nominating Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Hale, Durham, and Jaymont serve on this committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Fifth Third Funds. During the year ended December 31, 2001, the Nominating Committee met two times.

SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2001:

                                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                 SECURITIES IN ALL REGISTERED
                                                  DOLLAR RANGE OF EQUITY                       INVESTMENT COMPANIES OVERSEEN BY
                                                        SECURITIES                             TRUSTEE IN FAMILY OF INVESTMENT
       NAME OF TRUSTEE                                 IN THE FUNDS                                        COMPANIES
Edward Burke Carey                    Large Cap Opportunity Fund: $50,001 - $100,000                      >$100,000*
                                             Quality Growth Fund: > $100,000*
                                           Prime Money Market Fund: $1 - $10,000
                                             Balanced Fund: $10,001 - $50,000
                                          International Equity Fund: $1 - $10,000
                                             Mid Cap Growth Fund: > $100,000*
                                               Technology Fund: $1 - $10,000
                                      Government Money Market Fund: $10,001 - $50,000

J. Joseph Hale, Jr., Trustee                                $0                                                $0

David J. Durham, Trustee                                    $0                                                $0

John E. Jaymont, Trustee                                    $0                                                $0

--------------
*    denotes greater than

For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2001:

                                    NAME OF OWNERS
                                         AND
                                    RELATIONSHIPS
        NAME OF TRUSTEE               TO TRUSTEE          COMPANY       TITLE OF CLASS     VALUE OF SECURITIES   PERCENT OF CLASS
J. Joseph Hale, Jr.                      N/A                N/A               N/A                  N/A                 N/A

David J. Durham                          N/A                N/A               N/A                  N/A                 N/A

John E. Jaymont                          N/A                N/A               N/A                  N/A                 N/A

As of November 1, 2002, the Officers and Trustees owned less than 1% of any class of any Fund.

TRUSTEES COMPENSATION

                                             AGGREGATE COMPENSATION FROM THE           TOTAL COMPENSATION FROM FUNDS AND FUND
                                             FUNDS FOR THE FISCAL YEAR ENDING       COMPLEX PAID TO TRUSTEES FOR THE FISCAL YEAR
       NAME OF PERSON, POSITION                       JULY 31, 2002                             ENDING JULY 31, 2002
       ------------------------                       -------------                             --------------------
Edward Burke Carey, Trustee                              $27,250                                       $27,250
J. Joseph Hale, Jr., Trustee                             $23,000                                       $23,000
David J. Durham, Trustee                                 $23,000                                       $23,000
John E. Jaymont, Trustee                                 $24,500                                       $24,500

The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of November 1, 2002:

NAME, ADDRESS                                                           RECORD                                    BENEFICIAL
                                                         Small Cap Growth Fund - Institutional

Fifth Third Bank
Steelcase P/S General Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                              5.76%                                      5.76%

Fifth Third Bank
Steelcase P/S Balanced Fund
1850 East Paris SE
MD ROPS58                                                                7.64%                                      7.64%
Grand Rapids, MI 49546-6210

Fifth Third Bank
Steelcase P/S Long Term Growth Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210
                                                                         5.38%                                      5.38%

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                                     5.79%                                      5.73%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    47.02%                                     44.20%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    27.01%                                     26.74%

                                                         Micro Cap Value Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    59.52%                                     54.76%

Fifth Third Bank
Reinvest Account
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    17.15%                                     16.29%

                                      -29-

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                                     7.15%                                      5.86%

National City
Constance Gelfand Trust
P.O. Box 94984
Cleveland, OH  44101-4984                                                6.64%                                      6.64%

                                                            Worldwide Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    57.16%                                     57.16%

Link & Company
P.O. Box 630074
Cincinnati, OH  45263                                                   37.20%                                     21.20%

                                                         Multi Cap Value Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    69.87%                                     62.88%

Fifth Third Bank
Reinvest Account
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263
                                                                        15.89%                                     15.41%

Link & Company
P.O. Box 630074
Cincinnati, OH  45263                                                    9.03%                                      5.69%

                                                        Strategic Income Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    77.86%                                     74.75%

Fifth Third Bank
Reinvest Account
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    10.22%                                     10.12%

Link & Company
P.O. Box 630074
Cincinnati, OH  45263                                                    5.18%                                      5.18%

                                                              Bond Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   68.21%                                     63.44%

                                      -30-

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   23.18%                                     20.40%

Link & Company
P.O. Box 630074
Cincinnati, OH  45263                                                    7.78%                                      6.30%

                                                   U.S. Treasury Money Market Fund -- Institutional
Fifth Third Bank Trust Dept
Fifth Third Mutual Funds Dept
P.O. Box 630074
PROCESSING
Cincinnati, OH 45263-0001                                               89.82%                                     18.58%

BISYS Fund Services
3435 Stelzer Road
ATTN:  Institutional Services Group
Columbus, OH  43219                                                      8.79%                                      8.79%

                                                   Disciplined Large Cap Value Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   75.27%                                     69.25%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   21.72%                                     21.50%

                                                            Balanced Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2
Cincinnati, OH  45263                                                   10.83%                                     10.40%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   19.81%                                     16.24%

Fifth Third Bank
Expediter
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   68.87%                                     51.65%

                                                     Government Money Market Fund -- Institutional

Fifth Third Bank Trust Dept
Fifth Third Mutual Funds Dept
P.O. Box 630074
PROCESSING
Cincinnati, OH 45263-0001                                               94.69%                                     76.51%

                                      -31-

                                                       Prime Money Market Fund -- Institutional
Fifth Third Bank Trust Dept.
Fifth Third Mutual Funds Dept
P.O. Box 630074
PROCESSING
Cincinnati, OH 45263-0001                                               77.88%                                     70.87%

Fifth Third Bank
Steelcase P/S Money Market Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                              9.46%                                      9.46%

                                                     Municipal Money Market Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   96.49%                                     81.05%

                                              Institutional Government Money Market Fund -- Institutional

BHC Securities Inc.
Twelve Hundred
One Commerce Square
2005 Market St.
ATTN Cash Sweeps Dept.
Philadelphia, PA  19103                                                 33.94%                                        0%

Fifth Third Bank
ATTN:  Trust Operations
P.O. Box 63007
ACI PROCESSING
Cincinnati, OH 45263                                                    64.89%                                     51.17%

                                                   Institutional Money Market Fund -- Institutional

Fifth Third Bank
ATTN:  Trust Operations
P.O. Box 63007
ACI PROCESSING
Cincinnati, OH 45263                                                    50.36%                                     78.89%

FISERV Investor Securities Inc.
ATTN:  Cash Sweeps Dept.
2005 Market St., 14th Floor
One Commerce Square
Philadelphia, PA  19103-3212                                            49.63%                                        0%

                                                         Large Cap Core Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    55.18%                                     52.42%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    39.75%                                     38.96%


                                      -32-

                                                          Mid Cap Growth Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2
Cincinnati, OH 45263                                                    45.94%                                     42.72%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    28.06%                                     25.25%

Fifth Third Bank
Expediter
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    24.67%                                     21.96%

                                                            Technology Fund - Institutional

Fifth Third Bank
Expediter
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    26.41%                                     25.09%

Fifth Third Bank Trust
38 Fountain Square Plaza 1090 F2
Cincinnati, OH 45263                                                    23.78%                                     23.07%

Fifth Third Bank Trust
38 Fountain Square Plaza 1090 F2
Cincinnati, OH 45263                                                    49.54%                                     45.14%

                                                      Large Cap Opportunity Fund - Institutional

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                     8.28%                                      7.53%

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    13.25%                                     10.34%

Fifth Third Bank
Expediter
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    40.04%                                     36.04%


                                      -33-

                                                          Quality Growth Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2
Cincinnati, OH 45263                                                    46.06%                                     42.84%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2
Cincinnati, OH 45263                                                    20.96%                                     19.28%

Fifth Third Bank
Expediter
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    31.82%                                     27.68%

                                                           Equity Index Fund - Institutional

Fifth Third Bank
Steelcase P/S General Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                             10.75%                                     10.75%

Fifth Third Bank
Steelcase P/S Balanced Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                             14.30%                                     14.30%

Bank of New York
Steelcase Inc. 401(k) Plan AC 845206
One Wall Street, 12th Floor
New York, NY 10286                                                       8.12%

                                                                                                                      0%

Fifth Third
Steelcase P/S Long Term Growth Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                              9.84%                                      9.84%

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                                    16.64%                                     15.81%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    23.15%                                     22.22%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    14.21%                                     14.07%

                                      -34-

                                                          Municipal Bond Fund - Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    94.73%                                     91.89%


                                                     LifeModel Conservative Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    46.19%                                     46.19%

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                                    53.52%                                     53.52%

                                                LifeModel Moderately Conservative Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    95.09%                                     95.09%

                                                       LifeModel Moderate Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    31.09%                                     31.09%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    38.43%                                     38.43%

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                                    30.24%                                     30.24%

                                                 LifeModel Moderately Aggressive Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    94.31%                                     94.31%

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                                     5.56%                                      5.56%

                                      -35-

                                                      LifeModel Aggressive Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    68.16%                                     68.16%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    31.63%                                     31.63%

                                                       International Equity Fund - Institutional

Fifth Third Bank & Investment Services
38 Fountain Square Plaza
Mail Drop 1090E5
Cincinnati, OH 45263-0000                                               53.08%                                     50.48%

Fifth Third Bank & Investment Services
38 Fountain Square Plaza
Mail Drop 1090E5
Cincinnati, OH 45263-0000
                                                                         34.67%                                    28.08%

Fifth Third Bank & Investment Services
38 Fountain Square Plaza
Mail Drop 1090E5
Cincinnati, OH 45263-0000                                               11.52%                                     11.52%

                                                        International GDP Fund - Institutional

Fifth Third
Steelcase P/S General Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI  49546-6210                                             5.17%                                      5.17%

Fifth Third
Steelcase P/S Balanced Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI  49546-6210                                             6.98%                                      6.98%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    45.57%                                     42.38%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    34.11%                                     33.77%

                                                     Michigan Municipal Bond Fund - Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                    88.73%                                     86.96%

                                      -36-

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                                     8.37%                                      7.87%

                                                       Ohio Municipal Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    98.73%                                     93.79%

                                                 Michigan Municipal Money Market Fund - Institutional

BHC Securities Inc.
Twelve Hundred
One Commerce Square
2005 Market St.
ATTN Cash Sweeps Dept.
Philadelphia, PA  19103                                                 45.55%                                        0%

Fifth Third Bank
ATTN:  Trust Operations
P.O. Box 63007
Cincinnati, OH 45263                                                    54.45%                                     51.18%

                                                   Intermediate Municipal Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    96.38%                                     92.52%

                                                        Intermediate Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   60.44%                                     56.81%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                                   28.89%                                     27.16%

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                                     5.70%                                      5.42%

                                                       U.S. Government Bond Fund - Institutional
Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    40.47%                                     35.21%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    31.31%                                    28.18%

                                      -37-

Fifth Third Bank
Expediter
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                                    27.85%                                     23.39%

                                                            Small Cap Growth Fund - Advisor

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200
Philadelphia, PA 19103                                                  24.57%                                        0%

FISERV Securities Inc.
FAO 16074348
2005 Market Street, Ste. 1200
Philadelphia, PA 19103                                                  11.64%                                        0%

FISERV Securities Inc.
FAO 44851693
2005 Market Street, Ste. 1200
Philadelphia, PA 19103                                                  11.64%                                        0%

FISERV Securities Inc.
FAO 45898750
2005 Market Street, Ste. 1200
Philadelphia, PA 19103                                                   6.65%                                        0%

FISERV Securities Inc.
FAO 16086087
2005 Market Street, Ste. 1200
Philadelphia, PA 19103                                                  12.53%                                        0%

                                                             Mid Cap Growth Fund - Advisor

FISERV Securities Inc.
FAO 45427038
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  23.14%                                        0%

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  36.93%                                        0%

FISERV Securities Inc.
FAO 16072820
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   8.64%                                        0%

FISERV Securities Inc.
FAO 45430875
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.50%                                        0%

                                                            Micro Cap Value Fund -- Advisor

Maureen K. Wolfson

                                      -38-

Equitable Life for Sep IRA
200 Plaza Drive
Acct 65 On Behalf of Various
Secaucus, NJ  07094                                                      6.62%                                      6.62%

                                                            Multi Cap Value Fund - Advisor

Saxon & Co.
P.O. Box 7780-1888
Attn:  OEMF
Philadelphia, PA  19182                                                  7.06%
                                                                                                                      0%

                                                               Technology Fund - Advisor

BISYS Fund Services Ohio Inc.
60 State St., Ste 1300
Support Account                                                         24.58%                                      24.58%
Boston, MA 02109

FISERV Securities Inc.
FAO 16798341
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  20.20%                                        0%

FISERV Securities Inc.
FAO 16798379
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  24.12%                                        0%

FISERV Securities Inc.
FAO 16328393
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  24.53%                                        0%

                                                             Quality Growth Fund - Advisor

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.97%                                        0%

FISERV Securities Inc.
FAO 44851693
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.01%                                        0%

FISERV Securities Inc.
FAO 45898750
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.15%                                        0%

FISERV Securities Inc.
FAO 45425195
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.44%                                        0%

                                      -39-

FISERV Securities Inc.
FAO 16086087
2005 Market Street, Ste. 1200
One Commerce Square                                                     11.04%                                        0%
Philadelphia, PA 19103

                                                              Equity Index Fund - Advisor

FISERV Securities Inc.
FAO 16497319
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  17.17%                                        0%

FISERV Securities Inc.
FAO 16307003
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  29.25%                                        0%

FISERV Securities Inc.
FAO 16473667
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  29.01%                                        0%

FISERV Securities Inc.
FAO 16231112
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   7.38%                                        0%

                                                                Balanced Fund - Advisor

FISERV Securities Inc.
FAO 45897067
2005 Market Street, Ste. 1200
One Commerce Square                                                     29.09%                                        0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898566
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  17.19%                                        0%

FISERV Securities Inc.
FAO 45428764
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  46.91%                                        0%

                                                             Municipal Bond Fund - Advisor

FISERV Securities Inc.
FAO 16223777
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  57.93%                                        0%

FISERV Securities Inc.

                                      -40-

FAO 16254250
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  34.90%                                        0%

                                                                  Bond Fund - Advisor

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  18.45%                                        0%

FISERV Securities Inc.
FAO 45427043
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.95%                                        0%

FISERV Securities Inc.
FAO 16063953
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.90%                                        0%

FISERV Securities Inc.
FAO 45425195
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.90%                                        0%

FISERV Securities Inc.
FAO 16167154
2005 Market Street, Ste. 1200
Philadelphia, PA 19103                                                  23.82%                                        0%

                                                           Prime Money Market Fund - Advisor

John P. Albert
Sarah Albert
8500 Station Street
200                                                                      7.07%                                        0%
Mentor, OH  44060

Albert E. Payne MD Inc.
Profit Sharing Plan
Albert E. Payne Ttee
600 Portage Trl
Cuyahoga Falls, OH  44221                                               36.59%                                        0%

Albert Payne
Carolyn Payne
24400 Highpoint Rd., Ste. 2
c/o W. Kobyljanec Entrust
Beachwood, OH  44122-5421                                               11.83%                                        0%

Albert E. Payne MD Inc.
Profit Sharing Plan
Albert E. Payne Ttee
600 Portage Trl
Cuyahoga Falls, OH  44221                                               42.65%                                        0%

                                      -41-

                                                            Small Cap Growth Fund - Class A
Mellon Bank NA AS
Credit Lyonnais Cayman Island Branch
135 Santilli Hwy, Rm 026-0320
Everett, MA  02149                                                       6.41%                                        0%

                                                         LifeModel Conservative Fund - Class A
FISERV Securities Inc.
FAO 16253849
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  17.60%                                        0%

FISERV Securities Inc.
FAO 16233045
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.24%                                        0%

FISERV Securities Inc.
FAO 30741312
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  31.22%                                        0%

FISERV Securities Inc.
FAO 30749092
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   7.36%                                        0%

                                                   LifeModel Moderately Conservative Fund - Class A
FISERV Securities Inc.
FAO 16260473
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.40%                                        0%

FISERV Securities Inc.
FAO 30736481
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.05%                                        0%

FISERV Securities Inc.
FAO 30749092
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   7.46%                                        0%

FISERV Securities Inc.
FAO 30742632
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   7.66%                                        0%

                                      -42-

                                                           LifeModel Moderate Fund - Class A
FISERV Securities Inc.
FAO 30737051
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  11.83%                                        0%

FISERV Securities Inc.
FAO 16342134
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.39%                                        0%

                                                    LifeModel Moderately Aggressive Fund - Class A
FISERV Securities Inc.
FAO 16679178
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   8.41%                                        0%

FISERV Securities Inc.
FAO 16997816
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.43%                                        0%

FISERV Securities Inc.
FAO 16947529
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  16.48%                                        0%

                                                          LifeModel Aggressive Fund - Class A
FISERV Securities Inc.
FAO 16696743
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  31.32%                                        0%

FISERV Securities Inc.
FAO 30736315
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  13.20%                                        0%

                                                            Multi Cap Value Fund - Class A
Mellon Bank NA AS
Credit Lyonnais Cayman Island Branch
135 Santilli Hwy, Rm 026-0320
Everett, MA  02149                                                      20.73%                                        0%

                                                              Equity Index Fund - Class A

NFSC FEBO 279-102490
First Mercantile Trust Co.
57 Germantown Ct.                                                                                                     0%
Attn:  Funds Mgmt                                                        5.21%
Cordova, TN  38018


                                      -43-

                                                            Large Cap Value Fund - Class A
FISERV Securities Inc.
Trade House Account
2005 Market Street, Ste. 1200                                           44.14%                                        0%
Philadelphia, PA 19103

SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456                                                           6.31%                                        0%

                                                                Balanced Fund - Class A

FISERV Securities Inc.
Trade House Account NonClub 53
2005 Market Street, Ste. 1200                                           95.15%                                        0%
Philadelphia, PA 19103

                                                          International Equity Fund - Class A
Trustlynx & Co.
Account 00T08
P.O. Box 173736
Trustlynx
Denver, CO 80217-3736                                                   12.05%                                        0%

SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456                                                           7.53%                                        0%

                                                        Michigan Municipal Bond Fund - Class A
FISERV Securities Inc.
FAO 30736551
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  19.52%                                        0%

Northern Trust Co.
Richard  U. Light Irrev S Tr
P.O. Box 92956
Chicago, IL 60675                                                        9.00%
                                                                                                                      0%

Northern Trust Co.
Christopher U. Light Rev Tr
P.O. Box 92956
Chicago, IL 60675                                                       13.10%                                        0%


                                      -44-

                                                          Ohio Municipal Bond Fund - Class A
Benjamin Solomon
Donald L. Blumenthal
The Nathan and Violet David Foundation
P.O. Box 3303
Incline Village, NV  89450
                                                                         7.05%                                        0%
                                                             Municipal Bond Fund - Class A

FISERV Securities Inc.
FAO 45812737
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   9.31%                                        0%

FISERV Securities Inc.
FAO 16266371
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.25%                                        0%

Benjamin Solomon
Donald L. Blumenthal
The Nathan and Violet David Foundation
P.O. Box 3303
Incline Village, NV  89450
                                                                        40.50%                                        0%

                                                      Intermediate Municipal Bond Fund - Class A
Ottawa & Co.
126 Ottawa Ave., NW
c/o Grand Bank Trust Dept.
Grand Rapids, MI  49503                                                  5.14%                                        0%

FISERV Securities Inc.
FAO 31290691
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   9.20%                                        0%

FISERV Securities Inc.
FAO 16375695
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                  15.59%                                        0%

Benjamin Solomon
Donald L. Blumenthal
The Nathan and Violet David Foundation
P.O. Box 3303
Incline Village, NV  89450
                                                                        20.48%                                      20.48%

                                                            Short Term Bond Fund - Class A
FISERV Securities Inc.
FAO 16735853
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.10%                                        0%

FISERV Securities Inc.
FAO 16375695
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.93%                                        0%

                                                          U.S. Government Bond Fund - Class A
FISERV Securities Inc.
FAO 16383110
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   8.84%                                        0%

FISERV Securities Inc.
FAO 45952370
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.35%                                        0%

                                                           Prime Money Market Fund - Class A
FISERV Investor Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor
Philadelphia, PA 19103-3212                                             99.52%
                                                                                                                      0%

                                                        Government Money Market Fund - Class A
FISERV Investor Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor
Philadelphia, PA 19103--3212                                            90.52%
                                                                                                                      0%

                                                    Michigan Municipal Money Market Fund - Class A
Chester Harvey
Pauline I. Harvey Co
Harvey Living Trust
8085 Emberly Drive
Jennison, MI  49428                                                      5.45%                                      5.45%

Leonid Skorin
Kathleen A Skorin
3016 Lake Chapeau Drive                                                 87.42%                                      87.42%
Albert Lea, MN 56007

                                                         Municipal Money Market Fund - Class A
FISERV Investor  Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor
Philadelphia, PA 19103                                                  93.75%
                                                                                                                      0%

                                      -46-

                                                            Small Cap Growth Fund - Class C
FISERV Securities Inc.
FAO 3106389
2005 Market St., Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   5.41%                                        0%

                                                               Technology Fund - Class C

FISERV Securities Inc.
FAO 16585486
2005 Market St., Ste. 1200                                               5.17%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31236840
2005 Market St., Ste. 1200                                               6.34%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                         Large Cap Opportunity Fund - Class C
FISERV Securities Inc.
FAO 16569504
2005 Mark St., Ste. 1200
Philadelphia, PA  19103                                                  5.50%                                        0%

                                                              Equity Index Fund - Class C

FISERV Securities Inc.
FAO 44490007
2005 Market St., Ste. 1200
One Commerce Square                                                      5.23%
Philadelphia, PA 19103                                                                                                0%

NFSC FEBO 279-090620.
Premier Trust
57 Germantown Ct., Ste. 400
Cordova, TN  38018-4274                                                 22.94%
                                                                                                                      0%

FISERV Securities Inc.
FAO 30728928
2005 Market St., Ste. 1200
One Commerce Square                                                     14.43%
Philadelphia, PA 19103                                                                                                0%

                                      -47-

FISERV Securities Inc.
FAO 44447924
2005 Market St., Ste. 1200
One Commerce Square                                                     38.15%
Philadelphia, PA 19103                                                                                                0%

FISERV Securities Inc.
FAO 31236840
2005 Market St., Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                                   6.34%                                        0%

                                                                Balanced Fund - Class C

FISERV Securities Inc.
FAO 44132877
2005 Market St., Ste. 1200                                               9.81%                                        0%
One Commerce Square
Philadelphia, PA 19103

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Ste. 400                                               8.53%                                        0%
Cordova, TN  38018-4274
                                                          International Equity Fund - Class C
FISERV Securities Inc.
FAO 45218426
2005 Market St., Ste. 1200                                               8.68%                                        0%
One Commerce Square
hiladelphia, PA 19103

FISERV Securities Inc.
FAO 16543123
2005 Market St., Ste. 1200                                               9.35%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16914859
2005 Market St., Ste. 1200                                               5.33%                                        0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16432870
2005 Market St., Ste. 1200                                               7.99%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16086087
2005 Market St., Ste. 1200                                              15.99%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                      -48-

                                                           International GDP Fund - Class C
Jerry W. Todd
121 1/2 Main Street
Flushing, MI  48433                                                     36.38%                                      36.38%

Katies Kleaners LLC
1421 Minard Lane
Green Oaks, IL  60048-2466                                              59.10%                                      59.10%

                                                        Michigan Municipal Bond Fund - Class C
FISERV Securities Inc.
FAO 31471700
2005 Market St., Ste. 1200                                              12.33%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31478810
2005 Market St., Ste. 1200                                               5.43%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30723563
2005 Market St., Ste. 1200                                              18.56%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30736631
2005 Market St., Ste. 1200                                               7.93%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 314816
2005 Market St., Ste. 1200                                              22.57%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31460607
2005 Market St., Ste. 1200                                              12.25%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44218381
2005 Market St., Ste. 1200                                               6.13%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30748865
2005 Market St., Ste. 1200                                               5.87%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                      -49-

                                                          Ohio Municipal Bond Fund - Class C
FISERV Securities Inc.
FAO 45919559
2005 Market St., Ste. 1200                                              10.52%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16400299
2005 Market St., Ste. 1200                                               9.59%                                        0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16400280
2005 Market St., Ste. 1200                                               9.74%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16414866
2005 Market St., Ste. 1200                                               8.55%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                             Municipal Bond Fund - Class C

FISERV Securities Inc.
FAO 31398578
2005 Market St., Ste. 1200                                              13.00%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31463111
2005 Market St., Ste. 1200                                               7.66%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31397507
2005 Market St., Ste. 1200                                               6.50%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898868
2005 Market St., Ste. 1200                                              12.52%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44212652
2005 Market St., Ste. 1200                                               6.30%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16570574
2005 Market St., Ste. 1200                                               7.42%                                        0%
Philadelphia, PA 19103

                                      -50-

FISERV Securities Inc.
FAO 16412344
2005 Market St., Ste. 1200                                              19.31%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16412037
2005 Market St., Ste. 1200                                              12.07%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                                  Bond Fund - Class C

FISERV Securities Inc.
FAO 16978907
2005 Market St., Ste. 1200                                              10.72%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30747149
2005 Market St., Ste. 1200                                               6.95%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                      Intermediate Municipal Bond Fund - Class C
FISERV Securities Inc.
FAO 31460363
2005 Market St., Ste. 1200                                               5.96%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31413927
2005 Market St., Ste. 1200                                               6.86%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31371710
2005 Market St., Ste. 1200                                              34.61%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31421404
2005 Market St., Ste. 1200                                               5.39%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16303670
2005 Market St., Ste. 1200                                              10.04%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                      -51-

FISERV Securities Inc.
FAO 16455668
2005 Market St., Ste. 1200                                              11.43%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                           Intermediate Bond Fund - Class C
Robert W. Baird Co Inc.
AC 3781-3178
777 East Wisconsin Avenue                                                6.97%                                        0%
Milwaukee, WI 53202

FISERV Securities Inc.
FAO 31473742
2005 Market St., Ste. 1200                                               8.45%                                        0%
One Commerce Square
Philadelphia, PA 19103

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Ste. 400                                              14.15%                                        0%
Cordova, TN  38018-4274

FISERV Securities Inc.
FAO 44850151
2005 Market St., Ste. 1200                                               5.01%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30735189
2005 Market St., Ste. 1200                                               7.99%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                            Multi Cap Value Fund - Class C
NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Ste. 400                                               5.83%                                        0%
Cordova, TN  38018-4274

FISERV Securities Inc.
FAO 45857429
2005 Market St., Ste. 1200                                               5.69%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30728339
2005 Market St., Ste. 1200                                               6.30%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                                Worldwide Fund Class C

FISERV Securities Inc.
FAO 31473054
2005 Market St., Ste. 1200                                               7.12%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                      -52-

FISERV Securities Inc.
FAO 16159960
2005 Market St., Ste. 1200                                               6.93%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                             Micro Cap Value Fund Class C

FISERV Securities Inc.
FAO 45857429
2005 Market St., Ste. 1200                                              11.58%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16418911
2005 Market St., Ste. 1200                                              10.98%                                        0%
One Commerce Square
Philadelphia, PA 19103

Circle Trust Company Custodian
Paycor Retirement Plans
One Station Place                                                        5.85%                                        0%
Metro Center
Stamford, CT  06902

                                                              Large Cap Core Fund Class C

FISERV Securities Inc.
FAO 30717604
2005 Market St., Ste. 1200                                              14.67%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16366318
2005 Market St., Ste. 1200                                              10.47%                                        0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16497376
2005 Market St., Ste. 1200                                               5.20%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16797271
2005 Market St., Ste. 1200                                              30.98%                                        0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45669937
2005 Market St., Ste. 1200                                              16.75%                                        0%
One Commerce Square
Philadelphia, PA 19103

Jerry W. Todd
121 1/2Main Street                                                      15.00%
Flushing, MI  48433                                                                                                   0%

                                      -53-

                                                            Prime Money Market Fund Class C
FISERV Securities Inc.
FAO 31437396
2005 Market St., Ste. 1200                                               8.48%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31015240
2005 Market St., Ste. 1200                                              17.52%                                        0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16339198
2005 Market St., Ste. 1200                                               7.01%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16039656
2005 Market St., Ste. 1200                                              11.66%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16425351
2005 Market St., Ste. 1200                                               7.01%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45596597
2005 Market St., Ste. 1200                                              10.41%                                        0%
One Commerce Square
Philadelphia, PA 19103

Circle Trust Company Custodian
Paycor Retirement Plans
One Station Place                                                       33.80%                                        0%
Metro Center
Stamford, CT  06902
                                                              Mid Cap Growth Fund Class C

FISERV Securities Inc.
FAO 16928088
2005 Market St., Ste. 1200                                               5.56%                                        0%
One Commerce Square
Philadelphia, PA 19103

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Ste. 400                                              15.54%                                        0%
Cordova, TN  3808-4274

                                      -54-

                                                       Disciplined Large Cap Value Fund Class C
FISERV Securities Inc.
FAO 45738605
2005 Market St., Ste. 1200                                               8.85%                                        0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45431587
2005 Market St., Ste. 1200                                               7.83%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                   LifeModel Moderately Conservative Fund - Class C
FISERV Securities Inc.
FAO 44321793
2005 Market St., Ste. 1200                                              10.27%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45570267
2005 Market St., Ste. 1200                                               7.04%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45570272
2005 Market St., Ste. 1200                                               7.04%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16049924
2005 Market St., Ste. 1200                                              39.59%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16418341
2005 Market St., Ste. 1200                                               7.53%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16707591
2005 Market St., Ste. 1200                                              17.96%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                          LifeModel Moderate Fund -- Class C
FISERV Securities Inc.
FAO 16222117
2005 Market St., Ste. 1200                                              11.05%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                      -55-

FISERV Securities Inc.
FAO 16233390
2005 Market St., Ste. 1200                                              34.23%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30744315
2005 Market St., Ste. 1200                                              11.51%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16418280
2005 Market St., Ste. 1200                                              10.13%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                                    LifeModel Moderately Aggressive Fund - Class C
FISERV Securities Inc.
FAO 16832378
2005 Market St., Ste. 1200                                               6.39%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16180891
2005 Market St., Ste. 1200                                               5.11%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16328171
2005 Market St., Ste. 1200                                              10.19%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44436666
2005 Market St., Ste. 1200                                              51.66%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44321806
2005 Market St., Ste. 1200                                              15.79%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30744315
2005 Market St., Ste. 1200                                               7.19%                                        0%
One Commerce Square
Philadelphia, PA 19103

                                      -56-

                                                         Lifemodel Aggressive Fund -- Class C
FISERV Securities Inc.
FAO 16308074
2005 Market St., Ste. 1200                                              35.60%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30743924
2005 Market St., Ste. 1200                                              16.27%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30748035
2005 Market St., Ste. 1200                                              16.32%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30748078
2005 Market St., Ste. 1200                                              16.32%                                        0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30744650
2005 Market St., Ste. 1200                                               8.12%                                        0%
One Commerce Square
Philadelphia, PA 19103

BISYS Fund Services Ohio Inc.
3435 Stelzer Road                                                        7.36%                                      7.36%
Columbus, OH  43219

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Fund's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS

Each of the Trust, Fifth Third Asset Management Inc., Heartland, and Morgan Stanley Investment Management Inc., as investment advisor or investment sub-advisor to one or more Funds, and BISYS Fund Services Limited Partnership ("BISYS"), as distributor of Fund shares, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORS TO THE TRUST

Fifth Third Asset Management Inc. ("FTAM") serves as investment advisor to all Funds other than the Large Cap Opportunity Fund. It provides investment advisory services through its Trust and Investment Division. The Trust's advisor to the Large Cap Opportunity Fund is Heartland Capital Management, Inc. ("Heartland"), FTAM and Heartland are indirect wholly-owned subsidiaries of Fifth Third Bancorp.

Neither advisor shall be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Because of the internal controls maintained by Fifth Third Asset Management Inc. and Heartland to restrict the flow of non-public information, a Fund's investments are typically made without any knowledge of Fifth Third Asset Management Inc.'s, Heartland's or any respective affiliates' lending relationship with an issuer.

Approval of Investment Advisory Agreement. The investment advisory agreement (the "Agreement") with Fifth Third Asset Management Inc. was formally considered by the Board of Trustees at a meeting held on September 18, 2002, which included detailed discussions held outside the presence of fund management and the Adviser's personnel. In conducting its review, the Board of Trustees were advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided to the Funds under the Agreement; (2) the Trust's investment performance and expenses under the Agreement, (3) information comparing the Funds' expenses and investment performance to that of other comparable mutual funds, and (4) the reasonableness of the profitability of Fifth Third Asset Management Inc. with respect to each portfolio of the Trust. In analyzing these factors, the Board reviewed and considered highly detailed expense comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each portfolio to a broad or general universe of funds and to a "peer group" of funds. The Board reviewed staffing information including the recruiting and retainment of qualified professionals.

As disclosed elsewhere in this Statement of Additional Information, Fifth Third Asset Management Inc. has soft dollar arrangements by which brokers provide research and other services to Fifth Third Asset Management Inc. in return for allocating brokerage commissions to such brokers. In addition to these arrangements, the Board also considered the costs and benefits to affiliates of Fifth Third Asset Management Inc. such as costs and benefits associated with the Bank's duties as custodian to the Trust. Also considered was the business reputation and financial resources of Fifth Third Asset Management Inc. and its ultimate corporate parent, Fifth Third Bancorp.

Based on its review, the Board of Trustees approved the Investment Advisory Agreement and determined the compensation payable under such agreement to be fair and reasonable and not inconsistent with levels of profitability that had been determined by courts not to be excessive in light of Fifth Third Asset Management Inc.'s services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

With respect to the Small Cap Value Fund and the LifeModel Funds, under the terms of each of the Expense Limitation Agreements, fees waived or expenses reimbursed by the Advisor and/or Administrator are subject to reimbursement by the Funds only during a month in which the Expense Limitation Agreement is in effect, but no reimbursement payment will be made by the Funds if it would result in the Funds exceeding the expense limitation described above.

Under certain circumstances the Advisor may use its own funds to compensate broker-dealers, financial institutions, and other intermediaries who sell shares of the Funds as an incentive for such sales. Such amounts will be based on a percentage of the shares sold and/or assets under management.

ADVISORY FEES

For their advisory services, the Advisor and Heartland receive annual investment advisory fees as described in the prospectuses. The following shows all investment advisory fees incurred by the Funds and the amounts of those fees that were voluntarily waived or reimbursed by the Advisor or Heartland for the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000 (amounts in thousands):

                                         YEAR ENDED        AMOUNT       YEAR ENDED       AMOUNT       YEAR ENDED        AMOUNT
              FUND NAME                JULY 31, 2002    WAIVED- 2002   JULY 31, 2001  WAIVED- 2001  JULY 31, 2000     WAIVED-2000
            U.S. Government Bond Fund  $   326         $78              $275          $73            $267             $56

                       Bond Fund(***)      2,480       --               1,013   (*)   --             1,876   (**)     --

             Ohio Municipal Bond Fund      1,036       --               991           --             1,057            --

                  Quality Growth Fund      8,270       --               8,897         --             7,067            --

                  Mid Cap Growth Fund      2,380       --               2,293         --             1,932            --

                        Balanced Fund      2,658       --               2,588         --             2,036            --

            International Equity Fund      1,584       --               1,896         --             2,037            --

     Disciplined Large Cap Value Fund      843         --               906           --             1,081            --

          Intermediate Bond Fund(***)      4,407       --               2,220   (*)   --             4,416   (**)     --

          Intermediate Municipal Bond
                            Fund(***)      1,803       --               728     (*)   --             1,423   (**)     --

           Large Cap Opportunity Fund      325         --               596           79             952              --

         Government Money Market Fund      2,047       --               1,956         --             2,274            --

              Prime Money Market Fund      7,762       --               3,680        129             2,260            113

          Municipal Money Market Fund      1,342       1,162            902          811             477              477

      U.S. Treasury Money Market Fund      4,422       1,658            4,032        1,512           3,627            1,269

                      Technology Fund      406         --               604          --              89     (****)    --

                 Multi Cap Value Fund      602         --               553    (**)  --              430      (**)    --

                 Micro Cap Value Fund      361         --               287    (**)  --              207      (**)    --

                Strategic Income Fund      251         --               375    (**)  --              320      (**)    --

                       Worldwide Fund      140         --               259    (**)  --              468      (**)    --

       Institutional Government Money
                          Market Fund      1,896       711              975     (*)  366     (*)     1,111    (**)    439   (**)

                                         YEAR ENDED        AMOUNT       YEAR ENDED       AMOUNT       YEAR ENDED        AMOUNT
              FUND NAME                JULY 31, 2002    WAIVED- 2002   JULY 31, 2001  WAIVED-2001   JULY 31, 2000     WAIVED-2000
      Institutional Money Market Fund        527       395              144    (*)    109     (*)    139      (*****) 111   (*****)

 Michigan Municipal Money Market Fund      1,170       --               708    (*)    --             1,134    (**)    --

               International GDP Fund      2,819       --               2,298  (*)    --             4,448    (**)    --

                Small Cap Growth Fund      4,601       --               3,147  (*)    --             5,732    (**)    --


                                      -59-

                    Equity Index Fund      2,356       393              1,523  (*)    254     (*)    2,787    (**)    465   (**)

                  Large Cap Core Fund      3,448       --               2,540  (*)    --             5,448    (**)    --

                 Short Term Bond Fund      1,349       --               609    (*)    --             816      (**)    --

         Michigan Municipal Bond Fund        405       --               234    (*)    --             441      (**)    --

                  Municipal Bond Fund        644       --               411    (*)    --             742      (**)    --


* Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

**   For the fiscal year ended December 31st.

*** For the Fifth Third Bond Fund, Fifth Third Intermediate Bond Fund, and the Fifth Third Intermediate Municipal Bond Fund, the figures reflect fees received by the current Investment Advisor for the period ended July 31, 2001 and by the former Investment Advisor for the fiscal year ended December 31, 2000 and December 31, 1999.

**** Reflects the period from June 5, 2000 through July 31, 2000.

***** Reflects the period from April 11, 2000 through December 31, 2000.

The investment advisory fees for each of the LifeModel FundsSM, the Small Cap Value Fund and the Ohio Tax Exempt Money Market Fund, as a percentage of net assets, are as follows:

      Fifth Third LifeModel Conservative FundSM                        0.15%
      Fifth Third LifeModel Moderately Conservative FundSM             0.15%
      Fifth Third LifeModel Moderate FundSM                            0.15%
      Fifth Third LifeModel Moderately Aggressive FundSM               0.15%
      Fifth Third LifeModel Aggressive FundSM                          0.15%
      Fifth Third Small Cap Value Fund                                 1.00%
      Fifth Third Ohio Tax Exempt Money Market Fund                    0.40%

SUB-ADVISORS

Morgan Stanley Investment Management Inc. ("Morgan Stanley") is the sub-advisor to the International Equity Fund under the terms of a Sub-advisory Agreement between Fifth Third Asset Management Inc. and Morgan Stanley.

SUB-ADVISORY FEES

For its sub-advisory services, Morgan Stanley receives an annual sub-advisory fee paid by the Advisor as described in the prospectus.

For the years ended July 31, 2002, July 31, 2001, and July 31, 2000, Morgan Stanley earned fees from the International Equity Fund of $712,646, $853,315, and $1,998,111, respectively.

ADMINISTRATIVE SERVICES

Fifth Third Bank provides administrative personnel and services to the Funds for the fees set forth in the prospectuses. The following shows all fees earned for providing administrative services to the Funds, and the amounts of those fees that were voluntarily waived, for the years ended July 31, 2002, July 31, 2001, and July 31, 2000 (amounts in thousands):

                                   YEAR ENDED      AMOUNT         YEAR ENDED          AMOUNT        YEAR ENDED          AMOUNT
                                    JULY 31,     WAIVED-2002    JULY 31, 2001+     WAIVED-2001+   JULY 31, 2000+     WAIVED-2000+
                                      2002
FUND NAME

U.S. Government Bond Fund              $  79          $  12        $ 88               $ 51          $ 80                 $ 49

Bond Fund(***)                            722            138        305  (*)            --           563  (**)             --

Ohio Municipal Bond Fund                  248            99         286                106           331                   68

Quality Growth Fund                       1,374          --       1,746                 --         1,556                  252

Mid Cap Growth Fund                       400            81         470                108           412                  126

Balanced Fund                             441            115        549                195           448                  151

International Equity Fund                 210            --         346                 --           355                   --

Disciplined Large Cap Value Fund          138            32         188                 62           237                   81

Intermediate Bond Fund(***)               1,403          114        728  (*)             6  (*)    1,446  (**)             --

Intermediate Municipal Bond Fund(***)     583            105        263  (*)            --           513  (**)             --

Large Cap Opportunity Fund                50             --         137                 14           203                   --

Government Money Market Fund              679            214        755                233         1,060                  381

Prime Money Market Fund                   2,823          --       1,534                809           958                  463

Municipal Money Market Fund               356            --         311                 --           167                   22

U.S. Treasury Money Market Fund           1,477          852      1,743              1,007         1,539                  907

Technology Fund                           52             --         103                 --            14  (****)           --

Multi Cap Value Fund                      104            --         21(**)              --           N/A                  N/A

Micro Cap Value Fund                      63             --         10(**)              --           N/A                  N/A

Strategic Income Fund                     43             --         12(**)              --           N/A                  N/A

Worldwide Fund                            24             --          7(**)              --           N/A                  N/A

Institutional Government
   Money Market Fund                      832            255        439 (*)          166  (*)      500    (**)            173(**)

Institutional Money Market Fund           229            117         65  (*)            41  (*)       63  (*****)          47(*****)

                                      -61-

Michigan Municipal Money
Market Fund                           513                190        319 (*)          115 (*)         510 (**)             206(**)

International GDP Fund                661                --         552 (*)            7 (*)       1,067 (**)              --

Small Cap Growth Fund               1,154                --         812 (*)           --           1,474 (**)              --

Equity Index Fund                   1,378                510        918 (*)          340 (*)       1,673 (**)             575(**)

Large Cap Core Fund                   865                --         656 (*)            5 (*)       1,402 (**)              --

Short Term Bond Fund                  473                --         220 (*)           --             294 (**)              --

Michigan Municipal Bond Fund          158                --          94 (*)           --             176 (**)              --

Municipal Bond Fund                   205                --         135 (*)           --             243 (**)              --

+ The figures reflect fees received by the current Administrator and the former Administrator, BISYS Fund Services Limited Partnership, for the year ended July 31, 2001 and by the former Administrator only for the year ended July 31, 2000.

* Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

**    For the fiscal year ended December 31st.

***   For the Fifth Third Bond Fund, Fifth Third Intermediate Bond Fund, and the
      Fifth Third Intermediate Municipal Bond Fund, the figures reflect fees received by the current Administrator for the period ended July 31, 2001 and by the former Administrator for the fiscal year ended December 31, 2000 and December 31, 1999.

****  Reflects the period from June 5, 2000 through July 31, 2000.

***** Reflects the period from April 11, 2000 through December 31, 2000.

/\    Amount less than $500.

BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219, performs sub-administration services on behalf of each Fund (other than Funds in existence for less than one year), for which it receives compensation from Fifth Third Bank.

CUSTODY OF FUND ASSETS

Under the custodian agreement, Fifth Third Bank holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Fees for custody services are based upon the market value of Fund securities held in custody plus maintenance fees, transaction fees and out-of-pocket expenses. For the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000, those fees were approximately $989,000, $487,000, and $503,000, respectively.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Fifth Third Bank serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. Fifth Third Bank also maintains the Trust's accounting records. The fee paid for this service is based upon the level of the Funds' average net assets for the period plus out-of-pocket expenses. The following shows all fees earned by Fifth Third Bank for providing transfer agency and dividend disbursing agency services for the years ended July 31, 2002, July 31, 2001, and July 31, 2000 (amounts in thousands):

                                                         YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                     FUND NAME                          JULY 31, 2002               JULY 31, 2001               JULY 31, 2000
U.S. Government Bond Fund                                   $ 22                       $ 26                         $ 14

Ohio Municipal Bond Fund                                    $ 50                       $ 51                         $ 19

Quality Growth Fund                                         $ 201                      $275                         $ 95

Mid Cap Growth Fund                                         $ 75                       $ 84                         $ 45

Balanced Fund                                               $ 81                       $ 99                         $ 50

International Equity Fund                                   $ 47                       $ 74                         $115

Disciplined Large Cap Value Fund                            $ 35                       $ 41                         $ 25

                                      -63-

Large Cap Opportunity Fund                                  $ 24                       $ 46                         $ 31

Government Money Market Fund                                $ 94                       $117                         $ 24

Prime Money Market Fund                                     $ 367                      $173                         $ 34

Municipal Money Market Fund                                 $ 52                       $ 46                         $ 25

U.S. Treasury Money Market Fund                             $ 193                      $192                         $ 43

Technology Fund                                             $ 29                       $ 28                         $  3 (*)

Multi Cap Value Fund                                        $ 31                       $  3 (**)                    N/A

Micro Cap Value Fund                                        $ 26                       $  1 (**)                    N/A

Strategic Income Fund                                       $ 15                       $  2 (**)                    N/A

Worldwide Fund                                              $ 12                       $  1 (**)                    N/A

International GDP Fund                                      $ 80                       $ 20 (***)                   $ 51 (+)

Small Cap Growth Fund                                       $ 134                      $ 28 (***)                   $ 88 (+)

Equity Index Fund                                           $ 158                      $ 64 (***)                   $165 (+)

Large Cap Core Fund                                         $ 101                      $ 31 (***)                   $ 87 (+)

Michigan Municipal Bond Fund                                $ 33                       $  0 (***)                   $  5 (+)

Municipal Bond Fund                                         $ 42                       $  0 (***)                   $  5 (+)

Bond Fund                                                   $ 101                      $  0 (***)                   $ 10 (+)

Intermediate Municipal Bond Fund                            $ 81                       $  0 (***)                   $  4 (+)

Intermediate Bond Fund                                      $ 163                      $ 14 (***)                   $ 34 (+)

Short Term Bond Fund                                        $ 54                       $  4 (***)                   $ 12 (+)

Institutional Money Market Fund                             $ 25                       $  0 (***)                   N/A (^)

Institutional Government Money Market Fund                  $ 81                       $  1 (***)                   $  5 (+)

Michigan Municipal Money Market Fund                        $ 55                       $  0 (***)                   $  9 (+)


*    Reflects the period from June 5, 2000 through July 31, 2000.

**   Reflects the fiscal year ended December 31, 2001.

***  Reflects the period from January 1, 2001 through December 31, 2001.

+    Reflects the fiscal year ended December 31, 2000.

^ Reflects the period from April 11, 2000 (commencement of operations, to December 31, 2000.


BISYS Fund Services Ohio, Inc. serves as the sub-transfer agent for the Funds. The fee paid for this service is based upon the level of the Fund's average daily net assets ("asset based fee") plus out-of-pocket expenses. In the event that the combined net assets of all of the Funds fall below $3.5 billion at any time during the period, the fee paid shall be the sum of the asset-based fee and an account- based fee.

FUND ACCOUNTING
Fifth Third Bank serves as fund accountant for the Funds. The fee paid to the fund accountant is based upon the size of the assets of the funds. The following shows all fund accounting fees paid by the funds for the years ended July 31, 2002, July 31, 2001 and July 31, 2000.


                                                       Year Ended July 31,
                                                      --------------------

                                               2002            2001           2000


Small Cap Growth Fund                         $ 167           $  69 ^        $ 139 +
Micro Cap Value Fund                          $  43 **        $   5 *           NA
Mid Cap Value Fund                            $  81           $  74          $  67
Technology  Fund                              $  56           $  55          $   7
Large Cap Opportunity  Fund                   $  48           $  60          $  45
Quality Growth Fund                           $ 176           $ 168          $ 180
Equity Index  Fund                            $ 197           $  87 ^        $ 157 +
Large Cap Core Fund                           $ 135           $  90 ^        $ 170 +
Multi Cap Value Fund                          $  43 **        $   5 *           NA
Disciplined Large Cap  Fund                   $  49           $  51          $  51
Balanced Fund                                 $  92           $  89          $  76
International Equity Fund                     $  84           $ 149          $ 179
International GDP Fund                        $ 122           $  59 ^        $ 109 +
Worldwide Fund                                $  31 **        $   5 *           NA
Strategic Income Fund                         $  32 **        $   5 *           NA
Michigan Municipal Fund                       $  61           $  13 ^        $  24 +
Ohio Municipal Bond Fund                      $  63           $  60          $  56
Municipal Bond Fund                           $  69           $  17 ^        $  30 +
Bond Fund                                     $ 125           $  86          $ 168
Intermediate Municipal Bond Fund              $ 113           $  79          $ 114
Intermediate Bond Fund                        $ 182           $ 115          $ 190
Short Term Bond Fund                          $  69           $  22 ^        $  29 +
U.S. Government Bond Fund                     $ 44            $ 49           $  49
Prime Money Market Fund                       $ 268           $ 248          $ 224
Institutional Money Market Fund               $  30           $   7 ^        $   7 ++
Institutional Government Money Market Fund    $  96           $  39 ^        $  44 +
Government Money Market Fund                  $  91           $  75          $ 141
U.S. Treasury Money Market Fund               $ 152           $ 165          $ 162
Michigan Municipal Money Market Fund          $  71           $  30 ^        $  46 +
Municipal Money Market Fund                   $  54           $  61          $  57

*  Represents the fiscal year ended December 31, 2001.

** Represents the period from January 1, 2002 through July 31, 2002. Funds changed fiscal year end from December 31 to January 31.

^ Represents the period from January 1, 2001 through July 31, 2001. Funds changed fiscal year end from December 31 to January 31.

+  Represents the fiscal year ended December 31, 2000.

++ Represents the period from April 11, 2000 (commencement of operations) through July 31, 2000.


Represents the period from January 1, 2002 through July 31, 2002. Funds changed fiscal year end from December 31 to January 31. Represents the period from January 1, 2001 through July 31, 2001. Funds changed fiscal year end from December 31 to January 31. Represents the fiscal year ended December 31, 2000. Represents the period from April 11, 2000 through July 31, 2000.

LEGAL COUNSEL

                                      -64-

Ropes & Gray, Suite 800 East, One Franklin Square, 1301 K Street, N.W., Washington, D.C. 20005 is counsel to the Funds.

                             BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor, the Subadvisor and Heartland look for prompt execution of the order at a favorable price. In working with dealers, the Advisor, the Subadvisor and Heartland will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Advisor, the Subadvisor and Heartland make decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees.

The Advisor, the Subadvisor and Heartland may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Advisor, the Subadvisor and Heartland and may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations, and similar services.

The Advisor, the Subadvisor and Heartland and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000, the Funds paid brokerage commissions in exchange for the brokerage and research services described above in the following amounts:

                                        BROKERAGE                       BROKERAGE                      BROKERAGE
                                       COMMISSIONS                     COMMISSIONS                    COMMISSIONS
                                       IN EXCHANGE        TOTAL        IN EXCHANGE        TOTAL       IN EXCHANGE        TOTAL
                                      FOR BROKERAGE     BROKERAGE     FOR BROKERAGE     BROKERAGE    FOR BROKERAGE     BROKERAGE
                                       AND RESEARCH    COMMISSIONS     AND RESEARCH    COMMISSIONS    AND RESEARCH    COMMISSIONS
                                         SERVICES          PAID          SERVICES         PAID          SERVICES         PAID
                                      JULY 31, 2002   JULY 31, 2002   JULY 31, 2001   JULY 31, 2001  JULY 31, 2000   JULY 31, 2000
                                      -------------   -------------   -------------   -------------  -------------   -------------
Balanced Fund                          $339,509         $339,509        $15,432         $157,034       $27,012         $124,465

Mid Cap Growth Fund                    $339,410         $339,410        $32,822         $157,457       $69,677         $243,226

Quality Growth Fund                    $895,454         $895,454        $45,160         $520,588       $53,138         $347,918

Disciplined Large Cap Value Fund       $74,766          $74,766         $11,386         $41,173        $49,230         $171,911

Technology Fund                        $193,544         $193,544        $13,985         $49,925        $7,365          $35,245

Large Cap Opportunity Fund             $101,597         $101,597        $192,514        $283,694       $105,572        $150,161

U.S. Government Bond Fund              $7,779           $7,779          $535            $710           --              --

Municipal Bond Fund                    $3,750           $3,750          --              --             $14,498         $14,498

Worldwide Fund                         --               $17,243         --              --             --              --

International GDP Fund                 --               $276,456        --              $309,073       --              $390,352

Small Cap Growth Fund                  $626,974         $780,393        --              $364,593       --              $631,455

Micro Cap Value Fund                   --               $150,321        --              --             --              --

Equity Index Fund                      $243,705         $262,882        --              $94,205        --              $149,717

Large Cap Core Fund                    $267,933         $267,933        --              $134,244       --              $333,547

Multi Cap Value Fund                   --               $296,232        --              --             --              --

Strategic Income Fund                  --               $92,477         --              --             --              --

                                      -66-

Bond Fund                                             $14,863         --              --             --              --

Intermediate Bond Fund                                $97,361         --              --             --              --

Short Term Bond Fund                                  $2,133          --              --             --              --

Institutional Money Market Fund                       --              --              --             --              --

International Equity Fund                             $44,743         --              --             --              --

U.S. Treasury Money Market Fund                       $1,563          --              --             --              --

Ohio Municipal Bond Fund                              $13,554         --              --             --              --


For the period from January 1, 2001 through July 31, 2002, the following Funds paid brokerage commissions to an affiliate, Fifth Third Securities, Inc. in the following amounts: Micro Cap Value Fund, $107,015; Multi Cap Value Fund, $180,646; Strategic Income Fund, $63,484. For the fiscal year ended December 31, 2001, the following Funds paid brokerage commissions to Fifth Third Securities, Inc. in the following amounts: Multi Cap Value Fund, $190,321; Micro Cap Value Fund, $96,511; Strategic Income Fund, $74,219; and Worldwide Fund, $84,645. 100% of all commissions paid by the Funds for the year ended December 31, 2001, were paid to Fifth Third Securities Inc. For the fiscal years ended December 31, 2000 and December 31, 1999, Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of the Funds were offered, received the following brokerage commissions: $283,201 and $277,638, respectively, for the Multi Cap Value Fund; $130,292 and $138,625, respectively, for the Strategic Income Fund; $0 and $30,281, respectively, for the Worldwide Fund; and $202,579 and $64,128, respectively, for the Micro Cap Value Fund. MSC, a wholly-owned subsidiary of Resource Management Inc., was an affiliated broker of the Funds.

Research services provided by brokers may be used by the Advisor, the Subadvisor and Heartland in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Advisor, the Subadvisor and Heartland or their affiliates might otherwise have paid, it would tend to reduce their expenses.

Allocation of transactions, including their frequency, to various dealers is determined by each of the Advisor, the Subadvisor and Heartland in its best judgment and in a manner deemed fair and reasonable to shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in
Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Advisor, the Subadvisor and Heartland and does not reduce the advisory fees payable to the Advisor, the Subadvisor or Heartland. Such information may be useful to the Advisor, the Subadvisor or Heartland in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor, the Subadvisor or Heartland in carrying out its obligations to the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, the Subadvisor and Heartland, the Advisor, the Subadvisor and Heartland may invest Fund assets in the same securities and at the same time as they invest assets of other accounts that they manage. When one of the Funds and one or more other accounts managed by the Advisor, the Subadvisor and Heartland are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor, the Subadvisor and Heartland to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

During the fiscal year ended July 31, 2002, the Funds acquired securities of the Funds' regular brokers or dealers or their parents as follows:

                    SECURITIES OF THE FUNDS' BROKERS/DEALERS
      FUND                                         SECURITY                  PRINCIPAL/SHARES       MARKET VALUE
 U.S. Treasury Money Market Fund                    ABN AMRO                          $50,000              50,000
                                                  Bear Stearns                         50,000              50,000
                                                    SG Cowen                          100,000             100,000

 Prime Money Market Fund                            ABN AMRO                           35,000              34,836
                                                Bank of America                         5,000               5,004

                                      -67-


                                                  US Bank, NA                          42,500              42,529
                                                Wells Fargo Co.                        62,110              62,645

 Balanced Fund                                      KeyCorp                             1,500               1,618

 Bond Fund                                      Bank of America                         7,000               7,815
                                                 National City                          3,000               3,304
                                                Wells Fargo Co.                         5,000               5,176

 Intermediate Bond Fund                         Bank of America                        15,000              16,748
                                                 National City                          5,000               5,181
                                                Wells Fargo Co.                        10,000              10,683

 Large Cap Opportunity Fund                     Wells Fargo Co.                         7,014                 357

 International Equity Fund                          ABN AMRO                           23,414                 333

 Large Cap Core Fund                            Bank of America                        93,900               6,245
                                                  Fifth Third                          26,600               1,757
                                                    KeyCorp                            30,000                 788
                                                Wells Fargo Co.                       106,500               5,417
                                                  U.S. Bancorp                        118,500               2,535

 Equity Index Fund                              Bank of America                       110,592               7,353
                                                  Bear Stearns                          7,187                 433
                                                  Fifth Third                          42,312               2,796
                                                    KeyCorp                            30,600                 804
                                                 National City                         43,800               1,353
                                              Prudential Financial                     42,100               1,389
                                                  U.S. Bancorp                        137,377               2,938
                                                Wells Fargo Co.                       122,900               6,250

 Short Term Bond Fund                           Bank of America                         5,000               5,006
                                                  Bear Stearns                          2,500               2,578
                                                    KeyCorp                             2,000               2,057
                                                  Wells Fargo                           3,000               3,316

 Institutional Money Market Fund                    ABN AMRO                            2,500               2,499
                                                Wells Fargo Co.                         3,880               3,929

 Small Cap Growth Fund                    First Commonwealth Financial                150,000               1,899

 Quality Growth Fund                            Wells Fargo Co.                       500,000              25,430

 Multi Cap Value Fund                            E*Trade Group                        305,000               1,205
                                                    KeyCorp                            45,000               1,182
                                                  U.S. Bancorp                         75,000               1,604

 Disciplined Large Cap Value Fund               Wells Fargo Co.                       109,400               5,564

 Strategic Income Fund                            Bear Stearns                             20                 498
                                                Wells Fargo Co.                            15                 377

Brokerage commissions paid by the Funds in secondary trading are as follows:

                                                          FISCAL YEAR ENDED       FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND NAME                                                   JULY 31, 2002           JULY 31, 2001             JULY 31, 2000
U.S. Government Bond Fund                                    $219                        $  710                   N/A

                                      -68-

Ohio Municipal Bond Fund                                     N/A                        N/A                        N/A

Quality Growth Fund                                          $858,737                   $520,588                   $347,918

Mid Cap Growth Fund                                          $258,493                   $157,457                   $243,226

Balanced Fund                                                $287,284                   $157,034                   $124,465

International Equity Fund                                    $44,743                    $79,097                    $34,299

Disciplined Large Cap Value Fund                             $65,418                    $41,173                    $171,911

Large Cap Opportunity Fund                                   $99,493                    $283,694                   $150,161

Government Money Market Fund                                 N/A                        N/A                        N/A

Prime Money Market Fund                                      N/A                        $450                       N/A

Municipal Money Market Fund                                  N/A                        N/A                        N/A

U.S. Treasury Money Market Fund                              $1,563                     N/A                        N/A

Technology Fund                                              $176,610                   $49,925                    $35,245

Worldwide Fund                                               $17,243                    --                         --

International GDP Fund                                       $276,456                   $309,073                   $390,352

Small Cap Growth Fund                                        $780,393                   $364,593                   $631,455

Micro Cap Value Fund                                         $150,321                   --                         --

Equity Index Fund                                            $262,882                   $94,205                    $149,717

Large Cap Core Fund                                          $217,908                   $134,244                   $333,547

Multi Cap Value Fund                                         $296,232                   --                         --

Strategic Income Fund                                        $92,477                    --                         --

Bond Fund                                                    $14,863                    --                         --

Intermediate Bond Fund                                       $33,266                    --                         --

Short Term Bond Fund                                         $2,133                     --                         --

Institutional Money Market Fund                              --                         --                         --

International Equity Fund                                    $44,743                    --                         --


                                PURCHASING SHARES

Shares of the Funds are sold at their net asset value, less any applicable sales charge, on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing Advisor Shares, Class A Shares, Service Shares, Class B Shares, Class C Shares or Institutional Class Shares of the Funds is explained in the prospectus for such Fund and Class under "Investing in the Funds."

DISTRIBUTION PLAN AND ADMINISTRATIVE SERVICES AGREEMENT

With respect to Advisor Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares of the Funds, the Trust has adopted a Plan pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares; preparing printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, the distributor may enter into agreements to pay fees to brokers for distribution and administrative support services and to other participating financial institutions and persons for distribution assistance and support services to the Funds and their shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Funds' transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of shares and prospective shareholders.

The Trustees expect that the Plan will result in the sale of a sufficient number of shares so as to allow a Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objectives.

Pursuant to the Plan, with respect to Class A Shares and Service Shares, the Funds which offer Class A Shares and Service Shares are authorized to compensate the distributor at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares or Service Shares of each applicable Fund held during the month.

Advisor Shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the applicable Fund, which the Distributor may use for shareholder servicing and distribution.

Pursuant to the Plan, with respect to Class B Shares, the Funds which offer Class B Shares are authorized to compensate the distributor at the annual rate of up to 1.00% of the average aggregate net asset value of the Class B Shares of each applicable Fund held during the month. For the fiscal year ended July 31, 2002, the Distributor received $594,555.

Pursuant to the Plan, with respect to Class C Shares, the Funds are authorized to compensate the distributor at the annual rate of up to 0.75% of the average aggregate net asset value of the Class C Shares of each applicable Fund held during the month. For the fiscal year ended July 31, 2002, the distributor received $230,298 pursuant to the Plan. For the fiscal year ended July 31, 2001, the distributor received $233,000 pursuant to the Plan. For the fiscal year ended July 31, 2000, the distributor received $119,000 pursuant to the Plan.

With respect to Class C Shares, the Trust may enter into an Administrative Service Agreement to permit the payment of fees of up to 0.25% to financial institutions, including Fifth Third Bank, to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. Benefits to shareholders of Class C Shares of the Funds may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended July 31, 2002, the Funds paid $76,768 to Fifth Third Bank to compensate FISERV Securities Inc. for providing administrative services to Class C Shares of the Funds. For the fiscal year ended July 31, 2001, the Funds paid $70,000 to Fifth Third Bank to compensate FISERV Securities Inc. for providing administrative services to Class C Shares of the Funds.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED MUTUAL FUND SHARES

An investor may purchase Class A Shares of the Trust at net asset value (i.e., without a sales charge), with the proceeds from the redemption of shares of an unaffiliated mutual fund that is not a money market or stable net asset value fund ("Eligible Unaffiliated Shares"). Where Eligible Unaffiliated Shares were purchased or redeemed subject to a sales charge, such purchase at net asset values may be made regardless of the period during which the Eligible Unaffiliated Shares were held. Where Eligible Unaffiliated Shares were not purchased or redeemed subject to a sales charge, the investor must have held such mutual fund shares for at least 90 days to be eligible for the purchase of Class A Shares at net asset value. In all cases, the purchase must be made within 60 days of the redemption of the Eligible Unaffiliated Shares, and the Trust must be notified by the investor in writing, or by the investor's financial institution, at the time the purchase is made.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES

A shareholder's Class B Shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A Shares of the Fund at the end of eight years following the issuance of such shares, consequently, they will no longer be subject to the higher expenses borne by Class B Shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A Shares than the shares so converted.

CONVERSION TO FEDERAL FUNDS

It is the Funds' policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Fifth Third Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange securities they already own for shares of a Fund or they may exchange a combination of securities and cash for Fund shares. Any securities to be exchanged must, in the opinion of the Advisor, meet the investment objective and policies of each Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Fifth Third Bank. A Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by the Advisor.

A Fund values such securities in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of shares of a Fund on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of a Fund, along with the securities.

PAYMENTS TO DEALERS

Authorized broker-dealers, financial institutions and other financial intermediaries who sell shares of Fifth Third Funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. Such compensation is paid by the Distributor using money from sales charges, distribution/service (12b-1) fees and its other resources. From time to time, the distributor may elect to pay up to the following amounts:

                                                  Equity Funds             Select Bond Funds+            Other Bond Funds
Purchase Amount                            Load/Sales       Dealer      Load/Sales     Dealer      Load/Sales       Dealer
                                              Charge      Reallowance     Charge     Reallowance     Charge       Reallowance
Less than $50,000                             5.00%          4.25%         3.50%        3.00%         4.75%          4.00%
$50,000 but less than $100,000                4.50%          4.00%         3.00%        2.60%         4.25%          3.75%
$100,000 but less than $250,000               3.50%          3.00%         2.50%        2.10%         3.50%          3.00%
$250,000 but less than $500,000               2.50%          2.00%         2.00%        1.75%         2.50%          2.00%
$500,000 but less than $1,000,000             2.00%          1.70%         1.50%        1.25%         2.00%          1.60%
$1,000,000 but less than $5,000,000*          0.00%          1.00%         0.00%        0.75%         0.00%          0.75%
$5,000,000 but less than $25,000,000*         0.00%          0.75%         0.00%        0.50%         0.00%          0.50%
$25,000,000 or more*                          0.00%          0.50%         0.00%        0.25%         0.00%          0.25%

+ "Select Bond Funds" includes the Short Term Bond Fund, Intermediate Bond Fund and Intermediate Municipal Bond Fund.

A finder's fee may be paid for Class A Shares only. The load/sales charge represents the amount a shareholder pays to purchase the Class A Shares, and the dealer reallowance represents the commission paid to the selling broker/dealer. If a finder's fee is paid to a selling broker/dealer, there will be a 1% contingent deferred sales charge ("CDSC") for a period of 18 months.

* For purchases made prior to August 1, 2002, if you purchased $500,000 or more of Class A shares and did not pay a sales charge, and you sell any of those shares before the first anniversary of purchase, you may pay a 1% contingent deferred sales charge, or CDSC, on the portion redeemed at the time of redemption. For purchases made on or after August 1, 2002, if you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time).

The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

Under certain circumstances the Distributor and/or the Advisor may use its own funds to compensate broker-dealers, financial institutions, and intermediaries in amounts that are additional to the amounts paid by the Distributor. The Distributor may terminate such payments at any time. See the chart above for details regarding such compensation.

In addition, from time to time, the Distributor and/or the Advisor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of a Fund. Such concessions provided by the Distributor and/or Advisor may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer- sponsored events. The Distributor and/or Advisor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers.

Brokers and agents may charge a transaction fee on the purchase or sale of shares by shareholders.

                                REDEEMING SHARES

Shares are redeemed at the next computed net asset value after a Fund receives the redemption request, less any contingent deferred sales charge. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although the Funds do not charge for telephone redemptions, they reserve the right to charge a fee for the cost of wire-transferred redemptions.

Class A Shares and Class C Shares redeemed within one (1) year of purchase and Class B Shares redeemed within six (6) years of purchase may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be reduced with respect to a particular shareholder where a financial institution selling Class B and/or Class C Shares elects not to receive a commission from the distributor with respect to its sale of such shares.

REDEMPTION IN KIND

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

POSTPONEMENT OF REDEMPTIONS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

                           DETERMINING NET ASSET VALUE

Net asset values of the Funds generally may change each day. The days on which net asset values are calculated by the Funds are described in the prospectuses. The Money Market Funds attempt to maintain a net asset value per share of $1.00.

DETERMINING MARKET VALUE OF SECURITIES

The value of the Funds' portfolio securities (with the exception of the Money Market Funds) are determined as follows:

o according to the last sale price on a national securities exchange, if available;

o in the absence of recorded sales for listed securities, according to the mean between the last available bid and asked prices;

o for unlisted securities, valued at the mean of their latest bid and ask prices;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; or

o for all securities, where market quotations are unavailable or deemed unavailable (e.g., When an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment advisor's opinion has materially affected the price of those securities), at fair value as determined in good faith by the Pricing Committee under a delegation of authority by the Board of Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Funds will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

VALUING MUNICIPAL BONDS

With respect to the Ohio Municipal Bond Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, and Intermediate Municipal Bond Fund, the Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.

USE OF AMORTIZED COST

The Trustees have decided that the fair value of debt securities authorized to be purchased by the Funds with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Trustees continually assess this method of valuation and recommend changes where necessary to assure that the Funds' portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

MONITORING PROCEDURES

For the Money Market Funds, the Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market values. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

SEC rules require that a money market fund limit its investments to instruments that, in the opinion of the Trustees or their delegate, present minimal credit risks and if rated, have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality. Shares of investment companies purchased by a Money Market Fund will meet these same criteria and will have investment policies consistent with the Rule. The Rule also requires a money market fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by a Money Market Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

A Money Market Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of a Money Market Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of a Money Market Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of regular trading on the NYSE. In computing the net asset value, the Funds (other than the Money Market Funds) value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                   TAX STATUS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and
(c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS

The use of a fund-of-funds structure can affect the amount, timing and character of distributions to shareholders. For example, a Fund of Funds will not be able to offset gains realized by one Underlying Fund in which such Fund of Funds invests against losses realized by another Underlying Fund in which such Fund of Funds invests.

Depending on a Fund of Fund's percentage ownership in an Underlying Fund, both before and after a redemption, a redemption of shares of an Underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. The operation of the "wash sale" rules may also defer losses realized when a Fund of Funds redeems shares of an Underlying Fund at a loss and invests in shares of the same Underlying Fund within 30 days (on either side) of such sale.

Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by an Underlying Fund in which such Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to their own shareholders (see "Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions"). Funds of funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds of Funds will not invest in underlying funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

DISTRIBUTIONS

Each Fund will distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gains, regardless of how long a Shareholder has held Fund shares. Distributions of taxable income or capital gains are taxable to Fund Shareholders whether received in cash or in Fund shares through automatic reinvestment.

Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

EXEMPT-INTEREST DIVIDENDS

A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A Fund which is qualified to pay exempt-interest dividends will inform investors following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax advisor about state and local tax matters.

MUNICIPAL BOND, MUNICIPAL MONEY MARKET, AND TAX-EXEMPT FUNDS

As described in the prospectus for the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, the Fifth Third Ohio Municipal Bond Fund, the Fifth Third Ohio Tax Exempt Money Market Fund, the Fifth Third Municipal Bond Fund, the Fifth Third Municipal Money Market Fund, and the Fifth Third Intermediate Municipal Bond Fund, such Funds are designed to provide investors with tax-exempt interest income. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. Shares of these Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, these Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's Shareholders in connection with the Fund's dividends received by them. Because funds of funds cannot pass through credits or deductions for foreign taxes paid, the Funds of Funds do not intend to make this election if it is available. In this case, Shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such Shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex- dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

SELLING SHARES

Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund Shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or
(ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). For taxable years beginning after December 31, 2000, the maximum capital gain tax rate for capital assets (including Fund Shares) held by a non-corporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and Shareholders should consult their tax advisors before making such an election.

Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund Shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund Shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

HEDGING

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

DISCOUNT SECURITIES

A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

BACKUP WITHHOLDING

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for
amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.

The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                             PERFORMANCE INFORMATION

TOTAL RETURN

                              INSTITUTIONAL SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIOD ENDED JULY 31, 2002

                                                                   INCEPTION                                            SINCE
FUND NAME                                                            DATE       1 YEAR       5 YEARS       10 YEARS     INCEPTION
Quality Growth Fund*,+                                              8/11/98
   Return Before Taxes                                                          -27.90%       -0.32%         8.17%      12.40%
   Return After Taxes                                                           -28.35%       -1.91%          N/A        N/A
   Return After Taxes on  Distributions and Sale of Fund Shares                 -16.42%        0.06%          N/A        N/A

Disciplined Large Cap Value Fund*,+                                 8/11/98
   Return Before Taxes                                                          -12.96%        1.97%         7.85%       11.65%
   Return After Taxes                                                           -13.97%         N/A           N/A         N/A
   Return After Taxes on  Distributions and Sale of Fund Shares                  -7.14%         N/A           N/A         N/A

Large Cap Opportunity Fund+                                         8/11/98
   Return Before Taxes                                                          -29.09%       -6.00%         5.67%        9.38%
   Return After Taxes                                                           -29.09%       -7.46%         3.10%        7.23%
   Return After Taxes on  Distributions and Sale of Fund Shares                 -17.86%       -4.95%         3.56%        7.10%

Balanced Fund*,+                                                    8/11/98
   Return Before Taxes                                                          -16.34%        1.72%         7.31%       12.59%
   Return After Taxes                                                           -16.97%       -0.46%          N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares                  -9.70%       -1.09%          N/A          N/A

Mid Cap Growth Fund*,+                                              8/11/98
   Return Before Taxes                                                          -30.02%       -1.30%         6.67%       11.04%
   Return After Taxes                                                           -30.46%       -3.18%          N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares                 -17.75%       -0.83%          N/A          N/A

International Equity Fund+                                          10/9/98
   Return Before Taxes                                                          -14.30%       -1.97%          N/A         2.15%
   Return After Taxes                                                           -14.72%       -3.85%          N/A         0.52%
   Return After Taxes on  Distributions and Sale of Fund Shares                  -8.76%       -1.84%          N/A         1.35%

Intermediate Bond Fund                                              11/2/92
   Return Before Taxes                                                            6.15%        6.20%          N/A         6.19%

                                      -79-

   Return After Taxes                                                           4.08%        3.81%         N/A         3.71%
   Return After Taxes on  Distributions and Sale of Fund Shares                 3.72%        3.75%         N/A         3.70%

Bond Fund                                                           3/20/95
   Return Before Taxes                                                          5.06%        6.17%         N/A         7.29%
   Return After Taxes                                                           2.91%        3.43%         N/A         4.38%
   Return After Taxes on  Distributions and Sale of Fund Shares                 3.06%        3.58%         N/A         4.40%

U.S. Government Bond Fund*,+                                        8/11/98
   Return Before Taxes                                                          7.55%        6.43%        5.70%        6.25%
   Return After Taxes                                                           5.99%        4.39%         N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares                 4.59%        4.13%         N/A          N/A

Intermediate Municipal Bond Fund                                    12/16/92
   Return Before Taxes                                                          6.00%        5.11%         N/A         5.39%
   Return After Taxes                                                           5.37%        4.94%         N/A         5.29%
   Return After Taxes on  Distributions and Sale of Fund Shares                 5.30%        4.87%         N/A         5.16%

Ohio Municipal Bond Fund*,+                                         8/11/98
   Return Before Taxes                                                          5.86%        4.66%        4.78%        5.11%
   Return After Taxes                                                           5.86%        4.60%         N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares                 5.04%        4.52%         N/A          N/A

Technology Fund                                                      6/5/00
   Return Before Taxes                                                          -46.48%         N/A          N/A       -44.62%
   Return After Taxes                                                           -46.48%         N/A          N/A       -44.72%
   Return After Taxes on  Distributions and Sale of Fund Shares                 -28.54%         N/A          N/A       -32.85%

Government Money Market Fund                                        7/10/91
   Return Before Taxes                                                            1.79%        4.40%        4.31%        4.31%

Prime Money Market Fund                                             6/14/89
   Return Before Taxes                                                            2.02%        4.59%        4.43%        4.94%

Municipal Money Market Fund                                         9/7/83
   Return Before Taxes                                                            1.45%        2.73%        2.57%        3.53%

U.S. Treasury Money Market Fund                                     12/12/88
   Return Before Taxes                                                            1.92%        4.51%        4.39%        5.04%

Institutional Government Money Market Fund                          6/2/97
   Return Before Taxes                                                            2.05%        4.60%         N/A         4.63%

Institutional Money Market Fund                                     4/11/00
   Return Before Taxes                                                            2.31%         N/A          N/A         4.29%

Michigan Municipal Money Market Fund                                6/3/91
   Return Before Taxes                                                            1.41%        2.83%        2.79%        2.87%

International GDP Fund                                              12/4/92
   Return Before Taxes                                                          -18.66%       -5.37%         N/A         3.72%
   Return After Taxes                                                           -19.51%       -6.40%         N/A         2.71%
   Return After Taxes on  Distributions and Sale of Fund Shares                 -10.69%       -4.10%         N/A         2.93%


Small Cap Growth Fund                                               11/2/92
   Return Before Taxes                                                          -20.80%       -1.27%         N/A         8.17%
   Return After Taxes                                                           -21.30%       -2.29%         N/A         6.81%
   Return After Taxes on  Distributions and Sale of Fund Shares                 -12.11%       -1.00%         N/A         6.46%

                                      -80-

Equity Index Fund                                                   11/2/92
   Return Before Taxes                                                          -23.82%        0.14%          N/A         9.84%
   Return After Taxes                                                           -24.13%       -0.43%          N/A         8.48%
   Return After Taxes on  Distributions and Sale of Fund Shares                 -14.60%       -0.02%          N/A         7.66%

Large Cap Core Fund                                                 11/2/92
   Return Before Taxes                                                          -24.07%       -0.93%          N/A         8.38%
   Return After Taxes                                                           -24.58%       -2.53%          N/A         6.26%
   Return After Taxes on  Distributions and Sale of Fund Shares                 -14.32%       -0.67%          N/A         6.43%

Short Term Bond Fund                                                11/2/92
   Return Before Taxes                                                            4.96%        5.88%          N/A         5.43%
   Return After Taxes                                                             2.97%        3.57%          N/A         3.18%
   Return After Taxes on  Distributions and Sale of Fund Shares                   3.01%        3.54%          N/A         3.21%

Michigan Municipal Bond Fund                                        5/3/93
   Return Before Taxes                                                            5.65%        4.64%          N/A         4.53%
   Return After Taxes                                                             5.50%        4.59%          N/A         4.50%
   Return After Taxes on  Distributions and Sale of Fund Shares                   4.95%        4.51%          N/A         4.41%

Municipal Bond Fund                                                 3/20/95
   Return Before Taxes                                                            6.57%        5.43%          N/A         6.18%
   Return After Taxes                                                             5.86%        5.22%          N/A         5.96%
   Return After Taxes on  Distributions and Sale of Fund Shares                   5.86%        5.15%          N/A         5.79%

Multi Cap Value Fund+                                               3/31/99
   Return Before Taxes                                                          -14.51%        3.26%        10.84%       10.80%
   Return After Taxes                                                           -15.56%        1.23%         8.15%        8.51%
   Return After Taxes on  Distributions and Sale of Fund Shares                  -8.10%        2.15%         7.91%        8.18%

Micro Cap Value Fund+                                               2/1/98
   Return Before Taxes                                                           -2.64%         N/A           N/A         7.76%
   Return After Taxes                                                            -2.64%         N/A           N/A         6.58%
   Return After Taxes on  Distributions and Sale of Fund Shares                  -1.62%         N/A           N/A         5.86%

Strategic Income Fund+                                              9/1/98
   Return Before Taxes                                                            6.90%        6.60%         7.02%        7.86%
   Return After Taxes                                                             4.63%        3.56%         4.01%        5.11%
   Return After Taxes on  Distributions and Sale of Fund Shares                   4.19%        3.73%         4.09%        5.07%

Worldwide Fund+                                                     1/30/98
   Return Before Taxes                                                          -14.91%        4.77%          N/A         8.19%
   Return After Taxes                                                           -14.91%        2.24%          N/A         5.56%
   Return After Taxes on  Distributions and Sale of Fund Shares                  -9.16%        3.04%          N/A         5.66%


* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund, Mid Cap Growth Fund and U.S. Government Bond Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.

Institutional Shares -- Average Annual Total Returns for the Period Ending July 31, 2002
-------------------------- ------------ ----------------- ----------- ------------ ---------------- ---------------
                             Quality      Disciplined     Balanced      Mid Cap         U.S.             Ohio
                             Growth     Large Cap Value     Fund:       Growth       Government       Municipal
                              Fund:          Fund:         9 YEARS       Fund:       Bond Fund:       Bond Fund:
                             9 YEARS        4 YEARS                     9 YEARS        9 YEARS         8 YEARS
-------------------------- ------------ ----------------- ----------- ------------ ---------------- ---------------
Return Before Taxes           9.00%          -2.01%         7.73%        7.01%          5.68%           5.26%
-------------------------- ------------ ----------------- ----------- ------------ ---------------- ---------------
Return After Taxes            7.71%          -3.82%         5.91%        5.56%          3.50%           5.22%
-------------------------- ------------ ----------------- ----------- ------------ ---------------- ---------------
Return After Taxes on
Distributions and Sale
of Fund Shares                7.63%          -1.96%         6.00%        5.90%          3.42%           5.06%
-------------------------- ------------ ----------------- ----------- ------------ ---------------- ---------------

+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.


                                 CLASS A SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIOD ENDED JULY 31, 2002

                                                                    INCEPTION                                            SINCE
FUND NAME                                                             DATE      1 YEAR         5 YEARS      10 YEARS     INCEPTION
Quality Growth Fund*                                                11/20/92
   Without Load Before Taxes                                                    -28.08%        -0.51%        8.07%       12.34%
   With Load Before Taxes                                                       -31.66%        -1.52%        7.51%       12.05%
   Return After Taxes with load                                                 -32.09%        -3.10%         N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -18.76%        -0.89%         N/A          N/A

Disciplined Large Cap Value Fund*                                   1/27/97

                                      -81-

   Without Load Before Taxes                                                    -13.24%        1.73%        7.72%       11.58%
   With Load Before Taxes                                                       -17.58%        0.69%        7.17%       11.29%
   Return After Taxes with load                                                 -18.47%         N/A          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -10.01%         N/A          N/A          N/A

Large Cap Opportunity Fund                                          3/4/85
   Without Load Before Taxes                                                    -29.27%       -6.18%        5.56%        9.31%
   With Load Before Taxes                                                       -32.81%       -7.14%        5.02%        8.99%
   Return After Taxes with load                                                 -32.81%       -8.56%        2.48%        6.86%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -20.14%       -5.77%        3.04%        6.76%

Balanced Fund*                                                      11/20/92
   Without Load Before Taxes                                                    -16.53%        1.52%        7.21%       12.53%
   With Load Before Taxes                                                       -20.69%        0.48%        6.66%       12.24%
   Return After Taxes with load                                                 -21.27%       -1.62%         N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -12.39%        0.13%         N/A          N/A

Mid Cap Growth Fund*                                                11/20/92
   Without Load Before Taxes                                                    -30.21%       -1.53%        6.55%       10.96%
   With Load Before Taxes                                                       -33.71%       -2.54%        6.00%       10.64%
   Return After Taxes with load                                                 -34.13%       -4.40%         N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -20.05%       -1.81%         N/A          N/A

International Equity Fund                                           8/18/94
   Without Load Before Taxes                                                    -14.23%      -2.11%          N/A         2.05%
   With Load Before Taxes                                                       -18.47%      -3.11%          N/A         1.39%
   Return After Taxes with load                                                 -18.87%      -4.92%          N/A        -0.20%
   Return After Taxes on Distributions and Sale of
    Fund Shares with load                                                       -11.33%      -2.70%          N/A         0.75%

Intermediate Bond Fund                                              11/25/92
   Without Load Before Taxes                                                      5.78%       5.92%          N/A         5.94%
   With Load Before Taxes                                                         2.07%       5.17%          N/A         5.56%
   Return After Taxes with load                                                   0.19%       3.72%          N/A         3.19%
   Return After Taxes on Distributions and Sale of
    Fund Shares with load                                                         1.23%       3.64%          N/A         3.23%

Bond Fund                                                           3/22/95
   Without Load Before Taxes                                                      4.91%       5.92%          N/A         7.03%
   With Load Before Taxes                                                        -0.11%       4.89%          N/A         6.32%
   Return After Taxes with load                                                  -2.06%       2.27%          N/A         3.53%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -0.11%       2.59%          N/A         3.66%

U.S. Government Bond Fund*                                          11/20/92
   Without Load Before Taxes                                                      7.42%       6.25%         5.61%        6.20%
   With Load Before Taxes                                                         2.33%       5.22%         5.10%        5.89%
   Return After Taxes with load                                                   0.93%       3.28%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         1.39%       3.18%          N/A          N/A

Intermediate Municipal Bond Fund                                    12/18/92
   Without Load Before Taxes                                                      5.74%       4.84%          N/A         5.17%
   With Load Before Taxes                                                         2.05%       4.09%          N/A         4.78%
   Return After Taxes with load                                                   1.19%       3.88%          N/A         4.65%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         2.48%       3.93%          N/A         4.57%

                                                                    INCEPTION                                            SINCE
FUND NAME                                                             DATE       1 YEAR        5 YEARS     10 YEARS      INCEPTION
Ohio Municipal Bond Fund*                                           5/27/93
   Without Load Before Taxes                                                       5.50%      4.46%        4.68%         5.04%
   With Load Before Taxes                                                          0.52%      3.45%        4.17%         4.72%
   Return After Taxes with load                                                    0.52%      3.40%         N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                          1.60%      3.48%         N/A           N/A

                                                                    INCEPTION                                            SINCE
FUND NAME                                                             DATE          1 YEAR        5 YEARS     10 YEARS   INCEPTION
Technology Fund                                                     6/5/00
   Without Load Before Taxes                                                       -46.67%       N/A          N/A       -44.76%
   With Load Before Taxes                                                          -49.31%       N/A          N/A       -46.06%
   Return After Taxes with load                                                    -49.31%       N/A          N/A       -46.15%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                          -30.28%       N/A          N/A       -33.76%

Government Money Market Fund+                                       11/25/91
   Without Load Before Taxes                                                         1.58%      4.24%        4.23%        4.23%

Prime Money Market Fund+                                            8/11/92
   Without Load Before Taxes                                                         1.77%      4.38%        4.32%        4.79%

Municipal Money Market Fund                                         9/7/83

                                      -82-

   Without Load Before Taxes                                                    1.38%        2.70%        2.55%           3.53%

Michigan Municipal Money Market Fund                                12/15/92
   Without Load Before Taxes                                                    1.25%        2.76%         N/A            2.75%

International GDP Fund                                              12/4/92
   Without Load Before Taxes                                                  -18.84%       -5.63%         N/A            3.43%
   With Load Before Taxes                                                     -22.91%       -6.60%         N/A            2.88%
   Return After Taxes with load                                               -23.72%       -7.61%         N/A            1.92%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                     -13.33%       -5.02%         N/A            2.26%

Small Cap Growth Fund                                               12/4/92
   Without Load Before Taxes                                                  -21.15%       -1.53%         N/A            7.29%
   With Load Before Taxes                                                     -25.08%       -2.53%         N/A            6.72%
   Return After Taxes with load                                               -25.56%       -3.51%         N/A            5.41%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                     -14.76%       -1.97%         N/A            5.23%

Equity Index Fund                                                   11/25/92
   Without Load Before Taxes                                                  -24.03%       -0.11%         N/A            9.40%
   With Load Before Taxes                                                     -27.84%       -1.14%         N/A            8.82%
   Return After Taxes with load                                               -28.11%       -1.62%         N/A            7.53%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                     -17.07%       -1.00%         N/A            6.79%

Large Cap Core Fund                                                 12/1/92
   Without Load Before Taxes                                                  -24.25%       -1.17%         N/A            7.89%
   With Load Before Taxes                                                     -28.04%       -2.18%         N/A            7.32%
   Return After Taxes with load                                               -28.50%       -3.70%         N/A            5.27%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                     -16.78%       -1.62%         N/A            5.54%

Short Term Bond Fund                                                12/4/92
   Without Load Before Taxes                                                    4.83%        5.74%         N/A            5.29%
   With Load Before Taxes                                                       1.13%        5.00%         N/A            4.90%
   Return After Taxes with load                                                -0.75%        2.76%         N/A            2.72%
   Return After Taxes on  Distributions and Sale of
   Fund Shares with load                                                        0.66%        2.85%         N/A            2.80%

Michigan Municipal Bond Fund                                        5/11/93
   Without Load Before Taxes                                                    5.51%        4.49%         N/A            4.37%
   With Load Before Taxes                                                       0.50%        3.48%         N/A            3.82%
   Return After Taxes with load                                                 0.36%        3.43%         N/A            3.79%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       1.67%        3.52%         N/A            3.79%

Municipal Bond Fund                                                 3/31/95
   Without Load Before Taxes                                                    6.31%        5.16%         N/A            5.93%
   With Load Before Taxes                                                       1.24%        4.14%         N/A            5.23%
   Return After Taxes with load                                                 0.56%        3.93%         N/A            5.00%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       2.41%        4.03%         N/A            4.92%

Multi Cap Value Fund+                                               8/13/01
   Without Load Before Taxes                                                  -14.82%        3.07%       10.73%          10.72%
   With Load Before Taxes                                                     -19.06%        2.02%       10.17%          10.27%
   Return After Taxes with load                                               -20.04%        0.04%        7.51%           8.01%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                     -10.93%        1.16%        7.33%           7.71%

Micro Cap Value Fund+                                               8/13/01
   Without Load Before Taxes                                                   -2.94%        N/A          N/A             7.69%
   With Load Before Taxes                                                      -7.81%        N/A          N/A             6.48%
   Return After Taxes with load                                                -7.81%        N/A          N/A             5.31%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                      -4.80%        N/A          N/A            -4.80%

* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund, Mid Cap Growth Fund and U.S. Government Bond Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.

    Class A Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
                            Quality     Disciplined    Balanced     Mid Cap          U.S.            Ohio
                            Growth       Large Cap       Fund:      Growth        Government      Municipal
                             Fund:      Value Fund:     9 YEARS      Fund:        Bond Fund:      Bond Fund:
                            9 YEARS       4 YEARS                   9 YEARS        9 YEARS        8 YEARS
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
Without Load Before Taxes    8.88%        -2.30%         7.63%       6.87%          5.59%          5.13%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
With Load Before Taxes       8.26%        -3.54%         7.02%       6.26%          5.02%          4.49%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
Return After Taxes With
Load                         6.98%        -5.23%         5.23%       4.81%          2.88%          4.46%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
Return After Taxes on
Distributions and Sale
of Fund Shares With Load     7.01%        -3.11%         5.40%       5.26%          2.90%          4.38%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------


+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.

                                 CLASS B SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIOD ENDED JULY 31, 2002
                                                                  INCEPTION                                          SINCE
FUND NAME                                                         DATE          1 YEAR        5 YEARS    10 YEARS    INCEPTION
Quality Growth Fund*,+                                            10/11/00
   Without Load Before Taxes                                                    -28.63%      -1.24%      7.43%       12.00%
   With Load Before Taxes                                                       -32.09%      -1.63%      7.43%       12.00%
   Return After Taxes with load                                                 -32.54%      -3.29%       N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -18.98%      -0.99%       N/A          N/A

Disciplined Large Cap Value Fund*,+                               10/11/00
   Without Load Before Taxes                                                    -13.84%       1.02%      7.09%       11.26%
   With Load Before Taxes                                                       -17.97%       0.64%      7.09%       11.26%
   Return After Taxes with load                                                 -18.72%        N/A        N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -10.23%        N/A        N/A          N/A

Large Cap Opportunity Fund+                                       10/11/00
   Without Load Before Taxes                                                    -30.25%      -7.00%      4.94%        8.94%
   With Load Before Taxes                                                       -33.73%      -7.36%      4.94%        8.94%
   Return After Taxes with load                                                 -33.73%      -8.56%      2.15%        6.21%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -20.71%      -5.74%      2.80%        6.19%

Balanced Fund*,+                                                  10/11/00
   Without Load Before Taxes                                                    -17.14%       0.76%      6.57%       12.19%
   With Load Before Taxes                                                       -21.18%       0.41%      6.57%       12.19%
   Return After Taxes with load                                                 -21.71%      -1.77%       N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -12.68%       0.05%       N/A          N/A

Mid Cap Growth Fund*,+                                            10/11/00
   Without Load Before Taxes                                                    -30.65%      -2.24%      5.92%       10.59%
   With Load Before Taxes                                                       -34.01%      -2.57%      5.92%       10.59%
   Return After Taxes with load                                                 -34.45%      -4.54%       N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -20.19%      -1.86%       N/A          N/A

International Equity Fund+                                        10/11/00
   Without Load Before Taxes                                                    -15.11%      -2.88%       N/A         1.26%
   With Load Before Taxes                                                       -19.31%      -3.21%       N/A         1.26%
   Return After Taxes with load                                                 -19.70%      -4.99%       N/A        -0.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -11.84%      -2.72%       N/A         0.60%

Intermediate Bond Fund+                                           10/29/01
   Without Load Before Taxes                                                      4.91%       5.11%       N/A         5.36%
   With Load Before Taxes                                                        -0.09%       4.78%       N/A         5.36%
   Return After Taxes with load                                                  -1.88%       2.40%       N/A         2.66%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -0.09%       2.60%       N/A         2.82%

Bond Fund+                                                        10/29/01
   Without Load Before Taxes                                                      3.99%       5.11%       N/A         6.21%
   With Load Before Taxes                                                        -1.01%       4.78%       N/A         6.21%
   Return After Taxes with load                                                  -2.79%       2.10%       N/A         3.38%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -0.62%       2.49%       N/A         3.57%

Intermediate Municipal Bond Fund+                                 10/29/01
   Without Load Before Taxes                                                      4.95%       4.07%       N/A         4.52%
   With Load Before Taxes                                                        -0.05%       3.73%       N/A         4.52%
   Return After Taxes with load                                                  -0.68%       3.53%       N/A         4.23%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         1.32%       3.70%       N/A         4.25%

                                                                   INCEPTION                                          SINCE
FUND NAME                                                            DATE        1 YEAR        5 YEARS    10 YEARS    INCEPTION
Ohio Municipal Bond Fund*,+                                        10/11/00
   Without Load Before Taxes                                                      4.76%         3.53%      4.04%       4.64%
   With Load Before Taxes                                                        -0.24%         3.18%      4.04%       4.64%
   Return After Taxes with load                                                  -0.24%         3.15%       N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         0.95%         3.22%       N/A          N/A

                                                                   INCEPTION                                          SINCE
FUND NAME                                                            DATE       1 YEAR        5 YEARS    10 YEARS     INCEPTION
Technology Fund                                                     6/5/00
   Without Load Before Taxes                                                    -47.08%        N/A        N/A       -45.20%
   With Load Before Taxes                                                       -49.73%        N/A        N/A       -45.96%
   Return After Taxes with load                                                 -49.73%        N/A        N/A       -46.06%

                                      -84-

   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -30.53%      N/A          N/A        -33.70%

Prime Money Market Fund+                                            10/11/00
   Without Load Before Taxes                                                      1.00%     3.55%        3.70%         4.23%
   With Load Before Taxes                                                        -4.00%     3.20%        3.70%         4.23%

International GDP Fund+                                             10/29/01
   Without Load Before Taxes                                                    -19.52%    -6.31%         N/A          2.87%
   With Load Before Taxes                                                       -23.36     -6.67%         N/A          2.87%
   Return After Taxes with load                                                 -24.15%    -7.68%         N/A          1.72%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -13.56%    -5.04%         N/A          2.13%

Small Cap Growth Fund+                                              10/29/01
   Without Load Before Taxes                                                    -21.65%    -2.26%         N/A          7.22%
   With Load Before Taxes                                                       -25.45%    -2.64%         N/A          7.22%
   Return After Taxes with load                                                 -25.93%    -3.62%         N/A          5.74%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -14.95%    -2.02%         N/A          5.55%

Equity Index Fund+                                                  10/29/01
   Without Load Before Taxes                                                    -24.59%    -0.85%         N/A          8.90%
   With Load Before Taxes                                                       -28.34%    -1.25%         N/A          8.90%
   Return After Taxes with load                                                 -28.59%    -1.81%         N/A          7.46%
   Return After Taxes on  Distributions and Sale of
   Fund Shares with load                                                        -17.38%    -1.11%         N/A          6.77%

Large Cap Core Fund+                                                10/29/01
   Without Load Before Taxes                                                    -24.95%    -1.95%         N/A          7.29%
   With Load Before Taxes                                                       -28.61%    -2.33%         N/A          7.29%
   Return After Taxes with load                                                 -29.09%    -3.86%         N/A          5.18%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -17.14%    -1.68%         N/A          5.51%

Michigan Municipal Bond Fund+                                       10/29/01
   Without Load Before Taxes                                                      4.54%     3.59%         N/A          3.68%
   With Load Before Taxes                                                        -0.46%     3.24%         N/A          3.68%
   Return After Taxes with load                                                  -0.59%     3.19%         N/A          3.39%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         0.93%     3.34%         N/A          3.48%

Municipal Bond Fund+                                                10/29/01
   Without Load Before Taxes                                                      5.30%     4.35%         N/A          5.10%
   With Load Before Taxes                                                         0.30%     4.01%         N/A          5.10%
   Return After Taxes with load                                                  -0.28%     3.80%         N/A          4.87%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         1.82%     3.97%         N/A          4.87%

Multi Cap Value Fund+                                               8/13/01
   Without Load Before Taxes                                                    -15.28%     2.96%       10.67%        10.67%
   With Load Before Taxes                                                       -19.31%     2.68%       10.67%        10.67%
   Return After Taxes with load                                                 -20.31%     0.66%        8.01%         8.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -11.05%     1.69%        7.79%         8.08%

Micro Cap Value Fund+                                               8/13/01
   Without Load Before Taxes                                                     -3.46%      N/A          N/A          7.02%
   With Load Before Taxes                                                        -8.29%      N/A          N/A          6.67%
   Return After Taxes with load                                                  -8.29%      N/A          N/A          5.39%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -5.09%      N/A          N/A          4.88%


* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund and Mid Cap Growth Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.


                 Class B Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
--------------------------------- ------------ ------------------- ------------ ------------- ---------------
                                    Quality    Disciplined Large    Balanced      Mid Cap          Ohio
                                    Growth      Cap Value Fund:       Fund:     Growth Fund:    Municipal
                                     Fund:          4 YEARS          9 YEARS      9 YEARS       Bond Fund:
                                    9 YEARS                                                      8 YEARS
--------------------------------- ------------ ------------------- ------------ ------------- ---------------
Without Load Before Taxes            7.85%           -2.85%           6.61%        5.88%          3.98%
--------------------------------- ------------ ------------------- ------------ ------------- ---------------
With Load Before Taxes               7.85%           -3.43%           6.61%        5.88%          3.98%
--------------------------------- ------------ ------------------- ------------ ------------- ---------------
Return After Taxes With Load         6.91%           -4.87%           5.18%        4.77%          4.26%
--------------------------------- ------------ ------------------- ------------ ------------- ---------------
Return After Taxes on
Distributions and Sale of Fund
Shares With Load                     6.98%           -2.82%           5.37%        5.24%          4.22%
--------------------------------- ------------ ------------------- ------------ ------------- ---------------


+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.


                                 CLASS C SHARES
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIOD ENDED JULY 31, 2002
                                                                   INCEPTION                                          SINCE
FUND NAME                                                          DATE         1 YEAR        5 YEARS     10 YEARS    INCEPTION
Quality Growth Fund*,+                                              4/25/96
   Without Load Before Taxes                                                    -28.62%      -1.14%       7.32%        11.53%
   With Load Before Taxes                                                       -28.62%      -1.14%       7.32%        11.53%
   Return After Taxes with load                                                 -29.08%      -2.73%       N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -16.84%      -0.54%       N/A          N/A

Disciplined Large Cap Value Fund*,+                                 1/27/97
   Without Load Before Taxes                                                    -13.85%       1.11%       7.00%        10.79%
   With Load Before Taxes                                                       -13.85%       1.11%       7.00%        10.79%

                                      -85-

   Return After Taxes with load                                                 -14.61%         N/A         N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -7.69%         N/A         N/A           N/A

Large Cap Opportunity Fund+                                         3/9/98
   Without Load Before Taxes                                                    -29.82%       -7.09%        4.66%         8.44%
   With Load Before Taxes                                                       -29.82%       -7.09%        4.66%         8.44%
   Return After Taxes with load                                                 -29.82%       -8.25%        2.15%         6.21%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -18.31%       -5.51%        2.79%         6.19%

Balanced Fund*,+                                                    4/25/96
   Without Load Before Taxes                                                    -17.16%        0.89%        6.49%        11.74%
   With Load Before Taxes                                                       -17.16%        0.89%        6.49%        11.74%
   Return After Taxes with load                                                 -17.69%       -1.07%         N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -10.21%        0.55%         N/A           N/A

Mid Cap Growth Fund*,+                                              4/24/96
   Without Load Before Taxes                                                    -30.67%       -2.16%        5.82%        10.18%
   With Load Before Taxes                                                       -30.67%       -2.16%        5.82%        10.18%
   Return After Taxes with load                                                 -31.13%       -4.07%         N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -18.12%       -1.47%         N/A           N/A

International Equity Fund+                                          4/25/96
   Without Load Before Taxes                                                    -15.07%       -2.77%         N/A          1.53%
   With Load Before Taxes                                                       -15.07%       -2.77%         N/A          1.53%
   Return After Taxes with load                                                 -15.47%       -4.54%         N/A         -0.22%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -9.24%       -2.39%         N/A          0.74%

Intermediate Bond Fund+                                             10/29/01
   Without Load Before Taxes                                                      5.01%        5.13%         N/A          5.13%
   With Load Before Taxes                                                         5.01%        5.13%         N/A          5.13%
   Return After Taxes with load                                                   3.16%        2.77%         N/A          2.66%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         2.98%        2.89%         N/A          2.82%

Bond Fund+                                                          10/29/01
   Without Load Before Taxes                                                      3.97%        5.11%         N/A          6.21%
   With Load Before Taxes                                                         3.97%        5.11%         N/A          6.21%
   Return After Taxes with load                                                   2.18%        2.45%         N/A          3.38%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         2.43%        2.76%         N/A          3.57%

U.S. Government Bond Fund*,+                                        4/24/96
   Without Load Before Taxes                                                      6.53%        5.50%        4.83%         5.41%
   With Load Before Taxes                                                         6.53%        5.50%        4.83%         5.41%
   Return After Taxes with load                                                   5.34%        3.79%         N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         3.97%        3.55%         N/A           N/A

Intermediate Municipal Bond Fund+                                   10/29/01
   Without Load Before Taxes                                                      4.96%        4.07%         N/A          4.35%
   With Load Before Taxes                                                         4.96%        4.07%         N/A          4.35%
   Return After Taxes with load                                                   4.33%        3.88%         N/A          4.23%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         4.40%        3.98%         N/A          4.26%

                                                                    INCEPTION                                            SINCE
FUND NAME                                                             DATE       1 YEAR         5 YEARS      10 YEARS    INCEPTION
Ohio Municipal Bond Fund*,+                                         4/24/96
   Without Load Before Taxes                                                      4.71%        3.77%        3.94%         4.28%
   With Load Before Taxes                                                         4.71%        3.77%        3.94%         4.28%
   Return After Taxes with load                                                   4.71%        3.71%         N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         3.98%        3.65%         N/A           N/A

                                                                    INCEPTION                                            SINCE
FUND NAME                                                             DATE       1 YEAR         5 YEARS      10 YEARS    INCEPTION
Technology Fund                                                     6/5/00
   Without Load Before Taxes                                                    -47.02%         N/A          N/A        -45.18%
   With Load Before Taxes                                                       -47.02%         N/A          N/A        -45.18%
   Return After Taxes with load                                                 -47.02%         N/A          N/A        -45.27%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -28.87%         N/A          N/A        -33.21%

International GDP Fund+                                             10/29/01
   Without Load Before Taxes                                                    -19.47%       -6.30%         N/A          2.69%
   With Load Before Taxes                                                       -19.47%       -6.30%         N/A          2.69%
   Return After Taxes with load                                                 -20.23%       -7.34%         N/A          1.73%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -11.16%       -4.80%         N/A          2.13%

Small Cap Growth Fund+                                              10/29/01
   Without Load Before Taxes                                                    -21.65%       -2.26%         N/A          7.09%

                                      -86-

   With Load Before Taxes                                                       -21.65%      -2.26%          N/A          7.09%
   Return After Taxes with load                                                 -22.13%      -3.28%          N/A          5.74%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -12.61%      -1.76%          N/A          5.55%

Equity Index Fund+                                                  10/29/01
   Without Load Before Taxes                                                    -24.58%      -0.85%          N/A          8.76%
   With Load Before Taxes                                                       -24.58%      -0.85%          N/A          8.76%
   Return After Taxes with load                                                 -24.82%      -1.41%          N/A          7.47%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -15.07%      -0.80%          N/A          6.77%

Large Cap Core Fund+                                                10/29/01
   Without Load Before Taxes                                                    -24.77%      -1.90%          N/A          7.32%
   With Load Before Taxes                                                       -24.77%      -1.90%          N/A          7.32%
   Return After Taxes with load                                                 -25.24%      -3.50%          N/A          5.20%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -14.79%      -1.42%          N/A          5.53%

Michigan Municipal Bond Fund+                                       10/29/01
   Without Load Before Taxes                                                      4.61%       3.61%          N/A          3.50%
   With Load Before Taxes                                                         4.61%       3.61%          N/A          3.50%
   Return After Taxes with load                                                   4.48%       3.55%          N/A          3.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         4.07%       3.63%          N/A          3.49%

Municipal Bond Fund+                                                10/29/01
   Without Load Before Taxes                                                      5.36%       4.36%          N/A          5.11%
   With Load Before Taxes                                                         5.36%       4.36%          N/A          5.11%
   Return After Taxes with load                                                   4.76%       4.16%          N/A          4.88%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         4.90%       4.25%          N/A          4.87%

Multi Cap Value Fund+                                               8/13/01
   Without Load Before Taxes                                                    -15.26%       2.96%        10.67%        10.67%
   With Load Before Taxes                                                       -15.26%       2.96%        10.67%        10.67%
   Return After Taxes with load                                                 -16.26%       0.97%         8.01%         8.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -8.56%       1.93%         7.79%         8.08%

Micro Cap Value Fund+                                               8/13/01
   Without Load Before Taxes                                                     -3.45%        N/A           N/A          7.34%
   With Load Before Taxes                                                        -3.45%        N/A           N/A          7.34%
   Return After Taxes with load                                                  -3.45%        N/A           N/A          6.17%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -2.12%        N/A           N/A          5.52%

Strategic Income Fund+                                              10/29/01
   Without Load Before Taxes                                                      5.54%       6.20%         6.81%         7.74%
   With Load Before Taxes                                                         5.54%       6.20%         6.81%         7.74%
   Return After Taxes with load                                                   3.59%       3.26%         3.86%         5.02%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         3.37%       3.46%         3.96%         4.99%

Worldwide Fund+                                                     10/29/01
   Without Load Before Taxes                                                    -15.74%       4.25%          N/A          7.85%
   With Load Before Taxes                                                       -15.74%       4.25%          N/A          7.85%
   Return After Taxes with load                                                 -15.74%       1.77%          N/A          5.26%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -9.66%       2.67%          N/A          5.41%

Prime Money Market Fund+                                            5/1/02
   Without Load Before Taxes                                                      1.07%       3.56%         3.40%         3.90%
   With Load Before Taxes                                                         1.07%       3.56%         3.40%         3.90%


* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund, Mid Cap Growth Fund and U.S. Government Bond Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.


       Class C Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
                            Quality     Disciplined    Balanced     Mid Cap        U.S.            Ohio
                            Growth       Large Cap       Fund:      Growth       Government      Municipal
                             Fund:      Value Fund:     9 YEARS      Fund:       Bond Fund:      Bond Fund:
                            9 YEARS       4 YEARS                   9 YEARS        9 YEARS        8 YEARS
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
Without Load Before Taxes    8.12%        -2.87%         6.82%       6.07%          4.74%          4.35%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
With Load Before Taxes       8.12%        -2.87%         6.82%       6.07%          4.74%          4.35%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
Return After Taxes With

Load                         6.99%        -4.38%         5.30%       4.73%          2.91%          4.40%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------
Return After Taxes on
Distributions and Sale
of Fund Shares With Load     7.06%        -2.49%         5.43%       5.24%          2.88%          4.27%
-------------------------- ---------- ---------------- ----------- ----------- ---------------- -------------


+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.



                                 ADVISOR SHARES
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIOD ENDED JULY 31, 2002
                                                                    INCEPTION                                            SINCE
FUND NAME                                                            DATE        1 YEAR        5 YEARS       10 YEARS    INCEPTION
Quality Growth Fund*,+                                              10/29/01
   Return Before Taxes                                                          -28.24%      -0.75%         7.80%        12.11%
   Return After Taxes                                                           -28.69%      -2.34%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares                                                                 -16.62%      -0.27%          N/A          N/A

Balanced Fund*,+                                                    10/29/01

   Return Before Taxes                                                          -16.75%       1.27%       6.94%          12.26%
   Return After Taxes with load                                                 -17.40%      -1.06%        N/A            N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -9.99%       0.60%        N/A            N/A

Mid Cap Growth Fund*,+                                              10/29/01
   Return Before Taxes                                                          -30.32%      -1.77%       6.29%          10.68%
   Return After Taxes with load                                                 -30.77%      -3.65%        N/A            N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -17.93%      -1.19%        N/A            N/A

Bond Fund+                                                          10/29/01
   Return Before Taxes                                                            4.69%       5.67%        N/A            6.77%
   Return After Taxes with load                                                   2.61%       2.95%        N/A            3.89%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         2.81%       3.18%        N/A            3.99%

Technology Fund+                                                    10/29/01
   Return Before Taxes                                                          -46.81%        N/A         N/A          -44.90%
   Return After Taxes with load                                                 -46.80%        N/A         N/A          -44.99%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -28.73%        N/A         N/A          -33.03%

Prime Money Market Fund+                                            10/29/01
   Return Before Taxes                                                            1.65%       4.08%       3.91%           4.42%

Small Cap Growth Fund+                                              10/29/01
   Return Before Taxes                                                          -21.23%      -1.76%        N/A            7.63%
   Return After Taxes with load                                                 -21.74%      -2.80%        N/A            6.27%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -12.38%      -1.39%        N/A            6.00%

Equity Index Fund+                                                  10/29/01
   Return Before Taxes                                                          -24.11%      -0.33%        N/A            9.32%
   Return After Taxes with load                                                 -24.41%      -0.91%        N/A            8.01%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                       -14.78%      -0.40%        N/A            7.25%

Municipal Bond Fund+                                                10/29/01
   Return Before Taxes                                                            6.04%       4.92%        N/A            5.67%
   Return After Taxes with load                                                   5.47%       4.71%        N/A            5.43%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         5.52%       4.73%        N/A            5.34%

Multi Cap Value Fund                                                9/30/89
   Return Before Taxes                                                          -14.97%       3.03%       10.71%         10.70%
   Return After Taxes with load                                                 -15.90%       1.06%        8.06%          8.44%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -8.39%       1.99%        7.82%          8.11%

Micro Cap Value Fund                                                2/1/98
   Return Before Taxes                                                           -3.17%       N/A          N/A            7.40%
   Return After Taxes with load                                                  -3.17%       N/A          N/A            6.24%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -1.94%       N/A          N/A            5.58%

Strategic Income Fund                                               3/10/85
   Return Before Taxes                                                            6.35%      6.36%        6.90%           7.79%
   Return After Taxes with load                                                   4.26%      3.39%        3.93%           5.06%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                         3.85%      3.58%        4.01%           5.03%

Worldwide Fund                                                      4/30/93
   Return Before Taxes                                                          -15.33%      4.36%         N/A            7.90%
   Return After Taxes with load                                                 -15.33%      1.86%         N/A            5.31%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                                        -9.41%      2.75%         N/A            5.46%


* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund and Mid Cap Growth Fund's commencement of operations on November 20, 1992. The actual performance without these accounts would be as follows.

       Advisor Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
---------------------------------------------------- ------------------- --------------- --------------------
                                                       Quality Growth    Balanced Fund:    Mid Cap Growth
                                                           Fund:            9 YEARS             Fund:
                                                          9 YEARS                              9 YEARS
---------------------------------------------------- ------------------- --------------- --------------------
Return Before Taxes                                        8.61%             7.11%              6.61%
---------------------------------------------------- ------------------- --------------- --------------------
Return After Taxes                                         7.42%             5.51%              5.25%
---------------------------------------------------- ------------------- --------------- --------------------
Return After Taxes on Distributions and Sale of
Fund Shares                                                7.40%             5.66%              5.65%
---------------------------------------------------- ------------------- --------------- --------------------


+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.



                                 SERVICE SHARES
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIOD ENDED JULY 31, 2002
                                                                                                                         SINCE
FUND NAME                                                           1 YEAR            5 YEARS           10 YEARS       INCEPTION
U.S. Treasury Money Market Fund
   Return Before Taxes                                                1.68%             4.24%             4.13%            4.78%

Institutional Money Market Fund
   Return Before Taxes                                                2.05%              N/A               N/A             4.12%

Institutional Government Money Market Fund
   Return Before Taxes                                                1.81%             4.35%              N/A             4.39%

                                      -88-

YIELD

In addition to total returns, the Funds may advertise yields for each of the share classes. The 30-day SEC yield for the 30 days ended July 31, 2002 were as follows:

FUND NAME                                                        INSTITUTIONAL   ADVISOR       CLASS A      CLASS B     CLASS C
Intermediate Bond Fund                                           3.87%           N/A           3.62%        2.86%       2.87%
Bond Fund                                                        4.10%           3.57%         3.85%        3.09%       3.10%
U.S. Government Bond Fund                                        2.83%           N/A           2.58%        N/A         1.84%
Intermediate Municipal Bond Fund                                 2.38%           N/A           2.14%        1.39%       1.39%
Ohio Municipal Bond Fund                                         2.50%           N/A           2.25%        1.51%       1.51%
Short Term Bond Fund                                             3.38%           N/A           3.21%        N/A         N/A
Michigan Municipal Bond Fund                                     2.36%           N/A           2.21%        1.36%       1.38%
Municipal Bond Fund                                              3.44%           2.94%         3.17%        2.44%       2.44%

For each share class, the yield for a Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD

The Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may also advertise tax- equivalent yield. The tax-equivalent yield for the Ohio Municipal Bond Fund for the 30-day period ended July 31, 2002, was 4.07% for Institutional shares, 3.66% for Class A shares, and 2.46% for Class B and Class C shares, while the tax-equivalent yield for the Intermediate Municipal Bond Fund for the 30-day period ended July 31, 2002, was 3.88% for Institutional shares, 3.49% for Class A shares, and 2.26% for Class B and Class C shares. The tax-equivalent yield for the Michigan Municipal Bond Fund for the 30-day period ended July 31, 2002, was 3.84% for Institutional shares, 3.60% for Class A shares, 2.21% for Class B shares, and 2.25% for Class C shares, while the tax-equivalent yield for the Municipal Bond Fund for the 30-day period ended July 31, 2002, was 5.60% for the Institutional shares, 5.16% for Class A shares, 13.97% for Class B and Class C shares and 4.79% for Advisor shares. The tax-equivalent yield of a Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 38.60% tax rate and assuming that income is 100% tax-exempt.

                             PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates and market value of portfolio securities; changes in each Fund's expenses; and various other factors.

Each Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return as described above.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

o Consumer Price Index is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles.

o Dow Jones Industrial Average (the "DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole. (Quality Growth, Balanced, Mid Cap Growth, and Disciplined Large Cap Value Funds)

o Europe, Australia, and Far East ("EAFE") is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. EAFE is monitored by Capital International, S.A., Geneva, Switzerland. (International Equity Fund)

o Lehman Brothers Municipal Bond Index is an unmanaged broad market performance benchmark for the tax-exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

o Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

o Lehman Brothers 5-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities not less than four years but no more than six years, are investment grade and are selected from issues larger than $50 million dated since 1984. (Ohio Municipal Bond and Municipal Bond Funds)

o Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation, and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. (Government Securities, Balanced, Bond, and Intermediate Bond Funds)

o Lehman Brothers Government/Credit (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc., the index calculates total returns for one-month, three- month, twelve-month and ten-year periods and year-to-date. (Government Bond, Balanced, Bond, and Intermediate Bond Funds)

o Lehman Brothers Government/Credit Bond Index is an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

o Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

o Lehman Brothers 3-Year General Obligations Index is an unmanaged index investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than four years.

o Lehman Brothers 5-Year General Obligations Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

o Lehman Brothers 7-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities between seven and eight years, are investment grade and are selected from issues larger than $50 million dated since 1984. (Ohio Municipal Bond and Municipal Bond Funds)

o Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the applicable funds category in advertising and sales literature. (All Funds)

o Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and
     4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one-, three-, six-, and twelve-month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation. (U.S. Government Bond Fund)

o Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, non-convertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better). (Balanced, Bond, and Intermediate Bond Funds)

o Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, non-convertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better). (Balanced, Bond and Intermediate Bond Funds)

o Merrill Lynch 1-3 Year Government Corporate Index is an unmanaged index which measures the performance of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

o Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date. (Government Bond Fund)

o Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date. (Government Bond Fund)

o Merrill Lynch 100 Technology Index is an unmanaged equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depository Receipts.

o Morningstar, Inc., an independent rating service, is the publisher of the bi- weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. (All Funds)

o Salomon Brothers AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high-grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and issued by companies in industry, public utilities, and finance. (Balanced, Bond, and Intermediate Bond Funds)

o Salomon Brothers 3-5 Year Government Index quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1. (Government Bond Fund)

o S&P/BARRA Growth Index is a sub-index of the S&P 500 composite index of common stocks. The index represents approximately fifty percent of the S&P 500 market capitalization and is comprised of those companies with higher price-to- book ratios (one distinction associated with "growth stocks"). The index is maintained by S&P in conjunction with BARRA, an investment technology firm. (Quality Growth, Balanced, Mid Cap Growth, and Disciplined Large Cap Value Funds)

o S&P Mid Cap Growth 400 Index is comprised of the 400 common stocks issued by medium- sized domestic companies whose market capitalizations range from $200 million to $5 billion. The stocks are selected on the basis of the issuer's market size, liquidity and industry group representation. (Mid Cap Growth Fund)

o Standard & Poor's Ratings Group Daily Stock Price Indices of 500 and 400 Common Stocks are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P indices assume reinvestment of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures. (Quality Growth, Balanced, Mid Cap Growth, Large Cap Opportunity, and Disciplined Large Cap Value Funds)

o Standard & Poor's 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

o Standard & Poor's Mid Cap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

o Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 index of common stocks. The Mid Cap 750 index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization. The index ranges in market capitalization from $400 million to $1.7 billion. (Mid Cap Growth Fund)

o Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

o Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

o Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities of not less than four years but no more than six years.

o Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

o Lehman Brothers Intermediate Credit Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC-registered corporate debt. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies.

o Lehman Brothers Intermediate Government Bond Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

o Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates 22 years.

o Lipper Multi-Cap Value Funds Index is comprised of the top 25 to 30 managed mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

o Lipper Small-Cap Value Funds Index is comprised of the top 25 to 30 managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P SuperComposite 1500 Index.

o Lipper Science & Technology Funds Index is comprised of the top 25 to 30 managed mutual funds that invests 65% of its equity portfolio in science and technology stocks

o The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed country global stock markets including the

     United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity.

o Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region.

o Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America.

o Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing the stock markets of 23 countries, comprising 1482 securities-with values expressed in U.S. dollars.

o Morgan Stanley Capital International Pacific Rim Index is an unmanaged index representative of stocks in their respective regions.

o Morgan Stanley High Tech Index is an unmanaged index generally representative of the high-tech sector of the U.S. stock market.

o Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies.

o Russell 1000 Growth Index is an unmanaged index that measures the performance of the securities found in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

o Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 of the largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

o Russell 1000 Value Index is comprised of the securities found in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

o Russell 2000 Growth Index is an unmanaged index comprised of the securities found in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

o Russell 2000 Value Index is an unmanaged index comprised of the securities found in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

o Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o Russell 3000 Value Index is an unmanaged index that measures the performance of the companies found in the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

o Russell Midcap Growth Index is an unmanaged index that measures the performance of the companies found in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index.

o Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies found in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values.

o Ryan Labs Treasury Index is an equal weighted index of all Treasuries having maturities longer than one year.

o Value Line Arithmetic Index is an equal weighted index of more than 1,700 stocks followed by Value Line Publishing, Inc.

o 91-day Treasury Bill return tracks the investment return paid on U.S. Treasury bills maturing in 91 days.

o 90-Day U. S. Treasury Bills (represented by the U.S. Treasury Bill Total Return Index) are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.


Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly/quarterly reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the sales load.

                              FINANCIAL STATEMENTS

The financial statements and related independent auditor's report for the Funds for the fiscal year ended July 31, 2002 are incorporated herein by reference to the Annual Report to Shareholders of the Fifth Third Funds dated July 31, 2002 and the Semi-Annual Report to Shareholders of the Fifth Third Funds dated January 31, 2002 (File Nos. 33-24848 and 811-5669). Financial statements and related independent auditor's report for the Strategic Income Fund (formerly the Maxus Income Fund, File Nos. 2-94197 and 811-4144), Worldwide Fund (formerly the Maxus Laureate Fund, File Nos. 33-58514 and 811-7516), Multi Cap Value Fund (formerly the Maxus Equity Fund, File Nos. 33-30003 and 811-5865) and Micro Cap Value Fund (formerly part of the Maxfund Trust, File Nos. 333-41555 and 811-8499) for the fiscal year ended December 31, 2001 are incorporated herein by reference to the Annual Reports of the foregoing Funds dated December 31, 2001. Copies of the Annual Reports and Semi-Annual Report may be obtained without charge by contacting the Trust at the address located on the back cover of the prospectus.

The December 31, 2001 fiscal year end financial statements referred to above were audited by Arthur Andersen LLP as were those financial highlights specified as having been audited by that firm in the Trust's current prospectuses. The Securities Act of 1933 at Section 11 includes specific provisions relating to the liability of auditors who have consented to use of such materials in connection with a registration statement. Arthur Andersen LLP has not issued such a consent with respect to the Post-Effective Amendment to the Trust's registration statement that includes both this SAI and the corresponding prospectuses of the Trust dated November 30, 2002. The lack of such a consent may limit the ability of shareholders to recover from Arthur Andersen LLP pursuant to a claim brought under a theory of liability based on Section 11 of the Securities Act of 1933.

The Funds of Funds are newly offered and do not have a financial history.

                                    APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE AND MUNICIPAL BOND RATING
DEFINITIONS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications,

MOODY'S INVESTORS SERVICE, INC. CORPORATE AND MUNICIPAL BOND RATING DEFINITIONS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD AND POOR'S RATINGS GROUP MUNICIPAL NOTE RATING DEFINITIONS

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE SHORT-TERM LOAN RATING DEFINITIONS

MIG1/VMIGI--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F- I + and F- 1 categories.

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

Prime-1 --Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

o    Leading market positions in well-established industries.

o    High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Declaration of Trust of the Registrant including Amendments No. 1 through 7 (incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed February 28, 1995)

     (i) Amendment No. 8 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-lA filed on or about October 28, 1996).
     (ii) Amendment No. 9 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 18 on Form N-1A filed on or about October 1, 1996).
     (iii) Amendment No. 10 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed on or about September 30, 1997).
     (iv) Amendment No. 11 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed on or about January 21, 1998).
     (v) Amendment No. 12 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed on or about October 30, 1998).
     (vi) Amendment No. 13 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed on or about October 30, 1998).
    (vii) Amendment No. 14 to the Declaration of Trust (incorporated by reference to Registrants Post-Effective Amendment No. 29 on Form N-1A filed on or about October 1, 1999).
   (viii) Amendment No. 15 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed on or about March 15, 2000).
     (ix) Amendment No. 16 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 33 on Form N-1A filed on or about June 14, 2000).
     (x) Amendment No. 17 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 42 on Form N-1A filed on or about April 24, 2002).
     (xi) Amendment No. 18 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).
    (xii) Form of Amendment No. 19 to the Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

(b) By-Laws of the Registrant (incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed February 28, 1995).

(c) Rights of Shareholders. The following portions of the Registrant's Declaration of Trust define the rights of Shareholders.

                                   ARTICLE III

                               BENEFICIAL INTEREST

Section 1. Shares of Beneficial Interest.

     The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value. Subject to the provisions of
     Section 5 of this Article III, each Share shall have voting rights as provided in Article VIII hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article X, Section 1 hereof. The Shares of any Series may be issued in two or more Classes, as the Trustees may authorize pursuant to Article XII, Section 8 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, each Share of a Series shall represent an equal proportionate interest in the assets and liabilities of the Series with each other Share of the same Series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a Series in two or more Classes, then the Classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the Classes, and other matters as the Trustees have authorized provided that each Share of a Class shall represent an equal proportionate interest in the assets and liabilities of the class with each other Share of the same Class, none having priority or preference over another. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or Class.

Section 4. No Pre-emptive Rights.

     Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 5.  Establishing and Designation of Series or Class.

     Without limiting the authority of the Trustees set forth in Article XII,
     Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be, and hereby are, established and designated as:

     Fifth Third Government Money Market Fund;

                  Class A Shares;
                  Institutional Shares;

     Fifth Third Prime Money Market Fund;

                  Class A Shares;
                  Class B Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Municipal Money Market Fund;

                  Class A Shares;
                  Institutional Shares;

     Fifth Third Quality Growth Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Disciplined Large Cap Value Fund

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Large Cap Opportunity Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Balanced Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Mid Cap Growth Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third International Equity Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Technology Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Intermediate Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third U.S. Government Bond Fund;

                  Class A Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Intermediate Municipal Bond Fund;

                  Class A Shares;

                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Ohio Municipal Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third U.S. Treasury Money Market Fund;

                  Institutional Shares;
                  Service Shares;

     Fifth Third Strategic Income Fund;

                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Multi Cap Value Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Worldwide Fund;

                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Micro Cap Value Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Institutional Government Money Market Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Service Shares;

     Fifth Third Institutional Money Market Fund;

                  Institutional Shares;

                  Service Shares;

     Fifth Third Michigan Municipal Money Market Fund;

                  Class A Shares;
                  Institutional Shares;

     Fifth Third International GDP Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Small Cap Growth Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Large Cap Core Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

     Fifth Third Equity Index Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Short Term Bond Fund;

                  Class A Shares;
                  Institutional Shares;


     Fifth Third Michigan Municipal Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;


     Fifth Third Municipal Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;

                  Institutional Shares;
                  Advisor Shares;

     Fifth Third Ohio Tax Exempt Money Market Fund;

                  Class A Shares;
                  Institutional Shares;

     Fifth Third LifeModel Conservative FundSM;

                  Institutional Shares;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;

     Fifth Third LifeModel Moderately Conservative FundSM;

                  Institutional Shares;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;

     Fifth Third LifeModel Moderate FundSM;

                  Institutional Shares;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;

     Fifth Third LifeModel Moderately Aggressive FundSM;

                  Institutional Shares;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;

     Fifth Third LifeModel Aggressive FundSM;

                  Institutional Shares;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;

Shares of any Series or Class established in this Section 5 shall have the following relative rights and preferences:

     (a) Assets belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively, "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

     (b) Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class shall be charged with the liabilities of the Trust in respect to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series or Class are herein referred to as "liabilities belonging to" that Series or Class. Each allocation of liabilities belonging to a Series or Class by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

     (c) Dividends, Distributions, Redemptions, Repurchases and Indemnification. Notwithstanding any other provisions of this Declaration, including, without limitation, Article X, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of the Shares of any Series or Class shall be effected by the Trust other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

     (d) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

     (e) Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligation of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust or of any Series or Class.

     (f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

     (g) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

     (h) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.

                                   ARTICLE IV

                                  THE TRUSTEES

Section 2. Election of Trustees at Meeting of Shareholders.

     On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares, the Shareholders shall elect Trustees. The number of Trustees shall be determined by the Trustees pursuant to Article IV, Section 5.

Section 3. Term of Office of Trustees.

     The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

Section 7. Ownership of Assets.

     The assets belonging to each Series or Class shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustee. All of the assets belonging to each Series or Class or owned by the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset belonging to any Series or Class or owned by the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in a Series or Class.

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

Section 1. Voting Powers.

     Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have the power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1;
     (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Section 2. Meetings.

     A Shareholders meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares of all Series and Classes entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

Section 3. Quorum and Required Vote.

     Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series of Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series or Class. If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.

                                    ARTICLE X

                          DISTRIBUTIONS AND REDEMPTIONS

Section 1. Distributions.

     (a) The Trustees may from time to time declare and pay dividends to the Shareholders of any Series or Class, and the amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees. Such dividends may be accrued and automatically reinvested in additional Shares (or fractions thereof) of the relevant Series or Class or paid in cash or additional Shares of such Series or class, all upon such terms and conditions as the Trustees may prescribe.

     (d) All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust or its transfer agent at the date and time of record established for that payment.

Section 2. Redemptions and Repurchases.

     (a) In case any Shareholder of record of any Series or Class at any time desires to dispose of Shares of such Series or Class recorded in his name, he may deposit a written request (or such other form of request as the Trustees may from time to time authorize) requesting that the Trust purchase his Shares, together with such other instruments or authorizations to effect the transfer as the Trustees may from time to time require, at the office of the Transfer Agent, and the Trust shall purchase his Shares out of assets belonging to such Series or Class. The purchase price shall be the net asset value of his shares reduced by any redemption charge as the Trustees from time to time may determine.

     Payment for such Shares shall be made by the Trust to the Shareholder of record within that time period required under the 1940 Act after the request (and, if required, such other instruments or authorizations of transfer) is deposited, subject to the right of the Trustees to postpone the date of payment pursuant to Section 4 of this Article X. If the redemption is postponed beyond the date on which it would normally occur by reason of a declaration by the Trustees suspending the right of redemption pursuant to Section 4 of this Article X, the right of the Shareholder to have his Shares purchased by the Trust shall be similarly suspended, and he may withdraw his request (or such other instruments or authorizations of transfer) from deposit if he so elects; or, if he does not so elect, the purchase price shall be the net asset value of his

     Shares determined next after termination of such suspension (reduced by any redemption charge), and payment therefor shall be made within the time period required under the 1940 Act.

Section 5. Trust's Right to Redeem Shares.

     The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value and promptly make payment to the Shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion.

                                   ARTICLE XI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Personal Liability and Indemnification of Shareholders.

     The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

     No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgement, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

     Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to be indemnified and reimbursed by the Trust to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

     The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Section 3. Express Exculpatory Clauses and Instruments.

     The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be indemnified and reimbursed by the Trust.

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 3. Establishment of Record Dates.

     The Trustees may close the Share transfer books of the Trust maintained with respect to any Series or Class for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange or Shares of any Series or Class shall go into effect; or in lieu of closing the Share transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders of any Series or Class, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect, or the last day on which the consent or dissent of Shareholders of any Series or Class may be effectively expressed for any purpose, as a record date for the determination of the Shareholders entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, or to exercise the right to give such consent or dissent, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding, after such date fixed aforesaid, any transfer of any Shares on the books of the Trust maintained with respect to any Series or Class. Nothing in the foregoing sentence shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 4. Termination of Trust.

     (c) Subject to a Majority Shareholder Vote by such Series or Class, the Trustees may at any time sell and convert into money all the assets of the Trust or any Series of Class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts.

     The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be 2 Oliver Street, c/o CT Corporate Systems, Boston, Massachusetts, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts. The Trust may maintain other offices as the Trustees may from time to time determine. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Massachusetts Secretary of State and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

                                   ARTICLE IV

                             SHAREHOLDERS' MEETINGS

Section 1. Special Meetings.

     A special meeting of the Shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding Shares of the Trust or of the relevant Series or Class, entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than two days to call such special meeting, the Trustees, Chairman or the Shareholders so requesting may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary.

                                   ARTICLE IX

                    INDEMNIFICATION OF TRUSTEES AND OFFICERS

Section 2. No indemnification.

     No indemnification shall be provided hereunder to a Trustee or officer against any liability to the Trust or any Series or Class or the Shareholders of any Series or Class by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                                   ARTICLE XIV

                             REPORT TO SHAREHOLDERS

     The Trustees shall at least semi-annually submit to the Shareholders of each Series or Class a written financial report of the transactions of that Series or Class including financial statements which shall at least annually be certified by independent public accountants.

(d) (i) Form of Investment Advisory Contract dated April 30, 2001 between the Registrant and Fifth Third Asset Management Inc. is filed herewith.

          (A) Form of Schedule A to the Investment Advisory Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13,
               2002).

     (ii) Form of Investment Advisory Contract of the Fifth Third Large Cap Opportunity Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 44 on Form N-1A filed on or about July 3,
          2002).

    (iii) Form of Sub-Advisory Agreement for the Fifth Third International Equity Fund between Fifth Third Asset Management Inc. and Morgan Stanley Asset Management, Inc. dated April 30, 2001 is filed herewith.

          (A) Form of Exhibit A to the Sub-Advisory Agreement is filed herewith.

(e) (i) Distribution Agreement of the Registrant dated October 29, 2001 (incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed on or about May 15, 2002).

          (A) Form of Amended Schedules A, B and C to the Distribution Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

     (ii) Administrative Service Agreement of the Registrant (incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-1A filed on or about October 28, 1996).

          (A) Form of Amended Exhibit A to the Administrative Service Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13,
               2002).

(f)  Not applicable.

(g) (i) Custody Agreement of the Registrant (incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-lA filed on or about November 28, 1997).

          (A) Amended Exhibit B to Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed on or about September 30, 1997).

          (B) Amendment dated May 18, 1999 to the Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed on or about October 1, 1999).

     (ii) Foreign Custody Agreement dated May 25, 1999 between Fifth Third Bank and The Bank of New York (incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed on or about October 1, 1999).

          (A) Foreign Custody Manager Agreement dated May 25, 1999 between the Registrant and The Bank of New York (incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed on or about October 1, 1999).

          (B) Foreign Custody Manager Letter Agreement dated May 25, 1999 between the Registrant and Fifth Third Bank (incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed on or about October 1, 1999).

(h) (i) Transfer Agency and Accounting Services Agreement of the Registrant (incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed February 28, 1995).

          (A) Form of Amended Schedule A to the Transfer Agency and Accounting Services Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

     (ii) Form of Management and Administration Agreement of the Registrant dated October 29, 2001 is filed herewith.

          (A) Form of Amended Schedule A to the Management and Administration Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

    (iii) Form of Sub-Administration Agreement, including Form of Schedules A, B, and C, dated October 29, 2001 is filed herewith.

     (iv) Form of Sub-Transfer Agency Agreement including Schedules A, B, C, and D is filed herewith.

     (v) Shareholder Servicing Plan dated September 20, 2000 (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

          (A) Form of Schedule I to the Shareholder Servicing Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13,
               2002).

     (i)     Opinion of Ropes & Gray is filed herewith.

     (j)(i)  Consent of Ropes & Gray is filed herewith.

     (j)(ii) Consent of PriceWaterhouseCoopers is filed herewith.

(k)  Not applicable.

(l) Initial Capital Understanding (incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed February 28, 1995).

(m) (i) Amended Rule l2b-1 Plan dated December 1, 1995 (incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed on or about September 29, 2000).

          (A) Form of Amended Exhibits A, B, C and D to the Rule 12b-1 Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13,
               2002).

     (ii) Combined Rule 12b-1 Agreement dated September 19, 2001 (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

          (A) Form of Amended Exhibit A to the Rule 12b-1 Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13,
               2002).

    (iii) Investment B Rule 12b-1 Plan dated April 1, 2000 (incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed on or about September 29, 2000).

          (A) Form of Amended Exhibit A to the Investment B Rule 12b-1 Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13,
               2002).

(n) Form of Amended Multiple Class Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

(p)(i) Code of Ethics for Fifth Third Funds is filed herewith.

(p)(ii)Code of Ethics for Fifth Third Asset Management Inc. (incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed on or about May 15, 2002).

(p)(iii) Code of Ethics for BISYS Fund Services (incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed on or about September 29, 2000).

(p) (iv) Code of Ethics for Morgan Stanley Dean Witter Investment Management Inc. (incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed on or about September 29, 2000).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25. INDEMNIFICATION

Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed September 27, 1991 (File Nos. 811-5669 and 33-24848).

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

FIFTH THIRD ASSET MANAGEMENT INC.


                           POSITION WITH FIFTH THIRD ASSET     OTHER SUBSTANTIAL BUSINESS, VOCATION, PROFESSION OR
NAME                       MANAGEMENT INC.                     EMPLOYMENT
Neal E. Arnold             Director                            Executive Vice President with Fifth Third Bank

James D. Berghausen        Director,                           Chief Investment Officer and Senior Vice President
                           President                           with Fifth Third Bank

Paul L. Reynolds           Secretary                           Senior Vice President with Fifth Third Bank

Kevin S. Woodard           Assistant Secretary                 Vice President with Fifth Third Bank

Robert Curtin              Treasurer and Assistant             Vice President with Fifth Third Bank
                           Secretary

Roberta Tucker             Director, Fixed                     Vice President with Fifth Third Bank
                           Income

Denis Amato                Director of Value                   Director of Value Strategies with Fifth Third Bank
                           Strategies

Richard Barone             Director of Equity Strategy -       Chairman and Chief Executive Officer with Ancora
                           Small Company Fund                  Capital Securities, Inc.

James Bernard              Director of Fixed Income - Tax      Vice President with Fifth Third Bank
                           Free

Allan Miller               Director of Equity Strategy -       Vice President with Fifth Third Bank
                           Worldwide Fund

Mitchell L. Stapley        Chief Fixed Income                  Director of Fixed Income with Fifth Third Bank
                           Officer

Michael J. Martin          Director of Fixed Income - Tax      Director of Fixed Income with Fifth Third Bank
                           Free

Allan J. Meyers            Director Equity Strategy - Large    Director of Equity Funds with Fifth Third Bank
                           Company Fund

David C. Eder              Director of Equity Strategy -       Director of Equity Funds with Fifth Third Bank Equity
                           Structured                          Products

Robert Cummisford          Director of Equity Strategy -       Director of Equity Funds with Fifth Third Bank
                           Small Company Fund

Steven Folker              Director of Growth                  Vice President with Fifth Third Bank
                           Strategies

James Russell              Director of Equity                  Vice President with Fifth Third Bank
                           Products

John Schmitz               Director of Equity Strategy -       Vice President with Fifth Third Bank
                           Income Growth/International

John Hoeting               Senior Portfolio                    Ass't Vice President with Fifth Third Bank
                           Manager

                                      -15-


Scott Mlynek               Portfolio Manager                   Portfolio Manager with Fifth Third Bank

John L. Cassady            Portfolio Manager                   Portfolio Manager with Fifth Third Bank

Michael S. Gilmore         Portfolio Manager                   Portfolio Manager with Fifth Third Bank

Sara M. Quirk              Portfolio Manager                   Portfolio Manager with Fifth Third Bank

Daniel R. Skubiz           Portfolio Manager                   Portfolio Manager with Fifth Third Bank

Brian J. Smolinski         Portfolio Manager                   Portfolio Manager with Fifth Third Bank

Eric Strange               Portfolio Manager                   Portfolio Manager with Fifth Third Bank

Steve Mygrant              Senior Equity                       Portfolio Manager with Fifth Third Bank
                           Analyst

Patricia S. Younker        Fixed Income                        Investment Officer with Fifth Third Bank
                           Assistant

Mark Demos                 Equity Analyst                      Trust Officer with Fifth Third Bank

Jon Fisher                 Equity Analyst                      Ass't Vice President with Fifth Third Bank

Scott Lucas                Trader                              Municipal Bond Trader with Fifth Third Bank

Robert Luckey              Trader                              Equity Trader with Fifth Third Bank

Dan Popowics               Equity Analyst                      Ass't Vice President with Fifth Third Bank

Sunil Reddy                Equity Analyst                      Ass't Vice President with Fifth Third Bank

John Sutorius              Trader                              Corporate Bond Trader with Fifth Third Bank

Dan Whitney                Senior Trader                       Assistant Vice President with Fifth Third Bank


MORGAN STANLEY INVESTMENT MANAGEMENT INC. (Sub-adviser to the Fifth Third International Equity Fund):

Listed below are the officers and Directors of Morgan Stanley Investment Management Inc. ("MSIM"). The information as to any other business, profession, vocation, or employment of substantial nature engaged in by the Chairman, President and Directors during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by MSIM pursuant to the Advisers Act (SEC File No. 801-15757).

MORGAN STANLEY INVESTMENT MANAGEMENT INC.  as of June 28, 2002


NAME AND POSITION WITH
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.                                 NAME OF OTHER COMPANY           POSITION WITH OTHER COMPANY
Barton Michael Biggs
Chairman, Director and Managing Director

Mitchell M. Merin                               Morgan Stanley Investment       President, Chief Executive
Director                                        Advisors Inc.                   Officer and Director

                                                Morgan Stanley Dean Witter &    President and Chief Operating
                                                Co.                             Officer of Asset Management

                                                Morgan Stanley Distributors     Chairman, Chief Executive
                                                Inc. and                        Officer and Director
                                                Morgan Stanley Trust FSB

                                      -16-


                                                Morgan Stanley Services         President, Chief Executive
                                                Company Inc.                    Officer and Director

                                                Morgan Stanley Funds            President

                                                Morgan Stanley DW Inc.          Executive Vice President and
                                                                                Director

                                                Various MSDW Subsidiaries       Director

                                                Various Van Kampen investment   Trustee
                                                companies

Joseph J. McAlinden                             Morgan Stanley Investment       Executive Vice President and
Chief Investment Officer                        Advisors Inc.                   Chief Investment Officer

                                                Morgan Stanley Funds            Vice President

                                                Morgan Stanley Trust            Director

Rajesh Kumar Gupta                              Morgan Stanley Investment       Senior Vice President, Director
Chief Administrative Officer Investments        Advisors Inc.                   of the Taxable Fixed Income
                                                                                Group and Chief Administrative
                                                                                Officer-Investments
Arthur Lev
General Counsel, Managing Director and
Secretary

James P. Wallin
Chief Compliance Officer and
Executive Director

Alexander C. Frank
Treasurer

DIRECTORS
                                                  TITLE
Barton M. Biggs                                   Director
Mitchell M. Merin                                 Director
Barry Fink                                        Director
Ronald E. Robison                                 Director


OFFICERS
                                                  TITLE
Barton M. Biggs                                   Chairman
                                                  Managing Director
Mitchell M. Merin                                 President
Joseph McAlinden                                  Chief Investment Officer
                                                  Managing Director
Rajesh K. Gupta                                   Chief Administrative Officer -
                                                  Investments
                                                  Managing Director
Ronald E. Robison                                 Chief Operations Officer
                                                  Managing Director
Debra M. Aaron                                    Managing Director
John R. Alkire                                    Managing Director
W. David Armstrong                                Managing Director
William S. Auslander                              Managing Director
Jerome B. Baesel                                  Managing Director
B. Robert Baker, Jr.                              Managing Director
Glenn E. Becker                                   Managing Director
Richard M. Behler                                 Managing Director
Thomas L. Bennett                                 Managing Director
Theodore R. Bigman                                Managing Director
Francine J. Bovich                                Managing Director
P. Dominic Caldecott                              Managing Director
Frances Campion                                   Managing Director
John S. Coates                                    Managing Director
Stephen C. Cordy                                  Managing Director
Stephen F. Esser                                  Managing Director
William B. Gerlach                                Managing Director
J. David Germany                                  Managing Director
James Gilligan                                    Managing Director
Tracey H. Ivey                                    Managing Director
Michael Kiley                                     Managing Director
Paul W. Klug, Jr.                                 Managing Director
Steven K Kreider                                  Managing Director
William David Lock                                Managing Director
Jeremy Goulding Lodwick                           Managing Director

Yvonne Longley                                    Managing Director
Maryann K. Maiwald                                Managing Director
Jeffrey R. Margolis                               Managing Director
M. Paul Martin                                    Managing Director
Cyril Moulle-Berteaux                             Managing Director
Margaret P. Naylor                                Managing Director
Christopher G. Petrow                             Managing Director
Cory S. Pulfrey                                   Managing Director
Narayan Ramachandran                              Managing Director
Scott F. Richard                                  Managing Director
Robert A. Sargent                                 Managing Director
Roberto M. Sella                                  Managing Director
Kunihiko Sugio                                    Managing Director
Ann D. Thivierge                                  Managing Director
Horacio A. Valeiras                               Managing Director
Richard G. Woolworth, Jr.                         Managing Director
Peter John Wright                                 Managing Director
Laura H. Abramson                                 Executive Director
Jeffrey S. Alvino                                 Executive Director
Kimberly L. Austin                                Executive Director
Karl N. Beinkampen                                Executive Director
E. Clayton Boggs                                  Executive Director
Geraldine T. Boyle                                Executive Director
Paul Gerard Boyne                                 Executive Director
Joseph A. Braccia                                 Executive Director
Brian S. Bruman                                   Executive Director
Jonathan Paul Buckeridge                          Executive Director
Jacqueline M. Carr                                Executive Director
Stefanie V. Chang Yu                              Executive Director
David P. Chu                                      Executive Director
R. Putnam Coes, III                               Executive Director
Kate Cornish-Bowden                               Executive Director
Beth A. Coyne                                     Executive Director
Marc Crespi                                       Executive Director
Joseph C.S. D'Souza                               Executive Director
Bradley S. Daniels                                Executive Director
Peter Dannenbaum                                  Executive Director
Jan-Willem Adriaan De Geus                        Executive Director
Nathalie Francoise Degans                         Executive Director
Mary Sue Highmore Dickinson                       Executive Director
Thomas R Dorr                                     Executive Director
Hassan Elmasry                                    Executive Director
Douglas A. Funke                                  Executive Director
Dennis F. Furey                                   Executive Director
W. Blair Garff                                    Executive Director
Gregg J. Gola                                     Executive Director
Stephen T. Golding                                Executive Director
Thomas L. Grainger                                Executive Director
Steven R. Guyer                                   Executive Director
Stephen P. Haley                                  Executive Director
John D. Hevner                                    Executive Director
Thomas J. Hughes                                  Executive Director
Ruth A. Hughes-Guden                              Executive Director
Karen J. Igler                                    Executive Director
Etsuko Fuseya Jennings                            Executive Director
James Jolinger                                    Executive Director
Michael Kay                                       Executive Director
Douglas J. Ketterer                               Executive Director
Paul D. Koski                                     Executive Director
Brian L. Kramp                                    Executive Director
Michele A. Kreisler                               Executive Director
Michael B. Kushma                                 Executive Director
Noel C. Langlois                                  Executive Director
William T. Lawrence                               Executive Director
Jason S. Leder                                    Executive Director
Tiong Seng Lee                                    Executive Director
Pamela A. Levesque                                Executive Director
Khoon-Min Lim                                     Executive Director
Gordon W. Loery                                   Executive Director
Deanna L. Loughnane                               Executive Director

Susan A. Lucas                                    Executive Director
Dennis P. Lynch                                   Executive Director
Mona Marquardt                                    Executive Director
Ian Richard Martin                                Executive Director
Teresa E. Martini                                 Executive Director
Phoebe McBee                                      Executive Director
Abigail L. McKenna                                Executive Director
Brian N. Metz                                     Executive Director
Nobuaki Miyatake                                  Executive Director
Mitesh Modi                                       Executive Director
Earl L. Nelson                                    Executive Director
Phuong-Que T. Nguyen                              Executive Director
Paul F. O'Brien                                   Executive Director
Bradley F. Okita                                  Executive Director
Alexander A. Pena                                 Executive Director
Michael L. Perl                                   Executive Director
Anthony J. Pesce                                  Executive Director
Bernard V Peterson                                Executive Director
Wayne D. Peterson                                 Executive Director
Anne M. Pickrell                                  Executive Director
Paul C. Psaila                                    Executive Director
Thomas B. Quantrille                              Executive Director
Michael J. Reinbold                               Executive Director
Bruce A. Rodio                                    Executive Director
Christian G. Roth                                 Executive Director
Bruce R. Sandberg                                 Executive Director
James H. Scott                                    Executive Director
Peter J. Seeley                                   Executive Director
Gwen L. Shaneyfelt                                Executive Director
Ruchir Sharma                                     Executive Director
George A. Shows                                   Executive Director
Neil S. Siegel                                    Executive Director
Ashutosh Sinha                                    Executive Director
Kim I. Spellman                                   Executive Director
Neil Stone                                        Executive Director
Hahn S. Sull                                      Executive Director
Shunzo Tatsumi                                    Executive Director
Louise Teeple                                     Executive Director
Tamyra D. Thomas                                  Executive Director
Nicholas Hall Tingley                             Executive Director
Lorraine Truten                                   Executive Director
Hiroshi Ueda                                      Executive Director
Alexander L. Umansky                              Executive Director
Michelle Marie Underwood                          Executive Director
Epco Diederik Van Der Lende                       Executive Director
Willem Pieter Vinke                               Executive Director
Ellen J. Wallace                                  Executive Director
Tomoko Yamaki                                     Executive Director
Marjorie E. Zwick                                 Executive Director
Jeffrey L. Alt                                    Vice President
Hiroyuki Asakawa                                  Vice President
Peter R. Askew                                    Vice President
Stephen M. Atkins                                 Vice President
Eric J. Baurmeister                               Vice President
Mary Jane Bobyock                                 Vice President
Hester Borrie                                     Vice President
Elizabeth Brown                                   Vice President
Michael J. Buce                                   Vice President
Wendy M. Cambor                                   Vice President
Kimberly B. Camp                                  Vice President
Eric J. Carlson                                   Vice President
David Chenyao                                     Vice President
Robert J. Clarkin                                 Vice President
David S. Cohen                                    Vice President
Sherri L. Cohen                                   Vice President
Jennifer C. Cole                                  Vice President
Catherine M. Colecchi                             Vice President
C. Christopher Corrao                             Vice President
James Cowan                                       Vice President
Catherine A. Crandall                             Vice President

Michael Crockford                                 Vice President
Kim W. Cross                                      Vice President
Patricia D. D'Innocenzo                           Vice President
Lisa N. DeMatte                                   Vice President
Alexander J. Denner                               Vice President
Suzanne J. DiCicco                                Vice President
David Dooley                                      Vice President
John F. Dougherty                                 Vice President
Nicole J. Dunn                                    Vice President
Matthew C. Dunning                                Vice President
Martin W Dziura                                   Vice President
Kelly T. Eckenrode                                Vice President
Nannette J. Erdtmann-deGrott                      Vice President
Brian W. Erickson                                 Vice President
Thomas D. Fant                                    Vice President
David A. Farrer                                   Vice President
Joan S. Fisher                                    Vice President
Mark A Foust                                      Vice President
Steven R. Frech                                   Vice President
Paul A. Frick                                     Vice President
Julia A. Gallagher                                Vice President
Ramalingam Ganesh                                 Vice President
James W. Garrett                                  Vice President
David C. Gates                                    Vice President
Joshua M. Givelber                                Vice President
Josephine M. Glass                                Vice President
Jeannette M. Gloge                                Vice President
Jose F. Gonzales-Heres                            Vice President
Janet L Gordon                                    Vice President
Glen M. Greenawald                                Vice President
David A. Gutheil                                  Vice President
Robert St John Harradine                          Vice President
Janice K. Hart                                    Vice President
                                                  Vice President
Philip A. Heaver                                  Vice President
Patrick  J. Heffernan                             Vice President
Angela A. Hennessey                               Vice President
Gerhardt P. Herbert                               Vice President
David R. Hill                                     Vice President
William C. Hogan, III                             Vice President
Andrew F. Hogg                                    Vice President
Kevin C. Holt                                     Vice President
Joseph P. Hondros                                 Vice President
Suzanne M. Hone                                   Vice President
David Horowitz                                    Vice President
Warren Peter Howe                                 Vice President
Timothy H. Jannetta                               Vice President
Karen D. Kalinowski                               Vice President
Vineet Kapur                                      Vice President
Kazuyo Kawabata                                   Vice President
Shari L. Kellner                                  Vice President
John Thomas Kelly-Jones                           Vice President
Michael B. Kleitz                                 Vice President
Wayne A. Klieger                                  Vice President
Adeline Koh                                       Vice President
Jean A. Krepfle                                   Vice President
Judith A. Kukowski                                Vice President
Michael Langhoff                                  Vice President
Todd Levant                                       Vice President
Matthew S. Levitties                              Vice President
Jennifer Liang                                    Vice President
Qian Chad Liu                                     Vice President
Menglin Luo                                       Vice President
Thomas J. Machowski                               Vice President
Graham Macken                                     Vice President
Diane M. Madera                                   Vice President
Eric Marmol                                       Vice President
Natalie L. Marvi-Romeo                            Vice President
Prakash Mavinkurve                                Vice President
David D. McLaughlin                               Vice President

Katharine Merriman                                Vice President
Edward Miller                                     Vice President
Mary Mullin                                       Vice President
Dawn R. Munno                                     Vice President
Jonathan P. Murray                                Vice President
Mikhail Nirenberg                                 Vice President
Hilary Ann O'Neill                                Vice President
Rumi Odo-Kurosaki                                 Vice President
Helene Marie Ouimet                               Vice President
John Pak                                          Vice President
Jacqueline C. Pasquarello                         Vice President
Maria L. Petrocine                                Vice President
Timothy A. Phalon                                 Vice President
John W. Picone                                    Vice President
Ana Cristina Piedrahita                           Vice President
Sheila R. Piernock                                Vice President
Carolyn Patton Piskun                             Vice President
Charles V. Purcell                                Vice President
Michael G. Radin                                  Vice President
Michael B. Ray                                    Vice President
David E. Reidinger                                Vice President
Barbara Mooney Reinhard                           Vice President
Douglas R. Rentz                                  Vice President
John T. Robertson                                 Vice President
James O. Roeder                                   Vice President
John Roscoe                                       Vice President
Kristianna K. Rouff                               Vice President
Ping Ru                                           Vice President
Thomas J. Santamaria                              Vice President
Eric F. Scharpf                                   Vice President
Jennifer L. Schwartz                              Vice President
Janine Seto-Moy                                   Vice President
Timothy B. Shannon                                Vice President
Theresa Shaughnessy                               Vice President
Ilene L. Shore                                    Vice President
Jaidip Singh                                      Vice President
Valerie A. Skinkus                                Vice President
Kelly J. Socci                                    Vice President
James R. Sperans                                  Vice President
Charles M. Stucke                                 Vice President
Elena J. Svitavsky                                Vice President
Matthew P. Thomas                                 Vice President
Matthew Todorow                                   Vice President
Kenneth H. Tollmann                               Vice President
Kerry K. Van Orden                                Vice President
L. Bryan Vickrey                                  Vice President
Vincent E. Vizachero                              Vice President
Geraldine M. Walsh Reddington                     Vice President
Michael D. Wright                                 Vice President
Hooman Yaghoobi                                   Vice President
Allison Ziemer                                    Vice President
Arthur J. Lev                                     Managing Director
                                                  General Counsel and Secretary
Vincent B Tritto                                  Executive Director
                                                  Assistant Secretary
James P. Wallin                                   Executive Director
                                                  Assistant Secretary
Madeline D. Barkhorn                              Assistant Secretary
Charlene R. Herzer                                Assistant Secretary
Susan M. Krause                                   Assistant Secretary
Alexander C. Frank                                Treasurer
Eileen S. Wallace                                 Assistant Treasurer

                       HEARTLAND CAPITAL MANAGEMENT, INC.

                                                                                OTHER SUBSTANTIAL
                                    POSITION WITH                               BUSINESS, PROFESSION,
NAME                                HEARTLAND                                   VOCATION OR EMPLOYMENT
----                                ---------                                   ----------------------
Robert D. Markley                   President and Chief Executive
                                    Officer                                     None
Thomas F. Maurath                   Executive Vice President                    None

ITEM 27. PRINCIPAL UNDERWRITERS

(a)  Fifth Third Funds Distributor, Inc. formerly known as Kent Funds
     Distributor, acts as distributor.

(b) Directors, officers and partners of Fifth Third Funds Distributor, Inc. as of September 18, 2002, were as follows:


NAME AND PRINCIPAL                                                              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                    POSITIONS AND OFFICES WITH BISYS            REGISTRANT
Concord Holding Corporation         Direct Owner                                None
3435 Stelzer Road
Columbus, Ohio 43219

Lynn J. Mangum                      Director                                    None
90 Park Avenue
NY, NY  10016

William J. Tomko                    President                                   None
3435 Stelzer Road
Columbus, OH  43219

Kevin J. Dell                       Secretary                                   None
90 Park Avenue
NY, NY  10016

Edward S. Forman                    Assistant Secretary                         None
90 Park Avenue
NY, NY  10016

Dennis R. Shehan                    Director & Treasurer                        None
90 Park Avenue
NY, NY  10016

Robert A. Bucher                    Financial-Op                                None
90 Park Avenue
NY, NY  10016

Charles L. Booth                    VIP & Assistant Compliance Officer None
3435 Stelzer Road
Columbus, Ohio 43219

Richard F. Froio                    VIP & Chief Compliance Officer              None
60 State Street, Suite 1300
Boston, MA  02109


(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 through 3la-3 promulgated thereunder are maintained at one of the following locations:

Fifth Third Funds (Registrant)
3435 Stelzer Road
Columbus, Ohio 43219-3035

Fifth Third Asset Management Inc. (Advisor)
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Fifth Third Bank (Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent)
38 Fountain Square Plaza
Cincinnati, Ohio 45263

BISYS Fund Services LP (Sub-administrator)
3435 Stelzer Road
Columbus, Ohio 43219-3035

Fifth Third Funds Distributor, Inc. (Distributor)
3435 Stelzer Road
Columbus, OH 43219

BISYS Fund Services Ohio, Inc. (Sub-Transfer Agent)
3435 Stelzer Road
Columbus, Ohio 43219-3035

Heartland Capital Management, Inc. (Advisor to the Fifth Third Large Cap Opportunity Fund)
36 South Pennsylvania Street, Suite 610
Indianapolis, Indiana 46204

Morgan Stanley Dean Witter Investment Management Inc.
(Sub-Advisor to the Fifth Third International Equity Fund)
1221 Avenue of the Americas
New York, New York 10020

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Washington, District of Columbia, on the 27th of November, 2002.

                                                FIFTH THIRD FUNDS

                                                *BY: /s/ Jeffrey C. Cusick
                                                     --------------------------
                                                Jeffrey C. Cusick, President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                   TITLE                                       DATE

* /s/ Jeffrey C. Cusick                     President
  -------------------------------           (Principal Executive Officer)               November 27, 2002
Jeffrey C. Cusick


* /s/ Adam S. Ness                          Treasurer (Principal Financial
  -------------------------------           and Accounting Officer)                     November 27, 2002
Adam S. Ness

* /s/ Edward Burke Carey                    Chairman and Trustee                        November 27, 2002
  -------------------------------
Edward Burke Carey

* /s/ David J. Durham                       Trustee                                     November 27, 2002
  -------------------------------
David J. Durham

* /s/ J. Joseph Hale, Jr.                   Trustee                                     November 27, 2002
  -------------------------------
J. Joseph Hale, Jr.

* /s/ John E. Jaymont                       Trustee                                     November 27, 2002
  -------------------------------
John E. Jaymont


*By: /s/ Alyssa Albertelli
     ----------------------------
       Alyssa Albertelli, as Attorney-in-fact pursuant to Powers of Attorney filed herewith


                                POWER OF ATTORNEY
                                -----------------

     Jeffrey C. Cusick, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  June 28, 2001



                                                /s/ Jeffrey C. Cusick
                                                -------------------------------
                                                Jeffrey C. Cusick

                                POWER OF ATTORNEY
                                -----------------

     Adam S. Ness, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated: September 10, 2001                   /s/ Adam S. Ness
       -----------------------------        ------------------------------------
                                            Adam S. Ness

                                POWER OF ATTORNEY
                                -----------------

         Edward Burke Carey, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated: June 21, 2000                                 /s/ Edward Burke Carey
       -------------                                 ----------------------
                                                     Edward Burke Carey

                                POWER OF ATTORNEY
                                -----------------

     John E. Jaymont, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  October 4, 2001


                                                 /s/ John E. Jaymont
                                                 ------------------------------
                                                 John E. Jaymont

                                POWER OF ATTORNEY
                                -----------------

     David J. Durham, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  August 13, 2001



                                                   /s/ David J. Durham
                                                   ----------------------------
                                                   David J. Durham

                                POWER OF ATTORNEY
                                -----------------


     J. Joseph Hale, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  April 9, 2001


                                                    /s/ J. Joseph Hale, Jr.
                                                    ---------------------------
                                                    J. Joseph Hale, Jr.

                                  EXHIBIT INDEX


(d)(i)         Form of Investment Advisory Contract dated April 30, 2001 between the Registrant and Fifth Third Asset Management Inc.
(d)(iii)       Form of Sub-Advisory Agreement for the Fifth Third International
               Equity Fund between Fifth Third Asset Management Inc. and Morgan
               Stanley Asset Management, Inc. dated April 30, 2001.
(d)(iii)(A)    Form of Exhibit A to the Sub-Advisory Agreement is filed
               herewith.
(h) (ii)       Form of Management and Administration Agreement of the Registrant
               dated October 29, 2001.
(h) (iii)      Form of Sub-Administration Agreement, including Form of Schedules
               A, B, and C, dated October 29, 2001.
(h) (iv)       Form of Sub-Transfer Agency Agreement including Schedules A, B,
               C, and D.
(i)            Opinion of Ropes & Gray.
(j)(i)         Consent of Ropes & Gray.
(j)(ii)        Consent of PriceWaterhouseCoopers.
(p) (i)        Code of Ethics for Fifth Third Funds.